SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment No. 2)

Check the appropriate box:
[X]   Preliminary Information Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[   ]   Definitive Information Statement

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

(Name of Registrant as Specified In Its Charter)

NTS REALTY HOLDINGS LIMITED PARTNERSHIP
600 North Hurstbourne Parkway
Suite 300
Louisville, Kentucky 40222
Attn: Gregory A. Wells

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[   ]   No fee required.
[X]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1.	Title of each class of securities to which transaction applies:
Limited Partnership Units

2.	Aggregate number of securities to which transaction applies:
The filing fee was determined based upon the sum of (i) the product of the per unit merger consideration of $7.50 plus a pro rata share of a settlement fund of $7,401,487 (representing settlement consideration of $1.75 per unit for each unit proposed to be converted into the right to receive merger consideration) and 4,229,421, the aggregate number of units proposed to be converted into the right to receive merger consideration and (ii) $804,555.75 expected to be paid in connection with the payment of deferred compensation to the non-employee directors of the managing general partner of NTS Realty Holdings Limited Partnership.  In accordance with Rule 0-11(b) promulgated under the Securities Exchange Act of 1934, as amended, and Fee Rate Advisory #1 for fiscal year 2014, issued August 30, 2013 and revised October 2013, the filing fee was determined by multiplying 0.0001288 by the total consideration of $39,926,700.

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$9.25 per limited partnership unit (the price per limited partnership unit negotiated in the transaction)

4.	Proposed maximum aggregate value of transaction:
$39,926,700

5.	Total fee paid:
$5,142.56

[X]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

PRELIMINARY COPY—SUBJECT TO COMPLETION

NTS Realty Holdings Limited Partnership
600 North Hurstbourne Parkway, Suite 300
Louisville, Kentucky 40222
(502) 426-4800

NOTICE OF ACTION BY WRITTEN CONSENT AND INFORMATION STATEMENT

To the Limited Partners of NTS Realty Holdings Limited Partnership:

This Information Statement is being furnished to you as a holder of limited partnership units (the “Units”) of NTS Realty Holdings Limited Partnership (“NLP”) to inform you of (i) the approval of the Board of Directors of NTS Realty Capital, Inc., our managing general partner (“Managing GP”), at a meeting held on February 24, 2014 to adopt an Agreement and Plan of Merger (the “Merger Agreement”), a copy of which is attached hereto as Annex A, by and among NTS Merger Parent, LLC (“Parent”), NTS Merger Sub, LLC, a wholly-owned of Parent (“Merger Sub”), NLP and Managing GP, whereby Merger Sub will merge with and into NLP, with NLP continuing as the surviving entity, and (ii) NLP’s receipt on April 15, 2014 of a written consent (the “Consent”) approving the merger and the transactions contemplated by the Merger Agreement by holders of our Units owning approximately 6,865,853 Units, representing approximately 61.9% of our issued and outstanding Units and approximately 59.3% of our aggregate voting power, as of March 13, 2014.  No other vote of our Unitholders is required due to this representing over a majority of our outstanding Units entitled to vote thereon.  The resolutions adopted by Board of Directors at its meeting on February 24, 2014 and the Consent give NLP the authority to effect the merger.

The merger is being undertaken in accordance with the terms of that certain Stipulation and Agreement of Compromise, Settlement and Release dated as of February 4, 2014 (the “Settlement Agreement”) entered into in the matter Stephen J. Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452, pending in Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”).  The Court granted its preliminary approval of the Settlement Agreement on February 5, 2014.  Completion of the merger is conditioned upon, among other things, the Court holding a final fairness settlement hearing and, thereafter, issuing its final approval of the Settlement Agreement.  If the merger is completed, then each Unit (other than Units that are beneficially owned, directly or indirectly, by Mr. J.D. Nichols, our Chairman, and Mr. Brian Lavin, our President and CEO) will be converted into the right to receive, in cash, consideration equal to: (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the case, as awarded by the Court.  On April 24, 2014, the Court held its final fairness settlement hearing to consider the Settlement Agreement.  At the hearing, among other things, the Court approved the Settlement Agreement as fair, reasonable and adequate and in the best interests of the class and granted plaintiffs’ counsel’s petition for fees (aggregating $2,220,446 or approximately $0.53 per Unit) and reimbursement of expenses (aggregating $123,930 or approximately $0.03 per Unit) and awarded an incentive award to the named plaintiffs in the case (aggregating $50,000 or approximately $0.01 per Unit).  Therefore, the merger consideration is equal to $8.68 per Unit.

Upon consummation of the merger, Merger Sub will merge with and into NLP, with NLP being the surviving entity and all of the outstanding membership interests of Merger Sub will be automatically cancelled and shall cease to exist.  As a result of the merger, NLP will become a private company that is wholly-owned by Mr. J.D. Nichols, Mr. Brian Lavin and their affiliates.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS AND NO MEETING OF LIMITED PARTNERS WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

The attached Information Statement is dated April [__] , 2014 and is first being mailed to holders of our Units on or about April [__] , 2014.  The Information Statement provides detailed information concerning the merger and the Merger Agreement.  We urge you to read the entire document carefully.  Please do not send in your Units at this time.  If the merger is completed, you will receive instructions regarding how to surrender your Units and receive payment for your Units.

Sincerely, Brian F. Lavin President and Chief Executive Officer

NTS Realty Holdings Limited Partnership
600 North Hurstbourne Parkway, Suite 300
Louisville, Kentucky 40222
(502) 426-4800

NOTICE OF ACTION BY WRITTEN CONSENT AND INFORMATION STATEMENT

This Information Statement is being furnished to you as a holder (a “Unitholder”) of limited partnership units (the “Units”) of NTS Realty Holdings Limited Partnership, a Delaware limited partnership (“NLP,” or “we,” or “us” or “our”) to inform you of (i) the approval by the Board of Directors of NTS Realty Capital, Inc., our managing general partner (“Managing GP”), at a meeting held on February 24, 2014 to adopt an Agreement and Plan of Merger (the “Merger Agreement”) by and among NTS Merger Parent, LLC, a Delaware limited liability company (“Parent”), NTS Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), NLP and Managing GP, whereby Merger Sub will merge with and into NLP, with NLP continuing as the surviving entity (the “Surviving Entity”), and (ii) our receipt on April 15, 2014 of a written consent (the “Consent”) approving the merger and the transactions contemplated by the Merger Agreement by Unitholders owning approximately 6,865,853 Units, representing approximately 61.9% of our issued and outstanding Units and approximately 59.3% of our aggregate voting power, as of March 13, 2014 (the “Record Date”).  No other Unitholder vote is required due to this representing a majority of our outstanding Units entitled to vote thereon.  The resolutions adopted by the Board of Directors at its meeting on February 24, 2014 and the Consent give us the authority to effect the merger.

The merger is being undertaken in accordance with the terms of that certain Stipulation and Agreement of Compromise, Settlement and Release dated as of February 4, 2014 (the “Settlement Agreement”) entered into in the matter Stephen J. Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452, pending in Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”).  The Court granted its preliminary approval of the Settlement Agreement on February 5, 2014.  Completion of the merger is conditioned upon, among other things, the Court holding a final fairness settlement hearing and, thereafter, issuing its final approval of the Settlement Agreement.  If the merger is completed, then each Unit (other than Units that are owned by the Nichols and Lavin Limited Partners as described below) will be converted into the right to receive, in cash, consideration (such per Unit consideration is referred to as the “Merger Consideration”) equal to: (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the case, as awarded by the Court.  On April 24, 2014, the Court held its final fairness settlement hearing to consider the Settlement Agreement. At the hearing, among other things, the Court approved the Settlement Agreement as fair, reasonable and adequate and in the best interests of the class and granted plaintiffs’ counsel’s petition for fees (aggregating $2,220,446 or approximately $0.53 per Unit) and reimbursement of expenses (aggregating $123,930 or approximately $0.03 per Unit) and awarded an incentive award to the named plaintiffs in the case (aggregating $50,000 or approximately $0.01 per Unit). Therefore, the merger consideration is equal to $8.68 per Unit.

Upon consummation of the merger, Merger Sub will merge with and into NLP, with NLP being the Surviving Entity and all of the outstanding membership interests of Merger Sub will be automatically cancelled and shall cease to exist.  As a result of the merger, NLP will become a private company that is wholly-owned by the Nichols and Lavin Limited Partners (defined below).

Units held by the following persons and entities (collectively, the “Nichols and Lavin Limited Partners”) will not be entitled to receive Merger Consideration for any Units: Mr. J.D. Nichols (our Chairman), Mr. Brian F. Lavin (our President and CEO), Ms. Kimberly Ann Nichols, Ms. Zelma Nichols, NTS Realty Partners, LLC, ORIG, LLC, Ocean Ridge Investments, Ltd., BKK Financial, Inc., The J.D. Nichols Irrevocable Trust for My Daughters, The J.D. Nichols Irrevocable Trust for My Grandchildren, and Brickwood, LLC, all of which are affiliates of Mr. Nichols or Mr. Lavin.  All of the Nichols and Lavin Limited Partners executed and delivered the Consent.  As of the close of business on the Record Date, the Nichols and Lavin Limited Partners beneficially owned, in the aggregate, 6,865,853 Units, representing approximately 61.9% of our issued and outstanding Units and approximately 59.3% of our aggregate voting power.

Parent is owned and managed by Mr. J.D. Nichols (our Chairman) and Mr. Brian F. Lavin (our President and CEO). Merger Sub is a wholly-owned subsidiary of Parent and is also managed by Mr. Nichols and Mr. Lavin.

The Merger Consideration was a result of negotiations among Mr. Nichols and Mr. Lavin and their respective legal counsel and advisors, and initially, a special committee of the Board of Directors and the committee’s legal counsel and financial advisor, and subsequently, in connection with the Settlement Agreement, the Board of Directors and its legal counsel and financial advisor and legal counsel and the plaintiffs in the class action litigation described herein and their legal counsel and financial advisors.

One primary intended effect of the merger is to enable us to terminate the public registration of our Units under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Provided that the merger is completed, we will deregister our Units with the SEC and we will no longer be required to file periodic reports with the SEC.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Following the receipt of the Consent, no other Unitholder vote is required.  This Information Statement is being furnished to all our Unitholders pursuant to Section 14(c) of the Exchange Act and the rules promulgated thereunder solely for the purpose of informing Unitholders of the merger before it takes effect.

We urge you to read the entire accompanying Information Statement carefully.  Please do not send in your Units at this time.  If the merger is completed, you will receive instructions regarding the surrender of your Units and payment for your Units.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE MERGER TRANSACTION OR PASSED UPON THE FAIRNESS OR MERITS OF THE MERGER OR THE ADEQUACY OR ACCURACY OF THIS INFORMATION STATEMENT.  ANY CONTRARY REPRESENTATION IS A CRIMINAL OFFENSE.

This Information Statement is dated April [__], 2014 and is first being mailed to our Unitholders on or about April [__], 2014.

ii

THE MERGER AGREEMENT	64
Structure of the Merger	64
Effective Time of the Merger	64
Effect of the Merger on the Units and Certain Other Securities of NLP and Merger Sub	64
Payment for Units in the Merger	65
Representations and Warranties	65
Covenants and Agreements	68
Conditions to Completion of the Merger	71

Termination	72
Effect of Termination; Remedies	73
Specific Performance	73
Amendments and Waivers	74
Recommendation	74

INFORMATION CONCERNING NLP	74
Policies With Respect To Certain Activities	74
Change in Policies	75
Employees	76
Insurance	76
Competition	76

DIRECTORS AND EXECUTIVE OFFICERS OF MANAGING GP	76

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA	79

UNIT MARKET PRICE AND DISTRIBUTION INFORMATION	80

INFORMATION CONCERNING THE PARENT PARTIES AND NTS REALTY PARTNERS, LLC	81

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	82

CERTAIN PURCHASES AND SALES OF UNITS	83

ADDITIONAL INFORMATION	84

ANNEXES

Annex A - Agreement and Plan of Merger dated as of February 25, 2014

Annex B - Stipulation and Agreement of Compromise, Settlement and Release dated as of February 4, 2014

Annex C - Opinion of Financial Advisor, Centerboard Securities, LLC, dated as of February 24, 2014

Annex D - NLP's Annual Report on Form 10-K for the year ended December 31, 2013

ii

SUMMARY TERM SHEET

The following summary highlights selected information contained in this Information Statement and may not contain all of the information that may be important in your consideration of the proposed merger.  We encourage you to read this Information Statement and the documents we have incorporated by reference.  We have included section references to direct you to a more complete description of the topics described in this summary.

Special Factors.

For a description of the special factors considered in connection with the merger and the Merger Agreement, see “SPECIAL FACTORS” beginning on page 11.

The Merger and the Settlement Agreement.

On February 25, 2014, NLP, Managing GP, Parent and Merger Sub entered into the Merger Agreement.  Upon the terms and subject to the conditions of the Merger Agreement, at the time the certificate of merger is filed with the Secretary of State of the State of Delaware, or at such later time as agreed by the parties (the “effective time”), Merger Sub will merge with and into NLP, with NLP continuing as the Surviving Entity.  Upon consummation of the merger, all of the outstanding membership interests of Merger Sub will be automatically cancelled and shall cease to exist, and the Surviving Entity will be owned by the Nichols and Lavin Limited Partners.  The Merger Agreement is attached as Annex A to this Information Statement.  See “SPECIAL FACTORS — Effects of the Merger” beginning on page 44 and “SPECIAL FACTORS — Structure and Steps of the Merger” beginning on page 52.  You should read the Merger Agreement because it, and not this Information Statement, is the legal document that governs the merger.

The merger is being undertaken in accordance with the terms of that certain Stipulation and Agreement of Compromise, Settlement and Release dated as of February 4, 2014 (the “Settlement Agreement”) entered into in the matter Stephen J. Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452 (the “Kentucky Action”), pending in Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”).  A copy of the Settlement Agreement is attached hereto as Annex B.  The Court granted its preliminary approval of the Settlement Agreement on February 5, 2014.  Completion of the merger is conditioned upon, among other things, the Court holding a final fairness settlement hearing and, thereafter, issuing its final approval of the Settlement Agreement.  See “THE SETTLEMENT AGREEMENT – Final Settlement Hearing” beginning on page 62.

The Kentucky Action is a class action lawsuit brought on behalf of a proposed class (the “Class”) consisting of all record holders and beneficial owners of Units (other than the Nichols and Lavin Limited Partners and the independent, non-employee members of the Board of Directors) as well as their respective successors and assigns who held Units at any time between December 28, 2012 and the final approval of the Settlement Agreement.  The Kentucky Action was initiated against us, each member of our Board of Directors, Managing GP, Parent and Merger Sub, alleging, among other things, that the Board of Directors breached fiduciary duties to our Unitholders in connection with the Board of Directors’ approval of a merger pursuant to the terms of that certain Agreement and Plan of Merger dated December 27, 2012 (the “Original Merger Agreement”) that provided for a merger similar to that proposed by the Merger Agreement but provided to the Unitholders (other than the Nichols and Lavin Limited Partners) cash consideration of $7.50 per Unit (the “Original Merger Consideration”).  See “SPECIAL FACTORS – Background of the Merger” and beginning on page 11 and “- Certain Legal Matters” beginning on page 56.

The Settlement Agreement provides, subject to satisfaction of the conditions set forth therein, for the full and complete compromise, settlement, release and dismissal of the Kentucky Action as well as the class action lawsuit pending in the Delaware Court of Chancery under the consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. C.A. No. 8302-VCP (the “Delaware Action” and with the Kentucky Action, the “Actions”).

Under the Settlement Agreement, it is expected that: (i) Merger Sub will merge with and into NLP pursuant to the terms of the Merger Agreement; and (ii) as consideration for the settlement and release of the claims asserted in the Actions, at the closing of the merger, each of our outstanding Units (other than those Units owned by the Nichols and Lavin Limited Partners) will be cancelled and converted automatically into the right to receive, in cash, the Merger Consideration.

In accordance with the requirements of the Settlement Agreement, notice of the pendency of the Settlement Agreement (the “Court Notice”) was mailed to all Unitholders on or before March 1, 2014.  The Court Notice informed the Unitholders of the Settlement Agreement and of the Court’s holding of the final fairness settlement hearing (the “Final Settlement Hearing”) on April 24, 2014.  Any member of the Class desiring to object to the Settlement Agreement or the merger could have his/her objection heard at the Final Settlement Hearing.

On April 24, 2014, the Final Settlement Hearing was held by the Court.  At such Final Settlement Hearing, no objections to the Settlement Agreement or the transactions contemplated thereby were made, and the Court entered its Order and Final Judgment (the “Order and Final Judgment”), pursuant to which the Court:

•
permanently certified a non-opt out Class pursuant to Kentucky Rule of Civil Procedure 23 and designated plaintiffs in the Kentucky Action as the class representatives with plaintiffs’ counsel as Class counsel;

•	determined that the requirements of the rules of the Court and due process have been satisfied;

•
determined that settlement of the Actions on the terms and conditions provided for in the Settlement Agreement is fair, reasonable and adequate, and in the best interests of the Class and approved the settlement;

•	dismissed with prejudice in its entirety the Kentucky Action;

•
approved the grant of various releases among the plaintiffs, Class members and the defendants which releases are more fully described herein (the “Releases”) (see “THE SETTLEMENT AGREEMENT – Releases Provided under the Settlement Agreement” on page 63);

•
permanently barred and enjoined plaintiffs and all members of the Class from instituting, commencing or prosecuting any of the settled claims against any of the parties that are released pursuant to the Releases; and

•
granted plaintiffs’ counsel’s petition for fees (aggregating $2,220,446 or approximately $0.53 per Unit) and reimbursement of expenses (aggregating $123,930 or approximately $0.03 per Unit) and an incentive award to the named plaintiffs in the Actions (aggregating $50,000 or approximately $0.01 per Unit).

Special Committee.

Discussions concerning a proposed merger of NLP with and into Merger Sub commenced in August 2012.  On August 31, 2012, the Board of Directors received an initial proposal from Messrs. Nichol and Lavin to acquire all of the Units owned by the Unitholders (other than the Nichols and Lavin Limited Partners).  To assist it in evaluating this initial proposal, in September 2012, the Board of Directors formed a Special Committee of the Board (the “Special Committee”) to evaluate the fairness to our unaffiliated Unitholders (collectively, the “Unaffiliated Holders”) of the merger transaction initially proposed by Mr. Nichols and Mr. Lavin.  The Special Committee consisted of the three independent, non-employee members of our Board of Directors - Mark D. Anderson, John P. Daly, and John S. Lenihan.  Each member of the Special Committee was determined to be independent of NLP, Managing GP and Messrs. Nichols and Lavin.  See “SPECIAL FACTORS – Background of Merger” beginning on page 11.

The Special Committee engaged its own legal counsel and financial advisors.  The Special Committee was deliberate in its process, taking approximately four months to analyze and evaluate Messrs. Nichols and Lavin’s proposal and to negotiate with Messrs. Nichols and Lavin the terms of a proposed merger.  Ultimately these negotiations resulted in an Agreement and Plan of Merger dated December 27, 2012 (the “Original Merger Agreement”) that provided for merger consideration of $7.50 per Unit, representing a 43% increase in the merger consideration over the initially proposed $5.25 per Unit.  After announcement of the Original Merger Agreement, various class action lawsuits were filed including the Actions.  The Original Merger Agreement was terminated on October 18, 2013.  See “SPECIAL FACTORS — Background of the Merger” beginning on page 11.

After approximately five months of negotiating with plaintiffs and their legal counsel in such Actions, on February 4, 2014, the Settlement Agreement was entered into among the parties to the Actions.  On February 5, 2014, the Court granted its preliminary approval of the Settlement Agreement, and on April 24, 2014, the Court granted its final approval of the Settlement Agreement.  Subject to satisfaction of the conditions set forth in the Settlement Agreement, the Settlement Agreement provides for the full and complete compromise, settlement, release and dismissal of the Actions.

Merger Consideration.

The Merger Agreement provides that, upon the effective time of the Merger, each Unit (other than Units owned by the Nichols and Lavin Limited Partners) will be cancelled and extinguished and automatically converted into the right to receive, in cash, consideration (such per Unit consideration is referred to as the “Merger Consideration”), representing an amount equal to: (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the Actions, as awarded by the Court.

At the Final Settlement Hearing held by the Court on April 24, 2014, the Court, among other things, approved the settlement of the Actions on the terms and conditions provided for in the Settlement Agreement and determined that such settlement is fair, reasonable and adequate, and in the best interests of the Class and granted plaintiffs’ counsel’s petition for fees (aggregating $2,220,446 or approximately $0.53 per Unit) and reimbursement of expenses (aggregating $123,930 or approximately $0.03 per Unit) and an incentive award to the named plaintiffs in the Actions (aggregating $50,000 or approximately $0.01 per Unit).  Therefore, the Merger Consideration is equal to $8.68 per Unit.

The Merger Consideration shall not be due or owing under the Settlement Agreement, however, until, among other things:

•	the Court has finally certified the settlement class (which certification was made by the Court in the Order and Final Judgment);

•
the Court, after holding the Final Settlement Hearing, has entered the Order and Final Judgment approving the material terms of the Settlement Agreement and such order shall have become final and no longer be subject to appeal (the Court entered the Order and Final Judgment on April 24, 2014 and it will become final and no longer be subject to appeal upon the later of: (i) expiration of the time for filing an appeal of such order; (ii) the date of final affirmance of such order on any appeal; and (iii) the final dismissal of any appeal);

•	the Court has approved the Releases (the Court approved the Releases in the Order and Final Judgment);

•
orders dismissing the Actions with prejudice have become final and are no longer subject to appeal (the Order and Final Judgment entered on April 24, 2014 dismissed with prejudice the Kentucky Action and a stipulation and order to dismiss the Delaware Action with prejudice is expected to be filed by plaintiffs in the Delaware Action on or before May 1, 2014; each respective dismissal order will become final and no longer be subject to appeal upon the later of: (i) expiration of the time for filing an appeal of such order; (ii) the date of final affirmance of such order on any appeal; and (iii) the final dismissal of any appeal); and

•	the merger has become effective (the merger will become effective at the effective time).

The Merger Consideration was determined as the result of negotiations among Mr. Nichols and Mr. Lavin and their respective legal counsel and advisors, on the one hand, and initially, the Special Committee and its legal counsel and advisors, and subsequently in the negotiation of the Settlement Agreement, the independent, non-employee members of the Board of Directors and their legal counsel and advisors and legal counsel to the plaintiffs in the Actions, on the other hand.  See “THE SETTLEMENT AGREEMENT” beginning on page 60 and “THE MERGER AGREEMENT – Payment for Units in the Merger” beginning on page 65.

Recommendation of Board of Directors.

On behalf of NLP and Managing GP, the Board of Directors, by unanimous vote of its independent, non-employee directors, has determined that the Settlement Agreement, the merger, the Merger Agreement and the transactions contemplated thereby are:

•	advisable, fair to, and in the best interests of, the Unaffiliated Holders, and

•	on terms no less favorable to the Unaffiliated Holders than those generally being provided to or available from unrelated third parties.

The Board of Directors, by unanimous vote of its independent, non-employee directors, also has approved the Settlement Agreement and the Merger Agreement and recommended that the Unitholders vote or consent in favor of the Merger Agreement and the transactions contemplated thereby.  See “SPECIAL FACTORS — Recommendation of Board of Directors” beginning on page 26.

Opinion of Financial Advisor.

The Board of Directors received an opinion from Centerboard Securities, LLC (“Centerboard Securities”) to the effect that, as of February 24, 2014, the date of its opinion, the per Unit merger consideration to be received by all Unitholders except the Nichols and Lavin Limited Partners pursuant to the Merger Agreement of (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the Actions, as awarded by the Court (which net consideration was assumed by Centerboard Securities to be $8.73 per Unit), is fair, from a financial point of view, to such Unitholders.  This opinion is subject to the assumptions, limitations and qualifications set forth in the opinion, which is attached as Annex C to this Information Statement.  See “SPECIAL FACTORS — Opinion of Financial Advisor” beginning on page 32.

Position of the 13E-3 Filing Persons as to the Fairness of the Merger.

Each of Mr. Nichols, Mr. Lavin, Parent and Merger Sub (collectively, the “13E-3 Filing Persons”) believes that the merger is substantively and procedurally fair to the Unaffiliated Holders.  See “SPECIAL FACTORS — Position of the 13E-3 Filing Persons as to the Fairness of the Merger” beginning on page 39.

Purpose of and Reasons of the 13E-3 Filing Persons for the Merger.

Mr. Nichols, Mr. Lavin, Parent and Merger Sub decided to pursue the merger because they believe that NLP can be operated more effectively as a privately-owned company, and that the merger will allow the Unaffiliated Holders to receive an attractive value for their Units.  See “SPECIAL FACTORS — Purpose of and Reasons of the 13E-3 Filing Persons for the Merger” beginning on page 41.

Interests of Certain Persons in the Merger.

You should be aware that some of our Unitholders, and some of our Managing GP’s directors, officers and employees have interests in the merger that may be different from, or in addition to, your interests as a Unitholder generally, including:

•
the non-employee members of the Board of Directors have deferred compensation represented by phantom units pursuant to the Managing GP Directors Deferred Compensation Plan (the “Director Plan”), and immediately prior to the effective time of the merger, such deferred compensation will be issued to such non-employee members of the Board of Directors as Units and will be converted automatically into and thereafter represent the right to receive the Merger Consideration;

•
certain officers of Managing GP, including Mr. Lavin, have deferred compensation represented by phantom units pursuant to the NLP Officers Deferred Compensation Plan (the “Officer Plan”), and such deferred compensation will remain deferred pursuant to the Officer Plan, will not be converted to Units at the effective time of the merger and will remain subject to the terms of the Officer Plan;

•
Managing GP’s officers, including Mr. Lavin, are expected to continue their employment with the Surviving Entity after the effective time of the merger and may enter into or be provided new employment, retention and compensation arrangements (although no such new arrangements have been proposed or agreed to);

•	Messrs. Nichols and Lavin will continue to serve as directors of Managing GP following the merger;

•	the Nichols and Lavin Limited Partners will have 100% ownership of the Surviving Entity following the merger; and

•	continued indemnification and advancement rights and directors and officers liability insurance will be provided by the Surviving Entity to former directors and officers of our Managing GP.

The Board of Directors, including the independent, non-employee members of the Board of Directors, were aware of these interests, and considered them, among other matters, prior to taking the actions described herein and entering into the Settlement Agreement and Merger Agreement.  See “SPECIAL FACTORS — Interests of Certain in the Merger” beginning on page 47.

The Parties.

The parties to the Merger Agreement are as follows:

•
NLP. NLP currently owns, wholly, as a tenant in common with unaffiliated co-owners, or through joint venture investments with affiliated and unaffiliated third parties, 24 properties comprised of 15 multifamily properties, seven office buildings and business centers and two retail properties.  The properties are located in and around Louisville and Lexington, Kentucky, Nashville and Memphis, Tennessee, Richmond, Virginia, Fort Lauderdale and Orlando, Florida, Indianapolis, Indiana and Atlanta, Georgia.  NLP’s Units are listed on the NYSE MKT platform under the trading symbol of “NLP.”  The mailing address of NLP is 600 North Hurstbourne Parkway, Suite 300, Louisville, KY 40222.

•
Parent. Parent, a Delaware limited liability company, was formed on December 21, 2012 by Mr. J.D. Nichols (our Chairman) and Mr. Brian Lavin (our President and CEO), for the sole purpose of acquiring control of NLP.  Parent has not engaged in any business except for activities incidental to its formation and in connection with the merger and other transactions contemplated by the Merger Agreement.  Mr. Nichols and Mr. Lavin are the sole members and managers of Parent.

•
Merger Sub. Merger Sub, a Delaware limited liability company, was formed on December 21, 2012, and is a wholly-owned subsidiary of Parent.  Merger Sub was formed for the sole purpose of entering into the merger.  Messrs. Nichols and Lavin serve as managers of Merger Sub.  Upon completion of the merger, Merger Sub will merge with and into NLP, with NLP continuing as the Surviving Entity and all membership interests of Merger Sub will be automatically cancelled and shall cease to exist.  Merger Sub has not conducted any activities to date other than those related to its formation and activities relating to the merger.

•
Managing GP.  Managing GP, a Delaware corporation, serves as our managing general partner.  Our partnership agreement vests principal management discretion in Managing GP, which has the exclusive authority to oversee our business and affairs, subject only to the restrictions in our certificate of limited partnership and partnership agreement.  Managing GP is managed by the five-member Board of Directors.

See “SPECIAL FACTORS — Effects of the Merger” beginning on page 44, “THE MERGER AGREEMENT – Structure of the Merger” beginning on page 64, and “INFORMATION CONCERNING THE PARENT PARTIES AND NTS REALTY PARTNERS, LLC” beginning on page 81.

Approval of the Merger.

Pursuant to the Consent, holders of more than a majority of our outstanding Units approved the Merger Agreement and the transactions contemplated thereunder. See “THE MERGER AGREEMENT” beginning on page 64.

Effects of the Merger.

Our Units are currently listed for trading on the NYSE MKT under the symbol “NLP.”  If the merger is completed, all holders of Units (other than the Nichols and Lavin Limited Partners) will receive, in cash per Unit, the Merger Consideration.  As a result of the merger, NLP’s limited partners, other than the Nichols and Lavin Limited Partners, will no longer have an equity interest in NLP, our Units will cease to be listed on the NYSE MKT, and the registration of our Units under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be terminated.  See “SPECIAL FACTORS — Effects of the Merger” beginning on page 44.

Required Vote of Unitholders to Approve the Merger.

Under Delaware law, adoption of the Merger Agreement requires the affirmative vote of Unitholders owning a majority of our outstanding Units.  Pursuant to the Consent, the Nichols and Lavin Limited Partners, owning approximately 6,865,853 Units, representing approximately 61.9% of our issued and outstanding Units and approximately 59.3% of our aggregate voting power, approved the Merger Agreement and related transactions.  Therefore, no other vote of our Unitholders is required.  The merger, however, is subject to various other conditions as more fully described herein.

Conditions to Completion of the Merger.

The merger will not be completed until all conditions of the Settlement Agreement have been satisfied.  The Settlement Agreement is conditioned upon the fulfillment of the following conditions:

•
Plaintiffs having determined, following completion of confirmatory discovery, that the Settlement Agreement is fair, reasonable and adequate to them and the members of the Class (plaintiffs made this determination on February 6, 2014);

•	Plaintiffs having approved the form of the final Information Statement to be issued by us (plaintiffs have approved this Information Statement);

•	the Nichols and Lavin Limited Partners voting in favor of the merger (the Nichols and Lavin Limited Partners executed the Consent voting in favor of the merger);

•	the merger being approved by the affirmative vote of holders of a majority of our outstanding Units (this vote was obtained pursuant to the Consent);

•
dismissal with prejudice of the Actions (the Order and Final Judgment entered on April 24, 2014 dismissed with prejudice the Kentucky Action and a stipulation and order to dismiss the Delaware Action with prejudice is expected to be filed by plaintiffs in the Delaware Action on or before May 1, 2014);

•
the entry of the Order and Final Judgment in the Kentucky Action approving the Settlement Agreement and providing the dismissal with prejudice of the Kentucky Action and approving the grant of the Releases (the Order and Final Judgment was entered on April 24, 2014);

•
the inclusion in the Order and Final Judgment of a provision enjoining all members of the Class from asserting any of the settled claims (this provision was included in the Order and Final Judgment); and

•	the Order and Final Judgment and orders dismissing the Actions being finally affirmed on appeal or such orders not being subject to appeal by lapse of time or otherwise.

See “THE SETTLEMENT AGREEMENT – Conditions of the Settlement Agreement” beginning on page 61.

In addition to satisfying the above conditions of the Settlement Agreement, the merger will not be completed until after the conditions to the Merger Agreement are also satisfied.  These conditions include, among others:

•	the adoption of the Merger Agreement by the affirmative vote of Unitholders owning a majority of our outstanding Units (which vote was obtained by delivery of the Consent);

•
the absence of any order or other action issued or taken by a court of competent jurisdiction or United States federal or state governmental entity enjoining or otherwise prohibiting the completion of the merger or the other transactions contemplated by the Merger Agreement; and

•
the Court has issued its final approval of the Settlement Agreement and such approval is final and no longer subject to appeal (the Court issued its final approval by entry of the Order and Final Judgment and such Order and Final Judgment will become final and no longer be subject to appeal upon the later of: (i) expiration of the time for filing an appeal of such order; (ii) the date of final affirmance of such order on any appeal; and (iii) the final dismissal of any appeal).

Without limiting the foregoing, the merger will become effective no earlier than 20 days after this Information Statement is first sent or given to our limited partners.  At any time before the merger, to the extent legally allowed, NLP, Managing GP, Parent or Merger Sub may waive compliance with any of the conditions contained in the Merger Agreement without the approval of their respective limited partners or members.  As of the date of this Information Statement, none of NLP, Managing GP, Parent or Merger Sub expects that any condition will be waived.  See “THE MERGER AGREEMENT — Conditions to Completion of the Merger” beginning on page 71.

Assuming no appeal is filed to the Order and Final Judgment or any orders dismissing the Actions, we expect to satisfy the conditions to closing of the Merger Agreement and to close the merger in June 2014, although there can be no assurance that we will be able to do so.

No Solicitations.

The Merger Agreement generally restricts the ability of NLP and Managing GP to, among other things, solicit or engage in discussions or negotiations with a third party regarding specified transactions involving NLP and the Board of Directors’ ability to change or withdraw its approval of the Merger Agreement.  See “THE MERGER AGREEMENT — Covenants and Agreements” beginning on page 68.

Termination of the Merger Agreement.

The Merger Agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger, whether before or after delivery of the Consent:

•	by mutual written consent of NLP and Managing GP (collectively, the “Partnership Parties”) and Parent and Merger Sub (collectively, the “Parent Parties”);

•	by either the Parent Parties or the Partnership Parties, if the merger is not consummated by September 30, 2014; and

•	by either the Parent Parties or the Partnership Parties upon the occurrence of certain events specified in the Merger Agreement.

See “THE MERGER AGREEMENT — Termination” beginning on page 72.

Appraisal Rights.

Under Delaware law and the Amended and Restated Agreement of Limited Partnership of NLP (the “Partnership Agreement”), Unitholders do not have appraisal rights or the right to seek judicial appraisal of the “fair value” of Units in connection with the merger.  See “SPECIAL FACTORS – Appraisal Rights of Unitholders” beginning on page 58.

Tax Consequences for U.S. Holders.

In general, if you are a U.S. Holder (as defined herein), your receipt of cash in exchange for your Units pursuant to the Merger Agreement will be a taxable transaction to you for U.S. federal income tax purposes.  You generally will recognize capital gain or loss for U.S. federal income tax purposes in the amount equal to the difference between (i) the amount of cash you receive in exchange for your Units and (ii) your adjusted basis in the exchanged Units.  Tax matters are complicated.  The tax consequences of the merger to you will depend upon your own personal circumstances.  You should consult your tax advisors for a full understanding of the U.S. federal, state, local, foreign and other tax consequences of the merger to you.  See “SPECIAL FACTORS — Material United States Federal Income Tax Consequences” beginning on page 49.

Financing of the Merger.

Completion of the merger is not conditioned upon the receipt by Parent and Merger Sub of sufficient funds to fund the aggregate merger consideration.  The funds needed to pay the aggregate merger consideration and certain transaction costs and expenses of the merger are expected to be funded by cash and debt financing.  It is expected that a portion of the aggregate merger consideration will be paid by the Nichols and Lavin Limited Partners from available cash and the remainder will be funded by indebtedness incurred  by the Surviving Entity through a combination of drawing on the Surviving Entity’s increased line of credit, refinancing indebtedness on certain of the Surviving Entity’s properties and leveraging certain of the Surviving Entity’s other properties.  The increased debt service expected as a result of increased leverage on certain of the Surviving Entity’s assets is expected to be offset, in part, by the cost savings (of approximately $1,500,000 to $2,000,000 per year) attributable to NLP, after the merger, no longer being a publicly traded entity.  See “SPECIAL FACTORS — Financing of the Merger” beginning on page 54.

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:	Did the Board of Directors Recommend Adoption of the Merger Agreement?

A:	Yes. The Board of Directors, by unanimous vote of its independent, non-employee directors, recommended that Unitholders vote or consent in favor of the Merger Agreement.

Q:	What Impact Did the Class Action Litigation Have on the Terms of the Merger?

A:
After approximately five months of negotiations with plaintiffs and their legal counsel, Messrs. Nichols and Lavin and their legal counsel and advisors on the one hand, and the independent, non-employee members of the Board of Directors, together with plaintiffs and their legal counsel in the Actions and their respective advisors, on the other hand, ultimately agreed to the Merger Agreement, resulting in (i) a revised Merger Agreement on substantially the same terms as the Original Merger Agreement and (ii) a settlement fund of $7,401,487, or $1.75 per Unit (less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the Actions, as awarded by the Court).

At the Final Settlement Hearing held by the Court on April 24, 2014, the Court, among other things, determined that settlement of the Actions on the terms and conditions provided for in the Settlement Agreement is fair, reasonable and adequate, and in the best interests of the Class, approved the settlement, granted plaintiffs’ counsel’s petition for fees (aggregating $2,220,446 or approximately $0.53 per Unit) and reimbursement of expenses (aggregating $123,930 or approximately $0.03 per Unit) and an incentive award to the named plaintiffs in the Actions (aggregating $50,000 or approximately $0.01 per Unit).  Therefore, the Merger Consideration is equal to $8.68 per Unit, representing an increase of approximately 16% from consideration of $7.50 per Unit offered in the Original Merger Agreement.

Q:	What Vote of Unitholders is Required to Adopt the Merger Agreement and Approve the Merger?

A:
Under Delaware law, adoption of the Merger Agreement requires the affirmative vote of Unitholders owning a majority of our outstanding Units.  All of the Nichols and Lavin Limited Partners executed and delivered the Consent.  As of the close of business on the Record Date, the Nichols and Lavin Limited Partners beneficially owned, in the aggregate, 6,865,853 Units, representing approximately 61.9% of our issued and outstanding Units and approximately 59.3% of our aggregate voting power.  Because Unitholders holding over a majority of our outstanding Units have consented in writing to the merger, the vote required under Delaware law has been obtained.

Q:	Should I Send in My Unit Certificates Now?

A:	No. If the merger is completed, you will receive written instructions for exchanging your Units for cash.

Q:	When Do You Expect the Merger to be Completed?

A:
The effective time of the merger will not occur until after the conditions set forth in the Settlement Agreement have been satisfied.  The conditions include, among other things, that the Order and Final Judgment and the orders dismissing the Actions with prejudice are finally affirmed on appeal or such orders are not being subject to appeal by lapse of time or otherwise. Additionally, in no event will the merger become effective earlier than 20 days after this Information Statement is first sent to our Unitholders.  Generally, if there are no appeals filed to the Order and Final Judgment or to any orders dismissing the Actions, then each such order will become final and no longer subject to appeal after expiration of thirty (30) days following the date of entry of the respective order. Assuming no appeal is filed to the Order and Final Judgment or any orders dismissing the Actions, we expect to satisfy the conditions to closing of the Merger Agreement and to close the merger in June 2014, although there can be no assurance that we will be able to do so.

Q:	What Happens if I Sell My Units Before the Effective Time of the Merger?

A:
If you transfer your Units before the effective time of the merger, you will, unless other arrangements are made, transfer the right to receive the Merger Consideration to the person to whom you transfer your Units.

Q:	What Happens if the Merger is Not Consummated?

A:
If the merger is not consummated for any reason, you will not receive any payment for your Units in connection with the merger.  Instead, we will remain an independent public company and our Units will continue to be listed and traded on the NYSE MKT.  In addition, if the merger is not consummated, we expect that management will operate our business in a manner similar to the manner in which it currently is being operated and that our limited partners will continue to be subject to the same risks and opportunities as they currently are.

Q:	Who Can Help Answer My Questions?

A:	If you have any questions about the merger or need additional copies of this Information Statement, you should contact Rita K. Martin, Managing GP’s Manager of Investor Services, as follows:

Rita K. Martin
NTS Investor Services
600 North Hurstbourne Parkway, Suite 300
Louisville, Kentucky 40222
(502) 426-4800 x 544

SPECIAL FACTORS

Background of the Merger

In 2004, NLP became a publicly traded limited partnership in connection with the merger of NTS-Properties III,  NTS-Properties IV, NTS-Properties V, a Maryland limited partnership,  NTS-Properties VI, a Maryland limited partnership, and NTS-Properties VII, Ltd. (collectively, the “Prior Partnerships”) with and into NLP as part of a court approved settlement of class action litigation involving each of the Prior Partnerships.

When NLP listed its Units on the American Stock Exchange (now NYSE MKT), the general partners of the Prior Partnerships believed that the merger would create an asset base and capital structure that would enable greater access to capital markets and possibly reduce interest rates on a combined portfolio refinancing.  NLP believed that this greater access to capital would provide it with more financial stability and possibly with funding for future property acquisitions.

These benefits did not materialize to the extent that the general partners of the Prior Partnership had hoped.  Since becoming a publicly traded entity, NLP has been constrained by its small size relative to other publicly traded entities.  Because of the small size of NLP’s public float, little analysis is available that might attract additional investors.  NLP’s size has also resulted in a smaller, less diversified portfolio of properties because NLP has not had access to sufficient capital to purchase a more diverse group of properties.

In an attempt to grow and diversify NLP’s portfolio of properties, more efficiently capitalize NLP and otherwise maximize Unitholder value, Managing GP’s management considered a number of potential alternatives throughout 2012.  The alternatives considered were: (i) acquiring an unaffiliated real estate entity in a merger or comparable transaction, (ii) raising equity capital, (iii) refinancing certain mortgages on NLP’s properties to provide additional funds to grow NLP’s portfolio, (iv) maintaining the status quo by remaining a publicly traded entity and (v) having Messrs. Nichols and Lavin acquire NLP in a going private transaction.

Managing GP’s management looked at several unaffiliated real estate entities as potential merger targets.  On July 18 and 19 of 2012, for two and three hours, respectively, Managing GP’s management met in California with management of two real estate entities to discuss potential mergers.  As a result of those discussions, Managing GP’s management concluded that a merger could not be accomplished because the potential targets’ management teams demanded unrealistic valuations and took the position that they would be the acquiring entity rather than the target in a potential merger.

During 2012, Managing GP’s management also spoke to four investment banking firms to determine the possibility of raising additional equity capital that NLP could use to grow its business and diversify its property portfolio.  All of such financial advisors indicated that additional equity capital would either not be readily available or would significantly dilute the equity investments of NLP’s existing Unitholders.  The financial advisors suggested that debt financing might be available, but management did not consider a major refinancing to be a viable solution because such a refinancing would increase the risk profile of NLP by increasing the risk of whether NLP could meet the increased debt service and, correspondingly, such increased debt service could reduce NLP’s ability to make distributions to its Unitholders.

Additionally, Managing GP’s management team reviewed the costs of being a publicly traded entity and estimated that such costs, including accounting and legal fees and the costs of retaining additional personnel, amounted to approximately $1,500,000 to $2,000,000 per year.  Management concluded that such costs were not justified because NLP’s small size prevented it from realizing the benefits of being a public entity, such as greater access to additional capital.

In light of management’s conclusions regarding the foregoing alternatives, Messrs. Nichols and Lavin had several discussions during August 2012 pertaining to a potential transaction that would have the effect of taking NLP private.  As a result of those discussions, Messrs. Nichols and Lavin agreed to send a proposal to the Board of Directors to take NLP private in a negotiated merger transaction.  Messrs. Nichols and Lavin did not consider any alternative structures to their proposed going private transaction.

On August 31, 2012, the Board of Directors received a proposal from Messrs. Nichols and Lavin to acquire all of our outstanding Units (other than those Units already beneficially owned by Messrs. Nichols and Lavin) for $5.25 per Unit in a negotiated merger transaction (the “August 31 Proposal”).  The August 31 Proposal also stated that Messrs. Nichols and Lavin expected to finance the transaction through borrowings using the Units that they currently own or were to acquire in the transaction as collateral and that after the transaction both Mr. Nichols and Mr. Lavin intended to continue in their current roles at Managing GP.  In the August 31 Proposal, Messrs. Nichols and Lavin indicated that they were interested only in pursuing the proposed going private transaction and that they were not interested in selling their ownership interests in NLP or considering any other strategic transaction involving NLP.  The August 31 Proposal also stated that Messrs. Nichols and Lavin expected that the Board of Directors would form a special committee of independent directors to respond to the August 31 Proposal on behalf of the holders of NLP’s publicly traded Units, and that the special committee would retain its own legal and financial advisors.

Later in the day on August 31, 2012, we issued a press release announcing that our Managing GP had received the August 31 Proposal and that the Board of Directors intended to appoint a special committee of independent directors to consider the August 31 Proposal.

On September 12, 2012, the Board of Directors established the Special Committee to consider and act with respect to the August 31 Proposal.  With the assistance of Shefsky & Froelich Ltd., now known as Taft Stettinius & Hollister LLP (“Shefsky & Froelich”), outside counsel to NLP and Managing GP, the Board of Directors considered the independence of Mark D. Anderson, John P. Daly, and John S. Lenihan with respect to service on the Special Committee.  The Board of Directors determined that there were no relationships with NLP, Managing GP or Messrs. Nichols and Lavin that would interfere with the independence of Messrs. Anderson, Daly or Lenihan in connection with considering the August 31 Proposal and designated them as the members of the Special Committee.

The Board of Directors then authorized the Special Committee to exercise certain power and authority of the full Board of Directors with respect to the consideration and negotiation on behalf of NLP of the August 31 Proposal, any revised proposal or merger or other potential alternative third party transaction, including the exclusive authority to:

•
establish, approve and direct the process and procedures related to the review and evaluation of the August 31 Proposal or any potential alternative third party transaction, including the authority to determine not to proceed with any such procedures, review or evaluation;

•	review, consider, evaluate and negotiate the terms and conditions of the August 31 Proposal or any potential alternative third party transaction;

•
consider on behalf of the Board of Directors, Managing GP, and NLP whether the August 31 Proposal, any revised or any potential alternative third party transaction was advisable, fair to, and in the best interests of, NLP and the Unaffiliated Holders, and whether the August 31 Proposal, any revised or any potential alternative third party transaction was on terms no less favorable to NLP than those generally being provided to or available from unrelated third parties;

•	recommend to the Board of Directors and the Unaffiliated Holders what action, if any, should be taken with respect to the August 31 Proposal or any potential alternative third party transaction; and

•
take any and all actions and do or cause to be done any or all things of the Board of Directors that the Special Committee determined necessary or advisable for the Special Committee to discharge its duties.

The Board of Directors also resolved at the September 12, 2012, meeting that it would not recommend or approve the August 31 Proposal or any other merger, acquisition or similar proposal involving NLP, Messrs. Nichols and Lavin or any of their affiliates unless such transaction was recommended to the Board of Directors by the Special Committee. In addition, the Board of Directors authorized the Special Committee to retain the services of its own legal and financial advisors at NLP’s expense.

On September 13, 2012, we filed a report on Form 8-K with the Securities and Exchange Commission announcing that the Board of Directors had appointed the Special Committee to consider the August 31 Proposal.

Also on September 13, 2012, after members of the Special Committee interviewed two potential legal advisors, the Special Committee met formally for the first time and retained Stites & Harbison PLLC (“Stites & Harbison”) as its legal advisor.  Following such retention, the Special Committee and representatives of Stites & Harbison met to discuss (a) the delegation of authority and responsibility to the Special Committee from the Board of Directors, (b) the function of the Special Committee and the duties and responsibilities of its members under the Partnership Agreement and Delaware law, and (c) the appropriate process to be followed by the Special Committee in connection with its consideration and review of the August 31 Proposal and any potential alternative third party transaction.  Following this discussion and with the assistance of Stites & Harbison, the Special Committee considered the independence of each member of the Special Committee with respect to the August 31 Proposal, and confirmed that none of the members of the Special Committee had any material interest in the August 31 Proposal that may be different from the interests of NLP’s Unaffiliated Holders generally.  At this meeting, the Special Committee and Stites & Harbison also discussed the process for selecting a financial advisor.

On September 19, 2012, the Special Committee met and appointed Mark D. Anderson to serve as the chairman of the Special Committee.

Between September 20, 2012 and October 18, 2012, the Special Committee engaged in the process of selecting a financial advisor.  During this time, the Special Committee had preliminary discussions with twelve potential financial advisors and formally interviewed five potential financial advisors.

On October 18, 2012, the Special Committee unanimously selected Centerboard Securities as its independent financial advisor and authorized Mr. Anderson and Stites & Harbison to negotiate, finalize and execute an engagement letter with Centerboard Securities.  The Special Committee selected Centerboard Securities as its independent financial advisor based on a number of factors, including:

•
the experience and expertise of Centerboard Securities and the specific members of the Centerboard Securities team in the real estate industry generally, and multifamily residential and commercial real estate properties in particular;

•	the specific members of the Centerboard Securities team’s experience in advising special committees;

•	the fact that Centerboard Securities had no prior relationship or dealings with NLP, Managing GP, or Messrs. Nichols and Lavin and their affiliates; and

•
after considering Centerboard Securities’ initial presentation to the Special Committee and the presentations of certain other proposed financial advisors, that Centerboard Securities was best suited to advise the Special Committee in its consideration and evaluation of the August 31 Proposal and any potential alternative third party transaction.

During the following week, Mr. Anderson and Stites & Harbison engaged in negotiations with representatives of Centerboard Securities regarding the terms of the engagement with Centerboard Securities.  Following the retention of Centerboard Securities and Stites & Harbison, the Special Committee held regular meetings, in person and telephonically with its advisors in the course of responding to the August 31 Proposal.  On October 24, 2012, the Special Committee met with representatives of Centerboard Securities and Stites & Harbison to discuss the current status of NLP and begin gathering non-public information for Centerboard Securities’ preliminary financial analysis of the August 31 Proposal.  During this meeting, the members of the Special Committee and Centerboard Securities:

•
discussed the history of NLP, the financing sources that Messrs. Nichols and Lavin would be likely to use to fund a potential transaction, the possible factors that could have led to the August 31 Proposal, and the potential drivers of value for NLP;

•	conducted an overview of the properties, assets and operations of NLP; and

•
discussed potential alternatives to the August 31 Proposal, including the feasibility of a transaction in which the interests of the Unaffiliated Holders of NLP would be acquired by an unaffiliated third party and the option of maintaining the status quo with NLP remaining publicly traded.

Centerboard Securities and Stites & Harbison then recommended to the Special Committee that the next steps to be taken would be for Centerboard Securities and Stites & Harbison to deliver to the management team of Managing GP a list of the relevant information that Centerboard Securities would need to review in performing its financial analysis of the August 31 Proposal and for Centerboard Securities to immediately commence its financial analysis of NLP and the August 31 Proposal.

On October 26, 2012, the Special Committee and its legal advisors concluded negotiations with Centerboard Securities regarding the terms of Centerboard Securities’ engagement, and the Special Committee and Centerboard Securities executed Centerboard Securities’ engagement letter to retain Centerboard Securities as the financial advisor to the Special Committee.

On November 1, 2012, the Special Committee caused NLP to issue a press release announcing that the Special Committee had retained Centerboard Securities as its financial advisor and Stites & Harbison as its legal counsel in connection with its review of the August 31 Proposal and any potential alternative third party transaction.

Following the Special Committee meeting held on October 24, 2012, Centerboard Securities proceeded with its due diligence review of NLP for purposes of conducting a financial analysis of the August 31 Proposal. In developing this analysis, the management team of Managing GP provided Centerboard Securities with the information requested by Centerboard Securities and Stites & Harbison relating to NLP.  In addition, on November 6, 2012, representatives of Centerboard Securities had a due diligence meeting with Mr. Lavin and Mr. Gregory A. Wells, the executive vice president and chief financial officer of Managing GP, in Louisville, Kentucky, to conduct a property by property review of NLP’s assets, including site visits to each of NLP’s Louisville properties, and to discuss other questions and issues arising from Centerboard Securities’ review of NLP.

Also on November 6, 2012, Centerboard Securities met with Mr. Lavin in Louisville, Kentucky, to discuss the August 31 Proposal.  During this meeting, Centerboard Securities discussed with Mr. Lavin the reasons for the August 31 Proposal, Messrs. Nichols and Lavin’s expected sources of financing and the potential timetable for a response by the Special Committee.

On November 8 and November 14, 2012, the Special Committee met with Centerboard Securities and Stites & Harbison.  At these meetings, the Special Committee and representatives of Centerboard Securities discussed Centerboard Securities’ financial due diligence of NLP.  At the November 14, 2012 meeting, Centerboard Securities also made a presentation to the Special Committee regarding their preliminary analysis of historical and projected financial and operating information and their preliminary views on valuation.  The presentation included a discussion of the historical occupancy rates, rent growth, revenues, operating income, and repair and maintenance expenditures at NLP’s properties, an analysis of the blended capitalization rates on NLP’s properties as a whole that were implied by various assumed valuations of NLP, and an analysis of implied valuations of NLP resulting from various assumed capitalization rates on NLP’s multifamily and commercial property portfolios.  Following this presentation, the members of the Special Committee discussed their process in evaluating the August 31 Proposal to date and deliberated on their duties to NLP’s Unaffiliated Holders.  As a result of these discussions, the Special Committee, in consultation with its advisors, determined that the price of $5.25 per Unit offered in the August 31 Proposal was inadequate and rejected the August 31 Proposal.  The Special Committee directed Centerboard Securities to communicate its position orally to Mr. Lavin, which the Special Committee confirmed by letter dated November 16, 2012.  Also at this meeting, the Special Committee authorized Centerboard Securities to approach unaffiliated third parties to explore potential alternative transactions.

On November 15, 2012, representatives of Centerboard Securities met with Mr. Lavin to inform him that the Special Committee had rejected the August 31 Proposal.  During this meeting, Centerboard Securities, on behalf of the Special Committee, indicated to Mr. Lavin that:

•	the Special Committee was willing to continue discussions with Messrs. Nichols and Lavin at a significantly higher price; and

•	the Special Committee would require that any transaction with Messrs. Nichols and Lavin

•	be conditioned on the approval of a majority of the outstanding Units of NLP not held by the Nichols and Lavin Limited Partners, which we refer to as the “majority of the minority” condition; and

•
contain broad termination rights for the Special Committee that were not accompanied by a termination fee in favor of Messrs. Nichols and Lavin, in the event a viable alternative transaction was presented or an intervening event occurred.  In addition, Centerboard Securities informed Mr. Lavin that the Special Committee would not enter into a transaction with Messrs. Nichols and Lavin until they had delivered an executed financing commitment letter that was acceptable to the Special Committee.

On November 16, 2012, Mr. Anderson delivered a letter to Messrs. Nichols and Lavin confirming that the Special Committee could not support a transaction at a price of $5.25 per Unit but that the Special Committee remained open to further discussions if Messrs. Nichols and Lavin desired to increase their bid significantly.

In order to explore potential alternative transactions, during the period between November 16, 2012, and November 27, 2012, Centerboard Securities initiated conversations with four unaffiliated third parties, each of whom is a sophisticated real estate investor, to explore whether they would be interested in considering a potential transaction involving the purchase of the Unaffiliated Holders’ Units.  None of these parties expressed any interest in considering a potential transaction with NLP, citing the majority ownership position of Messrs. Nichols and Lavin and their stated unwillingness to consider any strategic transaction other than their going private proposal.

During the period between November 15, 2012 and November 20, 2012, Messrs. Nichols and Lavin exchanged several telephone calls to discuss the Special Committee’s rejection of the August 31 Proposal.  Messrs. Nichols and Lavin discussed amending their proposal to increase the price per Unit, as well as the amount of the potential price increase and their anticipated ability to obtain financing to support a higher per Unit price.  To a lesser extent, Messrs. Nichols and Lavin also considered delaying or withdrawing their offer.  Messrs. Nichols and Lavin decided on November 20, 2012 to increase the price contained in the August 31 Proposal to $7.30 per Unit and instructed their attorney at Fore, Miller & Schwartz to prepare and submit a letter to the Special Committee outlining their revised proposal.

On November 20, 2012, the Special Committee received a letter from Messrs. Nichols and Lavin amending the August 31 Proposal.  Under the revised terms proposed by Messrs. Nichols and Lavin, NLP’s Unitholders other than the Nichols and Lavin Limited Partners would receive $7.30 in cash per Unit, increased from $5.25 in cash under the August 31 Proposal (we refer to the revised proposal as the “November 20 Revised Proposal”).  Later in the day on November 20, 2012, we issued a press release announcing that the Special Committee had received the November 20 Revised Proposal.

On November 26, 2012, while Mr. Nichols was away from the office traveling, Mr. Nichols’ assistant received an e-mail addressed to Mr. Nichols containing an unsolicited letter (the “November 26 Letter”) from legal counsel to two unaffiliated third parties (whom we refer to as “Messrs. A and B”), stating among other things that Messrs. A and B were interested in discussing with Mr. Nichols the potential acquisition of certain key assets of NLP representing approximately 30% of the aggregate value of NLP’s properties (the “November 26 Letter Properties”), or a possible proposal for NLP as a whole.  The November 26 Letter was also sent to Mr. Nichols’ attention via Federal Express, which was received by Mr. Nichols’ assistant at the NLP office on November 29, 2012.

On November 27, 2012, the Special Committee met telephonically with Centerboard Securities and Stites & Harbison to discuss the November 20 Revised Proposal.  At this meeting, representatives of Centerboard Securities made a presentation to the Special Committee updating their prior analysis from November 14, 2012, which focused on an analysis of the blended capitalization rates on NLP’s properties as a whole that were implied by the $7.30 per

Unit offer price set forth in the November 20 Revised Proposal.  Centerboard Securities also informed the Special Committee that the unaffiliated third parties with whom Centerboard Securities had spoken had not indicated any interest in pursuing a transaction involving NLP, citing primarily the controlling position of Messrs. Nichols and Lavin in the Units, their ability to veto an alternative transaction, and the resulting substantial uncertainty that an alternative transaction could be consummated.  Following this presentation, the members of the Special Committee noted that the $7.30 per Unit purchase price set forth in the November 20 Revised Proposal represented a significant increase to the $5.25 per Unit price offered in the August 31 Proposal and, based on Centerboard Securities’ initial analysis, were of the view that the $7.30 per Unit price offered in the November 20 Revised Offer represented a price that was within the range of valuations at which a transaction would be fair to NLP and NLP’s Unaffiliated Holders and which represented a price indicative of the price at which NLP as a whole could potentially be sold to an unrelated third party.  However, the Special Committee unanimously determined that it would be in the best interest of NLP’s Unaffiliated Holders to negotiate, if possible, a further increase to the purchase price offered in the November 20 Revised Proposal, and engaged in a discussion with Centerboard Securities and Stites & Harbison regarding the negotiation strategy that the Special Committee should employ with Messrs. Nichols and Lavin in response to the November 20 Revised Proposal.  Following these deliberations, the Special Committee decided to make a counter proposal that the per Unit merger consideration proposed in the November 20 Revised Proposal be further increased to $7.50 per Unit and directed Centerboard Securities to negotiate this increase in the per Unit purchase price with Messrs. Nichols and Lavin.

On November 29, 2012, Centerboard Securities had a telephone conference with Mr. Lavin to discuss the November 20 Revised Proposal.  During this call, Centerboard Securities informed Mr. Lavin that the Special Committee would move forward with a transaction only if Messrs. Nichols and Lavin (a) further increased their purchase price to $7.50 per Unit, (b) agreed to the Special Committee’s “majority of the minority” condition and allowed for broad termination rights without any termination fee, and (c) provided a suitable financing commitment letter with limited contingencies (the “November 29 Proposal”).  Mr. Lavin responded that, subject to confirmation with Mr. Nichols, he and Mr. Nichols would agree to the Special Committee’s requests and that they would be able to deliver an executed commitment letter to the Special Committee in the following days.

On December 1, 2012, the Special Committee met with Centerboard Securities and Stites & Harbison.  At this meeting, Centerboard Securities reported to the Special Committee that Messrs. Nichols and Lavin had agreed to increase the price per Unit in the November 20 Revised Offer to $7.50 per Unit and that the definitive agreement would include a majority of the minority condition and broad termination rights for the Special Committee.  Following this update, the Special Committee authorized Stites & Harbison to draft a merger agreement for the transaction, but decided not to send a draft merger agreement to Messrs. Nichols and Lavin until they had provided a copy of their financing commitment letter to the Special Committee.

On December 4, 2012, Mr. Nichols’ assistant received via e-mail and subsequently by Federal Express, a second letter to Mr. Nichols from counsel to Messrs. A and B, following up on the November 26 Letter and stating that while they understood that Mr. Nichols had been traveling, Messrs. A and B would like to schedule a meeting to discuss the November 26 Letter no later than December 7, 2012 (the “December 4 Letter” and together with the November 26 Letter, the “Third Party Letters”).

On December 5, 2012, after Mr. Nichols returned from traveling, representatives of Stites & Harbison and Centerboard Securities received copies of the Third Party Letters from Shefsky & Froelich  who had received the Third Party Letters from Mr. Nichols’ assistant earlier that day.  Following receipt of the Third Party Letters, Stites & Harbison and Centerboard Securities contacted Mr. Anderson to brief him on the contents of the Third Party Letters and circulated copies of the Letters to the remaining members of the Special Committee.  At the instruction of Mr. Anderson, Stites & Harbison and Centerboard Securities then met telephonically with Shefsky & Froelich on December 6, 2012, and December 7, 2012, to discuss the appropriate manner of responding to the Third Party Letters.  Following these discussions, Stites & Harbison, Centerboard Securities and Shefsky & Froelich concurred that because the Third Party Letters represented the potential for an alternative transaction, the response to the Third Party Letters and any discussions or negotiations with Messrs. A and B regarding their potential interest in a transaction involving NLP should be handled by the Special Committee and its advisors under the authority granted to the Special Committee by the Board of Directors.

Following additional discussions among Mr. Anderson, Centerboard Securities and Stites & Harbison, and at the direction of Mr. Anderson, Centerboard Securities contacted Mr. B and his legal counsel on the afternoon of December 7, 2012.  During this conversation, Centerboard Securities and Mr. B briefly discussed the Third Party Letters and Messrs. A’s and B’s interest in a transaction involving NLP or a portion of its properties, and agreed to schedule a meeting for Centerboard Securities and Messrs. A and B to discuss the matter further.

On December 10, 2012, the Special Committee met telephonically.  At this meeting, Centerboard Securities and Stites & Harbison updated the Special Committee on the contents of the Third Party Letters, and the subsequent discussions with both Shefsky & Froelich and Messrs. A and B.  Following these updates, the Special Committee, Centerboard Securities and Stites & Harbison discussed the duties and responsibilities of the Special Committee with respect to its consideration of a potential alternative transaction with Messrs. A and B, including the fact that while the Special Committee’s authorizing resolutions explicitly granted the Special Committee the authority to consider any potential alternative transaction to the November 20 Revised Proposal, Messrs. Nichols and Lavin had continued to indicate that they were interested only in pursuing the November 20 Revised Proposal and that they were not interested in selling their stake in NLP or considering any other strategic transaction involving NLP.  The Special Committee, Stites & Harbison and Centerboard Securities then considered the best strategies for negotiating with Messrs. A and B in light of the reality that a potential transaction with them might be subject to a veto right of Messrs. Nichols and Lavin due to the fact that Messrs. Nichols and Lavin directly or indirectly own a majority of the outstanding Units.  Following these deliberations, the Special Committee concluded that the interest of Messrs. A and B in a potential transaction involving NLP or a portion of its properties should be vigorously pursued as part of the Special Committee’s mandate to consider both the November 20 Revised Proposal and potential alternative transactions.  It was agreed that representatives of Centerboard Securities should meet with Messrs. A and B at the earliest possible opportunity.

On December 12, 2012, Messrs. Nichols and Lavin delivered to Centerboard Securities a fully executed financing commitment letter between Messrs. Nichols and Lavin and Quince Associates, Limited Partnership (“Quince Associates”) pursuant to which Quince Associates approved an acquisition loan of up to $32,100,000 to Messrs. Nichols and Lavin (the “Commitment Letter”).

On December 17, 2012, representatives of Centerboard Securities met with Messrs. A and B in Florida, to discuss their interest in a potential transaction involving NLP or a portion of its properties (the “Third Party Meeting”).  During this meeting, Messrs. A and B (a) informed Centerboard Securities that they were aware of the November 20 Revised Proposal, (b) reiterated and discussed with Centerboard Securities their interest in purchasing the November 26 Letter Properties, and (c) indicated general interest in the possibility of acquiring all of NLP.

On December 18, 2012, the Special Committee met with Centerboard Securities and Stites & Harbison to discuss the developments concerning each of Messrs. Nichols and Lavin and Messrs. A and B.  After Centerboard Securities updated the Special Committee on the Third Party Meeting, the Special Committee authorized Centerboard Securities to contact Messrs. Nichols and Lavin to discuss the interest of Messrs. Nichols and Lavin in either (a) an outright sale of the November 26 Letter Properties or (b) a three-way transaction where the November 26 Letter Properties would be sold to Messrs. A and B with the remainder of NLP being sold to Messrs. Nichols and Lavin.  The Special Committee then reviewed the Commitment Letter and the material terms of the draft merger agreement for a transaction with Messrs. Nichols and Lavin that Stites & Harbison had prepared.

On December 19, 2012, Centerboard Securities contacted Messrs. Nichols and Lavin and explored their interest in considering such alternative transactions.  Messrs. Nichols and Lavin:

•	reiterated to Centerboard Securities that they were not interested in selling the November 26 Letter Properties;

•	informed Centerboard Securities that they would no longer be interested in pursuing the November 20 Revised Proposal if NLP did not own the November 26 Letter Properties; and

•
expressed to Centerboard Securities that given the length of the negotiations with the Special Committee, they intended to withdraw the November 20 Revised Proposal if a definitive agreement was not executed by December 31, 2012.

Later in the day on December 19, 2012, Centerboard Securities telephoned Mr. Anderson and representatives of Stites & Harbison and advised them of the earlier conversation with Messrs. Nichols and Lavin.  Following a discussion of these recent developments, Mr. Anderson determined that Stites & Harbison and Centerboard Securities should expedite the negotiation of a merger agreement with Messrs. Nichols and Lavin while at the same time continuing to explore the interest of Messrs. A and B in a potential alternative transaction to determine if those discussions could create additional benefit for the Unaffiliated Holders.  Mr. Anderson then instructed Stites & Harbison and Centerboard Securities to distribute the draft merger agreement and comments to the Commitment Letter and to take the appropriate next steps in the discussions with Messrs. A and B.  Following this meeting, Mr. Anderson separately updated the other members of the Special Committee on these developments and the next steps to be taken, without objection.

Further to Mr. Anderson’s instructions, on December 20, 2012, Stites & Harbison delivered to Fore, Miller & Schwartz, counsel to Messrs. Nichols and Lavin, and Shefsky & Froelich an initial draft of a merger agreement and an initial draft of a voting and support agreement among NLP, Managing GP, and the Nichols and Lavin Limited Partners pursuant to which, among other things, the Nichols and Lavin Limited Partners would agree to vote their Units in favor of the merger agreement.  That same day, Centerboard Securities delivered the Special Committee’s comments to the Commitment Letter to Mr. Lavin which, among other things:

•	removed the due diligence contingency in favor of Quince Associates;

•	informed Messrs. Nichols and Lavin that the Special Committee would require proof of funds from Quince Associates prior to signing the merger agreement; and

•	limited the circumstances constituting a material adverse change of NLP that would permit Quince Associates to not extend the financing.

Later in the day on December 20, 2012, Mr. Lavin contacted representatives of Centerboard Securities to inform them that the Special Committee’s comments to the Commitment Letter were acceptable to both Quince Associates and Messrs. Nichols and Lavin.  On December 21, 2012, Fore, Miller & Schwartz delivered to Stites & Harbison a revised copy of the executed Commitment Letter which incorporated the Special Committee’s comments.

Also on December 21, 2012, following additional discussions among Mr. Anderson, Centerboard Securities and Stites & Harbison, Centerboard Securities sent a response letter to Messrs. A and B which requested that they prepare a due diligence request list, submit a formal proposal setting forth the type of transaction in which they were interested and the price and terms at which they were willing to transact, and execute the confidentiality agreement with the Special Committee that was enclosed with the letter.  The confidentiality agreement included, among other things:

•	a provision limiting the use of confidential information to be provided by the Special Committee to a negotiated transaction involving NLP;

•	restrictions on Messrs. A and B communicating and coordinating with other parties without the Special Committee’s prior consent regarding a potential transaction involving NLP; and

•
a standstill provision, which (a) prohibited Messrs. A and B from acquiring or offering to acquire assets or equity securities of NLP or seeking to influence or change the management of NLP for eighteen months unless the Board of Directors or Special Committee specifically requested otherwise in writing in advance, and (b) stated that Messrs. A and B were not permitted to request a waiver of the standstill provision.

On December 22, 2012, Stites & Harbison received a revised version of the merger agreement reflecting comments from Fore, Miller and Schwartz on behalf of Messrs. Nichols and Lavin and from Shefsky & Froelich, on behalf of NLP.  In the transmittal letter, Shefsky & Froelich informed Stites & Harbison that Fore, Miller & Schwartz had advised Shefsky & Froelich that Messrs. Nichols and Lavin expected to finalize and execute the merger agreement and voting agreement no later than December 26, 2012.

On December 23, 2012, at the request of Shefsky & Froelich representatives of Stites & Harbison, Centerboard Securities, Shefsky & Froelich, Fore, Miller & Schwartz and NLP participated in a conference call to discuss the merger agreement.  During this call, Fore, Miller & Schwartz and Shefsky & Froelich provided Stites & Harbison with an overview of their comments to the merger agreement, and the parties discussed the process for negotiating and potentially executing the merger agreement, with Fore, Miller & Schwartz again conveying that Messrs. Nichols and Lavin expected to finalize and execute the merger agreement and voting agreement no later than December 26, 2012.

Throughout the day on December 26, 2012, the legal advisors for the Special Committee, NLP and Messrs. Nichols and Lavin, respectively, engaged in negotiations regarding the material open issues in the merger agreement and voting and support agreement and exchanged multiple drafts of each document.  These negotiations were focused on the no-solicitation provision and the scope of the termination provisions, the scope of the obligations of Messrs. Nichols and Lavin to enforce their rights under the Commitment Letter and whether the transaction would be conditioned on Messrs. Nichols and Lavin’s receipt of the financing contemplated by the Commitment Letter.  During these discussions, Messrs. Nichols and Lavin agreed to give the Special Committee the flexibility to change its recommendation in the event of either a superior proposal or intervening event without paying a termination fee to Messrs. Nichols and Lavin, but insisted that the threshold level for a proposal to constitute a superior proposal be increased to two-thirds of the equity or assets of NLP.  In addition, the Special Committee agreed that the obligation of Messrs. Nichols and Lavin to close the merger agreement would be conditioned upon their receipt of the financing contemplated by the Commitment Letter, but insisted that Messrs. Nichols and Lavin accept strict obligations to enforce their obligations under the Commitment Letter, that the Special Committee have the right to specifically enforce those obligations, and that the liability of Messrs. Nichols and Lavin be unlimited in the event that they knowingly, willfully or intentionally breached their obligations to secure the financing.  These negotiations continued until all of the outstanding issues in the merger agreement and voting and support agreement were resolved.

Also on December 26, 2012, Centerboard Securities received a response letter from counsel to Messrs. A and B.  In this letter, counsel stated that that while Messrs. A and B continued to review a full range of potential transactions with NLP, including a potential offer for NLP as a whole, they had determined that the most productive alternative was to focus on the November 26 Letter Properties.  A detailed due diligence request list with respect to these properties was enclosed with the letter.  A revised version of the Special Committee’s proposed confidentiality agreement with Messrs. A and B was also enclosed with the letter, which, among other things, deleted (a) the provision limiting the use of confidential information to a negotiated transaction involving NLP, (b) the restrictions on communicating and coordinating with other parties regarding a potential transaction involving NLP, and (c) the standstill provision.  Following the receipt of this letter, Centerboard Securities contacted Stites & Harbison and Mr. Anderson to inform them of, and discuss, the letter.

In the morning and early afternoon of December 27, 2012, the Special Committee met with Stites & Harbison and Centerboard Securities.  At this meeting, Centerboard Securities and Stites & Harbison first updated the Special Committee on the letter received from Messrs. A and B the day before.  Following this update, the Special Committee, Centerboard Securities and Stites & Harbison discussed and compared at length the status of (a) the communications with Messrs. A and B and (b) the negotiations with Messrs. Nichols and Lavin regarding the November 29 Proposal.  The members of the Special Committee agreed that the communications with Messrs. A and B up to that time clearly indicated that they were most interested in acquiring only specified properties of NLP, particularly the November 26 Letter Properties, and that such a sale was likely to jeopardize the November 29 Proposal because Messrs. Nichols and Lavin had indicated to Centerboard Securities that they were not interested in a transaction to acquire the publicly held Units of NLP if NLP no longer owned all of its properties, including the November 26 Letter Properties.  The members of the Special Committee also expressed concern with Messrs. A’s and B’s unwillingness to agree to the standstill, anti-collusion, and negotiated transaction provisions in the confidentiality agreement, as it indicated an unwillingness to participate in the transaction process determined by the Special Committee to be in the best interests of NLP and its Unitholders.  The members of the Special Committee next considered the discussions with Messrs. A and B in the context of the negotiations with Messrs. Nichols and Lavin regarding the November 29 Proposal.  The Special Committee, Centerboard Securities and Stites & Harbison discussed the fact that a merger agreement (which we refer to as the “Original Merger Agreement”) with Messrs. Nichols and Lavin had been fully negotiated at a price of $7.50 per Unit, that the price per Unit was within the range of valuations at which Centerboard Securities believed it would be able to render its opinion to the Special

Committee, and that based on the totality of information available to the Special Committee, including the anticipated receipt of Centerboard Securities’ fairness opinion, the Special Committee believed that a transaction with Messrs. Nichols and Lavin at $7.50 per Unit was in the best interests of the Unaffiliated Holders.  In addition, in light of Messrs. Nichols and Lavin’s recent indications that they (a) intended to withdraw the November 20 Revised Proposal if a definitive agreement was not executed prior to the end of 2012 and (b) had no interest in acquiring the publicly held Units if the November 26 Letter Properties were no longer owned by NLP, the Special Committee considered the risk to the holders of the publicly traded Units of NLP in the event that the Special Committee or Messrs. Nichols and Lavin decided not to move forward with the November 29 Proposal, including the risk that the trading price of the publicly held Units could fall back to the historical trading prices that persisted prior to the August 31 Proposal.  Finally, the Special Committee considered certain provisions that were included in the Original Merger Agreement that had been negotiated with Messrs. Nichols and Lavin that protected NLP’s Unaffiliated Holders and the rights of the Special Committee to consider alternative transactions.  Stites & Harbison explained that while the Special Committee could not solicit an alternative proposal following the execution of the Original Merger Agreement, it had the right to negotiate with any third party, including Messrs. A and B, that made a bona fide unsolicited acquisition proposal following execution of the Original Merger Agreement, and that the Special Committee had the right to terminate the Original Merger Agreement without penalty if a third party made a superior proposal and the Special Committee believed that doing so was in the best interest of the Unaffiliated Holders.  The Special Committee and Stites & Harbison also discussed the fact that, based on the majority of the minority condition contained in the Original Merger Agreement, NLP’s Unaffiliated Holders would have the opportunity and ability to review, evaluate and consider the transaction on their own.  Following these deliberations, the Special Committee unanimously determined that the discussions with Messrs. A and B did not represent a viable alternative to the November 29 Proposal and that, in the event that the Special Committee approved the execution of the Original Merger Agreement with Messrs. Nichols and Lavin, the Special Committee would not correspond further with Messrs. A and B prior to the execution of the Original Merger Agreement.

Following the deliberations regarding the discussions with Messrs. A and B, the Special Committee continued to meet with Centerboard Securities and Stites & Harbison to consider the Original Merger Agreement and the proposed transaction with Messrs. Nichols and Lavin.  Stites & Harbison summarized the key terms of the Original Merger Agreement and advised the Special Committee of the material changes to the Original Merger Agreement since the Special Committee was last updated on its terms and Centerboard Securities noted that Messrs. Nichols and Lavin had delivered an executed copy of the Commitment Letter that contemplated available financing sufficient to pay the aggregate merger consideration.  Stites & Harbison then reviewed with the Special Committee its duties and responsibilities under the Partnership Agreement and Delaware law.  After this discussion, Centerboard Securities made a presentation to the Special Committee regarding its financial review of NLP and the November 29 Proposal, a copy of which had been provided to the Special Committee prior to the meeting.  During this presentation, Centerboard Securities responded to numerous questions from the Special Committee and counsel, and there was an extensive discussion about Centerboard Securities’ analysis and conclusions.  At the conclusion of these deliberations, Centerboard Securities issued an oral opinion, confirmed in writing later that day, that as of December 27, 2012, and based upon and subject to the conditions and limitations stated in its opinion, the per Unit merger consideration of $7.50 to be received by the Unaffiliated Holders under the Original Merger Agreement, is fair from a financial point of view (without giving effect to any impact of the transactions contemplated by the Original Merger Agreement on any particular Unitholder other than in its capacity as a Unitholder).

The Special Committee then engaged in further deliberations, first with its legal advisor without Centerboard Securities present, and then in executive session without any of its advisors present.  After these deliberations were completed, the Special Committee unanimously resolved:

•
that the Original Merger Agreement and the transactions contemplated thereby were (1) advisable, fair to, and in the best interests of NLP and the Unaffiliated Holders and (2) on terms no less favorable to NLP than those generally being provided to or available from unrelated third parties;

•	to approve and adopt the Original Merger Agreement and the transactions contemplated thereby;

•
to recommend that the Board of Directors approve and adopt the Original Merger Agreement and the transactions contemplated thereby and submit the Original Merger Agreement to the Unitholders for approval; and

•	to recommend that the Unaffiliated Holders approve the Original Merger Agreement and the transactions contemplated thereby.

On December 27, 2012, following the conclusion of the Special Committee meeting, the Board of Directors convened a special meeting to consider the November 29 Proposal and the recommendation of the Special Committee.  At this meeting, Stites & Harbison reported to the Board of Directors on the deliberations of the Special Committee and Centerboard Securities advised the Board of Directors that it had provided its fairness opinion to the Special Committee.  Following discussion (in which Messrs. Nichols and Lavin did not participate), the Board of Directors, with Messrs. Nichols and Lavin recusing themselves, approved the Original Merger Agreement and the transactions contemplated thereby, recommended that NLP’s Unitholders approve the Original Merger Agreement and the transactions contemplated thereby, and took other related actions.

In the afternoon of December 27, 2012, the parties executed the Original Merger Agreement and the voting and support agreement. NLP then issued a press release announcing the signing of the Original Merger Agreement.  We sometimes refer to the merger contemplated by the Original Merger Agreement as the “Original Merger.”

On January 25, 2013, Stephen Dannis, et al. v. J. D. Nichols, et al., Case No. 13-CI-00452 (the “Kentucky Action”) was filed in the Circuit Court of Jefferson County, Kentucky (the “Court”) by plaintiffs Stephen and Sharon Dannis alleging, among other things, that the Board of Directors had breached their fiduciary duties in connection with their consideration and approval of the Original Merger Agreement and requesting a preliminary injunction to prevent the proposed transaction.

On February 4, 2013, NLP filed a Preliminary Proxy Statement on Schedule 14A with the Securities and Exchange Commission relating to the Original Merger Agreement.

Between February 12, 2013 and February 15, 2013, two actions were filed in the Delaware Court of Chancery (the “Delaware Court”) by NLP Unitholders alleging, among other things, that the Board of Directors had breached their fiduciary duties in connection with their consideration and approval of the Original Merger Agreement.  These actions, and their filing dates, are as follows:  R. Jay Tejera v. NTS Realty Holdings LP et al., C.A.  No. 8302-VCP, filed February 12, 2013 and Gerald A. Wells v. NTS Realty Holdings LP et al., C.A. No. 8322-VCP, filed February 15, 2013, with the latter case also requesting a preliminary injunction.

On March 13, 2013, plaintiffs Stephen and Sharon Dannis filed an amended complaint in the Kentucky Action and withdrew their request for a preliminary injunction.

On March 19, 2013, the Delaware Court consolidated the Tejera and Wells actions under the consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. CA. No. 8302-VCP (the “Delaware Action,” and together with the Kentucky Action, the “Actions”) and appointed the law firms of Rigrodsky & Long, P.A. and Wohl & Fruchter LLP as Co-Lead Counsel for plaintiffs in the Delaware Action.

After counsel for plaintiff Tejera advised of his intention to join in prosecution of the Kentucky Action and plaintiffs Tejera and Stephen and Sharon Dannis tendered a proposed Second Amended Complaint on May 24, 2013, the parties submitted an agreed order on May 31, 2013, allowing plaintiffs to file a Second Amended Complaint, which order was entered on June 7, 2013.  In contemplation of plaintiff Tejera joining in the prosecution of the Kentucky Action, all parties stipulated to dismissal of his claims in the Delaware Action, which stipulation was approved by the Delaware Court on June 12, 2013.  Plaintiffs Tejera and Stephen and Sharon Dannis thereupon served their Second Amended Class Action Complaint on June 13, 2013 and the defendants thereafter filed their motions to dismiss the Kentucky Action.

In early July 2013, the defendants proposed that the parties meet to discuss a possible resolution of the Actions, and the plaintiffs in the Kentucky Action and the Delaware Action (collectively, “Plaintiffs”) agreed to do so following receipt of detailed financial information and other discovery and an opportunity to fully review and analyze such discovery.  Plaintiffs advised they had engaged a national real estate advisory firm to obtain comparable sales data for each property in the NLP portfolio and operating expense data for each market.  Plaintiffs also advised they had retained a valuation expert who utilized the comparable property and expense data in conjunction with financial data supplied by the defendants to perform a detailed property-level valuation analysis.

On July 19, 2013, NTS filed an amended Preliminary Proxy Statement on Schedule 14A related to the Original Merger Agreement with the SEC.

On August 20-21, 2013, counsel for the parties to the Actions conducted two days of in-person negotiations, with Plaintiffs’ valuation expert and representatives of the Special Committee’s financial advisor, Centerboard Securities, and continued to discuss a proposed settlement of the Actions over the following weeks.  The parties’ settlement negotiations were unsuccessful and certain defendants issued notice to resume briefing of motions to dismiss.  Counsel for the parties appeared at a status conference before the Court on September 13, 2013, met in person after such conference to further discuss settlement and conducted additional settlement discussions by telephone thereafter, which concluded unsuccessfully in late September 2013.

On September 30, 2013, Parent and Merger Sub sent a letter to the Special Committee informing the Special Committee that the Commitment Letter from Quince Associates had expired by its terms because the facility contemplated by the Commitment Letter had not closed by September 30, 2013.  The Special Committee discussed the letter from Parent and Merger Sub with representatives from Stites & Harbison and considered possible responses to the letter.  After discussing its options, the Special Committee sent a response letter to Parent and Merger Sub informing Parent and Merger Sub that, in response to the termination of the Commitment Letter, the Special Committee was reviewing all of its rights and options under the Original Merger Agreement, including, but not limited to, initiating litigation to enforce the Original Merger Agreement in accordance with its terms.

On October 18, 2013, the Special Committee met with representatives from Centerboard Securities and Stites & Harbison to conduct a thorough review of NLP’s rights and options under the Original Merger Agreement in an effort to determine what actions were in the best interests of the Unaffiliated Holders.  Centerboard Securities led a discussion regarding NLP’s performance in the nine months since the Original Merger Agreement, noting that NLP’s financial performance had improved over that time period and provided verbal details concerning such improvement.  Representatives from Stites & Harbison then led a discussion regarding the Special Committee’s options with respect to the Original Merger Agreement, including initiating litigation to enforce the Original Merger Agreement in accordance with its terms or terminating the Original Merger Agreement.  Representatives from Stites & Harbison reminded the Special Committee that the Original Merger Agreement provided that either the Special Committee or the Parent Parties could terminate such agreement if the original merger was not consummated by September 30, 2013, and that no termination fee would be due if the Special Committee terminated the Original Merger Agreement.  Representatives from Stites & Harbison also discussed the potential benefits and risks associated with initiating litigation to enforce the Original Merger Agreement.  The Special Committee then engaged in deliberations to consider the information discussed at the meeting.  After these deliberations were completed, the Special Committee unanimously resolved that it was in the best interests of the Unaffiliated Holders of Units to terminate the Original Merger Agreement.  The Special Committee then delivered notice to Messrs. Nichols and Lavin informing them of the Special Committee’s decision to terminate the Original Merger Agreement.

On October 22, 2013, NLP filed an amended Schedule 13E-3 to withdraw the previously filed Schedule 13E-3 that was filed with the SEC on February 4, 2013 and Amendment No. 1 to Schedule 13E-3 that was filed with the SEC on July 19, 2013.

The parties to the Actions resumed settlement discussions in early November 2013.  As a result of these discussions, subject to plaintiffs completing additional discovery and the parties negotiating definitive documentation, the parties reached an agreement in principle to settle the Actions for total per Unit merger consideration of $7.50 plus a pro rata share of the settlement fund of $7,401,487 (less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the case).

On December 10, 2013, the Board of Directors held a regularly scheduled meeting.  Immediately prior to the December 10, 2013 meeting, representatives from Shefsky & Froelich led a discussion with the members of the Board of Directors regarding the agreement in principle to settle the Actions.  Shefsky & Froelich explained that the proposed settlement was subject to approval of the Board of Directors and definitive settlement documentation being acceptable to all parties.  After that discussion, the Special Committee of the Board of Directors met with its legal counsel from Stites & Harbison to consider the proposed settlement.  After discussing the settlement with legal counsel, they conditionally approved the settlement, subject to:

•	negotiation and documentation of a definitive litigation settlement agreement;

•	receipt by Merger Sub of financing that is sufficient to pay the merger consideration and related expenses of the transaction;

•	distribution of a definitive proxy or information statement to our Unitholders; and

•	approval by the Court.

On December 11, 2013, NLP issued a press release and filed a corresponding report on Form 8-K with the SEC to announce that it had reached an agreement in principle with the plaintiffs to settle the Actions.

From December 10, 2013 through early February, 2014, plaintiffs conducted additional discovery and counsel for all parties to the Actions and their advisors conducted extensive negotiations related to drafting the Settlement Agreement.  These negotiations were primarily focused on the following issues:

•	whether the merger agreement to be attached as an exhibit to the Settlement Agreement would be subject to approval by a majority of the Unaffiliated Holders (i.e., a majority of the minority);

•
whether the Nichols and Lavin Limited Partners would be required to enter into a Voting and Support Agreement on substantially the same terms as the Voting and Support Agreement entered into in connection with the Original Merger Agreement;

•	whether the merger would be conditioned upon receipt by the Parent Parties of financing sufficient to fund the aggregate merger consideration and certain related transaction costs; and

•	the scope of the release language contained in the Settlement Agreement.

During these negotiations, it was agreed to remove the “majority of the minority” requirement from the Merger Agreement because, ultimately, the settlement and the Merger Agreement would be subject to the Court’s fairness determination and any NLP Unitholder would have an opportunity to object to the merger at the Final Settlement Hearing to be held before the Court.  It was also agreed that the Nichols and Lavin Limited Partners would not enter into a separate Voting and Support Agreement because the settlement would contain a provision requiring the Nichols and Lavin Limited Partners to vote in favor of the Merger Agreement and the merger transactions.  Counsel for the Parent Parties indicated to Plaintiffs’ counsel that they intended to finance the merger contemplated by the settlement through a combination of cash made available by the Nichols and Lavin Limited Partners and financing obtained by the Surviving Entity through a combination of drawing on the Surviving Entity’s increased line of credit, refinancing indebtedness on certain of the Surviving Entity’s properties and leveraging certain of the Surviving Entity’s other properties.  Because of this financing, the Parent Parties requested that the Merger Agreement not include any representation or warranty regarding the Parent Parties’ receipt of a financing commitment letter or similar commitment from a third party lender to extend financing to the Parent Parties sufficient to fund the merger consideration and related transaction costs.  Plaintiffs’ counsel informed the Parent Parties that they would only agree to excluding such representations and warranties if the Parent Parties would agree to specify in the Merger Agreement that the merger is not conditioned upon receipt by the Parent Parties of financing sufficient to fund the aggregate merger consideration and certain related transaction costs, and the Parent Parties agreed that the merger would not be conditioned upon receipt of sufficient funding.

On February 4, 2014, NLP and the other defendants in the Actions entered into the Settlement Agreement with the plaintiffs in the Actions, which Settlement Agreement incorporates the terms described above.  On February 5, 2014, the Court signed an order granting its preliminary approval of the Settlement Agreement.

The Settlement Agreement provides, subject to satisfaction of the conditions contained therein, for the full and complete compromise, settlement, release and dismissal of the Actions.  The Settlement Agreement provides for the merger of Merger Sub with and into NLP pursuant to the terms of the Merger Agreement and, as consideration for the settlement and release of the claims asserted in the Actions, at the closing of the merger, all Units, other than those Units owned by the Nichols and Lavin Limited Partners, will be cancelled and converted automatically into the right to receive a cash payment equal to: (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the Actions, as awarded by the Court.

The cash payment will not be due or owing under the Settlement Agreement until, among other things, the Court has finally certified the settlement class; the Court, after holding its Final Settlement Hearing, has entered its Order and Final Judgment approving the material terms of the Settlement Agreement and such judgment shall have become final and non-appealable; the Court has approved various releases among the plaintiffs, Class members and defendants; orders dismissing the Actions with prejudice have become final and are no longer subject to appeal; and the merger has become effective. The Settlement is conditioned upon the fulfillment of certain conditions.  See “THE SETTLEMENT AGREEMENT” beginning on page 60.

On February 7, 2014, we filed a report on Form 8-K with the SEC announcing our entry into the Settlement Agreement and the Court’s preliminary approval of such Settlement Agreement.

On February 24, 2014, the Board of Directors held a meeting to consider the Settlement Agreement and the Merger Agreement.  At the meeting, Shefsky & Froelich led a discussion concerning the terms and conditions of the Settlement Agreement and the Merger Agreement.  The independent, non-employee members of the Board of Directors considered and deliberated the Settlement Agreement and Merger Agreement.  Also, at the meeting, Centerboard Securities made a presentation to the Board of Directors regarding its financial review of NLP and the per Unit merger consideration to be paid to NLP’s Unitholders (other than the Nichols and Lavin Limited Partners) pursuant to the Merger Agreement.  During its presentation, Centerboard Securities noted that the net per Unit merger consideration payable to NLP Unitholders (other than the Nichols and Lavin Limited Partners) would depend upon the amount of fees and expenses payable to plaintiffs’ counsel and the amount of any incentive award payable to the named plaintiffs, each as determined by the Court.  The Board of Directors and Centerboard Securities discussed the possible range of net merger consideration payable to the Unitholders (other than the Nichols and Laving Limited Partners).  Centerboard Securities indicated that it assumed for purposes of its presentation that the Unitholders will receive $7.50 per Unit plus a minimum of 70% of the settlement fund, or $5,181,041 (representing $1.23 per Unit) and, therefore, assumed net per Unit merger consideration of $8.73.  Centerboard Securities then presented its analysis including providing ranges of valuations at which a transaction would be fair to the Unitholders (other than the Nichols and Laving Limited Partners).  Centerboard Securities responded to questions of the members of the Board of Directors and there was discussion concerning Centerboard Securities’ analyses and conclusions.  At the conclusion of these deliberations, Centerboard Securities issued an oral opinion, confirmed in writing, that as of February 24, 2014, and based upon and subject to the conditions and limitations stated in its opinion, the per Unit merger consideration to be received by NLP’s Unitholders (other than the Nichols and Lavin Limited Partners) pursuant to the Merger Agreement of (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the Actions, as awarded by the Court (which net consideration was assumed by Centerboard Securities to be $8.73 per Unit), is fair, from a financial point of view (without giving effect to any impact of the transactions contemplated by the Merger Agreement on any particular Unitholder other than in its capacity as a Unitholder).  See “SPECIAL FACTORS — Opinion of Financial Advisor” beginning on page 32.

After these deliberations were completed, the Board of Directors (with Mr. Nichols and Mr. Lavin recusing themselves) unanimously resolved:

•	that the Settlement Agreement and the Merger Agreement and the transactions contemplated thereby were advisable, fair to, and in the best interests of NLP and the Unaffiliated Holders;

•	that the Merger Agreement is on terms no less favorable to the Unaffiliated Holders than those generally being provided to or available from unrelated third parties;

•	to reaffirm, ratify and approve the Settlement Agreement and the transactions contemplated thereby;

•	to approve and adopt the Merger Agreement and the transactions contemplated thereby;

•	to submit the Merger Agreement to the Unitholders for approval by holders of Units constituting a majority of the outstanding Units of NLP;

•	to set March 13, 2014 as the record date for Unitholders entitled to vote or consent in favor of the Merger Agreement; and

•	to recommend that the Unitholders vote or consent in favor of the Merger Agreement and the transactions contemplated thereby.

On February 24, 2014, the managers and members of Merger Sub, Parent and NTS Realty Partners, LLC, acting by unanimous written consent, also reaffirmed, ratified and approved the Settlement Agreement and the transactions contemplated thereby and approved and adopted the Merger Agreement and the transactions contemplated thereby.

On February 25, 2014, the parties executed the Merger Agreement.  NLP then issued a press release and filed a report on Form 8-K with the SEC announcing the signing of the Merger Agreement.

On or before March 1, 2014, in accordance with the terms of the Settlement Agreement, notice of the pendency of the Settlement Agreement (the “Court Notice”) was sent to all Unitholders.  The Court Notice informed the Unitholders of the Settlement Agreement and of the final fairness settlement hearing (the “Final Settlement Hearing”) to be by the Court on April 24, 2014 at 1:00 p.m. Eastern Time.  The purpose of the Final Settlement Hearing is to determine: (i) whether the Court should certify the Class for purposes of the Settlement Agreement; (ii) whether the proposed settlement of the Actions on the terms and conditions provided for in the Settlement Agreement is fair, reasonable and adequate, and in the best interests of the Class and should be approved by the Court; (iii) whether the Order and Final Judgment provided in the Settlement Agreement should be entered; (iv) whether the Court should grant the application of the plaintiffs’ counsel for an award of attorneys’ fees and reimbursement of litigation expenses and an incentive award to the named plaintiffs in the Actions; and (v) such other matters as the Court may deem appropriate.  Any member of the Class may, if he or she chooses, enter an appearance in the Action or object to the Settlement Agreement and have his/her objection heard at the Final Settlement Hearing.

On April 4, 2014, plaintiffs’ counsel filed with the Court their petition (the “Petition”) for award of attorneys’ fees and expenses and incentive award.  The Board of Directors became aware of the filing of the Petition on or about April 14, 2014.  Pursuant to the Petition, plaintiffs’ counsel requested that the Court award it fees equal to 30% of the $7,401,487 settlement fund (i.e., $2,220,446, representing approximately $0.53 per Unit) and reimbursement of expenses aggregating approximately $123,930 (representing approximately $0.03 per Unit).  Additionally, the Petition requests that the Court grant an incentive award to the named plaintiffs in the Actions of $50,000 (representing approximately $0.01 per Unit).  Assuming that the Court grants plaintiffs’ counsel the full amount of their requested legal fees and expense reimbursements and grants the named plaintiffs in the Actions the full amount of the incentive award requested by such plaintiffs, the net per Unit merger consideration payable to NLP Unitholders (other than the Nichols and Lavin Limited Partners) will be $8.68 per Unit.  The amount of the Merger Consideration may increase above $8.68 per Unit if the Court should determine that the fees and expenses to be awarded to plaintiffs’ counsel and the incentive award to be awarded to the named plaintiffs in the Actions should be less than that which plaintiffs’ counsel and the plaintiffs have requested of the Court.

On April 15, 2014, all of the Nichols and Lavin Limited Partners, holding over majority in interest of NLP’s outstanding Units and voting power, signed the Consent approving the Merger Agreement and the transactions contemplated thereby.

On April 16, 2014, the Board of Directors held a meeting to discuss matters relating to the Final Settlement Hearing including the amount of fees, expenses and incentive award requested in the Petition and the resulting minimum net per Unit merger consideration of $8.68 to be paid to the Unaffiliated Holders if the Court, at the Final Settlement Hearing, was to fully grant the requests made in the Petition without any reduction in the amount of the fees, expenses or incentive award.  At the meeting, the independent, non-employee directors reviewed Centerboard Securities’ presentation to the Board of Directors dated February 24, 2014 concerning the range of valuations at which a transaction would be fair to the Unaffiliated Holders.  The independent, non-employee directors then compared the minimum net per Unit merger consideration of $8.68 to the valuation ranges determined by Centerboard Securities based on the selected public company analysis, the net asset value analysis and the discounted cash flow analysis and determined that the minimum net per Unit merger consideration of $8.68 remained within the range of such valuations under all three analyses.  The Board of Directors also reviewed and discussed the assumptions contained in Centerboard Securities’ opinion dated February 24, 2014 including Centerboard Securities’ assumed net per Unit merger consideration of $8.73.  The Board of Directors considered the difference between Centerboard Securities’ assumed net per Unit merger consideration of $8.73 and the minimum net per Unit merger consideration of $8.68 to be paid to the Unaffiliated Holders if the Court, at the Final Settlement Hearing, was to fully grant the requests made in the Petition without any reduction in the amount of the fees, expenses or incentive award and determined that such difference, $0.05 per Unit (representing a decrease of approximately 0.57%), was immaterial.  After further deliberations, the independent, non-employee members of the Board of Directors unanimously reaffirmed their determination that the Merger Agreement, the Settlement Agreement and the transactions contemplated thereby are advisable, fair to, and in the best interests of NLP and the Unaffiliated Holders.

On April 24, 2014, the Final Settlement Hearing was held by the Court.  At such Final Settlement Hearing, no objections to the Settlement Agreement or the transactions contemplated thereby were made, and the Court entered the Order and Final Judgment, pursuant to which the Court:

•
permanently certified a non-opt out Class pursuant to Kentucky Rule of Civil Procedure 23 and designated Plaintiffs in the Kentucky Action as the class representatives with Plaintiffs’ counsel as Class counsel;

•	determined that the requirements of the rules of the Court and due process have been satisfied;

•
determined that settlement of the Actions on the terms and conditions provided for in the Settlement Agreement is fair, reasonable and adequate, and in the best interests of the Class and approved the settlement;

•	dismissed with prejudice in its entirety the Kentucky Action;

•	approved the grant of the Releases;

•
permanently barred and enjoined Plaintiffs and all members of the Class from instituting, commencing or prosecuting any of the settled claims against any of the parties that are released pursuant to the Releases; and

•
granted Plaintiffs’ counsel’s petition for fees (aggregating $2,220,446 or approximately $0.53 per Unit) and reimbursement of expenses (aggregating $123,930 or approximately $0.03 per Unit) and an incentive award to the named plaintiffs in the Actions (aggregating $50,000 or approximately $0.01 per Unit).

Recommendation of the Board of Directors

As described above, on February 24, 2014, the Board of Directors, by unanimous vote of its independent, non-employee directors, with assistance of their financial advisor, determined on behalf of NLP and Managing GP, that the Merger Agreement, the Settlement Agreement and the transactions contemplated thereby, wherein each Unaffiliated Holder would receive the Merger Consideration:

•	are advisable, fair to and in the best interests of NLP and the Unaffiliated Holders;

•	are on terms no less favorable to NLP than those generally available from unrelated third parties;

•	are approved; and

•	recommended that the Unitholders vote or consent in favor of the Merger Agreement and the transactions contemplated thereby.

At a Board of Director’s meeting held on April 16, 2014, the independent, non-employee directors, after considering the Petition and the resulting minimum net per Unit merger consideration of $8.68 that would be payable to the Unaffiliated Holders if the Court were to fully grant the requests made in the Petition, unanimously reaffirmed their recommendations and determinations concerning the Merger Agreement including the determination that the Merger Agreement, the Settlement Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of NLP and the Unaffiliated Holders.  In making this reaffirmation the independent, non-employee directors relied upon the fact that the minimum net per Unit merger consideration of $8.68 remained within the ranges of valuations provided in Centerboard Securities’ February 24, 2014 presentation and their determination that the $0.05 difference (representing a decrease of approximately 0.57%) between Centerboard Securities’ assumed net per Unit merger consideration of $8.73 and the minimum net per Unit merger consideration of $8.68 to be paid to the Unaffiliated Holders if the Court, at the Final Settlement Hearing, was to fully grant the requests made in the Petition without any reduction in the amount of the fees, expenses or incentive award is immaterial.  At the Final Settlement Hearing, the Court fully granted the requests made by Plaintiffs’ counsel and the Plaintiff in the Petition and, as a result, the Merger Consideration is $8.68 per Unit.  In reaching its determination that the Settlement Agreement and Merger Agreement are advisable, fair and in the best interests of NLP, Managing GP and the Unaffiliated Holders, the independent, non-employee members of the Board of Directors considered several factors, including those summarized below under “Reasons for Recommendation of the Board of Directors.”

Reasons for the Recommendation of the Board of Directors

The independent, non-employee members of the Board of Directors viewed the following factors as being generally positive or favorable in coming to its determinations and recommendations:

•
the merger is being undertaken in accordance with the terms of the Settlement Agreement.  At the time the Board made its determinations and recommendations, the Settlement Agreement had been preliminarily approved by the Court and the Board was aware that the merger would not be completed until, among other things, the Court held the Final Settlement Hearing and, after such hearing, determined, among other things, that the proposed settlement of the Actions on the terms and conditions provided for in the Settlement Agreement is fair, reasonable and adequate, and in the best interests of the Class and is approved by the Court.  The Board was also aware of the Plaintiffs’ Petition and the resulting minimum net per Unit merger consideration of $8.68 to be paid to the Unaffiliated Holders if the Court, at the Final Settlement Hearing, was to fully grant the requests made in the Petition without any reduction in the amount of the fees, expenses or incentive award.  Additionally, the Board considered the fact that any NLP Unitholder objecting to the Settlement Agreement or the merger would have an opportunity to voice his/her objection at the Final Settlement Hearing;

•
Centerboard Securities’ fairness opinion letter addressed to the Board of Directors dated February 24, 2014 to the effect that, as of February 24, 2014, and based upon and subject to the assumptions set forth therein, that the per Unit merger consideration to be received by NLP’s Unitholders (other than the Nichols and Lavin Limited Partners) pursuant to the Merger Agreement of (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing settlement consideration of $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the Actions, as awarded by the Court (such net consideration was estimated by Centerboard Securities to be $8.73 per Unit) is fair from a financial point of view to such holders (without giving effect to any impact of the transactions contemplated by the merger on any particular Unitholder other than in its capacity as a Unitholder) (see “SPECIAL FACTORS -

Opinion of Financial Advisor”), and the Board’s determination that the $0.05 difference between Centerboard Securities’ assumed per Unit merger consideration of $8.73 and the minimum net per Unit merger consideration of $8.68 is immaterial;

•
the financial presentation of Centerboard Securities to the Board of Directors on February 24, 2014, which presentation provided ranges of valuations at which a transaction would be fair to the Unaffiliated Holders and the fact that the minimum net per Unit merger consideration of $8.68 was within such ranges under all three valuation analyses performed by Centerboard Securities – the selected public company analysis, the net asset value analysis and the discounted cash flow analysis (see “SPECIAL FACTORS - Opinion of Financial Advisor”);

•
that the independent, non-employee members of the Board of Directors believed the Merger Consideration was more favorable to the Unaffiliated Holders than the potential value that might result from other alternatives reasonably available to NLP, including the alternative of remaining a stand-alone public company, and other strategic or recapitalization strategies that might be undertaken as a stand-alone public company, in light of a number of factors, including the risks and uncertainties associated with those alternatives;

•
the relationship between the Merger Consideration and both the current and historical market prices for our Units, including the fact that the consideration to be paid in the merger (calculated at $8.68 per Unit): (i) represents a 31.1% premium over the closing price ($6.62) of a Unit on the NYSE MKT on December 26, 2012, the last trading day before the public announcement of the execution of the Original Merger Agreement; (ii) represents a 65.3% premium over the price ($5.25) originally offered by Messrs. Nichols and Lavin by the August 31 Proposal; (iii) represents a 183.7% premium over the closing price ($3.06) of a Unit on the NYSE MKT on August 30, 2012, the last trading day before the public announcement of Messrs. Nichols and Lavin’s initial proposal to take NLP private; and (iv) represents a 164.6% premium over the average trading price ($3.28) of a Unit on the NYSE MKT during the 52-week period ending on August 30, 2012;

•
their understanding of NLP’s business, assets, financial condition and results of operations, its competitive position and historical and projected financial performance, and the nature of NLP’s business and the industry in which it competes;

•
the lengthy negotiations with respect to the Merger Consideration that, among other things, led to an increase in Messrs. Nichols and Lavin’s initial proposal from $5.25 per Unit to the Merger Consideration;

•
that the negotiations leading to the Merger Agreement were conducted, initially, with the Special Committee and then with Plaintiffs and Plaintiffs’ counsel and that these negotiations were conducted over a 15-month period with all parties being advised by independent legal counsel and advisors, and such arm’s-length negotiations ultimately resulted in a Settlement Agreement and the Merger Agreement which the Court has preliminarily approved and which will be subject to final Court approval;

•
that the Plaintiffs, represented by legal counsel and, after having reviewed information produced to Plaintiffs, including publicly available information, the discovery materials produced in the litigation (including depositions of representatives of Centerboard Securities, Mr. Anderson and Mr. Lavin and detailed financial information concerning NLP, its operational requirements, and future prospects) and consultations with independent financial advisors retained by Plaintiffs’ counsel, have determined that the terms of the Settlement Agreement are fair, reasonable, adequate and in the best interests of the Unaffiliated Holders;

•
the belief that it was unlikely that any other transaction with a third party involving a sale of NLP or a significant interest in the equity or assets of NLP could be consummated at this time in light of the position of Messrs. Nichols and Lavin (contained in their letter, dated August 31, 2012, to the Board of Directors and subsequently confirmed to the Special Committee and the Board of Directors) that they were interested only in acquiring Units in NLP and that they were not interested in selling Units in NLP or considering any other strategic transaction involving NLP, which they have reaffirmed verbally to current date;

•
that the proposed Merger Consideration is all cash, so that the transaction allows the Unaffiliated Holders to realize a fair value, in cash, for their investment and provides such Unitholders certainty of value for their Units, especially when viewed against the risks inherent in NLP’s business, including the following:

•	NLP’s limited access to capital due to its small market capitalization and thin trading volume;

•	the need to fund future capital expenditure requirements;

•	uncertainties regarding NLP’s ability to sustain and increase distributions to its Unitholders;

•	the limited opportunities to grow our portfolio of properties because of the factors described above; and

•	the fact that we have a controlling Unitholder, which may discourage potential third party investment interest in NLP.

•
the fact that, in the absence of the merger, NLP would continue to incur significant expenses by remaining a public company, including related legal, accounting, transfer agent, printing and filing fees, and that those expenses could adversely affect NLP’s financial performance and the value of the Units;

•	the absence of material regulatory approvals or third party consents (other than final approval by the Court) required to consummate the merger;

•
considering that the Merger Agreement is substantially similar to the Original Merger Agreement except in terms of the dollar amount of the Merger Consideration, the independent, non-employee members of the Board of Directors (who were also members of the Special Committee that considered the Original Merger Agreement) also considered the following factors which were considered by the Special Committee concerning the Original Merger Agreement:

•
the Special Committee’s consideration in connection with the Original Merger Agreement of alternative types of transactions, including dispositions of certain assets, which the Special Committee concluded were unlikely to provide a superior alternative to the merger;

•
that Original Merger Consideration of $7.50 per Unit was more favorable to the Unaffiliated Holders than the potential value that might result from other alternatives reasonably available to NLP, including the alternative of remaining a stand-alone public company, and other strategic or recapitalization strategies that might be undertaken as a stand-alone public company, in light of a number of factors, including the risks and uncertainties associated with those alternatives; and

•
the fact that Centerboard Securities solicited four unaffiliated third parties, each of whom is a sophisticated real estate investor, regarding their potential interest in a transaction involving NLP, and that none of the unaffiliated third parties contacted by Centerboard Securities had indicated any interest in pursuing a transaction involving NLP, citing primarily that because Messrs. Nichols and Lavin and their affiliates owned 61.9% of NLP’s outstanding Units, they had the ability to veto an alternative transaction, which created substantial uncertainty that an alternative transaction could be consummated;

•	the terms and conditions of the Merger Agreement, including:

•
all of the outstanding Units held by all NLP Unitholders other than the Nichols and Lavin Limited Partners will be converted into the right to receive cash in an amount equal to the Merger Consideration;

•	the lack of a break-up fee for termination of the Merger Agreement by the Board of Directors in accordance with its terms;

•
the limited nature of the operational representations and warranties given by NLP and Managing GP and the fact that the representations and warranties of NLP and Managing GP do not survive the closing;

•	the fact that the merger is not conditioned upon the Parent Parties securing financing sufficient to fund the Merger Consideration and transaction costs related to the merger; and

•
the representation that neither the Parent Parties nor their affiliates (including Messrs. Nichols and Lavin) have entered into any agreement, arrangement or understanding with any third party concerning the possible sale of NLP, equity interests in NLP or all or substantially all the assets of NLP to a third party after the merger.

The Board of Directors (acting solely through its independent, non-employee members) viewed the following factors as being generally negative or unfavorable in making its determinations and recommendations:

•
the fact that NLP’s Unitholders (other than the Nichols and Lavin Limited Partners) would have no ongoing equity participation in NLP following the merger, would cease to participate in NLP’s future earnings or growth, if any, or to benefit from increases, if any, in the value of NLP’s Units, would no longer receive distributions from NLP, and would not participate in any potential future sale of NLP to a third party;

•
the fact that the merger is not subject to approval by a majority of the Unaffiliated Holders; however, in considering this factor, the Board of Directors noted that the merger is being undertaken pursuant to the terms of the Settlement Agreement and all NLP Unitholders were sent written notice of the Settlement Agreement and the Final Settlement Hearing, and, therefore, all Unitholders have an opportunity to express any objection to the merger at the Final Settlement Hearing;

•	the fact that the Merger Agreement prohibits the Board of Directors from negotiating with third parties regarding a potential alternative transaction;

•
the participation in the merger by Messrs. Nichols and Lavin and the fact that their interests and the interests of their affiliates in the transaction differed from those of NLP’s Unaffiliated Holders;

•
the possibility that Messrs. Nichols and Lavin and their affiliates could sell some or all of NLP, as the surviving entity following the merger, or its assets to one or more purchasers at a valuation higher than that available in the merger; and

•
that Messrs. Nichols and Lavin’s majority ownership of NLP and their expressed unwillingness to consider alternative transactions effectively discouraged third parties from making offers that were competitive with that of Messrs. Nichols and Lavin.

In the course of reaching the determinations and decisions, and making the recommendations, described above, the Board of Directors (acting solely through its independent, non-employee  members) considered the following procedural safeguards that it believed were present in connection with considering the Merger Agreement to ensure the fairness of the merger and permitted the Board of Directors to protect the interests of NLP’s Unaffiliated Holders, each of which the Board of Directors believed supported its decision to approve the Merger Agreement and provided assurance of the fairness of the merger to NLP and its Unaffiliated Holders:

•
the Board of Directors formed a Special Committee to review the merger proposals submitted by Messrs. Nichols and Lavin and to participate in negotiations with the Plaintiffs of the Settlement Agreement, and the Special Committee:

•	consisted solely of independent, outside, non-employee directors, and the Special Committee was charged with representing the interests of NLP’s Unaffiliated Holders;

•	was adequately compensated for their services and their compensation was in no way contingent on their approving any merger proposal;

•
would not personally benefit from completion of a merger in a manner different than the Unaffiliated Holders other than by the issuance, immediately prior to the effective time of the merger, of Units the receipt of which has previously been deferred by non-employee members of the Board of Directors pursuant to the Director Plan;

•	retained and was advised by independent legal counsel, Stites & Harbison, and an independent financial advisor, Centerboard Securities;

•	from its inception, was authorized to consider alternative third party transactions arising out of Messrs. Nichols and Lavin’s proposal; and

•
with its legal counsel and financial advisor conducted due diligence regarding NLP and its properties and the Special Committee considered all viable alternatives for NLP in addition to the proposed merger;

•	the fact that the Merger Agreement is being undertaken pursuant to the Settlement Agreement;

•
the fact that the Plaintiffs, represented by legal counsel and, after having reviewed information produced to Plaintiffs, including publicly available information, the discovery materials produced in the litigation (including depositions of representatives of Centerboard Securities, Mr. Anderson and Mr. Lavin and detailed financial information concerning NLP, its operational requirements, and future prospects) and consultations with independent financial advisors retained by Plaintiffs’ counsel, have determined that the terms of the Settlement Agreement are fair, reasonable, adequate and in the best interests of the Unaffiliated Holders;

•
the fact that the Merger Agreement would be subject to the Final Settlement Hearing before the Court and that the merger would not be completed unless and until the Court held such hearing and, after such hearing, determined that the Settlement Agreement is fair, reasonable, and adequate, and in the best interests of the Unaffiliated Holders and is approved by the Court;

•
the Board of Directors received a financial presentation from Centerboard Securities on February 24, 2014 and a fairness opinion letter addressed to the Board of Directors which indicated that, as of February 24, 2014, and based upon and subject to the assumptions stated in its opinion, the per Unit merger consideration to be received by NLP’s Unitholders (other than the Nichols and Lavin Limited Partners) pursuant to the Merger Agreement of (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing settlement consideration of $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the Actions, as awarded by the Court (such net consideration was estimated by Centerboard Securities to be $8.73 per Unit) is fair from a financial point of view to such holders (without giving effect to any impact of the transactions contemplated by the merger on any particular Unitholder other than in its capacity as a Unitholder); and

•	that the Merger Agreement was approved by the independent, non-employee members of the Board of Directors, which directors are the same directors who served on the Special Committee.

The foregoing discussion of the information and factors considered by the Board of Directors is not intended to be exhaustive, but includes the material factors considered by the Board of Directors in its consideration of the Merger Agreement.  In view of the variety of factors considered in connection with its evaluation of the Merger Agreement and the merger, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation.  In addition, each of the members of the Board of Directors may have given differing weights to different factors.  On balance, the Board of Directors believed that the positive factors discussed above outweighed the negative factors discussed above.  In particular, the Board of Directors adopted the analysis and opinion of Centerboard Securities, among other factors, in reaching its determination as to the substantive fairness to NLP’s Unaffiliated Holders of the going private transaction contemplated by the Merger Agreement.

The Board of Directors (acting solely through its independent, non-employee directors) determined that the merger is procedurally fair to NLP’s Unaffiliated Holders despite the fact that the Board of Directors did not retain an unaffiliated representative to act solely on behalf of NLP’s Unaffiliated Holders for purposes of negotiating the terms of a going private transaction.  In this regard, the Board of Directors believed that it was unnecessary to retain an unaffiliated representative to act solely on behalf of NLP’s Unaffiliated Holders for purposes of negotiating the terms of a going private transaction because the Special Committee was charged with representing the interests of NLP’s Unaffiliated Holders, the Special Committee consisted solely of directors who are independent, outside, non-employee directors of Managing GP, it engaged financial and legal advisors to act on its behalf and it was actively involved in deliberations and negotiations regarding the merger on behalf of NLP’s Unaffiliated Holders.

The Board of Directors did not believe that liquidation value was a material factor in determining the fairness of the merger to NLP’s Unaffiliated Holders because of its belief, after consulting with its financial advisor, that NLP’s value is derived from the cash flows generated from its continuing operations and there is no intention by NLP’s majority Unitholders to consider a liquidation process.  The Board of Directors did not believe that book value was a material factor in determining the fairness of the merger to NLP’s Unaffiliated Holders because of its belief, after consulting with its financial advisor, that book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical cost.

The Board of Directors was not aware of, and thus did not consider in their fairness determination, any firm offers or proposals made by any unaffiliated third parties with respect to a merger or consolidation of NLP with or into another company, a sale of all or substantially all of NLP’s assets, or the purchase of NLP’s voting securities that would enable the holder to exercise control over NLP.   Additionally, the Board of Directors did not consider purchase prices paid in previous purchases of Units because there have been no recent purchases of Units.

At December 31, 2013, the Company had a net book value per Unit of $0.90, or approximately 9.7% of the gross merger consideration of $9.25 per Unit or approximately 10.4% of the minimum net merger consideration of $8.68 per Unit.  The analyses utilized by Centerboard Securities, as described below in the section entitled “SPECIAL FACTORS — Opinion of Financial Advisor,” were considered by the Board of Directors to be the appropriate methodologies to determine NLP’s going concern value.

The Board of Directors, by unanimous vote of its independent, non-employee directors, recommended the approval and adoption of the Settlement Agreement, the Merger Agreement, the merger and the other transactions contemplated thereby.

Opinion of Financial Advisor

At a meeting of the Board of Directors held on February 24, 2014, Centerboard Securities delivered an oral opinion, which was confirmed by delivery of a written opinion, dated February 24, 2014, addressed to the Board of Directors to the effect that, as of the date of the opinion and based upon and subject to the conditions and limitations set forth in the opinion, the per Unit merger consideration to be received by NLP’s Unitholders (other than the Nichols and Lavin Limited Partners) pursuant to the Merger Agreement of (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing settlement consideration of $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the Actions, as awarded by the Court (such net consideration was estimated by Centerboard Securities to be $8.73 per Unit), is fair from a financial point of view (without giving effect to any impact of the transactions contemplated by the Merger Agreement, which we refer to as the merger, on any particular Unitholder other than in its capacity as a Unitholder).

The full text of Centerboard Securities’ written opinion dated February 24, 2014, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C to this Information Statement and is incorporated herein by reference.  Unitholders are urged to read Centerboard Securities’ written opinion carefully and in its entirety.  Centerboard Securities’ opinion was provided for the use and benefit of the Board of Directors in its evaluation of the merger and is not intended to be used, and may not be used, by any other person or for any other purpose.

Centerboard Securities’ opinion:

•	Does not address the merits of the underlying business decision to enter into the merger as compared to any other strategic alternatives that may be available to NLP;

•	Does not address any transaction related to the merger;

•
Is not a recommendation as to how the Board of Directors or any Unitholder should vote or act with respect to any matters relating to the merger, or whether to proceed with the merger or any related transaction; and

•
Does not indicate that the consideration to be received by the Unitholders is the best possibly attainable under any circumstances; instead, it merely states whether the consideration in the merger is within a range suggested by certain financial analyses.

Centerboard Securities is a FINRA-registered broker-dealer that provides a range of investment banking services and is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, and valuations for corporate and other purposes.  Centerboard Securities is an affiliate of Centerboard Group, LLC, a boutique merchant bank providing private equity, asset management and advisory services.  In connection with its review of the Original Merger Agreement, the Special Committee selected Centerboard Securities as its independent financial advisor based on a number of factors, including the experience and expertise of Centerboard Securities and the specific members of the Centerboard Securities team in the real estate industry generally, and multifamily residential and commercial real estate properties in particular, and the experience of specific members of the Centerboard Securities team in advising special committees.  After negotiations concerning the Settlement Agreement, the Board of Directors then retained Centerboard Securities to review the fairness of the per Unit merger consideration offered by the Merger Agreement.

In connection with its opinion, Centerboard Securities made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Centerboard Securities also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions in particular. Centerboard Securities’ procedures, investigations and financial analyses with respect to the preparation of its opinion included, but were not limited to, the items summarized below:

•
reviewed NLP’s audited financial statements on Form 10-K filed with the SEC for the years ended December 31, 2006 through December 31, 2012 and NLP’s unaudited interim financial statements for the nine months ended September 30, 2013 included in NLP’s Form 10-Q filed with the SEC;

•	reviewed unaudited financial information for NLP for the twelve months ended on or around December 31, 2013;

•
reviewed reports prepared by an independent real estate advisory firm in 2005 and 2009, addressed to the Audit Committee of Managing GP regarding the management agreements between NLP and NTS Development Company (see “SPECIAL FACTORS – Summary of Management Agreement Reports”);

•	reviewed other internal documents relating to the history, current operations, and probable future outlook of NLP, provided to Centerboard Securities by Managing GP;

•
reviewed a letter dated February 24, 2014 from the management of Managing GP which made, among other things, certain representations as to historical financial statements and financial forecasts of NLP;

•	reviewed a draft of the Merger Agreement dated February 24, 2014 and certain other documents related to the merger;

•	reviewed the Settlement Agreement and the order entered by the Court granting its preliminary approval of the Settlement Agreement;

•	discussed the background and other elements of the merger, and NLP’s business operations, financial condition and prospects with the management of Managing GP;

•	reviewed the historical trading price and trading volume of the Units, and the publicly traded securities of certain companies that Centerboard Securities deemed relevant;

•
performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, an analysis of selected public companies that Centerboard Securities deemed relevant, and a net asset value analysis; and

•	conducted such other analyses and considered such other factors as Centerboard Securities deemed appropriate.

In performing its analyses and rendering its opinion with respect to the merger, Centerboard Securities, with the Board of Directors’ consent:

•
relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Managing GP and NLP, and did not independently verify such information;

•
relied upon the fact that the Board of Directors and NLP have been advised by counsel as to all legal matters with respect to the merger, including whether all procedures required by law to be taken in connection with the merger have been duly, validly and timely taken;

•
assumed that any estimates, evaluations, forecasts and projections furnished to Centerboard Securities were reasonably prepared and based upon the best currently available information and good faith judgment of the management of Managing GP or any other person furnishing the same;

•
assumed that the information provided to Centerboard Securities by the management of Managing GP regarding NLP and the merger, including the management representation letter, and the representations and warranties made in the Merger Agreement and the documents related thereto, are accurate and complete;

•	assumed that all management fees paid by NLP to NTS Development Company are no less favorable to NLP than terms that could be obtained on an arm’s-length basis;

•
assumed that the merger will be consummated upon the terms and subject to the conditions set forth in the draft Merger Agreement dated February 24, 2014, without waiver, modification or amendment of any material term, condition or agreement thereof;

•
assumed that there has been no material change in the assets, financial condition, business, or prospects of NLP since the date of the most recent financial statements and other information made available to Centerboard Securities;

•
assumed that all of the conditions required to implement the merger will be satisfied and that the merger will be completed in accordance with the Merger Agreement without any waiver, modification, or amendment of any material term, condition or agreement thereof;

•	assumed that Unitholders (other than the Nichols and Lavin Limited Partners) will receive a minimum of 70% of the settlement fund, or $5,181,041 (representing $1.23 per Unit); and

•
assumed that all government, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on NLP or the contemplated benefits expected to be derived in the merger.

To the extent that any of the foregoing assumptions on which Centerboard Securities’ opinion was based prove to be untrue in any material respect, Centerboard Securities’ opinion cannot and should not be relied upon.

In preparing its opinion with respect to the fairness of the per Unit merger consideration to be paid in the merger, Centerboard Securities has not updated its opinion past February 24, 2014, did not make or obtain any independent evaluation, appraisal or physical inspection of, the assets or liabilities of NLP.  Centerboard Securities did not evaluate NLP’s solvency or the fair value of the assets and liabilities of NLP under any state or federal laws relating to bankruptcy, insolvency or similar matters. Centerboard Securities has consented to inclusion of its opinion and a summary thereof in this Information Statement.

Centerboard Securities expressed no opinion as to the fairness of the amount or nature of any compensation to be received by any of Managing GP’s officers, directors or employees, or any class of such persons relative to merger consideration to be received by the Unitholders in the merger, or with respect to the fairness of any such compensation.

Although developments following the date of Centerboard Securities’ opinion may affect the opinion, Centerboard Securities assumes no obligation to update, revise or reaffirm its opinion.  Centerboard Securities’ opinion is necessarily based upon market, economic, financial and other conditions that were in effect on, and information made available to Centerboard Securities as of, the date of the opinion.  Developments subsequent to February 24, 2014 may affect the conclusion expressed in Centerboard Securities’ opinion.  Centerboard Securities disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion.

Set forth below is a summary of the material analyses performed by Centerboard Securities in connection with the delivery of its opinion to the Board of Directors.  This summary is qualified in its entirety by reference to the full text of the opinion, attached hereto as Annex C.  While this summary describes the analyses and factors that Centerboard Securities deemed material in its presentation to the Board of Directors, it is not a comprehensive description of all analyses and factors considered by Centerboard Securities. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis. In arriving at its opinion, Centerboard Securities did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Centerboard Securities believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it in rendering the fairness opinion without considering all analyses and factors could create a misleading or incomplete view of the evaluation process underlying its opinion. The conclusion reached by Centerboard Securities was based on all analyses and factors taken as a whole, and also on the application of Centerboard Securities’ own experience and judgment.

The financial analyses summarized below include information presented in tabular format.  In order for Centerboard Securities’ financial analyses to be fully understood, the tables must be read together with the text of each summary.  The tables alone do not constitute a complete description of the financial analyses.  Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Centerboard Securities’ financial analyses.

Selected Public Company Analysis

Centerboard Securities compared certain financial information of NLP to corresponding data and ratios from publicly traded companies in the real estate industry which Centerboard Securities deemed relevant to its analysis.  For purposes of this analysis, Centerboard Securities used certain publicly available historical financial data and analyst estimates for the selected public companies.  The three companies included in the selected public company analysis in the real estate industry were:

•	Associated Estates Realty Corporation

•	Mid-America Apartment Communities Inc. (which completed a merger with Colonial Properties Trust on October 1, 2013)

•	Highwoods Properties Inc.

Centerboard Securities selected these companies for its analysis based on their similarities to NLP with regard to product offerings and geography.  Specifically, Centerboard Securities selected Associated Estates Realty Corporation and Mid-America Apartment Communities Inc. because these companies both own a substantial concentration of older, garden-style multifamily properties located in the Southeast and Sunbelt markets of the United States.  Additionally, Highwood Properties Inc. was initially selected because of its portfolio of office buildings located in some of the same geographic areas as NLP’s office buildings.

The table below summarizes certain observed trading multiples and historical and projected financial performance, on an aggregate basis, of the selected public companies (excluding Highwoods Properties Inc. because its size and predominant focus on office properties make it significantly dissimilar to NLP as a whole).  The estimates for 2013 and 2014 in the tables below with respect to the selected public companies were derived based on publicly filed information for the 12-month periods closest to NLP’s fiscal year end, analyst estimates for 2013 and 2014 and share prices as of February 21, 2014.

	Implied Cap Rate	Div Yield Annual	FFO Multiple 2013E / 2014E		AFFO Multiple 2013E / 2014E
Associated Estates Realty	7.3%	4.4%	13.7x	13.2x	15.8x	15.0x
Mid-America	6.9%	4.3%	15.9x	12.8x	16.1x	15.3x

Average	7.1%	4.4%	14.8x	13.0x	16.0x	15.1x
Median	7.1%	4.4%	14.8x	13.0x	16.0x	15.1x
High	7.3%	4.4%	15.9x	13.2x	16.1x	15.3x
Low	6.9%	4.3%	13.7x	12.8x	15.8x	15.0x

•	Funds From Operations or “FFO” means the amount of the relevant company’s cash flow from its operations, calculated by adding depreciation and amortization expenses to earnings.

•
Adjusted Funds From Operations or “AFFO” means the amount of the relevant company’s cash flow from operations, calculated by adjusting funds from operations for the effects of straight-line rents and non-revenue-generating capital expenditures.

The companies utilized for comparative purposes in Centerboard Securities’ analysis were not identical to NLP.  As a result, a complete valuation analysis cannot be limited to a quantitative review of the selected public companies and their trading multiples, but also requires complex considerations and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of NLP.

The per Unit value range for NLP was based on an estimated 2013 FFO per Unit of $0.86 multiplied by an FFO multiple range of 13.0x  to 15.0x, and an estimated 2013 AFFO per Unit of $0.57 multiplied by an AFFO multiple range of 15.0x to 16.0x. All resulting figures were rounded to the nearest $0.25.

This analysis produced the following per Unit value range for NLP, as compared to each of: (i) $9.25 per Unit (representing the gross merger consideration of $7.50 per Unit plus a pro rata share of a settlement fund of $7,401,487 or $1.75 per Unit) (the “Gross Merger Consideration”) and (ii) $8.73 per Unit (representing Centerboard Securities’ assumed net merger consideration consisting of $7.50 per Unit plus $1.23 per Unit, representing the assumed net pro rata share of the settlement fund assuming an award to plaintiffs’ counsel for fees and expenses and to the named plaintiffs as an incentive award of, in the aggregate, 30% of the settlement fund) (the “Estimated Net Merger Consideration”):

Per Unit Value Range	Gross Merger Consideration	Estimated Net Merger Consideration
$8.50 - $13.00	$9.25	$8.73

Net Asset Value Analysis

Centerboard Securities performed a net asset valuation of NLP to calculate the estimated value of NLP’s income producing property, including office, retail and multifamily properties, and other assets and liabilities based on financial information provided by management of Managing GP.

With respect to NLP’s office properties, Centerboard Securities, among other things, applied a capitalization rate range of 8% to 10% to such properties’ 2013 adjusted Net Operating Income (NOI).

With respect to NLP’s retail properties, Centerboard Securities, among other things, applied a capitalization rate range of 8% to 9% to such properties’ 2013 adjusted NOI.

With respect to NLP’s multifamily properties, Centerboard Securities, among other things, applied a capitalization rate range of 6.20% to 8.20% to such properties’ 2013 adjusted NOI.

Adjusted NOI was calculated by adjusting the 2013 NOI for each property provided by NLP to reflect the seven-year average repairs and maintenance expense as a percentage of possible rent. The capitalization rate ranges were based on market research, taking property type, age, quality and location of each property into account.

The per Unit reference range was derived by summing the income producing property by property value ranges as determined by the respective capitalization rate ranges referenced above, adding the carrying value of development properties, cash and other assets, subtracting deferred compensation, the market value of debt, the carrying value of other liabilities and a capital deduction for expected future capital expenditures, and then dividing the resulting net asset value by the number of Units outstanding. All resulting figures were rounded to the nearest $0.25.

This analysis produced the following implied equity value per Unit reference range for NLP, as compared to the Gross Merger Consideration and Estimated Net Merger Consideration:

Per Unit Reference Range	Gross Merger Consideration	Estimated Net Merger Consideration
$7.75 - $12.75	$9.25	$8.73

Discounted Cash Flow Analysis

Centerboard Securities performed a discounted cash flow analysis of NLP to calculate the estimated present value of unlevered, after-tax free cash flows that NLP could generate.  Centerboard Securities calculated NLP’s performance using the 2013 NOI provided by NLP, analyst estimates for multifamily industry net operating income growth for the years 2014 through 2018 (4.3%, 3.3%, 1.9%, 1.7% and 3.0% respectively), and certain Centerboard Securities assumptions for annual maintenance capital expenditures (12.0% of net operating income), growth in general and administrative costs  (3.0% per year) and changes in net working capital (growth rate equal to change in net operating income).  NLP’s unleveraged free cash flows for the years 2014 through 2018 were calculated using net operating income from continuing operations less general and administrative expenses, estimated maintenance capital expenditures, changes in net working capital and income taxes, which we refer to as free cash flows.  NLP’s terminal value was calculated using an assumed capitalization rate on forward net operating income in 2018.

•	The present value of NLP’s free cash flows for fiscal years 2014 through 2018 was equal to $94.9 million.

•	The present value of NLP’s terminal value ranged from $291.3 million to $254.9 million based on assumed capitalization rates of 7% to 8%.

•
The present value of NLP’s free cash flows and terminal value were calculated using an 11% discount rate, reflecting Centerboard Securities’ estimate of NLP’s weighted average cost of capital, to discount the projected free cash flows and terminal value.  Centerboard Securities estimated NLP’s weighted average cost of capital by estimating the weighted average of NLP’s cost of equity (derived using the capital asset pricing model) and NLP’s after-tax cost of debt. Centerboard Securities believes that this range of discount rates is consistent with the rate of return that security holders could expect to realize on alternative investment opportunities with similar risk profiles.

The implied equity value per Unit range was derived by summing the present value of NLP’s free cash flows and terminal value, adding the carrying value of development properties and cash, subtracting deferred compensation and the carrying value of debt, and then dividing the resulting equity value by the number of Units outstanding. All resulting figures were rounded to the nearest $0.25.

This analysis indicated the following implied equity value per Unit reference range for NLP, as compared to the Gross Merger Consideration and Estimated Net Merger Consideration:

Per Unit Reference Range	Gross Merger Consideration	Estimated Net Merger Consideration
$7.75 - $11.00	$9.25	$8.73

Miscellaneous

No company or transaction used in the analyses described above is identical or directly comparable to NLP, its assets or the merger.  In addition, such analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses, assets or securities actually may be sold.  Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses.  Because the analyses described above are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, neither NLP, nor Centerboard Securities or any other person assumed responsibility if future results are materially different from those forecast.

The Merger Consideration was determined through negotiations among the parties and was approved by the Board of Directors by the unanimous vote of its independent, non-employee directors.  Centerboard Securities did not recommend any specific consideration to the Board of Directors or NLP, or that any specific amount or type of consideration constituted the only appropriate consideration for the merger.

Centerboard Securities acted as financial advisor to the Special Committee with respect to the Original Merger Agreement and then to the independent, non-employee members of the Board of Directors with respect to the Merger Agreement after the Special Committee terminated the Original Merger Agreement.  In connection with providing these services, Centerboard Securities has received a fee of approximately $653,000, of which (a) $162,500 became payable upon execution of Centerboard Securities’ engagement letter with the Special Committee, (b) $162,500 became payable thirty days following the execution of Centerboard Securities’ engagement letter with the Special Committee, (c) $100,000 became payable in connection with the delivery of its opinion related to the Original Merger Agreement, regardless of the conclusion reached therein, (d) $50,000 became payable in connection with the delivery of its opinion related to the Merger Agreement, regardless of the conclusion reached therein , (e) approximately $128,000 was paid for litigation support services and (f) $50,000 became payable in connection with providing the Special Committee an update of NLP’s financial performance for the nine months ended September 30, 2013.  In the event Centerboard Securities is engaged to render one or more additional opinions with respect to a materially amended or revised offer, Centerboard Securities will be entitled to an additional opinion fee of $50,000 for each opinion rendered.  In addition, NLP has agreed to reimburse Centerboard Securities for certain expenses and to indemnify Centerboard Securities against certain liabilities arising out of Centerboard Securities’ engagement.  During the two years preceding the date of its opinion, Centerboard Securities has not had any material relationship with any party to the merger for which compensation was received or is intended to be received, nor is any such material relationship or relating compensation mutually understood to be contemplated.  Centerboard Securities’ affiliates, employees, officers and directors may at any time own securities (long or short) of NLP or Parent.

Centerboard Securities was selected as the financial advisor because Centerboard Securities has substantial experience in similar transactions.  Centerboard Securities is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, and valuations for corporate and other purposes.

Position of the 13E-3 Filing Persons as to the Fairness of the Merger

Under SEC rules, each of Mr. Nichols, Mr. Lavin, Parent and Merger Sub (the “13E-3 Filing Persons”) are required to provide certain information regarding their position as to the substantive and procedural fairness of the merger to the Unaffiliated Holders.  The 13E-3 Filing Persons are making the statements included in this section solely for purposes of complying with such requirements.

None of the 13E-3 Filing Persons participated in the deliberations of the Board of Directors regarding the merger, or received advice from legal counsel or financial advisors to the Board of Directors or independent, non-employee members of the Board of Directors as to the fairness of the merger.  None of the 13E-3 Filing Persons engaged a financial advisor to provide financial advisory services in connection with a potential transaction involving NLP, and no financial advisor was asked to deliver, nor has delivered, an opinion to any of the 13E-3 Filing Persons as to the fairness, from a financial point of view or otherwise, of the merger consideration to be paid or received, as the case may be, in connection with the merger.  The 13E-3 Filing Persons believe that the Merger Consideration is substantively fair to the Unaffiliated Holders based on the following factors:

•
The merger is being undertaken in accordance with the terms of the Settlement Agreement, and the merger would not be completed until, among other things, the Court held the Final Settlement Hearing and, after such hearing, determined, among other things, that the settlement of the Actions on the terms and conditions provided for in the Settlement Agreement is fair, reasonable and adequate, and in the best interests of the Class and is approved by the Court.  The 13E-3 Filing Persons also considered the Plaintiffs’ Petition and the resulting minimum net per Unit merger consideration of $8.68 to be paid to the Unaffiliated Holders if the Court, at the Final Settlement Hearing, was to fully grant the requests made in the Petition without any reduction in the amount of the fees, expenses or incentive award.  Additionally, the 13E-3 Filing Persons considered the fact that any NLP Unitholder objecting to the Settlement Agreement or the merger would have the opportunity to voice his/her objection at the Final Settlement Hearing;

•
The relationship between the Merger Consideration and both the current and historical market prices for Units, including the fact that the consideration to be paid in the merger (calculated at $8.68 per Unit): (i) represents a 31.1% premium over the closing price ($6.62) of a Unit on the NYSE MKT on December 26, 2012, the last trading day before the public announcement of the execution of the Original Merger Agreement; (ii) represents a 65.3% premium over the price ($5.25) originally offered by Messrs. Nichols and Lavin by the August 31 Proposal; (iii) represents a 183.7% premium over the closing price ($3.06) of a Unit on the NYSE MKT on August 30, 2012, the last trading day before the public announcement of Messrs. Nichols and Lavin’s initial proposal to take NLP private; and (iv) represents a 164.6% premium over the average trading price ($3.28) of a Unit on the NYSE MKT during the 52-week period ending on August 30, 2012;

•	The consideration to be paid to the Unaffiliated Holders in the merger is all cash, thus eliminating any uncertainty in valuing the consideration to be received by such Unaffiliated Holders;

•
The merger will provide liquidity without incurring brokerage and other costs typically associated with market sales for the Unaffiliated Holders whose ability to sell Units is adversely affected by the historically low trading volume of the Units;

•
The Board of Directors received an opinion from Centerboard Securities to the effect that, as of February 24, 2014 and based upon and subject to the assumptions and limitations set forth therein, the per Unit merger consideration to be received by NLP’s Unitholders (other than the Nichols and Lavin Limited Partners) pursuant to the Merger Agreement of (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing settlement consideration of $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the Actions, as awarded by the Court

(such net consideration was estimated by Centerboard Securities to be $8.73 per Unit) is fair from a financial point of view to such holders (without giving effect to any impact of the transactions contemplated by the merger on any particular Unitholder other than in its capacity as a Unitholder), and the Board’s determination that the $0.05 difference between Centerboard Securities’ assumed per Unit merger consideration of $8.73 and the minimum net per Unit merger consideration of $8.68 is immaterial and the 13E-3 Filing Persons’ agreeing with the Board’s determination that such difference is immaterial; and

•
The Board of Directors received a financial presentation from Centerboard Securities on February 24, 2014, which presentation provided ranges of valuations at which a transaction would be fair to the Unaffiliated Holders, and the fact that the minimum net per Unit merger consideration of $8.68 was within such ranges under all three valuation analyses performed by Centerboard Securities – the selected public company analysis, the net asset value analysis and the discounted cash flow analysis.

The 13E-3 Filing Persons believe that, even though the Board of Directors did not retain an unaffiliated representative to act solely on behalf of NLP’s Unaffiliated Holders for purposes of negotiating the terms of the Merger Agreement, the merger is procedurally fair to the Unaffiliated Holders based on the following factors:

•
The Board of Directors established the Special Committee consisting solely of independent directors to negotiate with Messrs. Nichols and Lavin, which consists of directors who are not officers, employees or controlling limited partners of NLP, or affiliated with the Nichols and Lavin Limited Partners.  The 13E-3 Filing Persons believe that the Special Committee was, therefore, able to represent the interests of the Unaffiliated Holders without the potential conflicts of interest that the foregoing relationships would otherwise have presented;

•	The Special Committee was given authority to retain, and did retain, its own independent legal advisor, which the Special Committee determined had no relationship creating a potential conflict;

•
The Special Committee was given the authority to retain, and did retain, its own independent financial advisor, which, in the Special Committee’s view, does not have any relationships that would compromise its independence;

•
The Special Committee and its advisors conducted an extensive due diligence investigation of NLP before commencing negotiations, which the 13E-3 Filing Persons believe provided the Special Committee and its advisors with the information necessary to effectively represent the interests of the Unaffiliated Holders;

•	The Nichols and Lavin Limited Partners did not participate in or have any influence over the conclusions reached by the Special Committee or the negotiating positions of the Special Committee;

•
The merger was approved unanimously by the independent, non-employee members of the Board of Directors which determined that the merger, the Settlement Agreement, the Merger Agreement and the transactions contemplated thereby are advisable and fair to, and in the best interests of, the Unaffiliated Holders and on terms no less favorable to the Unaffiliated Holders than those generally being provided to or available from unaffiliated third parties;

•
The merger is being undertaken in accordance with the terms of the Settlement Agreement, and the merger would not be completed until, among other things, the Court held the Final Settlement Hearing and, after such hearing, determined, among other things, that the settlement of the Actions on the terms and conditions provided for in the Settlement Agreement is fair, reasonable and adequate, and in the best interests of the Class and is approved by the Court.  Further, the 13E-3 Filing Persons considered the fact that any NLP Unitholder objecting to the Settlement Agreement or the merger would have an opportunity to voice his/her objection at the Final Settlement Hearing;

•
The Merger Consideration and other terms and conditions of the Merger Agreement were the result of active negotiations between Messrs. Nichols and Lavin, the independent, non-employee members of the Board of Directors and the Plaintiffs and their respective financial and legal advisors; and

•	There is no fee payable by NLP to Mr. Nichols, Mr. Lavin, Parent or Merger Sub in the event the merger or the Merger Agreement is abandoned prior to its consummation for any reason.

The 13E-3 Filing Persons believe that, even though the Merger Agreement is not subject to approval by a majority of the Unaffiliated Holders (i.e., a majority of the minority), the merger is procedurally fair to the Unaffiliated Holders because the merger is being undertaken pursuant to the terms of the Settlement Agreement and is, therefore, subject to the Court’s fairness determination made at the Final Settlement Hearing, and any Unitholder had the opportunity to object to the Settlement Agreement and the merger at the Final Settlement Hearing as notice of such Final Settlement Hearing was mailed to Unitholders on or about March 1, 2014.

The 13E-3 Filing Persons did not consider NLP’s net book value or liquidation value in their evaluation of the fairness of the merger to the Unaffiliated Holders because the 13E-3 Filing Persons did not believe that NLP’s net book value or liquidation value were material or relevant to a determination of the substantive fairness of the merger.  The 13E-3 Filing Persons did not believe that NLP’s net book value was material to their conclusion regarding the substantive fairness of the merger because, in their view, net book value is not indicative of NLP’s market value since it is a purely historical measurement of financial position in accordance with U.S. generally accepted accounting principles (“GAAP”) and is not forward-looking or wholly based on fair value.

The 13E-3 Filing Persons did not consider the liquidation value of NLP to be a relevant valuation methodology because liquidation was not an acceptable option to the Nichols and Lavin Limited Partners, who are the controlling limited partners of NLP.  In addition, the 13E-3 Filing Persons did not establish a pre-merger going concern value for NLP’s Units to determine the fairness of the merger consideration to NLP’s Unaffiliated Holders because, following the merger, NLP will have a significantly different capital structure, which will result in different opportunities and risks for the business as a highly leveraged private company.  However, to the extent the pre-merger going concern value was reflected in the Unit price on August 30, 2012, the last trading day before the public announcement of Messrs. Nichols and Lavin’s initial proposal to take NLP private, the per Unit Merger Consideration represented a premium to the going concern value of NLP.

The 13E-3 Filing Persons are not aware of, and thus did not consider in their fairness determination, any firm offers or proposals made by any unaffiliated third parties with respect to a merger or consolidation of NLP with or into another company, a sale of all or substantially all of NLP’s assets, or the purchase of NLP’s voting securities that would enable the holder to exercise control over NLP.  Additionally, the 13E-3 Filing Persons did not consider purchase prices paid in previous purchases of Units because there have been no recent purchases of Units.

The 13E-3 Filing Persons did not find it practicable to assign, and did not assign, relative weights to the individual factors considered in reaching their conclusion as to the fairness of the merger.  Rather, their fairness determination was made after consideration of all of the foregoing factors as a whole.

Purpose of and Reasons of the 13E-3 Filing Persons for the Merger

For the 13E-3 Filing Persons, the purpose of the merger is to enable the Nichols and Lavin Limited Partners to acquire all of Units of NLP that they do not already own in a transaction in which the NLP Unitholders other than the Nichols and Lavin Limited Partners will be cashed out for the Merger Consideration, with NLP becoming a privately-owned company immediately following the merger.  The 13E-3 Filing Persons decided to pursue the merger because they believe that NLP can be operated more effectively as a privately-owned company.  In addition, the 13E-3 Filing Persons believe that the merger will allow the Unaffiliated Holders to receive a significantly attractive value for their Units, which value had not been reflected in the recent trading price of our Units.  The 13E-3 Filing Persons believe that, because of the substantial risks to NLP’s business presented by market developments, including the volatile real estate industry, increased competition and NLP’s leveraged capital structure, being a privately-owned company is the best way for NLP to operate profitably, and contribute to the communities in which NLP operates.

As a privately-owned company, NLP would have increased flexibility to make decisions that may negatively affect quarterly results but that may, over the long term, increase NLP’s value.  In contrast, as a publicly-traded company, NLP currently faces public limited partner pressure to make decisions that may produce better short-term results, but which may over the long term lead to a reduction in the per Unit price of its publicly-traded equity securities.  As a privately-owned company, NLP would also be relieved of many of the other burdens and constraints imposed on public companies, including the costs and other burdens of complying with the substantive requirements of the federal securities laws, including the Sarbanes Oxley Act.  The need for management to be responsive to public limited partner concerns and to engage in an ongoing dialogue with public limited partners may at times distract management’s time and attention from the effective operation and improvement of the business.  The 13E-3 Filing Persons have undertaken to pursue the merger at this time (as opposed to any other time in NLP’s public company history) in light of the risks to NLP’s business referred to above and the persistently sluggish performance of NLP’s Unit price.

Plans for NLP after the Merger

After the effective time of the merger, the 13E-3 Filing Persons anticipate that NLP will continue its current operations, except that it will cease to be a public company and will instead be wholly-owned by the Nichols and Lavin Limited Partners.  Messrs. Nichols and Lavin have advised NLP that they do not have any current plans or proposals that relate to or would result in an extraordinary corporate transaction following completion of the merger involving NLP’s limited partnership structure, business or management, such as a merger, reorganization, liquidation, relocation of any operations or sale or transfer of a material amount of assets.  Messrs. Nichols and Lavin expect to continuously evaluate and review NLP’s business and operations following the merger and may develop new plans and proposals that they consider appropriate to maximize the value of NLP.  Messrs. Nichols and Lavin expressly reserve the right to make any changes they deem appropriate in light of such evaluation and review or in light of future developments.

Projected Financial Information

In connection with its consideration of the merger proposal, Centerboard Securities received from management of Managing GP a statement of income for NLP and each of its properties as forecasted for the twelve month period ended December 31, 2014 (the “2014 Forecast”).  NLP does not, as a matter of course, publicly disclose its financial projections.  Messrs. Nichols and Lavin, however, as the chairman of the Board of Directors and the president and chief executive officer, respectively, of Managing GP, generally have access to these projections.

Management provided the 2014 Forecast to Centerboard Securities on or about February 21, 2014. The 2014 Forecast was reasonably prepared in good faith and reflected the then currently available estimates and judgments of management of Managing GP as to the expected future financial performance of NLP and its properties.

A summary of the 2014 Forecast is being included in this Information Statement (below) because such forecast was available to the Board of Directors and Centerboard Securities as well as Messrs. Nichols and Lavin.  Forecasts of this type are based on estimates and assumptions (more fully described below) that are inherently subject to significant economic, industry and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond NLP’s control.  NLP does not intend to update or revise any of the information included in the 2014 Forecast to reflect circumstances existing after the date such projections were prepared or to reflect the occurrence of future events.  None of the financial projections included in the 2014 Forecast should be viewed as a representation by NLP, the Board of Directors or any of their advisors or representatives that the forecasts reflected therein will be achieved.

The financial projections included in 2014 Forecast were prepared solely for internal use and not for publication or with a view to complying with the published guidelines of the SEC regarding projections or with guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information.  The projected financial information included in this Information Statement has been prepared by, and is the responsibility of, Managing GP’s management (excluding Mr. Lavin).  NLP’s independent registered public accounting firm, BKD, LLP, has not examined, compiled or performed any procedures with respect to the accompanying projected financial information and, accordingly, BKD, LLP does not express an opinion or any other form of assurance with respect thereto.  The BKD, LLP report incorporated by reference in this Information Statement relates to NLP’s historical financial information.  It does not extend to the projected financial information and should not be read to do so.  The financial projections included in the 2014 Forecast were not prepared for purposes of the proposed merger and, therefore, do not give any effect to the merger.

The 2014 Forecast was developed in a manner consistent with Managing GP’s management’s historical development of forecasts and was not developed for public disclosure.  Although the forecast was presented with numerical specificity, the forecast reflects numerous assumptions and estimates as to future events made by Managing GP’s management that Managing GP’s management believed were reasonable at the time the projections were prepared.  The projections included in the 2014 Forecast provided to the Board of Directors and Centerboard Securities included estimates for the remainder of fiscal year 2014 of rental income and operating income on a “per property” basis.  The materials set forth in the charts below are excerpted from the 2014 Forecast.

Financial Projections – 2014 Forecast
	Management Estimates
	Rental Income	Operating Expenses	Operating Income
Commercial Properties:
NTS Center	$1,516,467	$745,273	$771,194
Clarke American	471,800	95,389	376,412
Lakeshore Business Center Phase I	1,367,071	954,786	412,285
Lakeshore Business Center Phase II	1,579,699	913,186	666,513
Lakeshore Business Center Phase III	653,833	400,777	253,056
Peachtree Corporate Center	1,082,872	539,644	543,228
Total Commercial Properties	$6,671,742	$3,649,055	$3,022,688

Retail Properties
Bed, Bath & Beyond	455,436	81,604	373,832
Springs Station	227,904	60,207	167,697
Total Retail Properties	$683,340	$141,811	$541,529

Multifamily Properties:
Park Place Apartments	$5,903,588	$3,343,450	$2,560,138
The Willows of Plainview Apartments	3,867,952	1,759,806	2,108,146
Willow Lake Apartments	2,795,239	1,604,018	1,191,221
The Lakes Apartments	2,579,825	1,418,193	1,161,632
The Grove at Richland Apartments	5,746,904	2,318,972	3,427,932
The Grove at Whitworth Apartments	5,735,145	2,398,737	3,336,408
The Grove at Swift Creek Apartments	3,222,822	1,573,795	1,649,027
Castle Creek Apartments	3,357,572	1,753,831	1,603,741
Lake Clearwater Apartments	2,710,008	1,884,036	825,972
Parks Edge Apartments at Shelby Farms	5,501,891	3,684,808	1,817,083
Golf Brook Apartments(1)	1,739,600	970,635	768,965
Sabal Park Apartments(1)	1,213,052	810,370	402,682
Lakes Edge Apartments(2)	3,657,352	1,904,513	1,752,839
The Overlook at St. Thomas Apartments*(3)	4,251,766	2,157,488	2,094,278
Creek’s Edge at Stony Point Apartments*(1)	1,660,658	728,927	931,731
Total Multifamily Properties	$53,943,374	$28,311,599	$25,631,795

Grand Total All Properties	$61,298,456	$32,102,465	$29,196,012
*	Denotes property is owned as “tenants in common.”
(1)	Amounts are based on NLP’s 51% ownership interest.
(2)	Amounts are based on NLP’s 74% ownership interest.
(3)	Amounts are based on NLP’s 60% ownership interest.

The material assumptions upon which the 2014 Forecast was based include the following:

•
In forecasting “Rental Income” management of Managing GP made certain assumptions regarding occupancy percentages and rental income.  With respect to occupancy percentages, management assumed the following occupancy rates: (i) for commercial properties, 78%; (ii) for NLP wholly-owned multifamily properties, 95%; (iii) for retail properties, 98%; (iv) for properties, The Overlook at St. Thomas Apartments and Creek’s Edge at Stony Point Apartments, 97%; and (v) for unconsolidated joint venture property, 100%.   With respect to rental rates, management assumed the following rental rates: (i) for commercial properties, an 8% decrease from 2013 actual rates; (ii) for multifamily properties, a 4% increase from 2013 actual rates; (iii) for retail properties, a 2% decrease from 2013 actual rates; (iv) for properties, The Overlook at St. Thomas Apartments and Creek’s Edge at Stony Point Apartments, a 2% increase from 2013 actual rates; and (v) for unconsolidated joint venture property, a 2% decrease from 2013 actuals rates.

•
In forecasting “Operating Expenses” for non-tenant in common properties, management of Managing GP made the following assumptions relating to operating expenses: (i) wages and benefits expenses would increase by approximately 2.5% from 2013; (ii) utility expenses would increase by approximately 1.5% from 2013; (iii) property insurance expenses would increase by approximately 25% from 2013; (iv) real estate tax rates would increase from 2013 by inflationary millage increases; and (v) certain property improvement, maintenance and other expenses would increase from 2013 by approximately $3.15 million.

•
In forecasting “Operating Expenses” for properties owned as tenants in common, management of Managing GP made the following assumptions relating to operating expenses: (i) wages and benefits expenses would increase by approximately 2.5% from 2013; (ii) utility expenses would increase by approximately 1.5% from 2013; (iii) property insurance expenses would increase by approximately 13% from 2013; (iv) real estate tax rates would increase from 2013 by inflationary millage increases; and (v) certain property improvement, maintenance and other expenses would increase from 2013 by approximately $700,000.

•	Management of Managing GP also assumed 2014 capital expenditures of approximately $2.866 million and 2014 leasing commissions of approximately $565,000.

Summary of Management Agreement Reports

In connection with its consideration of the merger proposal, Centerboard Securities received from management of Managing GP copies of reports prepared by an independent real estate advisory firm in 2005 (the “2005 Report”) and 2009 (the “2009 Report”), each addressed to the Audit Committee of Managing GP regarding the management agreement between NLP and NTS Development Company (“NTS Development”), an affiliate of Managing GP that oversees and manages the day-to-day operations of NLP’s properties.  Messrs. Nichols and Lavin, as the chairman of the Board of Directors and the president and chief executive officer, respectively, of Managing GP, generally have access to these reports.

The 2005 Report was prepared by an independent nationally recognized real estate firm (the “Expert”) for members of the audit committee.  The Expert was engaged to review and consider the reasonableness of the management agreement between NLP and NTS Development.  The overall objective of the 2005 Report was to review the property management and other fees, charges and reimbursable expenses allowed under the management agreement and to make recommendations for revisions to the management agreement.  Based on the 2005 Report, the Expert made suggestions as to the types and amounts of fees and reimbursements to be included in the management agreement and assisted in the drafting and amending of the management agreement.

The 2009 Report was also prepared by the Expert for members of the audit committee.  In December 2009, the Expert was engaged to again review and consider the reasonableness of the management agreement between NLP and NTS Development.  The 2009 Report was intended to update the 2005 Report since, subsequent to the 2005 Report, new residential properties were purchased by NLP primarily in Tennessee and Virginia.  Based on the 2009 Report, the Expert made further suggestions as to the types and amounts of fees and reimbursements to be included in the management agreement and assisted in the drafting and amending of the management agreement.

The management agreements currently in effect at December 31, 2013 renew annually unless terminated pursuant to their terms.  NLP’s independent directors review the management agreements periodically.

Effects of the Merger

Private Ownership

If the conditions to the closing of the merger are either satisfied or waived, Merger Sub will be merged with and into NLP, with NLP continuing as the Surviving Entity.  See “SPECIAL FACTORS - Structure and Steps of the Merger” beginning on page 52.  As a result of the merger, NLP, as the Surviving Entity, will be a private company that is wholly-owned by the Nichols and Lavin Limited

Partners, none of our current Unitholders will have any ownership interest in, or be a limited partner of, NLP after completion of the merger.

Directors and Management of the Surviving Entity

Managing GP will be the managing general partner of NLP following the merger, and it is further contemplated that the “affiliated” officers and directors of Managing GP immediately prior to the effective time of the merger will continue to be the officers and directors of Managing GP following the merger.

NLP’s certificate of limited partnership and the Partnership Agreement will remain unchanged and serve as the certificate of limited partnership and limited partnership agreement of the Surviving Entity following the merger, until such time as the certificate of limited partnership and the Partnership Agreement are further amended.

Primary Benefits and Detriments of the Merger

As a result of the merger, NLP (as the Surviving Entity) will be owned solely by the Nichols and Lavin Limited Partners, and there will be no public market for the Units.  Upon the completion of the merger, our Units will be delisted from the NYSE MKT.  In addition, the registration of our Units under Section 12 of the Exchange Act will be terminated.

The primary benefits of the merger to the Unaffiliated Holders include the following:

•
The receipt by such Unaffiliated Holders of the Merger Consideration ($8.68 per Unit), which represents a 164.6% premium over the average trading price ($3.28) of a Unit on the NYSE MKT during the 52-week period ending on August 30, 2012; and

•	The avoidance of the risk associated with any possible decrease in our future revenues and free cash flow, growth or value, and the risks related to our leverage, following the merger.

The primary detriments of the merger to the Unaffiliated Holders include the following:

•
Such Unaffiliated Holders will cease to have an interest in NLP and, therefore, will no longer benefit from possible increases in the future revenues and free cash flow, growth or value of NLP or payment of distributions on our Units, if any;

•
In general, the receipt of cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local, foreign and other tax laws.  As a result, an Unaffiliated Holder who receives cash in exchange for all of such holder’s Units in the merger generally will be required to recognize gain as a result of the merger for U.S. federal income tax purposes if the amount of cash received exceeds such holder’s aggregate adjusted tax basis in such Units; and

•
In NLP ceasing to be publicly traded, the Unaffiliated Holders would no longer benefit from the rights and protections that federal securities laws give to such holders (including those rights and protections afforded by the Sarbanes-Oxley Act of 2002, Section 16 of the Securities Exchange Act of 1934, as amended, and Section 13 of the Securities Act of 1933, as amended).

The primary benefits of the merger to NLP’s Unitholders (other than the Nichols and Lavin Limited Partners and the Unaffiliated Holders) include the following:

•
The receipt by such Unitholders of the Merger Consideration ($8.68 per Unit), which represents a 164.6% premium over the average trading price ($3.28) of a Unit on the NYSE MKT during the 52-week period ending on August 30, 2012; and

•	The avoidance of the risk associated with any possible decrease in our future revenues and free cash flow, growth or value, and the risks related to our leverage, following the merger.

The primary detriments of the merger to NLP’s Unitholders (other than the Nichols and Lavin Limited Partners and the Unaffiliated Holders) include the following:

•
Such Unitholders will cease to have an interest in NLP and, therefore, will no longer benefit from possible increases in the future revenues and free cash flow, growth or value of NLP or payment of distributions on our Units, if any;

•
In general, the receipt of cash pursuant to the merger will be a taxable transaction for U.S.  federal income tax purposes and may also be a taxable transaction under applicable state, local, foreign and other tax laws.  As a result, an NLP limited partner who receives cash in exchange for all of such limited partner’s Units in the merger generally will be required to recognize gain as a result of the merger for U.S.  federal income tax purposes if the amount of cash received exceeds such limited partner’s aggregate adjusted tax basis in such Units; and

•
In NLP ceasing to be publicly traded, NLP’s Unitholders would no longer benefit from the rights and protections that federal securities laws give to such Unitholders (including those rights and protections afforded by the Sarbanes-Oxley Act of 2002, Section 16 of the Securities Exchange Act of 1934, as amended, and Section 13 of the Securities Act of 1933, as amended).

The primary benefits of the merger to the 13E-3 Filing Persons, Managing GP and NLP include the following:

•
If NLP successfully executes its business strategies, the value of their equity investment could increase because of possible increases in future revenues and free cash flow, increases in the underlying value of NLP or the payment of distributions, if any, that will accrue to the Nichols and Lavin Limited Partners;

•	NLP will have more freedom to focus on long-term strategic planning in a highly competitive business with increasing competition and regulation;

•	NLP will have more flexibility to change its capital spending strategies without public market scrutiny or investors’ quarterly expectations;

•	NLP will be able to deploy new services or change its pricing strategies to attract customers without public market scrutiny;

•
The directors and officers of Managing GP and the beneficial owners of more than 10% of the units of NLP will be relieved of the reporting requirements and liability for short-swing profit recovery under Section 16 of the Exchange Act;

•
The Nichols and Lavin Limited Partners, as the owners of NLP, will become the beneficiaries of the savings associated with the reduced burden of complying with the substantive requirements that federal securities laws, including the Sarbanes Oxley Act, impose on public companies. Such savings are expected by the Nichols and Lavin Limited Partners to be approximately $1,500,000 to $2,000,000 million per year; and

•
As a private company, NLP will have the ability to increase leverage beyond historical levels (and those expected by investors in public companies), and increased leverage would provide NLP with funds that it would have the ability to use to make additional investments.

The primary detriments of the merger to the 13E-3 Filing Persons, Managing GP and NLP include the following:

•	All of the risk of any possible decrease in our revenues, free cash flow or value following the merger will be borne by the Nichols and Lavin Limited Partners;

•	The business risks facing NLP, including increased volatility in the real estate market and increased competition, will be borne by the Nichols and Lavin Limited Partners;

•
The amount of debt of NLP, which was approximately $256 million as of December 31, 2013 and expected to significantly increase in connection with the merger, and the risks and uncertainties of refinancing debt maturities as they come due, together with risks of interest rate volatility, will be borne by the Nichols and Lavin Limited Partners;

•
An equity investment in the Surviving Entity by any of the Nichols and Lavin Limited Partners following the merger will involve substantial risk resulting from the limited liquidity of such an investment;

•	Following the merger, there will be no trading market for the Surviving Entity’s equity securities; and

•
In NLP ceasing to be publicly traded, the Nichols and Lavin Limited Partners would no longer benefit from the rights and protections that federal securities laws give to such Unitholders with respect to their interests in NLP (including those rights and protections afforded by the Sarbanes-Oxley Act of 2002, Section 16 of the Securities Exchange Act of 1934, as amended, and Section 13 of the Securities Act of 1933, as amended).

Effects of the Merger on NLP’s Net Book Value and Net Income

At December 31, 2013, NLP had a consolidated net book value of approximately $9.99 million, or $0.90 per Unit, and reported a net loss of approximately $5.91 million for the twelve months ended December 31, 2013.  Based upon their respective aggregate unit ownerships, the Nichols and Lavin Limited Partners had an indirect approximate 61.9% interest in that net book value and net income.  Unitholders other than the Nichols and Lavin Limited Partners owned the remaining indirect approximate 38.1% interest in the net book value and net income.  Following the consummation of the merger, the Nichols and Lavin Limited Partners will have a direct 100% ownership interest in the Surviving Entity’s net book value and net income or loss and the other current limited partners of NLP will have no direct or indirect interest in that net book value and net income or loss.  The table below sets forth the interest of each of the 13E-3 Filing Persons in NLP’s net book value and net earnings prior to and immediately following merger, based on NLP’s net book value as of December 31, 2013, and the net income of NLP for the twelve months ended December 31, 2013.

Ownership Prior to the Merger							Ownership After the Merger
	Net Book Value		Earnings		Units		Net Book Value		Earnings		Units
	$ in		$ in		in		$ in		$ in		in
Name of Beneficial Owner	thousands	%	thousands	%	thousands	%	thousands	%	thousands	%	thousands	%
NTS Merger Parent, LLC	-	-	-	-	-	-	-	-	-	-	-	-
NTS Merger Sub, LLC	-	-	-	-	-	-	-	-	-	-	-	-
J. D. Nichols	6,151	61.7	(3,647)	61.7	6,848	61.7	9,940	99.7	(5,836)	99.7	6,848	99.7
Brian F. Lavin	16	*	(10)	*	18	*	56	*	(72)	*	18	*

*	Less than one percent.

Accounting Treatment and Pro Forma Information

Because the Merger Consideration to be received by NLP’s Unitholders (other than the Nichols and Lavin Limited Partners) will consist solely of cash and such Unitholders will have no continuing interest in NLP after the merger, (i) pro forma information disclosing the effect of the transaction on NLP’s balance sheet, statement of income, earnings per Unit, ratio of earnings to fixed charges and book value per Unit and (ii) a summary of the accounting treatment of the merger have not been presented.

Interests of Certain Persons in the Merger

NLP’s Unaffiliated Holders should be aware that certain officers and directors of NLP’s Managing GP have interests in the merger that are different from, or in addition to, the interests of NLP’s Unaffiliated Holders in general.  As discussed above, Mr. Nichols is the Chairman of the Board of Directors and Mr. Lavin is a member of the Board of Directors and the Managing GP’s President and Chief Executive Officer and Messrs. Nichols and Lavin indirectly own 100% of the ownership interests of Merger Sub.  The independent, non-employee members of the Board of Directors were aware of such interests in the proposed merger when deciding to approve the merger.  See “SPECIAL FACTORS — Background of the Merger”, “— Recommendation of the Board of Directors” and “— Reasons for the Recommendation of the Board of Directors.”

Phantom Units

Non-employee Director Phantom Units.  Immediately prior to the effective time of the merger, the compensation deferred by each non-employee member of the Board of Directors and represented by phantom units pursuant to the Director Plan will be issued to such non-employee member of the Board of Directors as Units and will be converted automatically into and thereafter represent the right to receive the Merger Consideration.

Officer Phantom Units.  The compensation deferred by each officer of Managing GP and represented by phantom units pursuant to the Officer Plan will remain deferred pursuant to the Officer Plan, will not be converted to Units at the effective time of the merger and will remain subject to the terms of the Officer Plan.

In connection with the merger, we estimate that our non-employee directors will immediately receive approximately $754,977 (calculated at $8.68 per Unit) from the settlement of their phantom units.

The following table sets forth, for each of the directors and executive officers of Managing GP (other than Messrs. Nichols and Lavin), the consideration to be provided in connection with the merger, based on their ownership of our Units and deferred compensation represented by phantom units as of March 31, 2014:

Name	Merger Consideration to be Received for Units(2)	Merger Consideration to be Received for Deferred Compensation Represented by Phantom Units(1)	Total Consideration(2)
Mark D. Anderson	$0	$108,587	$108,587
John S. Lenihan	$0	$414,348	$414,348
John Daly	$8,680	$232,042	$240,722
Gregory A. Wells	$8,680	$0	$8,680
Total	$17,360	$754,977	$772,337
(1)	Units will be issued as a result of the merger and the Merger Consideration in respect thereof will be payable promptly following the merger.
(2)	Amounts calculated assuming per Unit merger consideration of $8.68 per Unit.

Other Merger-Related Compensation

None of the executive officers of Managing GP will receive any compensation or benefits, such as “golden parachute” payments, or enhancements to their existing compensation or benefit arrangements, in connection with the merger.

Indemnification of Directors

The Merger Agreement provides that until the fifth anniversary of the effective time of the merger, the Surviving Entity will provide to present and former directors and officers of Managing GP or any NLP subsidiary the right to indemnification, advancement of expenses and exculpation provided for them in the constituent documents of NLP and the NLP subsidiaries on terms no less favorable as in effect on the date of the Merger Agreement.

The Merger Agreement provides that the Surviving Entity will maintain, until the fifth anniversary of the effective time of the merger, officers’ and directors’ liability insurance covering Managing GP’s present and former officers and directors at the effective time of the merger, on terms with respect to coverage and amounts no less favorable than those of the applicable policies in effect on the date of the Merger Agreement, with respect to matters occurring prior to the effective time of the merger.

Special Committee Compensation

At a meeting of the Board of Directors on September 12, 2012, the Board of Directors approved compensation arrangements for the members of the Special Committee.  Mark D. Anderson, John S. Lenihan and John Daly each received compensation of $500 per meeting of the Special Committee commencing September 12, 2012 and ending in December 2013 as members of the Special Committee.  Also commencing September 12, 2012 and ending in December 2013, Mr. Anderson received compensation of $6,500 per month for service as chairman of the Special Committee and Messrs. Lenihan and Daly each received compensation of $5,000 per month for service as members of the Special Committee.

Material United States Federal Income Tax Consequences

The following is a discussion of the material United States federal income tax consequences of the merger that may be relevant to current Unitholders. This discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing final Treasury regulations promulgated under the Code (the “Treasury Regulations”), administrative rulings and judicial decisions now in effect, all of which are subject to change, possibly with retroactive effect. Changes in these authorities may cause the actual tax consequences of the merger to vary substantially from the tax consequences described below.

 NLP has not sought a ruling from the Internal Revenue Service (the “IRS”) with respect to any of the tax matters discussed below, and the IRS would not be precluded from taking positions contrary to those described herein. As a result, no assurance can be given that the IRS will agree with all of the tax characterizations and the tax consequences described below.

 The discussion does not purport to be a complete description of all United States federal income tax consequences of the merger.  Moreover, the discussion focuses on Unitholders who are individual citizens or residents of the United States and has only limited application to corporations, estates, trusts, and other Unitholders subject to specialized tax treatment, such as tax-exempt institutions, foreign persons, individual retirement accounts (IRAs), real estate investment trusts (REITs), mutual funds, dealers in securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, or persons that hold Units as part of a hedge, straddle or conversion transaction or those who received their Units as compensation.  Further, this summary does not address the United States federal income tax consequences of the merger to limited partners, partners or beneficiaries of an entity that is a holder of Units; United States federal estate, gift or alternative minimum tax consequences of the merger; United States federal income tax consequences to persons who hold Units in a straddle or as part of a hedging, conversion, constructive sale or other integrated transaction or whose functional currency is not the U.S. dollar; any state, local or foreign tax consequences of the merger; or the United States federal income tax consequences to any person that will own directly, indirectly or constructively Units following the merger. For example, this summary does not address the United States federal income tax consequences of the merger to the Nichols and Lavin Limited Partners. Also, this discussion assumes that Units are held as capital assets at the time of the merger.

 Each Unitholder should consult its own tax advisor regarding the tax consequences of the merger to the holder in the holder’s particular situation, including any tax consequences that may arise under the laws of any state, local or foreign taxing jurisdiction and the possible effects of changes in United States federal or other tax laws. Further, it is the responsibility of each Unitholder to file all state, local and foreign, as well as United States federal, tax returns that may be required to be filed by such Unitholder.

 A “U.S. Holder” means a beneficial owner of Units that, for United States federal income tax purposes, is:  (i) a citizen or individual resident of the United States; (ii) a corporation, including any entity classified as a corporation for United States federal income tax purposes, created or organized in the United States or under the laws of the United States, any State thereof or the District of Columbia; (iii) an estate, the income of which is subject to United States federal income tax without regard to its source; or (iv) a trust that is either subject to the primary supervision of a court within the United States and the control of one or more United States persons or has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

A “Non-U.S. Holder” means a beneficial owner of Units that is not a U.S. Holder (other than a partnership, including an entity classified as a partnership for United States federal income tax purposes).  We urge holders of Units that are Non-U.S. Holders to consult their own tax advisors regarding the United States federal income tax consequences of the merger, including potential application of United States withholding taxes and possible eligibility for benefits under applicable income tax treaties.

If a partnership (including an entity classified as a partnership for United States federal income tax purposes) holds Units, the tax treatment of each of its partners generally will depend upon the status of the partner and the activities of the partnership.  Partners of partnerships holding Units should consult their own tax advisors regarding the United States federal tax consequences of the merger.

Tax Treatment as a Taxable Disposition to U.S. Holders

If the merger is completed as contemplated by the Merger Agreement, Merger Sub will be merged with and into NLP and holders of Units (other than the Nichols and Lavin Limited Partners) will receive the Merger Consideration.  For United States federal income tax purposes, the merger will be treated as a taxable disposition by U.S. Holders (other than the Nichols and Lavin Limited Partners).

Recognition of Gain or Loss by U.S. Holders

In general, for United States federal income tax purposes, a U.S. Holder receiving the Merger Consideration will recognize gain or loss in an amount equal to the difference, if any, between the amount realized by that U.S. Holder and that U.S. Holder’s adjusted tax basis in the U.S. Holder’s Units.

Generally, a U.S. Holder’s initial tax basis for the U.S. Holder’s Units will have been the amount the U.S. Holder paid for the Units plus the U.S. Holder’s share of NLP’s nonrecourse liabilities. That tax basis will have been increased by the U.S. Holder’s share of NLP’s income and by any increases in the U.S. Holder’s share of NLP’s nonrecourse liabilities. That tax basis will have been decreased, but not below zero, by distributions from NLP to the U.S. Holder, by the U.S. Holder’s share of NLP’s losses, by any decreases in the U.S. Holder’s share of NLP’s nonrecourse liabilities, and by the U.S. Holder’s share of NLP’s expenditures that are not deductible in computing taxable income and are not required to be capitalized. A U.S. Holder has no share of NLP’s debt that is recourse to NLP’s general partners, but has a share (generally based on the U.S. Holder’s share of NLP’s profits) of NLP’s nonrecourse liabilities.

A U.S. Holder’s amount realized will be measured by the sum of the Merger Consideration received by the U.S. Holder plus the U.S. Holder’s share of NLP’s nonrecourse liabilities immediately prior to the merger. Because the amount realized includes a U.S. Holder’s share of NLP’s nonrecourse liabilities, the gain recognized could result in a tax liability in excess of the cash received as the Merger Consideration. However, based on the prices at which the holders of Units have purchased their Units, it is not anticipated that existing U.S. Holders will recognize additional taxable gain as a result of their allocation of such nonrecourse liabilities of NLP.

Prior distributions from NLP to a U.S. Holder in excess of cumulative net taxable income for a Unit that decreased the U.S. Holder’s tax basis in that Unit will, in effect, become taxable income if the amount realized is greater than the U.S. Holder’s tax basis in that Unit (up to the amount realized), even if the Merger Consideration received is less than the original cost for the Unit.

Except as noted below, gain or loss recognized by a U.S. Holder (other than a “dealer” in Units) as a result of the merger generally will be taxable as capital gain or loss. Capital gain recognized by a non-corporate taxpayer with respect to Units held for more than one year generally will be taxed at a maximum United States federal income tax rate of 20%.  However, a portion (which likely will be substantial) of a U.S. Holder’s gain or loss will be separately computed and taxed as ordinary income or loss under Section 751 of the Code to the extent attributable to “unrealized receivables” or to “inventory items” owned by NLP. The term “unrealized receivables” includes potential recapture items, including depreciation recapture. Ordinary income attributable to unrealized receivables, inventory items and depreciation recapture may exceed net taxable gain realized upon the sale of a Unit and may be recognized even if there is a net taxable loss realized on the sale of a Unit. Thus, a U.S. Holder may recognize both ordinary income and a capital loss upon a sale of Units. Capital losses may offset capital gains and up to $3,000 of ordinary income in the case of non-corporate taxpayers, but capital losses may only be used to offset capital gains in the case of corporate taxpayers.  In addition, a U.S. Holder that disposes of the U.S. Holder’s Units in the merger generally is subject to United States federal income tax at a maximum rate of 25% on certain real estate recapture income that the U.S. Holder would have recognized if NLP had sold all of its assets for their fair market value.

Limitations on Deductibility of Losses by U.S. Holders

A U.S. Holder’s ability to deduct the U.S. Holder’s allocable share of NLP’s losses is limited to the tax basis in the U.S. Holder’s Units and, in the case of a U.S. Holder that is an individual, estate, trust, or C corporation (if more than 50% of the value of the corporation’s stock is owned directly or indirectly by or for five or fewer individuals or certain tax-exempt organizations) to the amount for which the U.S. Holder is considered to be “at risk” with respect to NLP’s activities, if that amount is less than its tax basis. These rules generally apply at the partner or shareholder level if the U.S. Holder is a partnership or S corporation, respectively. A U.S. Holder subject to these limitations must recapture losses deducted in previous years to the extent that distributions cause the U.S. Holder’s at-risk amount to be less than zero at the end of any taxable year. Losses disallowed to a U.S. Holder or recaptured as a result of these limitations will carry forward and will be allowable as a deduction to the extent that the U.S. Holder’s at-risk amount is subsequently increased, provided such losses do not exceed the U.S. Holder’s tax basis in the U.S. Holder’s Units. Upon the taxable disposition of a Unit, any gain recognized by a U.S. Holder can be offset by losses that were previously suspended by the at-risk limitation but may not be offset by losses suspended by the tax basis limitation. Any loss previously suspended by the at-risk limitation in excess of that gain would no longer be utilizable.

In general, a U.S. Holder is at risk to the extent of the tax basis of the U.S. Holder’s Units, excluding any portion of that tax basis attributable to the U.S. Holder’s share of NLP’s nonrecourse liabilities, reduced by (i) any portion of the tax basis representing amounts otherwise protected against loss because of a guarantee, stop loss agreement or other similar arrangement and (ii) any amount of money the U.S. Holder borrows to acquire or hold the U.S. Holder’s Units, if the lender of those borrowed funds owns an interest in NLP, is related to the U.S. Holder, or can look only to the Units for repayment. A U.S. Holder’s at-risk amount increases or decreases as the tax basis of the U.S. Holder’s Units increases or decreases, other than as a result of increases or decreases in the U.S. Holder’s share of NLP’s nonrecourse liabilities.

In addition to the tax basis and at-risk limitations on the deductibility of losses, the passive loss limitations generally provide that individuals, estates, trusts, and certain closely-held corporations and personal service corporations can deduct losses from passive activities (which are generally trade or business activities in which the taxpayer does not materially participate) only to the extent of the taxpayer’s income from those passive activities. The passive loss limitations are applied separately with respect to each publicly traded partnership. Consequently, in some circumstances, a U.S. Holder may have suspended passive activity losses attributable to the U.S. Holder’s allocations of income and loss from NLP. As a result of the U.S. Holder’s disposition of the U.S. Holder’s entire interest in NLP pursuant to the merger, the U.S. Holder generally will be entitled to deduct any suspended passive activity losses in full. However, the passive loss limitations are applied after other applicable limitations on deductions, including the at-risk rules and the tax basis limitations which may otherwise prevent the deduction of the passive activity losses.

Tax to U.S. Holders on Net Investment Income

U.S. Holders that are individuals, estates or certain trusts are required to pay a 3.8% tax on net investment income equal to the lesser of (i) the U.S. Holder’s “net investment income” in the case of an individual, or undistributed “net investment income” in the case of an estate or trust, in each case for the relevant taxable year and (ii) the excess of the U.S. Holder’s modified adjusted gross income in the case of an individual, or adjusted gross income in the case of an estate or trust, in each case for the relevant taxable year over a certain threshold (which in the case of individuals is between $125,000 and $250,000, depending on the individual’s circumstances). Net investment income generally includes interest, dividends and capital gains, unless such income or gain is derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities) and other income from passive activities. A U.S. Holder that is an individual, trust or estate should consult the U.S. Holder’s tax advisor regarding the applicability of the tax on net investment income to the income from the Merger Consideration received in exchange for Units.

Non-U.S. Holders of Units

A Non-U.S. Holder that receives the Merger Consideration in exchange for Non-U.S. Holder’s Units will be subject to United States federal income tax on any gain realized from the sale or disposition of the Units to the extent the gain is effectively connected with a United States trade or business of the Non-U.S. Holder. Under a ruling published by the IRS, interpreting the scope of “effectively connected income,” a Non-U.S. Holder of NLP is considered to be engaged in a trade or business in the United States by virtue of the United States activities of NLP, and part or all of the Non-U.S. Holder’s gain will be effectively connected with that Non-U.S. Holder’s indirect United States trade or business. Moreover, under the Foreign Investment in Real Property Tax Act, a Non-U.S. Holder generally is subject to United States federal income tax upon the sale or disposition of a Unit if (i) the Non-U.S. Holder owned (directly or constructively, applying certain attribution rules) more than 5% of Units at any time during the five-year period ending on the date of the disposition and (ii) 50% or more of the fair market value of all of NLP’s assets consisted of United States real property interests at any time during the shorter of the period during which the Non-U.S. Holder held the Units or the 5-year period ending on the date of disposition. Currently, more than 50% of NLP’s assets consist of United States real property interests. Therefore, Non-U.S. Holders may be subject to United States federal income tax on their gain resulting from the merger.

Backup Withholding and Information Reporting

Payment of the cash consideration with respect to the merger may be subject to information reporting and backup withholding at the applicable rate (currently 28%), unless the holder of Units properly certifies the Unitholder’s taxpayer identification number or otherwise establishes an exemption from backup withholding and complies with all other applicable requirements of the backup withholding rules. These requirements will be set forth in the letter of transmittal to the Unitholders that will also contain instructions for effecting the surrender of all Unit certificates and Units represented by book-entry in exchange for the Merger Consideration and should be carefully reviewed by each Unitholder of NLP. Backup withholding is not an additional tax. Any amounts so withheld may be allowed as a refund or a credit against such Unitholder’s United States federal income tax liability, if any, provided that the required information is properly and timely furnished to the IRS.

Tax Consequences to Managing GP, NLP and the 13E-3 Filing Persons

The Nichols and Lavin Limited Partners will not receive any Merger Consideration and will retain their Units after the merger.  As a result, the merger generally will not be a taxable transaction for the Nichols and Lavin Limited Partners.  Managing GP and Parent will not receive any Merger Consideration and will not own any Units after the merger.  Consequently, the merger will not result in any tax consequences to Managing GP or Parent.  NLP will not recognize any gain or loss as a result of the merger.  Because NLP is treated as a partnership for income tax purposes, NLP allocates any losses it recognizes to its partners and cannot retain any tax benefits (such as net operating losses) that could be used by the Nichols and Lavin Limited Partners after the merger.

Structure and Steps of the Merger

The effective time of the merger will not occur until after the conditions of the Merger Agreement have been satisfied.  See “THE MERGER AGREEMENT - Conditions to Completion of the Merger.”  One condition to closing of the merger under the Merger Agreement is that the Court has issued its final approval of the Settlement Agreement.  Therefore, before the merger will become effective, the conditions of the Settlement Agreement must also be satisfied. See “THE SETTLEMENT AGREEMENT – Conditions of the Settlement Agreement.”  One of the conditions to the Settlement Agreement is that the Court has entered the Order and Final Judgment approving the terms of the Settlement Agreement.

On April 24, 2014, the Final Settlement Hearing was held by the Court.  At such Final Settlement Hearing, no objections to the Settlement Agreement or the transactions contemplated thereby were made, and the Court entered the Order and Final Judgment, pursuant to which the Court:

•
permanently certified a non-opt out Class pursuant to Kentucky Rule of Civil Procedure 23 and designated Plaintiffs in the Kentucky Action as the class representatives with Plaintiffs’ counsel as Class counsel;

•	determined that the requirements of the rules of the Court and due process have been satisfied;

•
determined that settlement of the Actions on the terms and conditions provided for in the Settlement Agreement is fair, reasonable and adequate, and in the best interests of the Class and approved the settlement;

•	dismissed with prejudice in its entirety the Kentucky Action;

•	approved the grant of the Releases;

•
permanently barred and enjoined Plaintiffs and all members of the Class from instituting, commencing or prosecuting any of the settled claims against any of the parties that are released pursuant to the Releases; and

•
granted the application of Plaintiffs’ counsel’s petition for fees (aggregating $2,220,446 or approximately $0.53 per Unit) and reimbursement of expenses (aggregating $123,930 or approximately $0.03 per Unit) and an incentive award to the named plaintiffs in the Actions (aggregating $50,000 or approximately $0.01 per Unit).

The effective time of the merger will not occur until such time as the Order and Final Judgment and each order dismissing the Actions are finally affirmed on appeal or such orders are not being subject to appeal by lapse of time or otherwise.  Additionally, in no event may the merger become effective earlier than 20 days after this Information Statement is first sent to our Unitholders.  Generally, if there are no appeals filed to the Order and Final Judgment or orders dismissing the Actions, then each such order will become final and no longer be subject to appeal after expiration of thirty (30) days following the date of entry of the respective order.  Assuming no appeal is filed to the Order and Final Judgment or any order dismissing the Actions, NLP expects to satisfy the conditions to closing of the Merger Agreement and the effective time of the merger to occur in June 2014, although there can be no assurance that it will occur on such date.

If the conditions of the Settlement Agreement and the Merger Agreement are satisfied (or waived), then at or prior to the effective time of the merger, Parent and Merger Sub, or their affiliates, will pay the aggregate Merger Consideration to be paid to the Unitholders (other than the Nichols and Lavin Limited Partners) to Wells Fargo Shareowner Services, as paying agent.  At the effective time of the merger, Merger Sub will be merged with and into NLP, with NLP continuing as the Surviving Entity and the outstanding membership interests of Merger Sub will automatically be cancelled and cease to exist.  When the merger is completed, each Unit (other than Units owned by the Nichols and Lavin Limited Partners) will be cancelled and will be converted into the right to receive the Merger Consideration, in cash.  In the merger, the Nichols and Lavin Limited Partners’ Units will remain issued and outstanding.

As soon as reasonably practicable after the effective time of the merger, and in any event no later than thirty (30) days following the effective time of the merger, NLP will instruct the paying agent to mail to each record holder of Units (excluding the Nichols and Lavin Limited Partners), a letter of transmittal and instructions for use in effecting the surrender of Units for payment, in cash, of the Merger Consideration.

The Merger

Merger Sub will merge with and into NLP, with NLP continuing as the Surviving Entity.  For a detailed description of the Merger Agreement, see “THE MERGER AGREEMENT” beginning on page 64.  In the merger, at the effective time:

For Partnership Units:

•
Each NLP Unit issued and outstanding immediately prior to the effective time of the merger (other than Units held by the Nichols and Lavin Limited Partners) will be cancelled and converted into the right to receive a cash payment equal to the Merger Consideration;

•	Each Unit that is held by the Nichols and Lavin Limited Partners immediately prior to the effective time of the merger will remain issued and outstanding; and

•	All of the outstanding membership interests of Merger Sub shall be cancelled and shall cease to exist.

For Phantom Units:

•
Immediately prior to the effective time of the merger, the compensation deferred by each non-employee member of the Board of Directors and represented by phantom units pursuant to the Director Plan will be issued to such non-employee member of the Board of Directors as Units and will be converted automatically into and thereafter represent the right to receive the Merger Consideration; and

•
The compensation deferred by each officer of Managing GP and represented by phantom units pursuant to the Officer Plan will remain deferred pursuant to the Officer Plan, will not be converted to Units at the effective time of the merger and will remain subject to the terms of the Officer Plan.

Financing of the Merger

The total amount of funds necessary to consummate the merger is anticipated to be approximately $41.6 million, consisting of (1) approximately $36.7 million to fund the payment of the aggregate Merger Consideration payable to the Unaffiliated Holders; (2) approximately $754,977 to fund the Merger Consideration payable for deferred compensation previously represented by phantom units; (3) approximately $2.4 million to pay fees and expenses of Plaintiffs’ counsel and the incentive award to the Plaintiffs in the Actions; and (4) approximately $1.745 million to pay transaction fees and expenses.  See “SPECIAL FACTORS - Estimated Fees & Expenses.”  At or prior to the effective time of the merger, Parent and Merger Sub, or their affiliates, will deposit with Wells Fargo Shareowner Services, as paying agent, the funds necessary to pay the aggregate Merger Consideration.  The paying agent will hold such consideration in trust pending disbursement as provided in the Merger Agreement.

Parent’s and Merger Sub’s obligations to consummate the merger are not subject to any financing conditions or contingencies.  Parent and Merger Sub expect that the funds necessary to consummate the merger and related transactions will be funded from a variety of sources including available cash and various debt financings.

It is expected that up to $4 million, in cash, will be available from Messrs. Nichols and Lavin (or their affiliates).  Additionally, it is expected that approximately $6 to $10 million will be available as a result of NLP increasing the maximum availability under its existing line of credit provided by PNC Bank National Association (“PNC Bank”) from $10 million to $16 million on substantially the same terms as currently provided to NLP under the existing line of credit.  The exact amount of funds that may be drawn on the line of credit to pay Merger Consideration will depend upon the amount outstanding under the increased line of credit at the time the Merger Consideration is to be paid.  NLP has not received a written commitment from PNC Bank to increase the availability under the line of credit but has been in discussions with PNC Bank regarding such an increase.  The interest rate under the existing line of credit is LIBOR plus 2.50% per annum.  The existing line of credit is collateralized by a mortgage in favor of PNC Bank on NLP's property known as “NTS Center.”  The existing loan agreement also contains various negative covenants prohibiting further encumbrances on, or sales of, the following NLP real properties: NTS Center, Peachtree Corporate Center, Bed, Bath & Beyond and Springs Station.  In connection with the increase in the line of credit, it is expected that these negative covenants would also extend to NLP’s real property Clarke American.  The maturity date of the existing line of credit is September 30, 2014.  In connection with the anticipated increase in the principal amount of the line of credit, it is expected that the maturity date of the line of credit would be extended to September 30, 2015.

Further, it is expected that seven or more NLP properties will be refinanced or further leveraged by loans from various lenders.  It is expected that these loans will provide NLP up to $36 million in available cash.  The loans will be collateralized by mortgages on the respective properties.  The anticipated term of such loans is expected to be no less than seven years, and it is expected that the loans will be provided at rates of interest ranging from 4.2% to 5.75% per annum with 30-year amortization schedules.  Additionally, in connection with these loans, it is anticipated that Mr. Nichols may be required to issue certain personal guarantees pursuant to which Mr. Nichols would guaranty losses (if any) incurred by the lender(s) as a result of the borrower’s failure to perform certain covenants expected to be contained in the loan agreements.  Under such guarantees, in the event of an occurrence of certain covenant breaches, Mr. Nichols could be liable for the full value of the respective loan.

There are currently no plans or arrangements to refinance, prepay or repay any of the above anticipated loans.  Additionally, Parent, Merger Sub and their affiliates have discussed alternate financing with other sources and expect that if any of the above loans are not available, they can obtain the required funds from such other alternate sources which may necessitate a pledge of their Units or other collateral.  All discussions with alternate financing sources have been preliminary in nature and there are no commitments or assurances from such alternate financing sources.

At this time there are no written commitments or definitive loan documents evidencing any of the above financings.  Accordingly, actual terms of any financings may differ from those described above.  In additional, Parent, Merger Sub or their affiliates may obtain financing from different sources in amounts and on terms that may vary from those described herein.

If Parent or Merger Sub is unable to secure sufficient financing to consummate the merger transactions, it is anticipated that NLP would declare a default under the Merger Agreement and pursue all of its rights and remedies (including claims for damages or specific performance) against Parent, Merger Sub and their respective affiliates.

Estimated Fees and Expenses

Under the terms of the Merger Agreement, all expenses will be borne by the party incurring such expenses and expenses associated with the preparation, printing, filing and mailing of this Information Statement and the Schedule 13E-3 and any amendments or supplements thereto will be borne equally by the Partnership Parties and the Parent Parties.

Centerboard Securities has provided certain financial advisory services to the Special Committee (in connection with the Original Merger Agreement) and the Board of Directors (in connection with the Merger Agreement).  NLP will pay Centerboard Securities compensation for their services and NLP has agreed to reimburse Centerboard Securities for all reasonable out-of-pocket expenses incurred by them, including certain reasonable fees and expenses of legal counsel, and to indemnify Centerboard Securities against certain liabilities and expenses in connection with their engagement, including certain liabilities under the federal securities laws.  See “SPECIAL FACTORS - Opinion of Financial Advisor” for more information about Centerboard Securities’ compensation.

NLP has appointed Rita K. Martin, NLP’s Manager of Investor Services, as an information agent, and Wells Fargo Shareowner Services, as the paying agent, in connection with the merger.  Ms. Martin may contact Unitholders by mail, telephone, facsimile, e-mail and personal interview and may request banks, brokers, dealers and other nominee Unitholders to forward materials relating to the merger to beneficial owners.

Ms. Martin will act as an information agent in connection with the merger in her capacity as Manager of Investor Services, and will not receive additional compensation for her services.  NLP will pay the paying agent reasonable and customary compensation for its services in connection with the merger, plus reimbursement for out-of-pocket expenses, and will indemnify the paying agent against certain liabilities and expenses in connection therewith, including certain liabilities under federal securities laws.  Brokers, dealers, commercial banks and trust companies will be reimbursed by NLP for customary handling and mailing expenses incurred by them in forwarding material to their customers.

The following is an estimate of fees and expenses to be incurred by NLP, or in certain circumstances described above, by the Parent Parties, in connection with the merger:

(In thousands)
Legal	$928
Financial Advisors*	$708
Accounting	$25
Printing and Mailing**	$24
SEC Filing Fees**	$5
Paying Agent	$35
Information Agent	$10
Miscellaneous	$10
Total	$1,745

*
Consisting of fees paid or payable to Centerboard Securities of approximately $653,000.  For more information regarding fees paid or payable to Centerboard Securities, see “SPECIAL FACTORS - Opinion of Financial Advisor.”

**	Consisting of fees borne equally by the Partnership Parties and the Parent Parties.

Certain Legal Matters

Certain Litigation

On January 27, 2013, we received notice that Stephen Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452 (the “Kentucky Action”), a putative Unitholder class action lawsuit, was filed on January 25, 2013 in Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”) against us, each of the members of the Board of Directors, Managing GP, NTS Realty Partners, LLC, Parent and Merger Sub alleging, among other things, that the Board of Directors breached fiduciary duties to our Unitholders in connection with the Board of Directors’ approval of the Original Merger Agreement.

On February 12, 2013, we received notice that R. Jay Tejera v. NTS Realty Holdings LP et al., Civil Action No. 8302-VCP, another putative Unitholder class action lawsuit, was filed on February 12, 2013 in the Court of Chancery in the State of Delaware against us, each of the members of the Board of Directors, Parent and Managing GP, alleging, among other things, that the Board of Directors breached fiduciary duties to our Unitholders in connection with the Board of Directors’ approval of the Original Merger Agreement.

On February 15, 2013, we received notice that  Gerald A. Wells v. NTS Realty Holdings LP et al., a Civil Action No. 8322-VCP, a third putative Unitholder class action lawsuit, was filed on February 15, 2013 in the Court of Chancery of the State of Delaware against us, each of the members of the Board of Directors, Parent, Merger Sub and Managing GP, alleging, among other things, that the Board of Directors breached fiduciary duties to our Unitholders in connection with the Board of Directors’ approval of the Original Merger Agreement.

On March 13, 2013, plaintiffs, Stephen and Sharon Dannis, filed an amended complaint in the Kentucky Action and withdrew its request for a preliminary injunction.

On March 19, 2013, the Delaware Court consolidated the Tejera and Wells actions under the consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. CA. No. 8302-VCP (the “Delaware Action,” and together with the Kentucky Action, the “Actions”) and appointed the law firms of Rigrodsky & Long, P.A. and Wohl & Fruchter LLP as Co-Lead Counsel for plaintiffs in the Delaware Action.

After counsel for plaintiff Tejera advised of his intention to join in prosecution of the Kentucky Action and plaintiffs, Tejera and Stephen and Sharon Dannis, tendered a proposed Second Amended Complaint on May 24, 2013, the parties submitted an agreed order on May 31, 2013, allowing plaintiffs to file a Second Amended Complaint, which order was entered June 7, 2013.  In contemplation of plaintiff, Tejera, joining in the prosecution of the Kentucky Action, all parties stipulated to dismissal of his claims in the Delaware Action, which stipulation was approved by the Delaware Court on June 12, 2013.  Plaintiffs Tejera and Stephen and Sharon Dannis thereupon served their Second Amended Class Action Complaint on June 13, 2013 and the defendants thereafter filed their motions to dismiss the Kentucky Action.

In early July 2013, the defendants proposed that the parties meet to discuss a possible resolution of the Actions, and the plaintiffs in the Actions agreed to do so following receipt of detailed financial information and other discovery and an opportunity to fully review and analyze such discovery.

Plaintiffs engaged a national real estate advisory firm to obtain comparable sales data for each property in the NLP portfolio and operating expense data for each market and retained a valuation expert who utilized the comparable property and expense data in conjunction with financial data supplied by the defendants to perform a detailed property-level valuation analysis.  On August 20-21, 2013, the parties conducted two days of in-person negotiations, with Plaintiffs’ valuation expert and representatives of the Special Committee’s financial advisor, Centerboard Securities, and continued to discuss settlement over the following weeks.  The parties’ settlement negotiations were unsuccessful and certain defendants issued notice to resume briefing of motions to dismiss.

Counsel for the parties appeared at a status conference before the Court on September 13, 2013, met in person after such conference to further discuss settlement, and conducted additional settlement discussions by telephone thereafter, which concluded unsuccessfully in late September 2013.

The Original Merger Agreement provided that either the Special Committee or the Parent Parties could terminate such agreement if the Original Merger was not consummated by September 30, 2013, and on October 18, 2013, the Special Committee delivered notice to the Parent Parties terminating the Original Merger Agreement.

The parties resumed settlement discussions in early November 2013.  As a result of these discussions, subject to plaintiffs completing additional discovery and the parties negotiating definitive documentation, the parties reached an agreement in principle to settle for total per Unit merger consideration of $9.25 in cash (less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the Actions, as awarded by the Court).

On February 4, 2014, we, together with the other defendants in the Kentucky Action, entered into a Stipulation and Agreement of Compromise, Settlement and Release (the “Settlement Agreement”) with Plaintiffs.  On February 5, 2014, the Court granted its preliminary approval of the Settlement Agreement.  Subject to satisfaction of the conditions set forth in the Settlement Agreement, the Settlement Agreement provides for the full and complete compromise, settlement, release and dismissal of the Kentucky Action as well as the Delaware Action.

Under the Settlement Agreement, and pursuant to the Merger Agreement which is an exhibit to the Settlement Agreement and a part thereof, it is expected that: (i) Merger Sub will merge with and into NLP pursuant to the terms of the Merger Agreement; and (ii) as consideration for the settlement and release of the claims asserted in the Actions, at the closing of the merger, all of our outstanding Units (other than those Units owned by the Nichols and Lavin Limited Partners) will be cancelled and converted automatically into the right to receive, in cash, the Merger Consideration.  The cash payment will not be due or owing under the Settlement Agreement, however, until, among other things:

•	the Court has finally certified the settlement class (which certification was made by the Court in the Order and Final Judgment);

•
the Court, after holding the Final Settlement Hearing, has entered the Order and Final Judgment approving the material terms of the Settlement Agreement and such order shall have become final and no longer be subject to appeal (the Court entered the Order and Final Judgment on April 24, 2014 and it will become final and no longer be subject to appeal upon the later of: (i) expiration of the time for filing an appeal of such order; (ii) the date of final affirmance of such order on any appeal; and (iii) the final dismissal of any appeal);

•	the Court has approved the Releases (the Court approved the Releases in the Order and Final Judgment);

•
orders dismissing the Actions with prejudice have become final and are no longer subject to appeal (the Order and Final Judgment entered on April 24, 2014 dismissed with prejudice the Kentucky Action and a stipulation and order to dismiss the Delaware Action with prejudice is expected to be filed by Plaintiffs in the Delaware Action on or before May 1, 2014; each respective dismissal order will become final and no longer be subject to appeal upon the later of: (i) expiration of the time for filing an appeal of such order; (ii) the date of final affirmance of such order on any appeal; and (iii) the final dismissal of any appeal); and

•	the merger has become effective (the merger will become effective at the effective time).

The terms of the Settlement Agreement are more fully summarized herein under the section, “THE SETTLEMENT AGREEMENT.”

The obligations of the Partnership Parties and the Parent Parties to effect the merger are subject to the requirement that no order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition enacted or promulgated by any governmental entity restraining, enjoining or otherwise prohibiting the consummation of the merger shall be in effect at or prior to the effective time.  Further, in the event that the litigation summarized above results in an order enjoining or otherwise prohibiting the consummation of the merger and such injunction, other legal restraint or order shall have become final and non-appealable, then both the Partnership Parties and the Parent Parties will have the right to terminate the Merger Agreement as a result of the litigation.

Provisions for Unaffiliated Holders

No provision has been made to grant NLP’s Unaffiliated Holders access to the partnership files of NLP or any other party to the merger or to obtain counsel or appraisal services at the expense of NLP or any other such party.

Appraisal Rights of Unitholders

If the merger is consummated, our Unitholders will not be entitled to appraisal rights under Delaware law or the Partnership Agreement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This Information Statement, including information included or incorporated by reference in this document, contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of NLP, as well as certain information relating to the merger, including, without limitation, statements preceded by, followed by or that include the words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should” or “will,” or the negative of those and other comparable words.  We believe it is important to communicate management’s expectations to NLP’s limited partners.  However, there may be events in the future that we are not able to accurately predict or over which we have no control.  The risk factors listed in our Annual Report on Form 10-K for the year ended December 31, 2013, as well as any other cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause NLP’s actual results to differ materially from the expectations we describe in our forward-looking statements.  You should be aware that the occurrence of the events described in these risk factors and elsewhere in this Information Statement could have a material adverse effect on NLP’s business, operating results and financial condition.  Examples of these risks include:

•
with respect to the merger: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the failure of required conditions to close the merger; (2) the outcome of any legal proceedings that have been or may be instituted against NLP and others; (3) the inability to obtain Court approval of the Settlement Agreement or the failure to satisfy other conditions to completion of the merger; (4) risks that the proposed transaction disrupts current plans and operations; (5) the performance of Parent, Merger Sub and the Nichols and Lavin Limited Partners and (6) the amount of the costs, fees, expenses and charges related to the merger;

•	the ability of NLP to pay distributions to its Unitholders;

•	potential reforms to Fannie Mae and Freddie Mac could adversely affect NLP’s performance;

•	resolution of potential future legal claims;

•	the general economic conditions in the United States of America;

•	the effects of climate change;

•	competition for acquisitions that may result in increased prices for properties;

•	losses at NLP’s properties that are not covered by insurance;

•	risks associated with real estate assets and the real estate industry in general, including:

•	local oversupply, increased competition or reduction in demand for office, business centers or multifamily properties;

•	inability to collect rent from tenants;

•	vacancies or NLP’s inability to rent space on favorable terms;

•	increased operating costs, including insurance premiums, utilities and real estate taxes;

•	costs of complying with changes in governmental regulations;

•	the relative illiquidity of real estate investments;

•	changing market demographics; and

•	NLP’s inability to acquire and finance properties on favorable terms.

•	significant competition may decrease the occupancy and rental rates of NLP’s properties;

•	NLP’s debt level reduces cash available for distribution and could expose NLP to the risk of default under its debt obligations;

•	potential costs related to government regulation and private litigation over environmental matters;

•	NLP may incur significant costs complying with other regulations, such as state and local fire and life safety requirements;

•	risks associated with investments in properties through joint ventures or as tenants in common;

•	NLP’s dependence upon the economic climates of its markets—Atlanta, Ft. Lauderdale, Indianapolis, Lexington, Louisville, Memphis, Nashville, Orlando and Richmond;

•	the completion of potential material acquisitions may require debt and/or equity financing which may not be available to NLP on commercially favorable terms, or at all;

•	covenants related to NLP’s indebtedness limit NLP’s operational flexibility; and

•
the other factors described in NLP’s Form 10-K for the fiscal year ended December 31, 2013, including under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

We disclaim any obligation to update or revise the forward-looking statements contained herein, except as otherwise required by applicable federal securities laws.  The Transaction Statement on Schedule 13E-3 filed with the SEC with respect to the proposed merger (the “Schedule 13E-3”) will be amended to report any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

THE SETTLEMENT AGREEMENT

Below is a summary of the material terms of the Settlement Agreement.  Although we believe that this description covers the material terms of the Settlement Agreement, it may not contain all the information that is important to you and is qualified in its entirety by reference to the Settlement Agreement, a copy of which is attached hereto as Annex B to this Information Statement and is incorporated herein by reference.

Purpose of the Settlement Agreement

The Stipulation and Agreement of Compromise, Settlement and Release dated as of February 4, 2014 (the “Settlement Agreement”) is important because the merger is being undertaken in accordance with the terms of the Settlement Agreement.  The Settlement Agreement was entered into among NLP, Parent, Merger Sub, and all members of the Board of Directors (collectively, the “Defendants”) and the named plaintiffs, on behalf of the Class consisting of all record holders and beneficial owners of Units, in the matter Stephen J. Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452, pending in Jefferson County Circuit Court of the Commonwealth of Kentucky.  The Court granted its preliminary approval of the Settlement Agreement on February 5, 2014.

The Settlement Agreement provides, subject to satisfaction of the conditions set forth therein, for the full and complete compromise, settlement, release and dismissal of the Kentucky Action as well as the Delaware Action.

Terms of the Settlement Agreement

Under the Settlement Agreement, it is expected that: (1) Merger Sub will merge with and into NLP pursuant to the terms of the Merger Agreement; and (2) as consideration for the settlement and release of the claims asserted in the Actions, at the closing of the merger, all of our Units, other than those Units owned by the Nichols and Lavin Limited Partners, will be cancelled and converted automatically into the right to receive a cash payment equal to (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the Actions, as awarded by the Court.  At the Final Settlement Hearing held by the Court on April 24, 2014, the Court awarded fees and expenses to Plaintiffs’ counsel and an incentive award to the Plaintiffs totaling approximately $0.57 per Unit.  Therefore, the Merger Consideration is equal to $8.68 per Unit.

Upon consummation of the merger, Merger Sub will merge with and into NLP, with NLP being the surviving entity and all of the outstanding membership interests of Merger Sub will be automatically cancelled and shall cease to exist.  As a result of the merger, NLP will become a private company that is wholly-owned by the Nichols and Lavin Limited Partners.  The Merger Consideration will not be due or owing under the Settlement Agreement, until the conditions of the Settlement Agreement (described below) have been satisfied.  See “THE SETTLEMENT AGREEMENT – Conditions of the Settlement Agreement.”

Parent and Merger Sub, or their affiliates, shall pay the aggregate Merger Consideration payable to the Unitholders (other than the Nichols and Lavin Limited Partners) to Wells Fargo Shareowner Services, as paying agent, at or prior to the effective time of the merger.  The paying agent shall hold such consideration in trust pending disbursement as provided in the Merger Agreement. The Merger Consideration will not be due or owing under the Settlement Agreement, however, until, among other things:

•	the Court has finally certified the settlement class (which certification was made by the Court in the Order and Final Judgment);

•
the Court, after holding the Final Settlement Hearing, has entered the Order and Final Judgment approving the material terms of the Settlement Agreement and such order shall have become final and no longer be subject to appeal (the Court entered the Order and Final Judgment on April 24, 2014 and it will become final and no longer be subject to appeal upon the later of: (i) expiration of the time for filing an appeal of such order; (ii) the date of final affirmance of such order on any appeal; and (iii) the final dismissal of any appeal);

•	the Court has approved the Releases (the Court approved the Releases in the Order and Final Judgment);

•
orders dismissing the Actions with prejudice have become final and are no longer subject to appeal (the Order and Final Judgment entered on April 24, 2014 dismissed with prejudice the Kentucky Action and a stipulation and order to dismiss the Delaware Action with prejudice is expected to be filed by Plaintiffs in the Delaware Action on or before May 1, 2014; each respective dismissal order will become final and no longer be subject to appeal upon the later of: (i) expiration of the time for filing an appeal of such order; (ii) the date of final affirmance of such order on any appeal; and (iii) the final dismissal of any appeal); and

•	the merger has become effective (the merger will become effective at the effective time).

Conditions of the Settlement Agreement

The Settlement Agreement is conditioned upon the fulfillment of the following conditions:

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Plaintiffs having determined, following completion of confirmatory discovery, that the Settlement Agreement is fair, reasonable and adequate to them and the members of the Class (Plaintiffs made this determination on February 6, 2014);

•	Plaintiffs having approved the form of the final Information Statement to be issued by us (Plaintiffs have approved this Information Statement);

•	the Nichols and Lavin Limited Partners voting in favor of the merger (the Nichols and Lavin Limited Partners executed the Consent voting in favor of the merger);

•	the merger being approved by the affirmative vote of holders of a majority of our outstanding Units (this vote was obtained pursuant to the Consent);

•
dismissal with prejudice of the Actions (the Order and Final Judgment entered on April 24, 2014 dismissed with prejudice the Kentucky Action and a stipulation and order to dismiss the Delaware Action with prejudice is expected to be filed by Plaintiffs in the Delaware Action on or before May 1, 2014);

•
the entry of the Order and Final Judgment in the Kentucky Action approving the Settlement Agreement and providing the dismissal with prejudice of the Kentucky Action and approving the grant of the Releases (the Order and Final Judgment was entered on April 24, 2014);

•
the inclusion in the Order and Final Judgment of a provision enjoining all members of the Class from asserting any of the settled claims (this provision was included in the Order and Final Judgment); and

•	the Order and Final Judgment and orders dismissing the Actions being finally affirmed on appeal or such final judgment and dismissal not being subject to appeal by lapse of time or otherwise.

Reasons for the Settlement

As result of Plaintiffs’ efforts, the Merger Consideration was increased from the Original Merger Consideration ($7.50 per Unit) to the Merger Consideration ($8.68 per Unit) plus payment of Plaintiffs’ counsel's fees and expenses and an incentive award to the Plaintiffs in the Actions.  After receiving discovery, including depositions of representatives of Centerboard Securities, Mr. Anderson and Mr. Lavin and detailed financial information concerning NLP, its operational results, and future prospects, Plaintiffs believe that the settlement consideration is an excellent result and constitutes a fair, reasonable and adequate basis upon which to resolve the claims in the Action.

In reaching its determination, Plaintiffs determined that while the Nichols and Lavin Limited Partners might ultimately be prepared to proceed with the merger at a higher price, there is a material risk that they would not, and that financial conditions could be less favorable for a transaction in the future.  Plaintiffs took into account that in the absence of a transaction, the remedies of Plaintiffs and the Class would involve pursuing litigation against the Nichols and Lavin Limited Partners and the Special Committee on the grounds that (i) ongoing payments by NLP to management companies affiliated with the Purchasers were unfair and (ii) the Special Committee had breached fiduciary duties by terminating the Original Merger Agreement.  Plaintiffs also took into account that the trading Units during the period after termination of the Original Merger Agreement was generally below $5.00 per Unit, and that the last closing price of the Units before the original offer by the Purchasers on August 31, 2012 was $3.07 per Unit.  All Defendants deny and continue to deny that they have committed or aided and abetted the commission of any unlawful or wrongful acts alleged in the Actions, and expressly maintain that they diligently and scrupulously complied with their fiduciary duties and other legal duties. Defendants have agreed to the settlement to eliminate the burden, expense and uncertainty of further litigation.

Final Settlement Hearing

In accordance with the requirements of the Settlement Agreement, the Court held the Final Settlement Hearing on April 24, 2014 at 1:00 p.m. Eastern Time.  As required by the Settlement Agreement, notice of the pendency of the Settlement Agreement and the Final Settlement Hearing was sent to all Unitholders on or before March 1, 2014. At the Final Settlement Hearing, no objections to the Settlement Agreement or the transactions contemplated thereby were made, and the Court entered the Order and Final Judgment.  See “THE SETTLEMENT AGREEMENT – Order and Final Judgment” below.

Order and Final Judgment

At the Final Settlement Hearing, the Court entered the Order and Final Judgment, pursuant to which the Court:

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permanently certified a non-opt out Class pursuant to Kentucky Rule of Civil Procedure 23 and designated Plaintiffs in the Kentucky Action as the class representatives with Plaintiffs’ counsel as Class counsel;

•	determined that the requirements of the rules of the Court and due process have been satisfied;

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determined that settlement of the Actions on the terms and conditions provided for in the Settlement Agreement is fair, reasonable and adequate, and in the best interests of the Class and approved the settlement;

•	dismissed with prejudice in its entirety the Kentucky Action;

•	approved the grant of the Releases;

•
permanently barred and enjoined Plaintiffs and all members of the Class from instituting, commencing or prosecuting any of the settled claims against any of the parties that are released pursuant to the Releases; and

•
granted Plaintiffs’ counsel’s petition for fees (aggregating $2,220,446 or approximately $0.53 per Unit) and reimbursement of expenses (aggregating $123,930 or approximately $0.03 per Unit) and an incentive award to the named plaintiffs in the Actions (aggregating $50,000 or approximately $0.01 per Unit).

Releases Provided under the Settlement Agreement

The Settlement Agreement provides that the Court’s Order and Final Judgment shall, among other things, dismiss the Actions with prejudice on the merits and grant certain Releases among the Plaintiffs, Class members and the defendants and their respective affiliates.  In particular, the Court’s Order and Final Judgment, among other things, provides:

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A full and complete dismissal with prejudice of the Kentucky Action, and the settlement and release of, and a permanent injunction barring, any claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, costs, expenses, matters and issues known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, that have been, could have been, or in the future can or might be asserted in any court, tribunal or proceeding (including but not limited to any claims arising under federal, state, foreign or common law, including the federal securities laws and any state disclosure law), by or on behalf of Plaintiffs or any member of the Class, whether individual, direct, class, derivative, representative, legal, equitable, or any other type or in any other capacity (collectively, the “Releasing Persons”) against NLP, Managing GP, NTS Realty Partners, LLC, J.D. Nichols, Brian F. Lavin, Parent, Merger Sub, NTS Development Company, NTS Management Company, Mark D. Anderson, John P. Daly, Sr., and John Lenihan, or any of their families, parent entities, controlling persons, associates, affiliates or subsidiaries and each and all of their respective past or present officers, directors, stockholders, principals, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, entities providing fairness opinions, underwriters, brokers, dealers, advisors or agents, heirs, executors, trustees, general or limited partners or partnerships, limited liability companies, members, managers, joint ventures, personal or legal representatives, estates, administrators, predecessors, successors and assigns (collectively, the “Released Persons”), which have arisen, could have arisen, arise now or hereafter out of or relating in any manner to the acts, events, facts, matters, transactions, occurrences, statements, representations, misrepresentations or omissions or any other matter whatsoever set forth in or otherwise related, directly or indirectly, to the allegations in the Actions, claims of mismanagement or self-dealing against the management of NLP, the Original Merger Agreement, the Merger Agreement, and related transactions, or disclosures made in connection therewith (including the adequacy and completeness of such disclosures) (collectively, the “Settled Claims”); however, the Settled Claims shall not include any claims to enforce the Settlement Agreement.

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The Released Persons shall be deemed to have, and by operation of the judgment shall have, fully, finally, and forever released, relinquished, and discharged Plaintiffs, each and all members of the Class, and Plaintiffs’ counsel from all claims (including unknown claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Settled Claims.

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Plaintiffs acknowledge, and the members of the Class by operation of law shall be deemed to have acknowledged, that they may discover facts in addition to or different from those now known or believed to be true by them with respect to the Settled Claims, but that it is the intention of Plaintiffs, and by operation of law the intention of the members of the Class, to completely, fully, finally and forever compromise, settle, release, discharge, extinguish, and dismiss any and all Settled Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts.  Plaintiffs acknowledge, and the members of the Class by operation of law shall be deemed to have acknowledged, that “Unknown Claims” are expressly included in the definition of “Settled Claims,” and that such inclusion was expressly bargained for and was a key element of the Settlement Agreement and was relied upon by each and all of the Released Persons in entering into the Settlement Agreement.  “Unknown Claims” means any claim that Plaintiffs or any member of the Class does not know or suspect exists in his, her or its favor at the time of the release of the Settled Claims as against the Released Persons, including without limitation those which, if known, might have affected the decision to enter into the Settlement Agreement.  With respect to any of the Settled Claims, the parties stipulate and agree that upon final approval of the Settlement Agreement, Plaintiffs shall expressly and each member of the Class shall be deemed to have, and by operation of the final order and judgment by the Court shall have, expressly waived, relinquished and released any and all provisions, rights and benefits conferred by or under Cal. Civ. Code § 1542 or any law of the United States or any state of the United

States or territory of the United States, or principle of common law, which is similar, comparable or equivalent to Cal. Civ. Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

•	Counsel for the Plaintiffs in the Delaware Action shall dismiss the Delaware Action with prejudice.

THE MERGER AGREEMENT

Below is a summary of the material terms of the Merger Agreement.  Although we believe that this description covers the material terms of the Merger Agreement, it may not contain all the information that is important to you and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Annex A to this Information Statement and incorporated herein by reference.  You should read the Merger Agreement because it, and not this Information Statement, is the legal document that governs the merger.

Structure of the Merger

At the closing of the merger, Merger Sub will merge with and into NLP and the separate limited liability company existence of Merger Sub will cease.  NLP will be the Surviving Entity in the merger and will continue to be a Delaware limited partnership after the merger.  All of the outstanding membership interests of Merger Sub will be automatically cancelled and shall cease to exist.  The certificate of limited partnership and Partnership Agreement of NLP will be the certificate of limited partnership and limited partnership agreement of the Surviving Entity.  The officers and “affiliated” directors of Managing GP immediately prior to the effective time of the merger will, from and after the effective time of the merger, be the initial directors and officers of the managing general partner of the Surviving Entity, until their respective successors are duly elected or appointed and qualified in the manner provided in the certificate of limited partnership and Partnership Agreement of the Surviving Entity or until their earlier death, resignation or removal.

Effective Time of the Merger

The closing of the merger will take place on the third business day, after the satisfaction or waiver (if permitted) of the conditions to closing (other than those conditions that by their terms are to be satisfied at the closing), unless another date is agreed to by the Parent Parties and the Partnership Parties.  The merger will become effective at the time, which we refer to as the “effective time” of the merger, when NLP files a certificate of merger with the Secretary of State of the State of Delaware or such later time as the parties agree and specify in the certificate of merger.  Assuming no appeal is filed to the Order and Final Judgment or any orders dismissing the Actions, NLP expects to satisfy the conditions to closing of the Merger Agreement and for the effective time of the merger to occur in June 2014, although there can be no assurance that we will be able to do so.

Effect of the Merger on the Units and Certain Other Securities of NLP and Merger Sub

For Limited Partnership Units:

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Each Unit issued and outstanding immediately prior to the effective time of the merger (other than Units held by the Nichols and Lavin Limited Partners) will be cancelled and converted into the right to receive a cash payment equal to the Merger Consideration;

•	Each Unit that is held by the Nichols and Lavin Limited Partners immediately prior to the effective time of the merger will remain issued and outstanding after the effective time of the merger; and

•	All of the outstanding membership interests of Merger Sub will be automatically cancelled and shall cease to exist.

For Deferred Compensation Represented by Phantom Units:

Immediately prior to the effective time of the merger:

•
the compensation deferred by each non-employee member of the Board of Directors and represented by phantom units pursuant to the Director Plan will be issued to such non-employee member of the Board of Directors as Units and will be converted automatically into and thereafter represent the right to receive the per Unit Merger Consideration; and

•
the compensation deferred by each officer of Managing GP and represented by phantom units pursuant to the Officer Plan will remain deferred pursuant to the Officer Plan, will not be converted to Units at the effective time of the merger and will remain subject to the terms of the Officer Plan.

Payment for Units in the Merger

At or prior to the effective time of the merger, the Parent Parties or their affiliates will deposit, or cause to be deposited, with Wells Fargo Shareowner Services, as paying agent, sufficient cash to pay to the Unitholders the Merger Consideration (including Units issued to the non-employee members of the Board of Directors converted from deferred compensation).  As soon as reasonably practicable after the effective time, and in any event not later than thirty (30) days following the effective time, the Surviving Entity will instruct the paying agent to mail to each record holder of Units (excluding the Nichols and Lavin Limited Partners), a letter of transmittal and instructions for use in effecting the surrender of all Unit certificates and Units represented by book-entry held by such record holder in exchange for a cash payment of the Merger Consideration, without interest, for each Unit owned.  Limited partners should not send in their Unit certificates until they receive the letter of transmittal.

If payment is to be made to a person other than the person in whose name the Unit certificate or book-entry Unit surrendered is registered, it will be a condition of payment that the certificate or book-entry Unit so surrendered be properly endorsed or otherwise in proper form for transfer and that the person requesting payment pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the certificate or book-entry Unit surrendered of the amount due to NLP limited partners under the Merger Agreement, or that such person establish to the satisfaction of the paying agent that any such taxes have been paid or are not applicable.

Any portion of the payment fund held by the paying agent not distributed to the holders of Units twelve (12) months following the effective time of the merger will be delivered to the Surviving Entity, and after such transfer, any limited partners of NLP who have not properly surrendered their Unit certificates or book-entry Units may look only to the Surviving Entity as general creditors thereof for payment of the merger consideration.  Any amount of merger consideration with respect to which Unitholders have not properly surrendered their Unit certificates or book-entry Units as of the earlier of (i) the twenty-four (24) month anniversary of the effective time of the merger or (ii) the date that is immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity shall, to the fullest extent permitted by applicable law, become the property of the Surviving Entity free and clear of any claims or interest of any person previously entitled thereto.

Representations and Warranties

The Merger Agreement contains representations and warranties of the Partnership Parties and the Parent Parties as to, among other things (and subject to specified exemptions):

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power and authority to execute and deliver the Merger Agreement and to perform its respective obligations under the Merger Agreement and to complete the transactions contemplated by the Merger Agreement;

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the absence of certain conflicts, including certain conflicts with organizational documents and law, the absence of any breach or event of default under any contract, and the absence of any required approvals other than those specified in the Merger Agreement, in each case arising out of the execution, delivery and performance of the Merger Agreement; and

•	the absence of any fees owed to brokers or investment bankers in connection with the merger, other than those specified in the Merger Agreement.

The Merger Agreement also contains representations and warranties of the Partnership Parties as to, among other things (and subject to specified exemptions):

•	valid existence and good standing with respect to the Partnership Parties;

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the capitalization of NLP and the absence of preemptive rights or other rights to purchase or acquire equity securities of any of the Partnership Parties, other than those specified in the Merger Agreement;

•	the compliance of NLP’s filings with the SEC and the compliance of NLP’s financial statements with GAAP;

•	the absence of any undisclosed indebtedness or liabilities other than those specified in the Merger Agreement;

•	the receipt of the opinion of Centerboard Securities;

•	the absence of any required approvals under state takeover or similar laws; and

•	the limit of Parent’s and Merger Sub’s representations and warranties to those set forth in the Merger Agreement.

The Merger Agreement also contains representations and warranties of Parent and Merger Sub as to, among other things (and subject to specified exemptions):

•	the valid existence and good standing of Parent and Merger Sub;

•	the ownership of Merger Sub and the absence of any previous business activities by Merger Sub other than in connection with the transactions contemplated by the Merger Agreement;

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the absence of contracts or other agreements (i) between the Parent Parties or their affiliates, on the one hand, and any member of the Parent Parties’ management or directors, on the other hand, or (ii) between the Parent Parties, on the one hand, and any other person, on the other hand, pursuant to which any Unitholder of NLP would be entitled to receive consideration different than the merger consideration or pursuant to which any Unitholder of NLP agrees to vote to adopt the Merger Agreement or the merger or agrees to vote against any alternative transaction;

•
the absence of any agreement, arrangement or understanding concerning the possible sale of the Surviving Entity, equity of the Surviving Entity or all or substantially all of the assets of the Surviving Entity after the merger has been consummated;

•	the access to information about the Partnership Parties that has been provided by the Partnership Parties; and

•	the limit of NLP’s and Managing GP’s representations and warranties to those set forth in the Merger Agreement.

Some of the representations and warranties in the Merger Agreement are qualified by materiality qualifications or a “material adverse effect” clause.  For purposes of the Merger Agreement, “material adverse effect” means, with respect to the Partnership Parties, any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences, has had or would be reasonably likely to have a material adverse effect on the business, condition (financial or otherwise) or results of operations of the Partnership Parties and the subsidiaries of NLP, taken as a whole, or on the ability of the Partnership Parties to perform their obligations under the Merger Agreement or to consummate the merger and the other transactions contemplated by the Merger Agreement.

In any case, however, a “material adverse effect” with respect to the Partnership Parties will not include:

•	facts, circumstances, events, changes, effects or occurrences:

•	generally affecting the industries in which the Partnership Parties operate;

•	generally affecting the economy or the financial or securities markets in the United States or globally (including interest rates); or

•	generally affecting regulatory or political conditions in the United States;

except, with respect to the previous three bullet-points, for any fact, circumstance, event, change, effect or occurrence that has a disproportionate effect of the Partnership Parties and the subsidiaries of NLP, taken as a whole, relative to other participants in the industries in which the Partnership Parties operate;

•	facts, circumstances, events, changes, effects or occurrences:

•	caused by compliance with the terms of the Merger Agreement (including omissions required by the Merger Agreement);

•	caused by the announcement or pendency of the merger (including litigation brought by any limited partners of NLP (on their own behalf or on behalf of NLP);

•
caused by any action taken or omitted to be taken by an officer of a Partnership Party at the direction of any of the Parent Parties or any of the Nichols and Lavin Limited Partners (except, with respect to each of J. D. Nichols and Brian F. Lavin, (1) in his capacity as part of, (2) in accordance with authority delegated to him by, or (3) as otherwise authorized by, the Board of Directors or any committee thereof);

•
changes in applicable statutes, regulations, statutory rules, orders, judgments, decrees and terms and conditions of any grant of approval, permission, authority, permit or license of any court, governmental entity, statutory body or self-regulatory authority (including the NYSE MKT) or generally accepted accounting principles after the date of the Merger Agreement;

•	a decrease in the market price of the Units;

•	any failure by the Partnership Parties to meet any internal or publicly disclosed projections, forecasts or estimates of revenue or earnings;

•	any decrease in distributions in respect of the Units;

•
geopolitical conditions, the outbreak or escalation of hostilities, any acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of the Merger Agreement; or

•	any hurricane, tornado, flood, earthquake or other natural disaster;

except, with respect to the previous two bullet-points, for any fact, circumstance, event, change, effect or occurrence that has a disproportionate effect on the Partnership Parties and the subsidiaries of NLP, taken as a whole, relative to other participants in the industries in which the Partnership Parties operate.

For purposes of the Merger Agreement, “material adverse effect” means, with respect to the Parent Parties, any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences, prevents or materially delays or materially impairs or would be reasonably likely to prevent or materially delay or materially impair the ability of Parent or Merger Sub to consummate the merger and the other transactions contemplated hereby (other than the inability of Parent to obtain the funding required to finance the merger).

Covenants and Agreements

The Merger Agreement provides that, subject to certain exceptions or as consented to in writing by Parent (whose consent may not be unreasonably withheld), during the period from the signing of the Merger Agreement to the effective time of the merger, the Partnership Parties, among other things, will abide by the following covenants and agreements:

No Solicitation

The Partnership Parties may not, and must cause their officers, directors, employees, agents and representatives (their “representatives”) not to, directly or indirectly:

•	initiate, solicit, encourage or facilitate any inquiries, proposals or offers with respect to, or the making or completion of, an alternative proposal (as defined below);

•
engage or participate in any negotiations concerning, or provide or cause to be provided any non-public information or data relating to, the Partnership Parties or any of their wholly or partially owned subsidiaries, in connection with, or have any discussions with any person relating to, an alternative proposal, or otherwise encourage or facilitate any effort or attempt to make or implement an alternative proposal, in each case, other than with the Parent Parties;

•
approve, endorse or recommend, or propose publicly to approve, endorse or recommend, or execute or enter into, any letter of intent, agreement in principle, Merger Agreement, acquisition agreement, option agreement or other similar agreement relating to any alternative proposal; or

•	resolve to propose or agree to do any of the above.

As used in the Merger Agreement, “alternative proposal” means any inquiry, proposal or offer from any person or group of persons other than the Parent Parties relating to, or that could reasonably be expected to lead to, in one transaction or a series of related transactions:

•
a merger, tender or exchange offer, consolidation, reorganization, reclassification, recapitalization, liquidation or dissolution, or other business combination involving any Partnership Party or any wholly or partially owned subsidiary of any Partnership Party;

•	the issuance by NLP of any general partner interest or any class of equity interest in NLP constituting more than 30% of such class of equity interest in NLP; or

•
the acquisition in any manner, directly or indirectly, of any general partner interest of NLP, any class of equity interest in NLP constituting more than 30% of such class of equity interest in NLP or more than 30% of the consolidated total assets of the Partnership Parties (including equity interests in any wholly or partially owned subsidiary of NLP), in each case other than the merger.

As used in the Merger Agreement, “intervening event” means a material event, change, development, effect, fact, circumstance or occurrence that was not known or reasonably foreseeable to the Board of Directors as of the date of the Merger Agreement, which becomes known prior to the receipt of the requisite approval of the Unitholders as required under the Merger Agreement and the Partnership Agreement.

Filings and Other Actions

Upon signing of the Merger Agreement, the Partnership Parties were obligated to promptly prepare and file this Information Statement. The Partnership Parties and Parent were obligated to promptly prepare and file the Schedule

13E-3 and both parties are obligated to use their commercially reasonable efforts to have this Information Statement and the Schedule 13E-3, cleared by the SEC as promptly as practicable after such filing.

Efforts to Complete the Merger

The Parent Parties and the Partnership Parties shall use their commercially reasonable efforts (subject to, and in accordance with, applicable law) to take promptly, or to cause to be taken, all actions, and to do promptly, or to cause to be done, and to assist and to cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the merger and the other transactions contemplated by the Merger Agreement including:

•
obtaining all necessary actions or nonactions, waivers, consents and approvals from governmental entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental entity;

•	obtaining all necessary consents, approvals or waivers from third parties;

•	defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the transactions contemplated thereby; and

•	executing and delivering any additional instruments reasonably necessary to consummate the transactions contemplated by the Merger Agreement.

The Partnership Parties and the Parent Parties have agreed to cooperate with each other in connection with making all filings necessary to consummate the transactions contemplated by the Merger Agreement, including providing copies of all such documents to the non-filing party and its advisors prior to filing, and to use their respective commercially reasonable efforts to furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable law in connection with the transactions contemplated by the Merger Agreement; and

The Partnership Parties shall give prompt notice to the Parent Parties, and the Parent Parties shall give prompt notice to the Partnership Parties, of:

•
the receipt of any notice or other communication in writing from any person alleging that the consent or approval of such third party is or may be required in connection with the transactions contemplated by the Merger Agreement;

•
the receipt of any notice or other communication from any governmental entity or the NYSE MKT (or any other securities market) in connection with the transactions contemplated by the Merger Agreement; or

•
the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would be reasonably likely to cause or result in any of the conditions to closing the Merger Agreement not being satisfied.

Publicity

The Partnership Parties and the Parent Parties have agreed not to issue or cause the publication of any press release or other announcement with respect to the merger, the Merger Agreement or the other transactions contemplated thereby without the prior consultation of the other parties except as may be required by applicable law or by obligations pursuant to any listing agreement with any national securities exchange.

Indemnification and Insurance

The Partnership Agreement of the Surviving Entity shall, with respect to indemnification of directors and officers, not be amended, repealed or otherwise modified after the effective time of the merger in any manner that would adversely affect the rights thereunder of the persons who at any time prior to the effective time were identified as prospective indemnitees under the Partnership Agreement in respect of actions or omissions occurring at or prior to the effective time (including the transactions contemplated by the Merger Agreement).

All rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger (including the transactions contemplated by the Merger Agreement) now existing in favor of the Indemnified Parties (as defined below) as provided in the Partnership Agreement, under applicable Delaware law, or otherwise, shall continue in full force and effect in accordance with their terms after the effective time.

For a period of five years after the effective time, Parent and Managing GP agreed to, and to cause the Surviving Entity (and its successors or assigns) to, maintain officers’ and directors’ liability insurance covering each person who is immediately prior to the effective time, or has been at any time prior to the effective time, an officer or director of any of the Partnership Parties or any of their wholly or partially owned subsidiaries and each person who immediately prior to the effective time is serving or prior to the effective time has served at the request of any of the Partnership Parties or any of their wholly or partially owned subsidiaries as a director, officer, trustee or fiduciary of another person (collectively, the “Indemnified Parties”) who are or at any time prior to the effective time were covered by the existing officers’ and directors’ liability insurance applicable to the Partnership Parties or any of their wholly or partially owned subsidiaries on terms substantially no less advantageous to the Indemnified Parties than such existing insurance with respect to acts or omissions, or alleged acts or omissions, prior to the effective time (whether claims, actions or other proceedings relating thereto are commenced, asserted or claimed before or after the effective time).  Parent and Managing GP have the right to cause coverage to be extended under such insurance by obtaining a five-year “tail” policy on terms and conditions no less advantageous than the existing insurance.

In the event Parent, Managing GP or any of their respective successors or assigns:

•	consolidates with or merges into any other person and shall not be the continuing or surviving entity in such consolidation or merger; or

•	transfers all or substantially all of its properties and assets to any person.

then and in either such case, Parent or Managing GP, as the case may be, shall cause proper provision to be made so that its successors or assigns shall assume the obligations summarized in this “Indemnification and Insurance” section.

Unitholder Litigation

The Partnership Parties have agreed to give Parent the opportunity to participate in the defense or settlement of any litigation arising out of or related to the transactions contemplated by the Merger Agreement against any of the Partnership Parties and/or their respective directors relating to the merger or any other transactions contemplated by the Merger Agreement and no such settlement shall in any event be agreed to without Parent’s consent (which shall not be unreasonably withheld, conditioned or delayed).

Delisting

NLP and Parent have agreed to cooperate and use reasonable best efforts to cause the delisting of the Units from the NYSE MKT and to terminate registration of such Units under the Exchange Act as promptly as practicable following the effective time of the merger in compliance with applicable law.

Financing

The Merger Agreement specifically provides that it shall not be a condition to the obligations of the Parent Parties to effect the merger for the Parent Parties to obtain financing to enable them to make payment of the aggregate merger consideration and the Parent Parties’ related fees and expenses or any other financing.

Section 16 Matters

Prior to the effective time of the merger, the Partnership Parties have agreed to take such steps as may be required and permitted, to cause dispositions of NLP equity securities (including derivative securities) pursuant to the transactions contemplated by the Merger Agreement by each individual who is a director or officer of Managing GP to be exempt from short-swing profits liability under the Exchange Act.

Conditions to Completion of the Merger

The obligations of the Partnership Parties and the Parent Parties to effect the merger are subject to the fulfillment (or waiver by all parties), at or prior to the effective time of the merger, of each of the following conditions:

•
the approval of the holders of a majority of the outstanding Units entitled to vote thereon voting as a class to approve the merger and the Merger Agreement must be obtained (which approval was obtained on April 15, 2014 with delivery of the Consent);

•
no order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition enacted or promulgated by any governmental entity restraining, enjoining or otherwise prohibiting the consummation of the merger shall be in effect;

•
the Court has issued its final approval of the Settlement Agreement and such approval is final and no longer subject to appeal (the Court issued its final approval by entry of the Order and Final Judgment and such Order and Final Judgment will become final and no longer be subject to appeal upon the later of: (i) expiration of the time for filing an appeal of such order; (ii) the date of final affirmance of such order on any appeal; and (iii) the final dismissal of any appeal); and

•
since the date of the Merger Agreement, there shall not have been any state of facts, event, change, effect, development, condition or occurrence (or, with respect to facts, events, changes, effects, developments, conditioning, or existing prior to the date of the Merger Agreement, any worsening thereof) that, individually or in the aggregate, has had or would reasonably be expected to have a Partnership Material Effect.

The obligations of the Partnership Parties to effect the merger are further subject to the fulfillment at or prior to the effective time of the merger of each of the following conditions, any one or more of which may be waived in whole or in part by the Partnership Parties:

•
(1) the representations and warranties of the Parent Parties as to qualification, organization, authority, no violation, and consents and approvals shall be true and correct in all respects, in each case at and as of the date of the Merger Agreement and at and as of the closing date as though made at and as of the closing date of the merger and (2) the representations and warranties of the Parent Parties set forth in the Merger Agreement (other than those referenced in clause (1) of this paragraph) shall be true and correct in all respects (disregarding any materiality or Parent material adverse effect qualifiers therein) at and as of the date of the Merger Agreement and at and as of the closing date as though made at and as of the closing date, except where any failures of such representations or warranties to be so true and correct would not have, individually or in the aggregate, a material adverse effect on Parent; provided, however, that, with respect to clauses (1) and (2) of this paragraph, representations and warranties that are made as of a particular date or period shall be true and correct (in the manner set forth in clause (1) or (2), as applicable) only as of such date or period;

•
the Parent Parties shall have performed all obligations and complied with all covenants required by the Merger Agreement to be performed or complied with by them that are qualified by materiality or a material adverse effect qualifier and shall have in all material respects performed all other obligations and complied with all other covenants required by the Merger Agreement to be performed or complied with by them; and

•
Parent shall have delivered to the Partnership Parties a certificate, dated the effective time of the merger and signed by its Chief Executive Officer or another senior executive officer, certifying to the effect that the conditions set forth in the first two bullet-points above have been satisfied.

The obligations of the Parent Parties to effect the merger are further subject to the fulfillment at or prior to the effective time of the merger of each of the following conditions, any one or more of which may be waived in whole or in part by the Parent Parties:

•
(1) the representations and warranties of the Partnership Parties as to qualification, organization, authority, no violation, and consents and approvals shall be true and correct in all respects, in each case at and as of the date of the Merger Agreement and at and as of the closing date as though made at and as of the closing date of the merger and (2) the representations and warranties of the Partnership Parties set forth in the Merger Agreement (other than those referenced in clause (1) of this paragraph) shall be true and correct in all respects (disregarding any materiality or Parent material adverse effect qualifiers therein) at and as of the date of the Merger Agreement and at and as of the closing date as though made at and as of the closing date, except where any failures of such representations or warranties to be so true and correct would not have, individually or in the aggregate, a material adverse effect on Parent; provided, however, that, with respect to clauses (1) and (2) of this paragraph, representations and warranties that are made as of a particular date or period shall be true and correct (in the manner set forth in clause (1) or (2), as applicable) only as of such date or period; provided, further, that the representations and warranties referenced in clauses (i) and (ii) shall not be deemed to be inaccurate to the extent that the Parent Parties, J. D. Nichols or Brian F. Lavin had knowledge of such inaccuracy;

•
the Partnership Parties shall have performed all obligations and complied with all covenants required by the Merger Agreement to be performed or complied with by them that are qualified by materiality or a material adverse effect qualifier and shall have in all material respects performed all other obligations and complied with all other covenants required by the Merger Agreement to be performed or complied with by them; and

•
the Partnership Parties shall have delivered to the Parent Parties a certificate, dated the effective time of the merger and signed by an executive officer of the Managing GP, certifying to the effect that the conditions set forth in the first two bullet-points above have been satisfied.

No party to the Merger Agreement may rely on the failure of any condition summarized in this section to be satisfied if such failure was caused by such party’s breach in any material respect of any provision of the Merger Agreement or failure to use commercially reasonable efforts to consummate the merger and the other transactions contemplated by the Merger Agreement.

The Merger Agreement provides that any or all of the conditions described above may be waived, in whole or in part, by the Partnership Parties or the Parent Parties, as the case may be. None of the Partnership Parties or the Parent Parties currently expect to waive any material condition to the completion of the merger. If either the Partnership Parties, on one hand, or the Parent Parties on the other hand, determines to waive any condition to the merger that would result in a material and adverse change in the terms of the merger to NLP or its Unitholders, the merger and Merger Agreement would be resubmitted to a vote or written consent of NLP’s Unitholders in connection with the waiver.

Termination

The Merger Agreement may be terminated and abandoned at any time prior to the effective time of the merger, whether before or after any approval of the matters presented in connection with the merger by the Unitholders:

•	by the mutual written consent of the Partnership Parties and the Parent Parties;

•	by either the Partnership Parties or the Parent Parties, if:

•
the merger shall not have become effective on or before September 30, 2014 and the party seeking to terminate the Merger Agreement shall not have breached its obligations under the Merger Agreement in any manner that shall have caused the failure to consummate the merger on or before September 30, 2014;

•
an injunction, other legal restraint or order of any governmental entity shall have been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the merger and such injunction, other legal restraint or order shall have become final and non-appealable; provided that the party seeking to terminate the Merger Agreement shall have complied in all material respects with its obligations summarized under “Efforts to Complete the Merger” above; or

•	the Court does not grant final approval (as such term is defined in the Settlement Agreement) of the Settlement Agreement;

•	by the Partnership Parties, if:

•
Parent Party shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Merger Agreement (including, without limitation, the Parent Parties’ failure to obtain financing sufficient to consummate the merger transaction), which breach or failure to perform: (A) would result in the failure of a condition to the Partnership Parties’ obligations to complete the merger and (B) is not capable of being satisfied or cured by September 30, 2014 or, if capable of being satisfied or cured, is not satisfied or cured by the earlier of September 30, 2014 and thirty days following written notice of such breach or failure to perform to the Parent Parties; provided that the right to terminate the Merger Agreement pursuant to the provision summarized in this paragraph shall not be available to the Partnership Parties if, at such time, a condition to the Parent Parties’ obligation to complete the merger is not capable of being satisfied; or

•	by the Parent Parties, if:

•
any Partnership Party shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Merger Agreement, which breach or failure to perform: (A) would constitute the failure of a condition to the Parent Parties’ obligations to complete the merger and (B) is not capable of being satisfied or cured by the earlier of September 30, 2014 and thirty (30) days following written notice of such breach or failure to perform to the Partnership Parties; provided that the right to terminate the Merger Agreement pursuant to the provision summarized in this paragraph shall not be available to the Parent Parties if, at such time, a condition to the Partnership Parties’ obligation to complete the merger is not capable of being satisfied.

Effect of Termination; Remedies

If the Merger Agreement is terminated in accordance with its terms, it will become null and void, and there will be no liability on the part of any of the parties, except that the provisions with respect to the payment of expenses as described below and certain other general provisions will survive, and no party will be relieved from any liability or damages arising from a knowing, willful or intentional breach of any provision of the Merger Agreement.

Specific Performance

The parties to the Merger Agreement have agreed that irreparable damage would occur in the event that any provisions of the Merger Agreement were not performed in accordance with their specific terms.  Accordingly, prior to termination of the Merger Agreement in accordance with its terms, the parties will be entitled to an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement in addition to any other remedy to which the parties are entitled at law or in equity. In connection with any request for specific performance or equitable relief by any party, each of the other parties agreed to waive any requirement for the security or posting of any bond in connection with the remedy of specific performance or equitable relief. Any actions for specific performance or equitable relief must be brought in the Delaware Chancery Court or the federal courts within the State of Delaware.

Amendments and Waivers

At any time prior to the effective time of the merger, any provision of the Merger Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Partnership Parties and the Parent Parties, or in the case of a waiver, by the party against whom the waiver is to be effective; provided, however, that after receipt of the Unitholder approvals required under the Merger Agreement, if any such amendment or waiver shall by the Partnership Agreement, applicable law or in accordance with the rules and regulations of the NYSE MKT require further approval of the Unitholders, the effectiveness of such amendment or waiver shall be subject to the approval of the Unitholders. Notwithstanding the foregoing, no failure or delay by the Partnership Parties or the Parent Parties in exercising any right under the Merger Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right under the Merger Agreement.

Recommendation

The Board of Directors, by the unanimous vote of its independent, non-employee members, has determined that the Settlement Agreement, the merger, the Merger Agreement and the transactions contemplated thereby are advisable, fair to, and in the best interests of, NLP and the Unaffiliated Holders and on terms no less favorable to NLP than those generally being provided to or available from unrelated third parties, and has unanimously recommended that NLP Unitholders vote or consent in favor of the Merger Agreement and the merger. See “SPECIAL FACTORS — Recommendation of the Board of Directors” and “— Reasons For the Recommendation of the Board of Directors.”

INFORMATION CONCERNING NLP

NLP currently owns, wholly, as a tenant in common with unaffiliated co-owners, or through joint venture investments with affiliated and unaffiliated third parties, twenty-four properties comprised of fifteen multifamily properties, seven office buildings and business centers and two retail properties.  The properties are located in and around Louisville and Lexington, Kentucky, Nashville and Memphis, Tennessee, Richmond, Virginia, Fort Lauderdale and Orlando, Florida, Indianapolis, Indiana and Atlanta, Georgia.  NLP’s Units are listed on the NYSE MKT platform under the trading symbol of “NLP.”

NLP’s mailing address is 600 North Hurstbourne Parkway, Suite 300, Louisville, Kentucky 40222, and its telephone number is (502) 426-4800.  A detailed description of NLP’s business is contained in NLP’s Annual Report on Form 10-K for the year ended December 31, 2013, which is incorporated by reference into this Information Statement and is attached to this Information Statement as Annex D.  See “ADDITIONAL INFORMATION.”

Policies With Respect To Certain Activities

The following is a discussion of certain of NLP’s investment, financing and other policies. Our policies may be amended or revised from time to time by the Board of Directors without a vote of our limited partners, but only to the extent that any such amendment or revision does not conflict with our certificate of limited partnership or Partnership Agreement.

Securities of, or Interests in, Persons Primarily Engaged in Real Estate Activities and Other Issuers. We may invest in securities (including common stock, partnership interests and any other securities) of entities engaged in real estate activities, including for the purpose of exercising control over such entities.  Our investments in securities of such entities will focus primarily on entities engaged in investment in office, multifamily and retail properties.  We may also acquire all or substantially all of the securities or assets of similar entities where these investments would be consistent with our investment policies.  In any event, we do not intend that our investments in securities will require us to register as an “Investment Company” under the Investment Company Act of 1940, as amended from time to time.  We will divest ourselves of any such securities before any registration is required.  Except for the foregoing restriction, we do not have a predetermined limit to the proportion of our assets that may be invested in entities engaged in real estate activities or similar entities where such investments would be consistent with our investment policies, nor do we have set criteria for the purchase of securities in such entities.

Joint Ventures and Wholly Owned Subsidiaries. We may enter into joint ventures, partnerships or other entities with third parties to obtain an equity interest in a particular property or properties in accordance with our investment policies.  These investments permit us to own interests in large properties without unduly restricting diversification and, therefore, add flexibility in structuring our portfolio.

Engaging in the Purchase and Sale of Investments and Investing in the Securities of Others for the Purpose of Exercising Control.  As part of our investment activities, we may acquire, own and dispose of equity or debt interests in other entities engaged in real estate activities and exercise all rights and powers granted to the owner of any such interests, including for the purpose of exercising control over these entities.

Borrowing Policy.  We may, at any time, borrow, on a secured or unsecured basis, funds to finance our business and in connection therewith execute, issue and deliver promissory notes, commercial paper, notes, debentures, bonds, first or second mortgages and other debt obligations.  We will, however, limit our borrowing to no more than seventy-five percent (75%) of the sum of: (1) the appraised value of our fully constructed properties and (2) the appraised value of our properties in the developmental stage as if those properties were completed and ninety-five percent (95%) leased.

Restrictions on Transactions with Affiliates.  Our Partnership Agreement prohibits us from engaging in a transaction with our general partners, including the officers and directors of Managing GP or persons owning or controlling one or more of any class of our outstanding voting securities (or any affiliate of such persons), except to the extent that a transaction is approved by a majority of Managing GP’s independent directors and is on terms no less favorable than those generally being provided to or available from unrelated third parties.

Repurchasing or Reacquiring Units. We may purchase or otherwise reacquire Units from any person in the open market or otherwise.

Issuance of Senior Securities. Our Partnership Agreement does not permit us to issue equity securities that are senior to the Units.

Making Loans to Non-Affiliates or Underwriting Securities of Other Issuers. We do not presently intend to make any loans to non-affiliated persons or underwrite the securities of other issuers.

Company Control.  Managing GP, as our corporate general partner, has the exclusive authority to oversee our business and affairs subject only to the restrictions in our certificate of limited partnership and Partnership Agreement.  Limited partners have the right to remove Managing GP by a vote of the holders of a majority of the Units held by our limited partners.  Managing GP is accountable to the limited partners as a fiduciary and is required to exercise good faith and integrity in conducting our affairs.

Development and Construction of Properties.  From time to time, we may renovate, construct and develop real estate assets or render services in connection with these activities.  We may be able to reduce overall purchase costs by constructing and developing property as opposed to purchasing a finished property.

Change in Policies

Managing GP, through the Board of Directors, is responsible for determining our investment, financing and other policies.  The Board of Directors reviews these policies at least annually to determine whether they are being followed and if they are in the best interests of our Unitholders.  The Board of Directors may revise or amend these policies at any time without a vote of our Unitholders, but only to the extent that any such revision or amendment does not conflict with our certificate of limited partnership or Partnership Agreement.

Employees

We do not have any paid employees. We have retained NTS Development Company and NTS Management Company to manage our properties and to oversee the acquisition or disposition of properties.

Insurance

We carry comprehensive liability, fire, extended coverage, terrorism and rental loss insurance covering all of our properties.  We believe the policy specifications and insured limits are appropriate given the relative risk of loss, the cost of the coverage, our lenders’ requirements and industry practice.  None of the entities carry insurance for generally uninsured losses such as losses from riots, war, acts of God or mold.  Some of the policies, like those covering losses due to terrorism, earthquakes and floods, are insured subject to limitations involving large deductibles or co-payments and policy limits, which may not be sufficient to cover losses.  If we experience a loss which is uninsured or which exceeds policy limits, we could lose the capital invested in the damaged property as well as the anticipated future cash flows from that property.  In addition, if the damaged property is subject to recourse indebtedness, we would continue to be liable for the indebtedness, even if it was irreparably damaged.

Competition

We compete with other entities to locate suitable properties for acquisition, purchasers for our properties and tenants to rent space at our properties.  Although our business is competitive, it is not seasonal to a material degree.  While the markets in which we compete are highly fragmented with no dominant competitors, we face substantial competition.  This competition is generally for the retention of existing tenants at lease expiration or for new tenants when vacancies occur.  There are numerous other similar types of properties located in close proximity to each of our properties.  We maintain the suitability and competitiveness of our properties primarily on the basis of effective rents, amenities and services provided to tenants.  The amount of leasable space available in any market could have a material adverse effect on our ability to rent space and on the rents charged.

DIRECTORS AND EXECUTIVE OFFICERS OF MANAGING GP

The following persons are the executive officers and directors of  Managing GP as of the date of this Information Statement.  Each executive officer will serve until the earlier of the time a successor is elected by the Board of Directors or his or her resignation or removal.  None of these persons or NLP has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), and none of these persons has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.  All of the directors and executive officers of NLP’s Managing GP are citizens of the United States and can be reached c/o NTS Realty Holdings Limited Partnership, 600 North Hurstbourne Parkway, Suite 300, Louisville, Kentucky 40222 or by telephone at (502) 426-4800.

J. D. Nichols, 72.  J. D. Nichols is Chairman of NTS Corporation, its subsidiaries and affiliates (including the Board of Directors of Managing GP).  He graduated from the University of Louisville School of Law in 1964 and conducted his undergraduate studies at the University of Kentucky with a concentration in accounting, marketing, business administration, and finance.  Mr. Nichols began his career in construction and real estate development in 1965, and since then has overseen the development of more than 8,000 acres of land and 7,000,000 square feet of office, residential, commercial, and industrial construction, throughout the southeastern United States.

Mr. Nichols is active in many civic and charitable organizations including the University of Louisville, where he served as a member of the Board of Trustees, the Executive Committee of the Board of Trustees, the Board of Overseers, and the University of Louisville Foundation.  Reflecting his commitment to quality education in Kentucky, Mr. Nichols served as Chairman of the Kentucky Council on School Performance Standards, which was charged with the responsibility for development of the academic agenda incorporated into the Kentucky Education Reform Act (“KERA”); a program which has been recognized nationally for innovation in education reform.  Mr. Nichols also served on the Steering Committee of the Kentucky Education Technology System, which was created by KERA, and charged with development of a statewide computerized information system linking Kentucky’s public schools.  He is a past member and chairman of the Council for Education Technology, a past member of both the Prichard Committee for Academic Excellence and the Partnership for Kentucky Schools, and is a lifetime member of the President’s Society of Bellarmine College.

Mr. Nichols was inducted into the Junior Achievement Kentuckiana Business Hall of Fame in 1989, is a past director and member of the Executive Committee of Greater Louisville Inc., has served on the Governor’s Council on Economic Development, the Board of Directors of both Actors Theater of Louisville and Kentucky Opera, and several other community organizations.  Mr. Nichols was a longtime member of the board of the Louisville Regional Airport Authority, serving as both vice-chairman and chairman during his tenure. He was also one of the catalysts behind the major expansion of Louisville International Airport and United Parcel Service’s (UPS) decision to expand their hub and remain in Louisville. In addition, Mr. Nichols was instrumental in the development of Metropolitan College - a program that pays for college or post-high school technical training when combined with part-time jobs at UPS.

Brian F. Lavin, 60.  Mr. Lavin has served as the president and chief executive officer of each of Managing GP and NTS Realty Partners, LLC, as well as a director of Managing GP, since their formation in 2004.  Mr. Lavin also has served as the president of NTS Corporation and NTS Development Company since June 1997 and as president of NTS Mortgage Income Fund from 1999 until its liquidation in 2012.  Mr. Lavin was a director of NTS Mortgage Income Fund from 1999 to 2008.  He is a licensed real estate broker in Kentucky and certified property manager.  Mr. Lavin is a member of the Institute of Real Estate Management, council member of the Urban Land Institute and member of the National Multi-Housing Council.  He has served on the boards of directors of the Louisville Science Center, Louisville Ballet, Greater Louisville, Inc., National Multi Housing Council, Louisville Apartment Association, Louisville Olmstead Parks Conservancy, Inc., and currently serves on the board of overseers for the University of Louisville.  Mr. Lavin has a bachelor’s degree in business administration from the University of Missouri.

Mark D. Anderson, 58.  Mr. Anderson has served as an independent director on Managing GP’s Board of Directors and as the chairperson of the audit committee since December 2004.  Mr. Anderson is the managing member of Anderson Real Estate Capital, LLC, organized by Mr. Anderson in March 2010.  Mr. Anderson’s firm provides commercial real estate consulting services and construction and permanent market commercial real estate loans to clients established during his previous twelve years as a commercial real estate banker.  From June 2003 to October 2009, Mr. Anderson was senior vice president and region manager for Integra Bank, managing their Louisville, Lexington and Indianapolis commercial real estate lending operations.  Prior to joining Integra, Mr. Anderson was vice president and market manager of U.S. Bank’s commercial real estate division in Louisville.  Mr. Anderson has originated investment commercial real estate loans in numerous states and offices under his direction have originated mortgage loans totaling in excess of $1 billion.  Mr. Anderson’s prior experience also includes six years with Paragon Group, a national real estate development and management company headquartered in Dallas, Texas, as Midwest regional controller.  Mr. Anderson graduated from Illinois State University in 1978 with a B.S. in Accounting and passed the Uniform Certified Public Accountant examination in 1979.  The principal business address of Anderson Real Estate Capital, LLC is 312 S. Fourth Street, Suite 700, Louisville, KY 40202.  The principal business address of Integra Bank during the time of Mr. Anderson’s services was 21 Southeast 3rd Street, Evansville, IN 47705.

John P. Daly, Sr., 55.  Mr. Daly has served as an independent director on Managing GP’s Board of Directors since December 2004.  Mr. Daly is Vice President and Associate General Counsel of YUM! Brands, Inc. (“Yum”), the parent of KFC, Taco Bell and Pizza Hut.  He has held this position since 2011.  From 1997 to 2010, Mr. Daly served as Corporate Counsel and Assistant Secretary of Yum.  Prior to attending law school, he earned his CPA and worked as an accountant for Ernst Whinney.  Mr. Daly serves on the board of Maryhurst in Louisville, Kentucky and is active supporting Holy Angels Academy in Louisville and Midtown Center for Boys in Chicago.  Mr. Daly holds a B.B.A. Degree in Accounting and a J.D. from the University of Notre Dame.  The principal business address of YUM! Brands, Inc. is 1900 Colonel Sanders Lane, Louisville, KY 40213.

John S. Lenihan, 57.  Mr. Lenihan has served as an independent director on Managing GP’s Board of Directors since December 2004.  He is the founder and managing partner of John Lenihan Properties (“JLP”).  Formed in 1982, JLP develops and manages industrial warehouse properties around the Louisville International Airport.  In addition, Mr. Lenihan is a licensed real estate agent, actively engaged in both residential and commercial brokerage services.  He is also founder of Lenihan / Sotheby's International Realty.  Mr. Lenihan graduated from Centre College in 1979 and in 1980 graduated from Manufacturer Hanover Trust Credit Analysis at New York University.  He also attended the University of Louisville Graduate Business School from 1992-1993.  The principal business address of JLP is P.O. Box 58, Glenview, KY, 40025.  The principal business address of Lenihan / Sotheby’s International Realty is 3803 Brownsboro Road, Louisville, KY, 40207.

Gregory A. Wells, 55.  Mr. Wells has served as the chief financial officer and executive vice president of Managing GP and as executive vice president of NTS Realty Partners, LLC since January 2005.  Mr. Wells served as chief financial officer and senior vice president of Managing GP and senior vice president of NTS Realty Partners, LLC from the time of their formation until December 2004.  He has also served as senior vice president for NTS Corporation, its subsidiaries and affiliates from July 1999 through December 2004.  Mr. Wells is currently chief financial officer and executive vice president for NTS Corporation and its subsidiaries and affiliates.  Mr. Wells served as the chief financial officer, secretary and treasurer of the NTS Mortgage Income Fund, Inc. from June 2007 until its liquidation in 2012.  Mr. Wells served as a director of the Hilliard Lyons Government Fund, Inc., served on its audit committee and was chair of the corporation’s nominating and governance committee from December 2005 to July 2010.  Mr. Wells is a certified public accountant, a member of the American Institute of Certified Public Accountants, the Virginia CPA Society, Kentucky Society of CPA’s, and Financial Executives International.  Mr. Wells holds a bachelor’s degree in business administration from George Mason University.  He currently serves on the Board of the Lincoln Heritage Boy Scout Council.  Mr. Wells previously served on the Board of Directors of The Family Place and chaired its building committee.  In 2009, Mr. Wells received a CFO of the Year Award from Business Journal Publications, Inc.  Mr. Wells was nominated to receive a 2011 CFO of the Year Award from Business Journal Publications, Inc.  Prior to joining NTS, Mr. Wells served as Senior Vice President and Chief Financial Officer of Hokanson Companies, Inc. an Indianapolis-based property management and development firm.  Prior to that Mr. Wells was the Chief Operating Officer of Executive Telecom System, Inc., a subsidiary of The Bureau of National Affairs, Inc.  The principal business address of Hilliard Lyons Government Fund, Inc. during the time of Mr. Wells’ service was 500 West Jefferson Street, Louisville, KY 40202.

For information about the directors and officers of the Surviving Entity after the completion of the merger, see “SPECIAL FACTORS — Effects of the Merger — Directors and Management of the Surviving Entity.”

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

Set forth below is certain selected financial and other information relating to NLP.  The selected financial data has been excerpted or derived from the financial statements and selected financial data contained in NLP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (referred to as the “Form 10-K”).  This data should be read in conjunction with the audited consolidated financial statements and other financial information contained in the Form 10-K, including the notes thereto.  More comprehensive financial information is included in such reports (including management’s discussion and analysis of financial condition and results of operations) and the following summary is qualified in its entirety by reference to such reports and all of the financial information and notes contained therein.  Copies of such reports may be examined at or obtained from the SEC.  NLP’s audited consolidated balance sheets as of December 31, 2013 and 2012 and the related consolidated statements of operations, partners’ equity and cash flows for each of the years December 31, 2013, 2012 and 2011 are incorporated by reference into this Information Statement from the Form 10-K, which is attached to this Information Statement as Annex D.  See “ADDITIONAL INFORMATION” below.  The information provided below for the years ended December 31, 2010 and 2009 is derived from our audited consolidated financial statements for such periods, which are not incorporated by reference into this Information Statement.

	2013	2012	2011	2010	2009
REVENUE:
Rental income	$57,264	$55,437	$52,824	$45,998	$42,731
Tenant reimbursements	1,814	1,829	1,811	1,901	1,787
Total revenue	59,078	57,266	54,635	48,899	44,518
EXPENSES:
Operating expenses and operating expenses reimbursed to affiliate	20,428	21,887	22,090	18,208	15,572
Management fees	3,044	2,856	2,725	2,365	2,206
Property taxes and insurance	8,125	7,557	6,735	6,043	6,494
Professional and administrative expenses and professional and administrative expenses reimbursed to affiliate	5,244	4,156	2,578	2,670	2,707
Depreciation and amortization	16,239	17,809	18,247	17,973	17,304
Total expenses	53,079	54,264	52,375	47,259	44,284
OPERATING INCOME	5,999	3,002	2,260	640	234
Interest and other income	1,636	100	785	240	293
Interest expense	(13,711)	(14,000)	(14,146)	(12,894)	(16,192)
Loss on disposal of assets	(117)	(231)	(187)	(233)	(207)
Loss from investment in joint ventures	(137)	(173)	(3)	(1)	-
Income (Loss) from investments in tenants in common	(205)	(1,664)	(1,846)	(1,902)	(2,137)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(6,536)	(12,966)	(13,137)	(14,150)	(18,009)
Discontinued operations, net	-	-	-	31	338
Gain on sale of discontinued operations	-	-	-	1,783	-
CONSOLIDATED NET (LOSS) INCOME	(6,536)	(12,966)	(13,137)	(12,336)	(17,671)
Net loss attributable to noncontrolling interests	(628)	(943)	(1,101)	(940)	(492)
NET (LOSS) INCOME	$(5,909)	$(12,023)	$(12,036)	$(11,396)	$(17,180)
Distributions declared	$2,219	2,219	$2,233	$2,276	$2,276
Distributions declared per limited partnership unit	$0.20	$0.20	$0.20	$0.20	$0.20
BALANCE SHEET DATA (end of year)
Land, buildings and amenities, net	$270,831	$285,384	$300,235	$313,514	$296,700
Total assets	282,585	301,564	314,381	328,566	321,582
Mortgages and notes payable	255,807	264,772	263,585	267,871	246,088
Ratio of earnings (loss) to fixed charges	-	-	-	-	-
Deficiency of earnings over fixed charges	6,046	12,196	12,040	13,212	17,517

Book Value Per Unit

Our net book value per Unit outstanding as of December 31, 2013 was $0.90.

UNIT MARKET PRICE AND DISTRIBUTION INFORMATION

Unit Price Information

Our Units trade on the NYSE MKT under the symbol “NLP.” The following table sets forth, for the periods indicated, the range of the intra-day high and low sales prices of NLP Units as reported by the NYSE MKT:

	High	Low
2014
First Quarter	$8.70	$7.16
2013
First Quarter	$7.48	$7.03
Second Quarter	$7.35	$6.62
Third Quarter	$7.41	$4.52
Fourth Quarter	$7.75	$4.00
2012
First Quarter	$3.68	$3.10
Second Quarter	$3.66	$3.01
Third Quarter	$5.15	$3.00
Fourth Quarter	$7.29	$4.85

On December 26, 2012, the last trading day prior to the public announcement of the execution of the Original Merger Agreement, the closing price of NLP Units was $6.62.  On April 25, 2014, the most recent practicable trading date prior to the date of this Information Statement, the closing price of NLP limited partnership units was $8.59.  You are urged to obtain a current market price quotation for NLP limited partnership units.

Distribution Information

We pay distributions if and when authorized by our Managing GP using proceeds from advances drawn on our revolving note payable to a bank.  We are required to pay distributions on a quarterly basis of an amount no less than sixty-five percent (65%) of our “net cash flow from operations” as this term is defined in regulations promulgated by the Treasury Department under the Internal Revenue Code of 1986, as amended; provided that if a law is enacted or existing law is modified or interpreted in a manner that subjects us to taxation as a corporation or otherwise subjects us to entity level taxation for federal, state or local income tax purposes, we will adjust the amount distributed to reflect our obligation to pay tax.  Generally, “net cash flow from operations” means taxable income or loss increased by:

•	tax-exempt interest;
•	depreciation;
•	amortization;
•	cost recovery allowances; and
•	other noncash charges deducted in determining taxable income or loss, and decreased by:
•	principal payments on indebtedness;
•	property replacement or reserves actually established;
•	capital expenditures when made other than from reserves or from borrowings, the proceeds of which are not included in operating cash flow; and
•	any other cash expenditures not deducted in determining taxable income or loss.

As noted above, “net cash flow from operations” may be reduced by the amount of reserves as determined by Managing GP each quarter. Managing GP may establish these reserves for, among other things, working capital or capital improvement needs. Therefore, there is no assurance that we will have “net cash flow from operations” from which to pay distributions in the future.  For example, our Partnership Agreement permits our Managing GP to reinvest sales or refinance proceeds in new or existing properties or to create reserves to fund future capital expenditures.  Because “net cash flow from operations” is calculated after reinvesting sales or refinancing proceeds or establishing reserves, we may not have any “net cash flow from operations” from which to pay distributions.

Our future distribution policy will be determined by the Board of Directors and will depend on various factors, including our results of operations, financial condition, capital requirements and investment opportunities.  The Merger Agreement prohibits NLP or any of its subsidiaries from declaring, setting aside or paying distributions in respect of its Units until the effective time of the merger, except for ordinary course quarterly distributions to the Unitholders.

The following table shows the cash distributions paid per Unit during each quarter of the years ended December 31, 2012 and 2013. Cash distributions shown below were paid within 30 days after the end of each applicable quarter.

Cash Distribution Paid Per Unit
Year Ended December 31, 2013
Quarter ended December 31, 2013	$0.05
Quarter ended September 30, 2013	$0.05
Quarter ended June 30, 2013	$0.05
Quarter ended March 31, 2013	$0.05
Year Ended December 31, 2012
Quarter Ended December 31, 2012	$0.05
Quarter Ended September 30, 2012	$0.05
Quarter Ended June 30, 2012	$0.05
Quarter Ended March 31, 2012	$0.05

INFORMATION CONCERNING THE PARENT PARTIES AND NTS REALTY PARTNERS, LLC

Messrs. Nichols and Lavin formed Parent and Merger Sub on December 21, 2012 and are the sole members and managers of Parent and the sole managers of Merger Sub.  Merger Sub is a wholly-owned subsidiary of Parent.  Merger Sub and Parent were formed solely for the purpose of effecting the merger.  Upon the completion of the merger, Merger Sub will cease to exist and Parent and NLP will survive.

Merger Sub and Parent have not conducted any activities other than those incident to their formation and the matters contemplated by the Settlement Agreement, the Merger Agreement and the Original Merger Agreement, including the preparation of applicable filings under the securities laws.  NTS Realty Partners, LLC is a Delaware limited liability company and its principal business activity is serving as the non-managing general partner of NLP. Mr. Nichols is the chairman and sole manager of NTS Realty Partners, LLC, and Mr. Lavin is its president.

The address and telephone number of each of Mr. Nichols, Mr. Lavin, Parent, Merger Sub and NTS Realty Partners, LLC is c/o NTS Realty Holdings Limited Partnership, 600 North Hurstbourne Parkway, Suite 300, Louisville, Kentucky 40222, Attention:  Brian F. Lavin, President and Chief Executive Officer, (502) 426-4800.

During the past five years, none of Mr. Nichols, Mr. Lavin, Parent, Merger Sub or NTS Realty Partners, LLC has been (a) convicted in a criminal proceeding or (b) party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining Mr. Nichols, Mr. Lavin, Parent, Merger Sub or NTS Realty Partners, LLC from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 31, 2014 with respect to the beneficial ownership of our Units by:

•	each person known to NLP to be the beneficial owner of 5% or more of our outstanding Units;

•	each of the members of Managing GP’s Board of Directors;

•	each executive officer of Managing GP; and

•	all directors and executive officers of Managing GP as a group.

The amounts and percentages of Units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.  Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days of March 31, 2014.  Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.  NLP Unitholders are entitled to one vote per Unit.  Percentage of beneficial ownership of Units is based on 11,095,274 Units outstanding on Record Date.

Name(1)	Amount Beneficially Owned		Phantom Units(2)	Percentage Beneficially Owned
Mark D. Anderson	0		12,510	*
John P. Daly	1,000		26,733	*
Brian F. Lavin	17,966	(3)	11,554	*
John S. Lenihan	0		47,736	*
J. D. Nichols	6,847,887	(4)	0	61.72%(4)
Gregory A. Wells	1,000		11,554	*
NTS Realty Capital, Inc.	0		0	*
NTS Realty Partners, LLC	714,491	(5)	0	6.44%(5)
All directors/executive officers	6,867,853	(6)	109,038	62.88%(6)

*Less than one percent (1%)

(1) The address for each of the persons and entities listed above is: 600 North Hurstbourne Parkway, Suite 300, Louisville, Kentucky 40222.

(2)
Pursuant to the Director Plan and the Officer Plan, Managing GP’s directors and officers deferred the receipt of Units that the Board of Directors granted to them during 2007-2013 as additional compensation for their services.  In general, receipt of these units are deferred until the earliest of: (i) the date of the holder’s death; (ii) the date the holder becomes “disabled” (as such term is defined in Section 409A(a)(2)(C) of the Internal Revenue Code of 1986, as amended (the “Code”)); or (iii) the date that is thirty (30) days, or six (6) months if required by Section 409A(a)(2)(B)(i) of the Code, after the date of the holder’s “separation of service” (as such term is defined in Section 409A(a)(2)(A)(i) of the Code) from our managing general partner.  At that time, the Board of Directors may provide the holder with Units or the equivalent value in cash.  Pursuant to the Merger Agreement, all deferred compensation represented by phantom units held by non-employee members of the Board of Directors will be issued to such non-employee members of the Board of Directors as Units and will thereafter represent the right to receive the merger consideration.

(3)	These Units are owned directly by Brickwood, LLC, of which Mr. Lavin is the manager.

(4)
These Units are owned of record by Mr. Nichols and certain of his affiliates, including Kimberly Ann Nichols (his daughter), Zelma Nichols (his spouse), trusts for the benefit of his children and other descendants, ORIG, LLC (of which he is the manager), Ocean Ridge Investments, Ltd. (of which he is sole director of its general partner), BKK Financial, Inc. (the general partner of Ocean Ridge Investments, Ltd., owned by Mr. Nichols and Kimberly Ann Nichols), and NTS Realty Partners, LLC (of which he is the manager).

(5)	The Units owned of record by NTS Realty Partners, LLC are non-voting Units.

(6)
If all of the compensation deferred pursuant to the Director Plan and Officer Plan were issued as Units, the directors and executive officers would beneficially own 6,976,891 Units, which is 62.88% of the total Units outstanding.

Change in Control

There is no arrangement known to NLP at this time, including any pledge of NLP’s securities by any person, the operation of which may result in a change in control of NLP.

CERTAIN PURCHASES AND SALES OF UNITS

There have been no transactions in our Units during the past 60 days by (a) any of the members of Managing GP’s Board of Directors or executive officers, (b) Parent, Merger Sub, the Nichols and Lavin Limited Partners or any of their respective controlling persons or associates or (c) any pension, profit-sharing or similar plan of NLP or Merger Sub.

The following table shows purchases of Units during the past two years effected by any of NLP, the Nichols and Lavin Limited Partners, Parent or Merger Sub, showing the number of Units purchased by each, the range of prices paid for those Units and the average price paid per quarter.

Quarter Ended 3/31/2012
Name of Filer	Amount of Units Purchased	Range of Prices Paid	Average Purchase Price
J. D. Nichols	1,091	$3.56 - $3.65	$3.64

Quarter Ended 6/30/2012
Name of Filer	Amount of Units Purchased	Range of Prices Paid	Average Purchase Price
-	-	-	-

Quarter Ended 9/30/2012
Name of Filer	Amount of Units Purchased	Range of Prices Paid	Average Purchase Price
-	-	-	-

Quarter Ended 12/31/2012
Name of Filer	Amount of Units Purchased	Range of Prices Paid	Average Purchase Price
-	-	-	-

Quarter Ended 3/31/2013
Name of Filer	Amount of Units Purchased	Range of Prices Paid	Average Purchase Price
-	-	-	-

Quarter Ended 6/30/2013
Name of Filer	Amount of Units Purchased	Range of Prices Paid	Average Purchase Price
-	-	-	-

Quarter Ended 9/30/2013
Name of Filer	Amount of Units Purchased	Range of Prices Paid	Average Purchase Price
-	-	-	-

Quarter Ended 12/31/2013
Name of Filer	Amount of Units Purchased	Range of Prices Paid	Average Purchase Price
-	-	-	-

Quarter Ened 3/31/2014
Name of Filer	Amount of Units Purchased	Range of Prices Paid	Average Purchase Price
-	-	-	-

ADDITIONAL INFORMATION

NLP files annual, quarterly and current reports, proxy statements and other information with the SEC.  These reports, proxy statements and other information contain additional information about NLP.  You may read and copy any reports, statements or other information filed by NLP at the SEC public reference room at 100 F Street, N.E., Washington, D.C.  20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. NLP’s filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC located at:  www.sec.gov.  You may also access the SEC filings and obtain other information about us through our website (www.ntsdevelopment.com).  The information contained on our website is not incorporated by reference into, or in any way part of this Information Statement.

NLP will provide, without charge, to each person to whom an Information Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Information Statement (not including exhibits).  Limited partners should direct such requests to NTS Realty Holdings Limited Partnership, 600 North Hurstbourne Parkway, Suite 300, Louisville, Kentucky 40222, Attention:  Gregory A. Wells, or call (502) 426-4800.

Because the merger described in this Information Statement is a “going private” transaction, the 13E-3 Filing Persons have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the proposed merger.  The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above.  The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

The SEC allows NLP to “incorporate by reference” information into this Information Statement.  This means that NLP can disclose important information by referring to another document filed separately with the SEC.  The information incorporated by reference is considered to be part of this Information Statement.

This Information Statement and the information that NLP files later with the SEC may update and supersede the information incorporated by reference.  Similarly, the information that NLP later files with the SEC may update and supersede the information in this Information Statement.  NLP incorporates by reference in this Information Statement each document it files under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this Information Statement and before the special meeting, other than information furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K.  NLP also incorporates by reference into this Information Statement the following documents filed by it with the SEC under the Exchange Act:

•	NLP’s Annual Report on Form 10-K for the year ended December 31, 2013 (appended as Annex D to this Information Statement); and

•	NLP’s Current Reports on Form 8-K filed with the SEC on February 7, 2014, February 25, 2014, April 17, 2014, and April 25, 2014.

This Information Statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction.  The delivery of this Information Statement should not create an implication that there has been no change in the affairs of NLP since the date of this Information Statement or that the information herein is correct as of any later date.

Limited partners should not rely on information other than that contained in this Information Statement or incorporated herein by reference.  NLP has not authorized anyone to provide information that is different from that contained in this Information Statement.  This Information Statement is dated April [___] , 2014.  You should not assume that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement will not create any implication to the contrary.

ANNEX A - AGREEMENT AND PLAN OF MERGER DATED AS OF FEBRUARY 25, 2014

A-1

AGREEMENT AND PLAN OF MERGER

among

NTS MERGER PARENT, LLC,

NTS MERGER SUB, LLC,

NTS REALTY CAPITAL, INC.,

and

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

_________________________

Dated as of February 25, 2014

ARTICLE I	THE MERGER	Page 3

Section 1.1 The Merger	3
Section 1.2 Closing	3
Section 1.3 Effective Time	3
Section 1.4 Effects of the Merger	4
Section 1.5 Partnership Agreement of the Surviving Entity	4

ARTICLE II	CONVERSION OF PARTNERSHIP INTERESTS; EXCHANGE OF CERTIFICATES	4

Section 2.1 Effect on Partnership Interests	4
Section 2.2 Exchange of Certificates	5

ARTICLE III	REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP PARTIES	8

Section 3.1 Qualification, Organization, Subsidiaries, Etc.	8
Section 3.2 Capitalization	8
Section 3.3 Authority, No Violation; Consents and Approvals	9
Section 3.4 SEC Reports and Compliance	10
Section 3.5 No Undisclosed Liabilities	11
Section 3.6 Opinion of Financial Advisor	11
Section 3.7 State Takeover Laws	11
Section 3.8 Finders or Brokers	11
Section 3.9 No Other Representations or Warranties	12

ARTICLE IV	REPRESENTATIONS AND WARRANTIES OF THE PARENT PARTIES	12

Section 4.1 Qualification: Organization	12
Section 4.2 Authority; No Violation; Consents and Approvals	13
Section 4.3 Intentionally Omitted	14
Section 4.4 Solvency	14
Section 4.5 Ownership and Operations of Merger Sub	14
Section 4.6 Certain Arrangements	14
Section 4.7 No Third Party Transactions	14
Section 4.8 Finders or Brokers	14
Section 4.9 Access to Information; No Other Representations or Warranties; Disclaimer	15

ARTICLE V	COVENANTS AND AGREEMENTS	15

Section 5.1 Intentionally Omitted	15
Section 5.2 Intentionally Omitted	15
Section 5.3 No Solicitation	15
Section 5.4 Preparation of Information Statement and Schedule 13E-3	17
Section 5.5 Efforts; Notification	17

-i-

(continued)

Section 5.6 Publicity	Page 18
Section 5.7 Indemnification and Insurance	18
Section 5.8 Unitholder Litigation	19
Section 5.9 Delisting	20
Section 5.10 No Financing Commitment	20
Section 5.11 Section 16 Matters	20

ARTICLE VI	CONDITIONS TO THE MERGER	20

Section 6.1 Conditions to Each Party’s Obligation to Effect the Merger	20
Section 6.2 Conditions to Obligation of the Partnership Parties to Effect the Merger	20
Section 6.3 Conditions to Obligation of the Parent Parties to Effect the Merger	21
Section 6.4 Frustration of Conditions	22

ARTICLE VII	TERMINATION	22

Section 7.1 Termination or Abandonment	22
Section 7.2 Effect of Termination	23
Section 7.3 Expenses	23

ARTICLE VIII	MISCELLANEOUS	23

Section 8.1 Nonsurvival of Representations, Warranties and Agreements	23
Section 8.2 Amendments; Waivers	23
Section 8.3 Notices	24
Section 8.4 Interpretation; Construction; Severability	25
Section 8.5 Governing Law; Jurisdiction	25
Section 8.6 WAIVER OF JURY TRIAL	26
Section 8.7 Specific Performance	26
Section 8.8 Assignment: Binding Effect	26
Section 8.9 Counterparts; Effectiveness	26
Section 8.10 Entire Agreement; No Third-Party Beneficiaries	26
Section 8.11 No Recourse	27
Section 8.12 Certain Definitions	27

-ii-

The Exhibits and Schedules referenced in this Agreement and Plan of Merger have been omitted. The Partnership will make available these materials for inspection and copying by any partner, or representative of a partner who is so designated in writing, at its executive offices during regular business hours.

-iii-

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of February 25, 2014 (this “Agreement”), is entered into among NTS Merger Parent, LLC, a Delaware limited liability company (“Parent”), NTS Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub” and, together with Parent, the “Parent Parties”), NTS Realty Capital, Inc., a Delaware corporation and the managing general partner of the Partnership (“Partnership Managing GP”), and NTS Realty Holdings Limited Partnership, a Delaware limited partnership (the “Partnership” and, together with the Partnership Managing GP, the “Partnership Parties”).

WITNESSETH:

WHEREAS, on December 28, 2012, the Partnership announced that it and Partnership Managing GP entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) with Parent and Merger Sub;

WHEREAS, upon consummation of the transactions proposed in the Original Merger Agreement, Merger Sub was to merge with and into the Partnership and the Partnership was to continue as the surviving entity (the “Original Merger”). Upon consummation of the Original Merger, all of the Units, other than the Remaining Interests, were to have been canceled and converted automatically into the right to receive a cash payment equal to $7.50 per Unit (the “Original Merger Consideration”);

WHEREAS, on January 25, 2013, Dannis, Stephen, et al. v. Nichols, J.D., et al., Case No. 13-CI-00452 (the “Kentucky Action”) was filed in the Court by plaintiffs Stephen and Sharon Dannis alleging, among other things, that the board of directors of Partnership Managing GP (the “Board of Directors”) had breached their fiduciary duties in connection with their consideration and approval of the Original Merger Agreement;

WHEREAS, between February 12, 2013 and February 15, 2013, two actions were filed in the Delaware Court of Chancery (the “Delaware Court”) by Partnership unitholders alleging, among other things, that the Board of Directors had breached their fiduciary duties in connection with their consideration and approval of the Original Merger Agreement. These actions, and their filing dates, are as follows: R. Jay Tejera v. NTS Realty Holdings LP et al., C.A. No. 8302-VCP, filed February 12, 2013 and Gerald A. Wells v. NTS Realty Holdings LP et al., C.A. No. 8322-VCP, filed February 15, 2013;

WHEREAS, on March 19, 2013, the Delaware Court consolidated the Tejera and Wells actions under the consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. CA. No. 8302-VCP (the “Delaware Action”) and appointed the law firms of Rigrodsky & Long, P.A. and Wohl & Fruchter LLP as Co-Lead Counsel for plaintiffs in the Delaware Action;

WHEREAS, after counsel for plaintiff Tejera advised of his intention to join in prosecution of the Kentucky Action and plaintiffs Tejera and Stephen and Sharon Dannis tendered a proposed Second Amended Complaint on May 24, 2013, the parties submitted an agreed order on May 31, 2013, allowing plaintiffs to file a Second Amended Complaint, which order was entered June 7, 2013;

WHEREAS, on August 20-21, 2013, the parties to the Kentucky Action conducted two days of in-person negotiations and continued to discuss settlement over the following weeks;

WHEREAS, the Kentucky Action parties’ settlement negotiations were unsuccessful and certain defendants named in the Kentucky Action issued notice to resume briefing of motions to dismiss;

WHEREAS, the Original Merger Agreement provided that either the special committee of independent directors of the Board of Directors (the “Special Committee”) or the Parent Parties could terminate such agreement if the Original Merger was not consummated by September 30, 2013, and on October 18, 2013, the Special Committee delivered notice terminating the Original Merger Agreement;

WHEREAS, the parties to the Kentucky Action resumed settlement discussions in early November 2013 and after a series of telephone discussions among counsel, ultimately reached agreement to settle pursuant to the Settlement Agreement (as hereinafter defined) for total per-unit Merger consideration of $9.25 in cash (less attorneys’ fees and expenses, if any, approved by the Court), and on the other terms set forth in this Agreement;

WHEREAS, the parties intend that Merger Sub be merged with and into the Partnership, with the Partnership surviving that merger on the terms and subject to the conditions set forth in this Agreement (the “Merger”);

WHEREAS, the Special Committee unanimously had (a) determined as of December 27, 2012 that it was fair to and in the best interests of the Partnership and its Unitholders (other than the Unitholders of the Units included among the Remaining Interests) to enter into the Original Merger Agreement and (b) recommended to the Board of Directors that it approve and declare advisable the Original Merger Agreement and the transactions contemplated thereby, including the Merger;

WHEREAS, following the recommendation of the Special Committee, the Board of Directors unanimously had (a) determined as of December 27, 2012 that it was fair to and in the best interests of the Partnership and its Unitholders (other than the Unitholders of the Units included among the Remaining Interests) to enter into the Original Merger Agreement and declared it advisable, (b) approved the execution, delivery and performance by the Partnership of the Original Merger Agreement and the consummation of the transactions contemplated thereby, including the Original Merger, and (c) resolved to recommend adoption of the Original Merger Agreement by the Unitholders;

WHEREAS, the Purchasing Group beneficially and of record own Units and general partner interests in the Partnership set forth on Section 2.1(b) of the Parent Disclosure Schedule, constituting approximately 61.9% of the issued and outstanding Units of the Partnership and all of the general partner interests in the Partnership;

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WHEREAS, the managers of each of Parent and Merger Sub have unanimously approved this Agreement and declared it advisable for Parent and Merger Sub, respectively, to enter into this Agreement; and

WHEREAS, the parties have entered into a Stipulation and Agreement of Compromise, Settlement and Release (the “Settlement Agreement”), dated February 4, 2014 with the plaintiffs referenced in the Kentucky Action.

WHEREAS, the Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”) entered an order granting preliminary approval of the Settlement Agreement on February 6, 2014.

WHEREAS, the parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and the transactions contemplated by this Agreement and also to prescribe certain conditions to the Merger as specified herein.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Parent, Merger Sub, the Partnership and Partnership Managing GP hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.1 The Merger. At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the Delaware Revised Uniform Limited Partnership Act (“DRULPA”) and the Delaware Limited Liability Company Act (“DLLCA”), Merger Sub shall be merged with and into the Partnership, whereupon the separate existence of Merger Sub shall cease, and the Partnership shall continue as the surviving entity in the Merger (the “Surviving Entity”).

Section 1.2 Closing. Upon the terms and subject to the satisfaction or waiver of the conditions contained in this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of the Partnership, 600 North Hurstbourne Parkway, Louisville, Kentucky at 9:00 a.m., local time, on the third Business Day following the day on which the last of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied or waived at the Closing but subject to the satisfaction or waiver of those conditions) shall been satisfied or waived in accordance with this Agreement, or at such other time and place as the Parent Parties and the Partnership Parties shall agree (the “Closing Date”).

Section 1.3 Effective Time. Subject to the terms and conditions of this Agreement, at the Closing, the parties shall cause the Merger to be consummated by executing and filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with Section 17-211 of the DRULPA and Section 18-209 of the DLLCA. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such later date or time as may be

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agreed by Parent and the Partnership Parties in writing and specified in the Certificate of Merger in accordance with the DRULPA and the DLLCA (the time when the Merger becomes effective, the “Effective Time”).

Section 1.4 Effects of the Merger. The Merger shall have the effects set forth in this Agreement, the Partnership Agreement and the applicable provisions of the DRULPA and DLLCA.

Section 1.5 Partnership Agreement of the Surviving Entity. The Partnership Agreement, as in effect immediately prior to the Effective Time, shall remain the partnership agreement of the Surviving Entity and shall continue in effect until thereafter changed or amended in accordance with the provisions of the Partnership Agreement, this Agreement and applicable Law.

ARTICLE II

CONVERSION OF PARTNERSHIP INTERESTS; EXCHANGE OF CERTIFICATES

Section 2.1 Effect on Partnership Interests. At the Effective Time, by virtue of the Merger and without any action on the part of the Partnership, Merger Sub or the holders of any securities of the Partnership or Merger Sub:

(a) Conversion of Units. Subject to Sections 2.1(b) and 2.1(d), each Unit issued and outstanding, each interest or former interest in a predecessor of the Partnership that was or is exchangeable for Units and any right to such an exchange immediately prior to the Effective Time, other than the Remaining Interests, shall thereupon be converted automatically into and shall thereafter represent the right to receive, subject to the terms and conditions set forth herein, the Original Merger Consideration plus a pro rata share of the Net Settlement Fund (as defined below) without any interest thereon (collectively, the “Merger Consideration”). Immediately prior to the Effective Time, each Unit deferred by any nonemployee member of the Board of Directors pursuant to the Partnership Managing GP Directors Deferred Compensation Plan (the “Directors Plan”) shall be issued to such nonemployee member of the Board of Directors and shall thereupon be converted automatically into and shall thereafter represent the right to receive the Merger Consideration. All Units that have been converted into the right to receive the Merger Consideration as provided in this Section 2.1 shall be automatically cancelled and shall cease to exist, and the Unitholders of such Units immediately prior to the Effective Time (whether certificated or non-certificated and represented in book-entry form) shall cease to have any rights with respect to such Units other than the right to receive the Merger Consideration.

(b) Remaining Interests. As of the Effective Time, the Units and general partner interests in the Partnership held by the Purchasing Group as set forth on Section 2.1(b) of the Parent Disclosure Schedule (collectively, the “Remaining Interests”) shall be unchanged and remain outstanding as Units or general partner interests in the Partnership, as applicable, and no consideration shall be delivered in respect thereof. Immediately after the Effective Time, the Remaining Interests will constitute the only outstanding partnership interests of the Surviving Entity.

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(c) Conversion of Merger Sub Limited Liability Company Interests. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each membership interest in Merger Sub issued and outstanding immediately prior to the Effective Time shall cease to be outstanding and automatically shall be cancelled and shall cease to exist, and each holder of a membership interest in Merger Sub immediately prior to the Effective Time shall cease to have any rights with respect thereto and no consideration shall be delivered in exchange therefor.

(d) Adjustments. If between the date of this Agreement and the Effective Time, the outstanding Units, including securities convertible or exchangeable into or exercisable for Units, shall be changed into a different number of units or other securities by reason of any split, combination, merger, consolidation, reorganization, reclassification, recapitalization or other similar transaction, or any distribution payable in Units or other equity interests in the Partnership shall be declared thereon with a record date within such period, the Merger Consideration shall be appropriately adjusted to provide the Unitholders the same economic effect as contemplated by this Agreement prior to such event; provided that nothing herein shall be construed to permit the Partnership to take any action with respect to its securities that is expressly prohibited by the terms of this Agreement.

Section 2.2 Exchange of Certificates.

(a) Paying Agent. Prior to the mailing of the Information Statement (as defined herein), the Surviving Entity shall appoint Wells Fargo Shareowner Services to act as paying agent (the “Paying Agent”) for the Unitholders (other than the Purchasing Group) in connection with the Merger and to receive and pay out the Merger Consideration to which such Unitholders shall become entitled pursuant to Section 2.1. At or prior to the Effective Time, the Parent Parties or their Affiliates shall cause to be deposited with the Paying Agent, for the benefit of the Unitholders (other than the Purchasing Group), funds in an amount sufficient to pay the aggregate Merger Consideration in exchange for all Units outstanding immediately prior to the Effective Time (other than the Units included among the Remaining Interests), payable upon due surrender of the certificates that immediately prior to the Effective Time represented Units (“Certificates”) (or delivery of affidavits of loss in lieu thereof pursuant to Section 2.2(g)) or non-certificated Units represented in book-entry form (“Book-Entry Units”) pursuant to the provisions of this Article II (such funds hereinafter referred to as the “Exchange Fund”).

(b) Payment Procedures.

(i) As soon as reasonably practicable after the Effective Time and in any event not later than the thirty (30) days following the Effective Time, the Surviving Entity shall cause the Paying Agent to mail to each holder of record of Units whose Units were converted into the Merger Consideration pursuant to Section 2.1(a), (A) a letter of transmittal (the “Letter of Transmittal”) (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof pursuant to Section 2.2(g)) to the Paying Agent or, in the case of Book-Entry Units, upon adherence to the procedures set forth in the Letter of Transmittal, and shall be in such customary form and have such other provisions as Parent and the Partnership Parties shall reasonably determine) and (B) instructions for use in surrendering Certificates (or affidavits of loss in lieu

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thereof pursuant to Section 2.2(g)) or Book-Entry Units in exchange for the Merger Consideration.

(ii) Upon (A) surrender of a Certificate (or an affidavit of loss in lieu thereof pursuant to Section 2.2(g)) or Book-Entry Units to the Paying Agent, accompanied by a properly completed Letter of Transmittal or (B) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of certain Book-Entry Units represented by DTC participants for the benefit of certain beneficial owners of Units that hold such Units in “street name”, the holder of such Certificate or Book-Entry Units shall be entitled to receive promptly after the Effective Time, but in any event within ten (10) Business Days after such surrender, a check in an amount equal to the product of (x) the number of Units represented by such holder’s properly surrendered Certificates (or affidavits of loss in lieu thereof pursuant to Section 2.2(g)) or Book-Entry Units multiplied by (y) the Merger Consideration. No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Units on the Merger Consideration payable in respect of the Certificates or Book-Entry Units. In the event of a transfer of ownership of Units that is not registered in the unit transfer register of the Partnership, a check for any amount to be paid upon due surrender of the Certificate may be paid to such a transferee if the Certificate formerly representing such Units is presented to the Paying Agent accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable unit transfer or other Taxes have been paid or are not applicable.

(iii) Parent, the Surviving Entity and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable under this Agreement to any Unitholder such amounts as are required to be withheld or deducted under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of federal, state, local or foreign Tax Law with respect to the making of such payment. To the extent that amounts are so withheld or deducted and paid over to the applicable Governmental Entity, such withheld or deducted amounts shall be treated for all purposes of this Agreement as having been paid to the Unitholder in respect of which such deduction and withholding were made.

(c) Closing of Transfer Register. At the Effective Time, the unit transfer register of the Partnership shall be closed, and there shall be no further registration of transfers on the unit transfer register of the Surviving Entity of Units (other than the Units included in the Remaining Interests) that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Units provided for in Section 2.1(a) are presented to the Surviving Entity or Parent for transfer, they shall be cancelled and exchanged for a check in the proper amount pursuant to and subject to the requirements of this Article II.

(d) Termination of Exchange Fund. Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains undistributed to the former Unitholders for twelve months after the Effective Time shall be delivered to the Surviving Entity upon demand and become the property of the Surviving Entity, and any former Unitholders who have not surrendered their Certificates or Book-Entry Units provided for in Section 2.1(a) in accordance with this Section 2.2 shall thereafter look to the Surviving Entity only as general creditors thereof for payment of their claim for the Merger Consideration, without any interest thereon, upon due surrender of their Certificates (or delivery of affidavits of loss in lieu thereof pursuant to Section

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2.2(g)) or Book-Entry Units in form, together with such properly completed letters of transmittal or other documentation, as Parent or the Surviving Entity may reasonably request.

(e) No Liability. Notwithstanding anything herein to the contrary, none of Parent, Merger Sub, the Partnership Parties, the Surviving Entity or any other person shall be liable to any former Unitholder for any amount properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any amount of, or any right or claim, whether under Law or applicable principles of equity, by or on behalf of any person, including any owner or holder of any interest or former interest in a predecessor of the Partnership that was or is exchangeable for Units and any right to such an exchange, to receive any amount of, Merger Consideration with respect to which (x) Certificates (or affidavits of loss in lieu thereof pursuant to Section 2.2(g)) or Book-Entry Units have not been properly surrendered and (y) a properly completed letter of transmittal or “agent’s message,” together with any other documentation as Parent or the Surviving Entity may reasonably request, has not been received, in each case, pursuant to this Section 2.2 as of the earlier of (i) the twenty-four (24) month anniversary of the Effective Time or (ii) the date that is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity shall, to the fullest extent permitted by applicable Law, become the property of the Surviving Entity free and clear of any claims or interest of any person previously entitled thereto. The opportunity to receive the Merger Consideration in consideration of due surrender of any Certificates (or delivery of affidavits of loss in lieu thereof pursuant to Section 2.2(g)) or Book-Entry Units according to the terms of this Section 2.2 shall be deemed to be payment in full satisfaction of all rights pertaining to the Units represented thereby.

(f) Investment of Exchange Fund. The Paying Agent shall invest the Exchange Fund as reasonably directed by the Surviving Entity; provided, however, that any investment of such Exchange Fund shall be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government and that no such investment or loss thereon shall affect the amounts payable to Unitholders that are converted into the right to receive the Merger Consideration pursuant to Section 2.1. Any interest and other income resulting from such investments shall be paid to the Surviving Entity pursuant to Section 2.2(d).

(g) Lost Certificates. In the event that any Certificate representing Units provided for in Section 2.1(a) shall have been lost (and after diligent search, not able to be found), stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be so lost, stolen or destroyed that is reasonably deemed by Parent or the Paying Agent to be effective and, if required by Parent or the Surviving Entity, the posting by such person of a bond in customary amount as indemnity against any claim that may be made against it with respect to such Certificate, the Surviving Entity will issue in exchange for such lost, stolen or destroyed Certificate a check in the amount of the number of Units represented by such lost, stolen or destroyed Certificate multiplied by the Merger Consideration.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP PARTIES

Except as disclosed in the Partnership SEC Documents filed prior to the date of this Agreement (excluding any disclosures included in any risk factor section of such documents and any other disclosures in such documents to the extent that they are cautionary, predictive or forward-looking in nature) or (b) in a section of the disclosure schedule delivered concurrently herewith by the Partnership Parties to Parent (the “Partnership Disclosure Schedule”) corresponding to the applicable sections of this Article III to which such disclosure applies (provided, however, that any information set forth in one section of such Partnership Disclosure Schedule also shall be deemed to apply to each other section of this Agreement to which its relevance is reasonably apparent), the Partnership Parties hereby represent and warrant, jointly and severally, to the Parent Parties as follows:

Section 3.1 Qualification, Organization, Subsidiaries, Etc.

(a) Intentionally Omitted.

(b) Each Partnership Party is a legal entity validly existing and in good standing under the Laws of its respective jurisdiction of formation. Each Partnership Party has all requisite limited partnership, limited liability company or corporate, as the case may be, power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Partnership Material Adverse Effect.

(c) Each Partnership Party is duly registered or qualified to do business and is in good standing as a foreign limited partnership, limited liability company or corporation, as the case may be, in each jurisdiction where the ownership, leasing or operation of its assets or properties or the conduct of its business requires such registration or qualification, except where the failure to be so registered, qualified or in good standing would not, individually or in the aggregate, have a Partnership Material Adverse Effect. The organizational or governing documents of the Partnership Parties, as previously made available to Parent, are in full force and effect. None of the Partnership Parties is in violation of its organizational or governing documents.

Section 3.2 Capitalization.

(a) Partnership Managing GP and Partnership Non-Managing GP are general partners of the Partnership. Partnership Managing GP is the sole managing general partner of the Partnership. Partnership Managing GP and Partnership Non-Managing GP own all of the general partner interests in the Partnership and such general partner interests have been duly authorized and validly issued in accordance with applicable Laws and the Partnership Agreement. Partnership Managing GP and Partnership Non-Managing GP own all of the general partner interests free and clear of any Encumbrances except pursuant to the organizational or governing documents of any of the Partnership Parties.

(b) Intentionally Omitted.

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(c) All of the outstanding equity interests of each Subsidiary of the Partnership (i) have been duly authorized and validly issued in accordance with applicable Laws and its organizational or governing documents and are fully paid and nonassessable (except to the extent such nonassessability may be affected by applicable Laws) and (ii) are owned directly or indirectly by the Partnership free and clear of any Encumbrance except pursuant to the organizational or governing documents of any of the Parent Group Entities and for Permitted Encumbrances.

(d) All of the outstanding equity interests of each Partially Owned Entity of the Partnership have been duly authorized and validly issued in accordance with applicable Laws and its organizational or governing documents and are fully paid and nonassessable (except to the extent such nonassessability may be affected by applicable Laws).

(e) Except with respect to the ownership of any equity securities owned between or among the Partnership Group Entities, none of the Partnership Parties owns or will own at the Closing Date, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

Section 3.3 Authority, No Violation; Consents and Approvals.

(a) Each of the Partnership Parties has all requisite limited liability company or limited partnership power and authority to enter into this Agreement, to carry out its obligations hereunder and, subject to the receipt of the Unitholder Approval and the governmental filings and other matters referred to in Section 3.3(e), to consummate the transactions contemplated hereby. The execution, delivery and performance by each Partnership Party of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite limited liability company or limited partnership action on the part of such Partnership Party, except for (i) the Unitholder Approval of this Agreement and the Merger and (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; and no other vote or approval by any of (A) the Unitholders of the Partnership, (B) stockholders of Partnership Managing GP or (C) other corporate, limited liability company, partnership or other organizational votes, approvals or proceedings in respect of the Partnership Parties are necessary to consummate the transactions contemplated by this Agreement.

(b) This Agreement has been duly executed and delivered by each Partnership Party and, assuming the due authorization, execution and delivery hereof by the Parent Parties, constitutes a legal, valid and binding agreement of such Partnership Party, enforceable against such Partnership Party in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)).

(c) Partnership Managing GP has approved this Agreement and the transactions contemplated by this Agreement and directed that this Agreement and the Merger be submitted to a vote or written consent of Unitholders as required under Section 17-211 of the DRULPA. The Board of Directors, pursuant to the Settlement Agreement, at a meeting duly called and held, has, approved the Merger and this Agreement.

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(d) Except for matters expressly contemplated by this Agreement and matters described in clauses (ii) and (iii) below that would not, individually or in the aggregate, have a Partnership Material Adverse Effect, neither the execution and delivery by the Partnership Parties of this Agreement, nor the consummation by the Partnership Parties of the transactions contemplated hereby and the performance by the Partnership Parties of this Agreement will (i) subject to obtaining the Unitholder Approval, violate or conflict with any provision of the organizational or governing documents of the Partnership Parties or the Subsidiaries of the Partnership; (ii) result in any breach of or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, cancellation, amendment or acceleration of any obligation or the loss of any benefit under any Contract which any of the Partnership Parties or their respective Subsidiaries is a party or by or to which any of their properties are bound; (iii) result in the creation of an Encumbrance upon any of the assets of any of the Partnership Parties or the Subsidiaries of the Partnership; or (iv) subject to obtaining the Unitholder Approval and the governmental filings and other matters referred to in Section 3.3(e), violate or conflict in any material respect with any material Law applicable to the Partnership Parties or their respective Subsidiaries.

(e) No consent, approval, order or authorization of, action by or in respect of, or registration, declaration, notice to or filing with, any Governmental Entity is required by or with respect to the Partnership Parties or the Subsidiaries of the Partnership in connection with the execution and delivery of this Agreement by the Partnership Parties or the consummation of the Merger or the other transactions contemplated by this Agreement, except for (i) the filing with the Securities and Exchange Commission (the “SEC”) of (A) an information statement relating to the adoption by the Unitholders of this Agreement (as amended or supplemented from time to time, the “Information] Statement”) and a transaction statement on Schedule 13E-3 (as amended or supplemented from time to time, the “Schedule 13E-3”), and (B) such reports under the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder, the “Exchange Act”), as may be required in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement, (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Partnership or any of its Subsidiaries is qualified to do business, (iii) any filings with and approvals of the NYSE MKT, (iv) approval of the Settlement Agreement by the Court and (v) such other consents, approvals, orders, authorizations, actions, registrations, declarations, notices and filings the failure of which to be obtained or made, individually or in the aggregate, would not (A) reasonably be expected to have a Partnership Material Adverse Effect or (B) prevent or materially impede, interfere with, hinder or delay the consummation of the transactions contemplated by this Agreement.

Section 3.4 SEC Reports and Compliance.

(a) The Partnership has filed or furnished all forms, documents, statements and reports required to be filed or furnished prior to the date hereof by them with the SEC since January 1, 2013 (such documents, together with all exhibits and schedules thereto and all information incorporated therein by reference, the “Partnership SEC Documents”). As of their respective dates, or, if revised, amended, supplemented or superseded by a later-filed Partnership SEC Document, as of the date of the last such revision, amendment, supplement or superseding filing, the Partnership SEC Documents complied in all material respects, to the extent in effect at the

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time of such filing, with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, “SOX”) applicable to such Partnership SEC Documents. None of the Partnership SEC Documents so filed or furnished contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The consolidated financial statements (including all related notes and schedules) of the Partnership included in or incorporated by reference into the Partnership SEC Documents (the “Partnership Financial Statements”) fairly present, in all material respects, the consolidated financial position of the Partnership and its Subsidiaries as at the respective dates thereof, and the results of their operations and their cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto) in conformity with United States generally accepted accounting principles (“GAAP”) (except, in the case of the unaudited statements, as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be specified therein or in the notes thereto).

Section 3.5 No Undisclosed Liabilities. Neither the Partnership nor any of its Subsidiaries has any indebtedness or liability (whether absolute, accrued, contingent or otherwise) of any nature that is not accrued or reserved against in the Partnership Financial Statements filed prior to the execution of this Agreement or reflected in the notes thereto, other than (a) liabilities incurred or accrued in the ordinary course of business consistent with past practice since December 31, 2012 or (b) liabilities of the Partnership or any of its Subsidiaries that would not, individually or in the aggregate, reasonably be expected to have a Partnership Material Adverse Effect.

Section 3.6 Opinion of Financial Advisor. The Board of Directors has received the written opinion of Centerboard Securities, LLC, dated as of the date of this Agreement, to the effect that, as of the date of its analysis, and subject to the assumptions and qualifications set forth therein, the Merger Consideration is fair, from a financial point of view, to the Unitholders (other than the Purchasing Group).

Section 3.7 State Takeover Laws. No approvals are required under state takeover or similar laws in connection with the performance by the Partnership Parties or their Affiliates of their obligations under this Agreement or the transactions contemplated hereby or thereby.

Section 3.8 Finders or Brokers. Except for Centerboard Securities, LLC, none of the Partnership Parties (including through its respective board of directors (or similar governing body) or any committee thereof) has engaged any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who would be entitled to any fee or any commission in connection with or upon consummation of the Merger or the other transactions contemplated hereby.

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Section 3.9 No Other Representations or Warranties.

(a) Except for the representations and warranties contained in this Article III and except as otherwise expressly set forth in this Agreement or in the agreements or certificates entered into in connection herewith or contemplated hereby, none of the Partnership Parties nor any other Person on behalf of the Partnership Parties makes any other representation or warranty of any kind or nature, express or implied, in connection with this Agreement or the transactions contemplated by this Agreement.

(b) Except for the representations and warranties expressly set forth in this Agreement or in the agreements or certificates entered into in connection herewith or contemplated hereby, none of the Partnership Parties has relied on any representation or warranty, express or implied, with respect to the Parent Parties or with respect to any other information provided or made available to the Partnership Parties in connection with the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PARENT PARTIES

Except as disclosed in a section of the disclosure schedule delivered concurrently herewith by Parent to the Partnership Parties immediately prior to the execution of this Agreement (the “Parent Disclosure Schedule”) corresponding to the applicable sections of this Article IV to which such disclosure applies (provided, however, that any information set forth in one section of such Parent Disclosure Schedule also shall be deemed to apply to each other section of this Agreement to which its relevance is reasonably apparent), the Parent Parties hereby represent and warrant, jointly and severally, to the Partnership Parties as follows:

Section 4.1 Qualification: Organization.

(a) Each of the Parent Parties is a legal entity validly existing and in good standing under the Laws of its respective jurisdiction of formation. Each of the Parent Parties has all requisite limited partnership, limited liability company or corporate, as the case may be, power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted.

(b) Each of the Parent Parties is duly registered or qualified to do business and is in good standing as a foreign limited partnership, limited liability company or corporation, as the case may be, in each jurisdiction where the ownership, leasing or operation of its assets or properties or the conduct of its business requires such registration or qualification, except where the failure to be so registered, qualified or in good standing would not, individually or in the aggregate, have a Parent Material Adverse Effect. The organizational or governing documents of the Parent Parties, as previously made available to the Partnership Parties, are in full force and effect. None of the Parent Parties is in violation of its organizational or governing documents.

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Section 4.2 Authority; No Violation; Consents and Approvals.

(a) Each of the Parent Parties has all requisite limited liability company, limited partnership or corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by each Parent Party of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite limited liability company, limited partnership or corporate action on the part of such Parent Party, and no other limited liability company, limited partnership or corporate proceedings on the part of a Parent Party are necessary to consummate the transactions contemplated by this Agreement.

(b) This Agreement has been duly executed and delivered by each Parent Party and, assuming the due authorization, execution and delivery hereof by the Partnership Parties, constitutes a legal, valid and binding agreement of such Parent Party, enforceable against such Parent Party in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Except for matters expressly contemplated by this Agreement and matters described in clauses (ii) and (iii) below that would not, individually or in the aggregate, have a Parent Material Adverse Effect, neither the execution and delivery by the Parent Parties of this Agreement, nor the consummation by the Parent Parties of the transactions contemplated hereby and the performance by the Parent Parties of this Agreement will (i) violate or conflict with any provision of the organizational or governing documents of the Parent Parties; (ii) result in any breach of or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, cancellation, amendment or acceleration of any obligation or the loss of any benefit under any Contract to which any of the Parent Parties is a party or by or to which any of their properties are bound; (iii) result in the creation of an Encumbrance upon any of the assets of any of the Parent Parties; or (iv) violate or conflict in any material respect with any material Law applicable to the Parent Parties.

(d) No consent, approval, order or authorization of, action by or in respect of, or registration, declaration, notice to or filing with, any Governmental Entity is required by or with respect to the Parent Parties in connection with the execution and delivery of this Agreement by the Parent Parties or the consummation of the Merger or the other transactions contemplated by this Agreement, except for (i) the filing with the SEC of (A) the Information Statement and the Schedule 13E-3, and (B) such reports under the Exchange Act as may be required in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement, (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Partnership or any of its subsidiaries is qualified to do business, (iii) any filings with and approvals of the NYSE MKT, (iv) approval of the Settlement Agreement by the Court and (v) such other consents, approvals, orders, authorizations, actions, registrations, declarations, notices and filings the failure of which to be obtained or made, individually or in the aggregate, would not (A) reasonably be expected to have a Parent Material Adverse Effect or (B) prevent or materially

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impede, interfere with, hinder or delay the consummation of the transactions contemplated by this Agreement.

Section 4.3 Intentionally Omitted.

Section 4.4 Solvency. As of the Effective Time and immediately after the consummation of the Merger, the Parent Parties and each of their Affiliates, including the Partnership, shall be solvent. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of any of the Parent Parties and each of their Affiliates, including the Partnership. In connection with the transactions contemplated hereby, the Parent Parties and their Affiliates have not incurred, nor plan to incur, debts beyond its ability to pay as they become absolute and matured. As of the Effective Time and immediately after the consummation of the Merger, the remaining capital of the Parent Parties and their Affiliates will be a reasonable amount for the business in which they are engaged.

Section 4.5 Ownership and Operations of Merger Sub. As of the date of this Agreement, all of the issued and outstanding equity interests of Merger Sub are, and at the Effective Time will be, owned by Parent, and such equity interests of Merger Sub have been duly authorized and validly issued in accordance with applicable Laws and the limited liability company agreement of Merger Sub and are fully paid and nonassessable (except to the extent such nonassessability may be affected by Sections 18-607 and 18-804 of DLLCA).

Section 4.6 Certain Arrangements. As of the date of this Agreement and except as contemplated by this Agreement, there are no contracts or other agreements, arrangements or understandings (whether oral or written) or commitments to enter into agreements, arrangements or understandings (whether oral or written) (i) between the Parent Parties or any of their respective Affiliates, on the one hand, and any member of the Partnership Parties’ management or directors, on the other hand, as of the date hereof that relate in any way to the Partnership Parties’ or the Merger or (ii) between the Parent Parties or any of their respective Affiliates, on the one hand, and any other Person, on the other hand, pursuant to which any Unitholder of the Partnership would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any Unitholder of the Partnership agrees to vote to adopt this Agreement or the Merger or agrees to vote against any Alternative Proposal.

Section 4.7 No Third Party Transaction. Neither the Parent Parties nor any of the respective Affiliates have entered into any agreement, arrangement or understanding with any third party concerning the possible sale of the Surviving Entity, equity interests in the Surviving Entity or all or substantially all the assets of the Surviving Entity to a third party after the Merger has been consummated.

Section 4.8 Finders or Brokers. None of the Parent Parties has engaged any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who might be entitled to any fee or any commission in connection with or upon consummation of the Merger or the other transactions contemplated hereby.

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Section 4.9 Access to Information; No Other Representations or Warranties; Disclaimer.

(a) Each of Parent and Merger Sub has conducted its own investigations of the Partnership Group Entities and acknowledges that it has been provided adequate access to the personnel, properties, premises and records of the Partnership Group Entities for such purpose.

(b) Except for the representations and warranties contained in this Article IV and except as otherwise expressly set forth in this Agreement or in the agreements or certificates entered into in connection herewith or contemplated hereby, none of the Parent Parties nor any other Person on behalf of the Parent Parties makes any other representation or warranty of any kind or nature, express or implied, in connection with the transactions contemplated by this Agreement.

(c) Except for the representations and warranties expressly set forth in this Agreement or in the agreements or certificates entered into in connection herewith or contemplated hereby, neither Parent nor Merger Sub has relied on any representation or warranty, express or implied, with respect to the Partnership Group Entities or with respect to any other information provided or made available to Parent or Merger Sub in connection with the transactions contemplated by this Agreement. None of the Partnership Group Entities nor any other Person will have or be subject to any liability or indemnification obligation to Parent, Merger Sub or any other Person resulting from the distribution to Parent or Merger Sub, or use by Parent or Merger Sub of any such information, including any information, documents, projections, forecasts or other material made available to Parent or Merger Sub or management presentations in expectation of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS AND AGREEMENTS

Section 5.1 Intentionally Omitted.

Section 5.2 Intentionally Omitted.

Section 5.3 No Solicitation.

(a) The Partnership Parties agree that from and after the date hereof until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VII, the Partnership Parties shall not, and shall cause their officers, directors, employees, agents and representatives (“Representatives”) not to, directly or indirectly,

(i) initiate, solicit, encourage or facilitate any inquiries, proposals or offers with respect to, or the making or completion of, an Alternative Proposal;

(ii) engage or participate in any negotiations concerning, or provide or cause to be provided any non-public information or data relating to, the Partnership Group Entities, in connection with, or have any discussions with any person relating to, an Alternative Proposal, or otherwise encourage or facilitate any effort or attempt to make or implement an Alternative Proposal, in each case, other than with the Parent Parties;

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(iii) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement relating to any Alternative Proposal; or

(iv) resolve to propose or agree to do any of the foregoing.

(b) Intentionally Omitted.

(c) Intentionally Omitted.

(d) Intentionally Omitted.

(e) The Board of Directors shall not (i) withdraw, modify or qualify in a manner adverse to Parent, or resolve to or publicly propose to withdraw, modify or qualify in a manner adverse to Parent, its approval of the Merger and this Agreement or (ii) approve, endorse or recommend (or publicly propose to approve, endorse or recommend) any Alternative Proposal or enter into a definitive agreement with respect to an Alternative Proposal.

(f) Intentionally Omitted.

(g) Nothing contained in this Agreement shall prohibit the Partnership Parties or the Board of Directors from complying with the Exchange Act, including disclosing to the Unitholders of the Partnership a position contemplated by Rules 14d-9 and 14e-2(a) promulgated thereunder.

(h) Intentionally Omitted.

(i) As used in this Agreement:

(i) “Alternative Proposal” shall mean any inquiry, proposal or offer from any Person or group of Persons other than the Parent Parties relating to, or that could reasonably be expected to lead to, in one transaction or a series of related transactions, (i) a merger, tender or exchange offer, consolidation, reorganization, reclassification, recapitalization, liquidation or dissolution, or other business combination involving any Partnership Group Entity, (ii) the issuance by the Partnership of (A) any general partner interest or (B) any class of equity interest in the Partnership constituting more than 30% of such class of equity interest in the Partnership or (iii) the acquisition in any manner, directly or indirectly, of (A) any general partner interest of the Partnership, (B) any class of equity interest in the Partnership constituting more than 30% of such class of equity interest in the Partnership or (C) more than 30% of the consolidated total assets of the Partnership Group Entities (including equity interests in any Subsidiary or Partially Owned Entity of the Partnership), in each case other than the Merger.

(ii) “Intervening Event” means a material event, change, development, effect, fact, circumstance or occurrence that was not known or reasonably foreseeable to the Board of Directors as of the date of this Agreement, which becomes known prior to the Unitholder Approval.

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Section 5.4 Preparation of Information Statement and Schedule 13E-3.

(a) Promptly following the date of this Agreement, the Partnership Parties shall prepare and file with the SEC the Information Statement, and the Partnership Parties and Parent shall prepare and file with the SEC the Schedule 13E-3. The Partnership Parties and Parent shall cooperate with each other in connection with the preparation of the foregoing documents. The Partnership Parties will use their commercially reasonable efforts to have the Information Statement, and the Partnership Parties and Parent will use their commercially reasonable efforts to have the Schedule 13E-3, cleared by the SEC as promptly as practicable after such filing. The Partnership Parties will use their commercially reasonable efforts to cause the Information Statement to be mailed to the Unitholders of the Partnership as promptly as practicable after the Information Statement is cleared by the SEC. The Partnership Parties shall as promptly as practicable notify Parent of the receipt of any oral or written comments from the SEC relating to the Information Statement or Schedule 13E-3. The Partnership Parties shall cooperate and provide Parent with a reasonable opportunity to review and comment on the draft of the Information Statement (including each amendment or supplement thereto) and the Partnership Parties and Parent shall cooperate and provide each other with a reasonable opportunity to review and comment on the draft Schedule 13E-3 (including each amendment or supplement thereto) and all responses to requests for additional information by and replies to comments of the SEC, prior to filing such with or sending such to the SEC, and the Partnership Parties and Parent will provide each other with copies of all such filings made and correspondence with the SEC with respect thereto. Partnership counsel shall, at the instruction of the Partnership Parties, prepare and file with the SEC the Schedule 13E-3, Information Statement and all other documents required to be filed in connection therewith.

(b) Each of the Partnership Parties and the Parent Parties agrees that none of the information supplied or to be supplied by such party or its Affiliates for inclusion or incorporation by reference (i) in the Information Statement will at the time of the mailing of the Information Statement to the Unitholders and at the time of any amendments thereof or supplements thereto, and (ii) in the Schedule 13E-3 to be filed with the SEC concurrently with the filing of the Information Statement, will, at the time of its filing with the SEC, and at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Intentionally Omitted.

Section 5.5 Efforts; Notification.

(a) Subject to the terms and conditions set forth in this Agreement, each of the parties hereto shall use their commercially reasonable efforts (subject to, and in accordance with, applicable Law) to take promptly, or to cause to be taken, all actions, and to do promptly, or to cause to be done, and to assist and to cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated hereby, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all

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necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby and (iv) the execution and delivery of any additional instruments reasonably necessary to consummate the transactions contemplated hereby.

(b) The Partnership Parties and Parent Parties shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith. The Partnership Parties and Parent Parties shall use their respective commercially reasonable efforts to furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable Law (including all information required to be included in the Information Statement and the Schedule 13E-3) in connection with the transactions contemplated by this Agreement.

(c) The Partnership Parties shall give prompt notice to Parent and the Purchasing Group, and Parent and the Purchasing Group shall give prompt notice to the Partnership Parties, of (i) the receipt of any notice or other communication in writing from any person alleging that the consent or approval of such third party is or may be required in connection with the transactions contemplated by this Agreement; (ii) the receipt of any notice or other communication from any Governmental Entity or the NYSE MKT (or any other securities market) in connection with the transactions contemplated by this Agreement; or (iii) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would be reasonably likely to cause or result in any of the conditions set forth in Article VII not being satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement or limit the remedies available to the party receiving such notice.

Section 5.6 Publicity. The initial press release with respect to the execution of this Agreement shall be a joint press release reasonably acceptable to Parent and the Partnership Parties. Thereafter, so long as this Agreement is in effect, none of the Partnership Parties or Parent Parties, nor any of their respective Affiliates shall issue or cause the publication of any press release or other announcement with respect to the Merger, this Agreement or the other transactions contemplated hereby without the prior consultation of the other parties, except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange.

Section 5.7 Indemnification and Insurance.

(a) The partnership agreement of the Surviving Entity shall, with respect to indemnification of directors and officers, not be amended, repealed or otherwise modified after the Effective Time in any manner that would adversely affect the rights thereunder of the Persons who at any time prior to the Effective Time were identified as prospective indemnitees

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under the Partnership Agreement in respect of actions or omissions occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement).

(b) All rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement) now existing in favor of the Indemnified Parties as provided in the Partnership Agreement, under applicable Delaware law, or otherwise, shall continue in full force and effect in accordance with their terms after the Effective Time.

(c) For a period of five (5) years after the Effective Time, Parent and Partnership Managing GP shall, and Parent and Partnership Managing GP shall cause the Surviving Entity (and its successors or assigns) to, maintain officers’ and directors’ liability insurance covering each person who is immediately prior to the Effective Time, or has been at any time prior to the Effective Time, an officer or director of any of the Partnership Group Entities and each person who immediately prior to the Effective Time is serving or prior to the Effective Time has served at the request of any of the Partnership Group Entities as a director, officer, trustee or fiduciary of another Person (collectively, the “Indemnified Parties”) who are or at any time prior to the Effective Time were covered by the existing officers’ and directors’ liability insurance applicable to the Partnership Group Entities (“D&O Insurance”) on terms substantially no less advantageous to the Indemnified Parties than such existing insurance with respect to acts or omissions, or alleged acts or omissions, prior to the Effective Time (whether claims, actions or other proceedings relating thereto are commenced, asserted or claimed before or after the Effective Time). Parent and the Partnership Managing GP shall have the right to cause coverage to be extended under the D&O Insurance by obtaining a five-year “tail” policy on terms and conditions no less advantageous than the existing D&O Insurance, and such “tail” policy shall satisfy the provisions of this Section 5.7(c).

(d) The rights of each Indemnified Party hereunder shall be in addition to any other rights such Indemnified Party may have under the governing documents of any Partnership Group Entity, under applicable Delaware Law, under any applicable agreements, by contract or otherwise. The provisions of this Section 5.7 shall survive the consummation of the Merger and expressly are intended to benefit, and shall be enforceable by, each of the Indemnified Parties.

(e) In the event Parent, Partnership Managing GP or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, Parent or Partnership Managing GP, as the case may be, shall cause proper provision to be made so that its successors or assigns shall assume the obligations set forth in this Section 5.7.

Section 5.8 Unitholder Litigation. The Partnership Parties shall give Parent the opportunity to participate in the defense or settlement of any litigation arising out of or related to the transactions contemplated by this Agreement against any of the Partnership Parties and/or their respective directors relating to the Merger or any other transactions contemplated hereby and no such settlement shall in any event be agreed to without Parent’s consent (which shall not be unreasonably withheld, conditioned or delayed).

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Section 5.9 Delisting. The Partnership and Parent shall cooperate and use reasonable best efforts to cause the delisting of the Units from the NYSE MKT and the deregistration of such Units as promptly as practicable following the Effective Time in compliance with applicable Law.

Section 5.10 No Financing Commitment. For the avoidance of doubt, it shall not be a condition to the obligations of the Parent Parties to effect the Merger for the Parent Parties to obtain financing to enable them to make payment of the aggregate Merger Consideration and the Parent Parties’ related fees and expenses or any other financing.

Section 5.11 Section 16 Matters. Prior to the Effective Time, the Partnership Parties shall take such steps, to the extent required and permitted, to cause the transactions contemplated by this Agreement, including any dispositions of equity securities (including derivative securities) of the Partnership by each individual who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Partnership, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

ARTICLE VI

CONDITIONS TO THE MERGER

Section 6.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment (or waiver by all parties) at or prior to the Effective Time of each of the following conditions:

(a) the Unitholder Approval of this Agreement and the Merger shall have been obtained;

(b) Final Approval (as such term is defined in the Settlement Agreement) of the Settlement Agreement;

(c) since the date hereof, there shall not have been any state of facts, event, change, effect, development, condition or occurrence (or, with respect to facts, events, changes, effects, developments, conditions, or occurrences existing prior to the date hereof, any worsening thereof) that, individually or in the aggregate, has had or would reasonably be expected to have a Partnership Material Adverse Effect; and

(d) no order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition enacted or promulgated by any Governmental Entity restraining, enjoining or otherwise prohibiting the consummation of the Merger shall be in effect;

Section 6.2 Conditions to Obligation of the Partnership Parties to Effect the Merger. The obligations of the Partnership Parties to effect the Merger are further subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any one or more of which may be waived in whole or in part by the Partnership Parties:

(a) the representations and warranties of the Parent Parties contained in Section 4.1(a) (Qualification; Organization) and Section 4.2 (Authority; No Violation; Consents and Approvals) shall be true and correct in all respects, in each case at and as of the date of this

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Agreement and at and as of the Closing Date as though made at and as of the Closing Date and (ii) the representations and warranties of the Parent Parties set forth in this Agreement (other than those referenced in clause (i) of this paragraph) shall be true and correct in all respects (disregarding any materiality or Parent Material Adverse Effect qualifiers therein) at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date, except where any failures of such representations or warranties to be so true and correct would not have, individually or in the aggregate, a Parent Material Adverse Effect; provided, however, that, with respect to clauses (i) and (ii) of this paragraph, representations and warranties that are made as of a particular date or period shall be true and correct (in the manner set forth in clause (i) or (ii), as applicable) only as of such date or period;

(b) the Parent Parties shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by them that are qualified by materiality or Parent Material Adverse Effect and shall have in all material respects performed all other obligations and complied with all other covenants required by this Agreement to be performed or complied with by them; and

(c) Parent shall have delivered to the Partnership Parties a certificate, dated the Effective Time and signed by its Chief Executive Officer or another senior executive officer, certifying to the effect that the conditions set forth in Sections 6.2(a) and 6.2(b) have been satisfied.

Section 6.3 Conditions to Obligation of the Parent Parties to Effect the Merger. The obligations of the Parent Parties to effect the Merger are further subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any one or more of which may be waived in whole or in part by the Parent Parties:

(a) (i) the representations and warranties of the Partnership Parties contained in Section 3.1(b) (Qualification, Organization, Subsidiaries, Etc.), Section 3.2 (Capitalization) and Section 3.3 (Authority; No Violation; Consents and Approvals) shall be true and correct in all respects, except, in the case of Section 3.2, for such inaccuracies as are de minimis in the aggregate, in each case at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date and (ii) the representations and warranties of the Partnership Parties set forth in this Agreement (other than those referenced in clause (i) of this paragraph) shall be true and correct in all respects (disregarding any materiality or Partnership Material Adverse Effect qualifiers therein) as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date, except where any failures of such representations or warranties to be so true and correct would not have, individually or in the aggregate, a Partnership Material Adverse Effect; provided, however, that, with respect to clauses (i) and (ii) of this paragraph, representations and warranties that are made as of a particular date or period shall be true and correct (in the manner set forth in clause (i) or (ii), as applicable) only as of such date or period; provided, further, that the representations and warranties referenced in clauses (i) and (ii) shall not be deemed to be inaccurate to the extent that the Parent Parties, J.D. Nichols or Brian Lavin had knowledge of such inaccuracy;

(b) the Partnership Parties shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by them that are qualified by materiality or Partnership Material Adverse Effect and shall have in all material

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respects performed all other obligations and complied with all other covenants required by this Agreement to be performed or complied with by them; and

(c) the Partnership Parties shall have delivered to the Parent Parties a certificate, dated the Effective Time and signed by an executive officer of the Partnership Managing GP, certifying to the effect that the conditions set forth in Sections 6.3(a) and 6.3(b) have been satisfied.

Section 6.4 Frustration of Conditions. No party may rely on the failure of any condition set forth in Section 6.1, 6.2 or 6.3, as the case may be, to be satisfied if such failure was caused by such party’s breach in any material respect of any provision of this Agreement or failure to use commercially reasonable efforts to consummate the Merger and the other transactions contemplated hereby, as required by and subject to Section 5.5.

ARTICLE VII

TERMINATION

Section 7.1 Termination or Abandonment. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or after any approval of the matters presented in connection with the Merger by the Unitholders of the Partnership:

(a) by the mutual written consent of the Partnership Parties and the Parent Parties;

(b) by either the Partnership Parties or the Parent Parties, if:

(i) the Effective Time shall not have occurred on or before September 30, 2014 (the “Outside Date”), unless the failure of the Closing to occur by the Outside Date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth in this Agreement;

(ii) an injunction, other legal restraint or order of any Governmental Entity shall have been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and such injunction, other legal restraint or order shall have become final and nonappealable; provided that the party seeking to terminate this Agreement pursuant to this Section 7.1(b)(ii) shall have complied in all material respects with its obligations in Section 5.5;

(iii) Intentionally Omitted; or

(iv) the Court does not grant Final Approval (as such term is defined in the Settlement Agreement) of the Settlement Agreement;

(c) by the Partnership Parties, if the Parent Parties shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform, either individually or in the aggregate with other breaches by the Parent Parties, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 6.2, and which is not curable or, if curable, is not cured by the earlier of (A) the Outside Date and (B) 30 days following written notice of such

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breach or failure to perform to the Parent Parties; provided that the right to terminate this Agreement pursuant to this paragraph shall not be available to the Partnership Parties if, at such time, a condition set forth in Section 6.3 is not capable of being satisfied; or

(d) by the Parent Parties, if any Partnership Party shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform, either individually or in the aggregate with other breaches by the Partnership Parties, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 6.3, and which is not curable or, if curable, is not cured by the earlier of (A) the Outside Date and (B) 30 days following written notice of such breach or failure to perform to the Partnership Parties; provided that the right to terminate this Agreement pursuant to this paragraph shall not be available to the Parent Parties if, at such time, a condition set forth in Section 6.2 is not capable of being satisfied.

Section 7.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 7.1, this Agreement shall terminate and become null and void (except for the provisions of Sections 7.2 and 7.3 and Article VIII), and there shall be no liability on the part of the Partnership Parties or the Parent Parties to the other except as provided in Section 7.3 and Article VIII, except that no such termination shall relieve any party from liability arising out of any knowing, willful or intentional breach of any provision of this Agreement, in which case the aggrieved party shall be entitled to all rights and remedies available at law or in equity.

Section 7.3 Expenses. Except as provided in this Section 7.3 and except for (i) the expenses in connection with printing and mailing the Information Statement and (ii) all fees relating to SEC filings required by the transactions contemplated herein (which fees and expenses shall be borne, in each case, equally by the Partnership Parties and the Parent Parties), all fees and expenses incurred by the parties hereto shall be borne solely by the party that has incurred such fees and expenses.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Nonsurvival of Representations, Warranties, Covenants and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for Section 5.7 and for those other covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Effective Time.

Section 8.2 Amendments; Waivers. At any time prior to the Effective Time, any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Partnership Parties and the Parent Parties, or in the case of a waiver, by the party against whom the waiver is to be effective; provided, however, that after receipt of Unitholder Approval, if any such amendment or waiver shall by the Partnership Agreement, applicable Law or in accordance with the rules and regulations of the NYSE MKT require further approval of the Unitholders of the Partnership, the effectiveness of such amendment or waiver shall be subject to the approval of the Unitholders of

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the Partnership. Notwithstanding the foregoing, no failure or delay by the Partnership Parties or the Parent Parties in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

Section 8.3 Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile or electronic transmission (with confirmation by telephone or return facsimile or electronic transmission), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows (or at such other address for a party as shall be specified by like notice):

To Parent or Merger Sub:

NTS Realty Capital, Inc.
600 North Hurstbourne Parkway, Suite 300
Louisville, Kentucky 40222
Attention: Brian F. Lavin
Facsimile: (502) 426-4994
Email: blavin@ntsdevco.com

with copies to:

Fore, Miller & Schwartz
200 South Fifth Street, Suite 700 North
Louisville, KY 40202
Attention: Stephen H. Miller
Facsimile: (502) 589-1637
Email: smiller@stephenhmiller.com

To Partnership Managing GP or the Partnership:

NTS Realty Capital, Inc.
600 North Hurstbourne Parkway, Suite 300
Louisville, Kentucky 40222
Attention: Mark D. Anderson

with copies to:

Taft Stettinius & Hollister LLP
111 East Wacker Drive, Suite 2800
Chicago, IL 60601
Attention: Cezar M. Froelich
Facsimile: (312) 527-9897
Email: cfroelich@taftlaw.com

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Section 8.4 Interpretation; Construction; Severability.

(a) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” shall be deemed to mean “and/or.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement.

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(c) If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such provision, covenant or restriction be enforced to the maximum extent permitted.

(d) In the event of any conflict between this Agreement and the Settlement Agreement or any Court Order relating thereto, the terms of the Settlement Agreement or Court Order, as applicable, shall control.

Section 8.5 Governing Law; Jurisdiction. This Agreement, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery (or a proper Delaware state court if the Court of Chancery does not have subject matter jurisdiction) or the federal courts sitting in the State of Delaware. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated

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hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 8.6 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, DIRECTLY OR INDIRECTLY, ARISING OUT OF, OR RELATING TO, THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.6.

Section 8.7 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Court of Chancery (or a proper Delaware state court if the Court of Chancery does not have subject matter jurisdiction) or the federal courts sitting in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In connection with any request for specific performance or equitable relief by any party hereto, each of the other parties waive any requirement for the security or posting of any bond in connection with such remedy.

Section 8.8 Assignment: Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.9 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

Section 8.10 Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the schedules, documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter

26

hereof and thereof and, except as set forth in Section 5.7 and except for the rights of Unitholders whose Units are converted into the right to receive the Merger Consideration pursuant to Section 2.1 to receive such Merger Consideration after the Effective Time, is not intended to and shall not confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 8.11 No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

Section 8.12 Certain Definitions. For purposes of this Agreement, the following terms will have the following meanings when used herein:

(a) “Affiliates” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, for purposes of this Agreement (a) each of the Parent Parties and their respective members and managers and their Affiliates shall not be deemed to be an Affiliate of the Partnership or any of the Subsidiaries of Partnership, and (b) none of the Partnership or any of the Subsidiaries of Partnership shall be deemed to be an Affiliate of the Parent Parties. In addition, for purposes of this Agreement, each member of the Purchasing Group shall be treated as an Affiliate of the Parent Parties.

(b) “Business Day” means any day other than a Saturday, Sunday or a day on which the banks in New York are authorized by law or executive order to be closed.

(c) “Contracts” means any contracts, agreements, licenses, notes, bonds, mortgages, indentures, commitments, leases or other instruments or obligations, whether written or oral.

(d) “Encumbrances” means pledges, restrictions on transfer, proxies and voting or other agreements, liens, claims, charges, mortgages, security interests or other legal or equitable encumbrances, limitations or restrictions of any nature whatsoever.

(e) “Governmental Entity” means any (a) multinational, federal, national, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, administrative agency, board, bureau or agency, domestic or foreign, (b) subdivision, agent, commission, board, or authority of any of the foregoing, or (c) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under, or for the account of, any of the foregoing, in each case, which has jurisdiction or authority with respect to the applicable party.

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(f) “Knowledge” or “knowledge” means (i) with respect to Parent, the knowledge of the individuals listed on Section 8.12(f)(i) of the Parent Disclosure Schedule and (ii) with respect to the Partnership Parties, the knowledge of the individuals listed on Section 8.12(f)(ii) of the Partnership Disclosure Schedule.

(g) “Law” or “Laws” means all statutes, regulations, statutory rules, orders, judgments, decrees and terms and conditions of any grant of approval, permission, authority, permit or license of any court, Governmental Entity, statutory body or self-regulatory authority (including the NYSE MKT).

(h) “Limited Partner” has the meaning set forth in the Partnership Agreement.

(i) “Net Settlement Fund” means Seven Million Four Hundred and One Thousand, Four Hundred and Eighty-Seven Dollars ($7,401,487) less any and all amounts payable in respect of attorneys’ fees and reimbursement of expenses to plaintiffs’ counsel or an incentive award for plaintiffs.

(j) “Orders” or “orders” means any orders, judgments, injunctions, awards, decrees or writs handed down, adopted or imposed by, including any consent decree, settlement agreement or similar written agreement with, any Governmental Entity.

(k) “organizational or governing documents” means, for a corporation, the certificate of incorporation (or similarly-titled document of equivalent effect) and bylaws; for a partnership, the certificate of limited partnership (or similarly-titled document of equivalent effect) and partnership agreement; for a limited liability company, the certificate of formation (or similarly-titled document of equivalent effect) and limited liability company agreement; and for other business entities, certificates and documents of equivalent effect.

(l) “Parent Material Adverse Effect” means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences, prevents or materially delays or materially impairs or would be reasonably likely to prevent or materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger and the other transactions contemplated hereby.

(m) “Partially Owned Entity” means, with respect to a specified person, any other person that is not a Subsidiary of such specified person but in which such specified person, directly or indirectly, owns less than 100% of the equity interests thereof (whether voting or non-voting and including beneficial interests).

(n) “Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of December 29, 2005, as amended from time to time.

(o) “Partnership Group Entities” means the Partnership Parties and each direct or indirect Subsidiary and Partially Owned Entity of the Partnership.

(p) “Partnership Material Adverse Effect” means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences, has had or would be reasonably likely to have a material

28

adverse effect on (i) the business, condition (financial or otherwise) or results of operations of the Partnership Parties and the Subsidiaries of the Partnership, taken as a whole, or (ii) the ability of the Partnership Parties to perform their obligations hereunder or to consummate the Merger and the other transactions contemplated hereby; provided, however, that a Partnership Material Adverse Effect shall not include (A) facts, circumstances, events, changes, effects or occurrences (I) generally affecting the industries in which the Partnership Parties operate, (II) generally affecting the economy or the financial or securities markets in the United States or globally (including interest rates), (III) generally affecting regulatory or political conditions in the United States, (IV) caused by compliance with the terms of this Agreement (including omissions required by this Agreement), (V) caused by the announcement or pendency of the Merger (including litigation brought by any Unitholders of the Partnership (on their own behalf or on behalf of the Partnership) or (VI) caused by any action taken or omitted to be taken by an officer of a Partnership Party at the direction of any of the Parent Parties or any member of the Purchasing Group (except, with respect to each of J.D. Nichols and Brian Lavin, (1) in his capacity as part of, (2) in accordance with authority delegated to him by, or (3) as otherwise authorized by, the Board of Directors or any committee thereof); (B) changes in applicable Laws or generally accepted accounting principles after the date hereof, (C) a decrease in the market price of the Units; (D) any failure by the Partnership Parties to meet any internal or publicly disclosed projections, forecasts or estimates of revenue or earnings; or (E) any decrease in distributions in respect of the Units; (F) geopolitical conditions, the outbreak or escalation of hostilities, any acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of this Agreement; or (J) any hurricane, tornado, flood, earthquake or other natural disaster; except, in the case of clauses (A)(I), (A)(II), (A)(III), (F) and (J) of this definition, for any fact, circumstance, event, change, effect or occurrence that has a disproportionate effect of the Partnership Parties and the Subsidiaries of the Partnership, taken as a whole, relative to other participants in the industries in which the Partnership Parties operate.

(q) “Partnership Non-Managing GP” means NTS Realty Partners, LLC, a Delaware limited liability company.

(r) “Permitted Encumbrances” means (i) carriers’, warehousemens’, mechanics’, materialmen’s, repairmen’s or other like liens imposed by law arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceeding, (ii) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements, (iii) liens, security interests, charges or other encumbrances imposed by law for Taxes not yet due and payable or which are being contested in good faith by appropriate proceedings (provided that adequate reserves with respect thereto are maintained on the books of such person or its subsidiaries, as the case may be, in conformity with GAAP), (iv) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, (v) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, do not materially interfere with the ordinary conduct of the business by the relevant person and its subsidiaries, and (vi) liens, title defects, preferential rights or other encumbrances created

29

pursuant to construction, operating and maintenance agreements, space lease agreements and other similar agreements, in each case having ordinary and customary terms and entered into in the ordinary course of business by the relevant person and its subsidiaries.

(s) “person” or “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including a Governmental Entity, and any permitted successors and assigns of such person.

(t) “Purchasing Group” means (i) J.D. Nichols; (ii) Brian Lavin; (iii) NTS Realty Capital, Inc.; (iv) NTS Realty Partners, LLC; (v) ORIG, LLC; (vi) Ocean Ridge Investments, Ltd.; (vii) BKK Financial, Inc.; (viii) The J.D. Nichols Irrevocable Trust for My Daughters; (ix) The J.D. Nichols Irrevocable Trust for My Grandchildren; (x) Kimberly Ann Nichols; (xi) Zelma Nichols; and (xii) Brickwood, LLC.

(u) “Settlement Agreement” means that certain Stipulation and Agreement of Compromise, Settlement and Release related to Dannis, Stephen, et al. v. Nichols, J.D., et al., Case No. 13-CI-00452 pending in Jefferson County Circuit Court of the Commonwealth of Kentucky, the entirety of which is incorporated by reference into this Agreement.

(v) “Solvent” when used with respect to any Person, means that, as of any date of determination (a) the amount of the “fair saleable value” of the assets of such Person will, as of such date, exceed (i) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with applicable Laws governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of such Person on its existing debts (including contingent and other liabilities) as such debts become absolute and mature, (b) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date, and (c) such Person will be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.

(w) “Subsidiaries” of any person means any corporation, partnership, association, trust or other form of legal entity of which (i) more than 50% of the outstanding voting securities are directly or indirectly owned by such person, or (ii) such person or any Subsidiary of such person is a general partner.

(x) “Tax” or “Taxes” means any taxes, assessments, fees and other governmental charges imposed by any Governmental Entity, including income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, goods and services, turnover, sales, (aa) use, property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits,

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occupational, premium, windfall profit, severance, estimated, or other charge of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

(y) “Tax Return” means any return, declaration, report, election, designation, notice, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

(z) “Unit” means has the meaning set forth in the Partnership Agreement or, with respect to an interest or former interest in a predecessor of the Partnership that was or is exchangeable for Units or any right to such an exchange, such interest, former interest or right.

(aa) “Unitholder” means the holder of a Unit, an interest or former interest in a predecessor of the Partnership that was or is exchangeable for Units or any right to such an exchange, as applicable.

(bb) “Unitholder Approval” means approval of at least a majority of the outstanding Units voting together as a single class.

(cc) Each of the following terms is defined in the Section set forth opposite such term:

Agreement	Preamble
Alternative Proposal	Section 5.3(i)(i)
Board of Directors	Recitals
Book-Entry Units	Section 2.2(a)
Certificate of Merger	Section 1.3
Certificates	Section 2.2(a)
Closing	Section 1.2
Closing Date	Section 1.2
Code	Section 2.2(b)(iii)
Court	Recitals
D&O Insurance	Section 5.7(c)
Delaware Action	Recitals
Delaware Court	Recitals
Directors Plan	Section 2.1(a)
DLLCA	Section 1.1
DRULPA	Section 1.1
Effective Time	Section 1.3
Exchange Act	Section 3.3
Exchange Fund	Section 2.2(a)
GAAP	Section 3.4(b)
Indemnified Parties	Section 5.7(c)
Information Statement	Section 3.3(e)
Intervening Event	Section 5.3(i)(ii)
Kentucky Action	Recitals
Letter of Transmittal	Section 2.2(b)(i)
Merger	Recitals
Merger Consideration	Section 2.1(a)

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Merger Sub	Preamble
Outside Date	Section 7.1(b)(i)
Original Merger	Recitals
Original Merger Agreement	Recitals
Original Merger Consideration	Recitals
Parent	Preamble
Parent Disclosure Schedule	Article IV
Parent Parties	Preamble
Partnership	Preamble
Partnership Disclosure Schedule	Article III
Partnership Financial Statements	Section 3.4(b)
Partnership Managing GP	Preamble
Partnership Parties	Preamble
Paying Agent	Section 2.2(a)
Remaining Interests	Section 2.1(b)
Representatives	Section 5.3(a)
Schedule 13E-3	Section 3.3(e)
SEC	Section 3.3(e)
Securities Act	Section 3.4(a)
SOX	Section 3.4(a)
Special Committee	Recitals
Surviving Entity	Section 1.1

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first above written.

NTS MERGER PARENT, LLC By: /s/ Brian F. Lavin Name: Brian F. Lavin Title: Manager

NTS MERGER SUB, LLC By: /s/ Brian F. Lavin Name: Brian F. Lavin Title: Manager

NTS REALTY HOLDINGS LIMITED PARTNERSHIP By: NTS REALTY CAPITAL, INC., its managing general partner By: /s/ Mark D. Anderson Name: Mark D. Anderson Title: Director

NTS REALTY CAPITAL, INC. By: /s/ Mark D. Anderson Name: Mark D. Anderson Title: Director

ANNEX B - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT AND RELEASE
DATED AS OF FEBRUARY 4, 2014

B-1

NO. 13-CI-00452
JEFFERSON CIRCUIT COURT
DIVISION FOUR (4)
HON. CHARLES L. CUNNINGHAM, JR.

STEPHEN J. DANNIS, et al.	PLAINTIFFS

STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT AND RELEASE
v.

J. D. NICHOLS, et al.	DEFENDANTS

The parties, through their undersigned counsel, in the above-captioned action (the “Action” or the “Kentucky Action”), have reached this Stipulation and Agreement of Compromise, Settlement and Release (with the exhibits hereto, the “Stipulation”), which provides for the full and complete settlement of the Actions, as defined below, on the terms set forth herein (the “Settlement”), subject to approval by this Court:

WHEREAS, on December 28, 2012, NTS Realty Holdings Limited Partnership (“NTS” or the “Company”) announced that it and NTS Realty Capital, Inc. (“Realty Capital”), the Company’s managing general partner, entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) with NTS Merger Parent, LLC (“Parent”), an entity controlled by the Company’s founder and Realty Capital’s Chairman, J.D. Nichols, and Realty Capital’s President and Chief Executive Officer, Brian F. Lavin, and NTS Merger Sub, LLC (“Merger Sub”), a wholly-owned subsidiary of Parent, and together with Mr. Nichols, Mr. Lavin, Parent and certain of their respective affiliates, the “Purchasers”);

WHEREAS, the Original Merger Agreement was negotiated between the Purchasers, on the one hand, and a special committee (the “Special Committee”)

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comprised of the outside directors of the Realty Capital board of directors, Mark D. Anderson, John P. Daly, Sr. and John Lenihan, with the assistance of its financial advisor, Centerboard Securities, LLC (“Centerboard”), on the other hand;

WHEREAS, upon consummation of the transactions proposed in the Original Merger Agreement, Merger Sub was to merge with and into NTS and NTS was to continue as the surviving entity (the “Original Merger”). Upon consummation of the Original Merger, all of the NTS limited partnership units (“Units”), other than Units owned by the Purchasers, were to have been canceled and converted automatically into the right to receive a cash payment equal to $7.50 per Unit (the “Original Merger Consideration”);

WHEREAS, on January 25, 2013, the Kentucky Action was filed in the Court by plaintiffs Stephen and Sharon Dannis alleging, among other things, that Realty Capital’s board of directors had breached their fiduciary duties in connection with their consideration and approval of the Original Merger Agreement;

WHEREAS, on February 4, 2013, NTS filed a Preliminary Proxy Statement on Schedule 14A with the Securities and Exchange Commission (“SEC”);

WHEREAS, between February 12, 2013 and February 15, 2013, two actions were filed in the Delaware Court of Chancery (the “Delaware Court”) by NTS unitholders alleging, among other things, that Realty Capital’s board of directors had breached their fiduciary duties in connection with their consideration and approval of the Original Merger Agreement. These actions, and their filing dates, are as follows: R. Jay Tejera v. NTS Realty Holdings LP et al., C.A. No. 8302-VCP, filed February 12, 2013 and Gerald A. Wells v. NTS Realty Holdings LP et al., C.A. No. 8322-VCP, filed February 15, 2013.

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WHEREAS, on March 13, 2013, plaintiffs Stephen and Sharon Dannis filed an amended complaint in the Kentucky Action;

WHEREAS, on March 19, 2013, the Delaware Court consolidated the Tejera and Wells actions under the consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. CA. No. 8302-VCP (the “Delaware Action”) and appointed the law firms of Rigrodsky & Long, P.A. and Wohl & Fruchter LLP as Co-Lead Counsel for plaintiffs in the Delaware Action;

WHEREAS, on April 12, 2013 Defendants filed their motions to dismiss the amended complaint in the Kentucky Action;

WHEREAS, on April 24, 2013, counsel appeared in the Kentucky Action and the Court set a briefing schedule for hearing on the motions to dismiss;

WHEREAS, after counsel for plaintiff Tejera advised of his intention to join in prosecution of the Kentucky Action and plaintiffs Tejera and Stephen and Sharon Dannis tendered a proposed Second Amended Complaint on May 24, 2013, the parties submitted an agreed order on May 31, 2013, allowing plaintiffs to file a Second Amended Complaint, which order was entered June 7, 2013;

WHEREAS, in contemplation of plaintiff Tejera joining in the prosecution of the Kentucky Action, all parties stipulated to dismissal of his claims in the Delaware Action, which stipulation was approved by the Delaware Court on June 12, 2013;

WHEREAS, plaintiffs Tejera and Stephen and Sharon Dannis thereupon served their Second Amended Class Action Complaint (the “Complaint”) on June 13, 2013 and Defendants thereafter filed their motions to dismiss the Complaint;

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WHEREAS, in early July 2013, Defendants proposed that the parties meet to discuss a possible resolution of the Actions, and the plaintiffs in the Kentucky and Delaware Actions (collectively, “Plaintiffs”) agreed to do so following receipt of detailed financial information and other discovery and an opportunity to fully review and analyze such discovery;

WHEREAS, the parties submitted a proposed Agreed Confidentiality Order, which the Court approved and entered on July 15, 2013;

WHEREAS, on July 19, 2013, NTS filed an amended Preliminary Proxy Statement on Schedule 14A with the SEC;

WHEREAS, between May and July, 2013, Defendants and Centerboard produced approximately 51,000 pages of documents, and also provided spreadsheets containing property-level financial data for the period January 1, 2006 to June 30, 2013;

WHEREAS, Plaintiffs engaged a national real estate advisory firm to obtain comparable sales data for each property in the NTS portfolio and operating expense data for each market;

WHEREAS, Plaintiffs retained a valuation expert who utilized the comparable property and expense data in conjunction with financial data supplied by Defendants to perform a detailed property-level valuation analysis;

WHEREAS, on August 15, 2013, at the parties’ request in contemplation of settlement negotiations, the Court entered an Agreed Order suspending briefing on Defendants’ motions to dismiss;

WHEREAS, on August 20-21, 2013, the parties conducted two days of in-person negotiations, with Plaintiffs’ valuation expert and representatives of the Special

4

Committee’s financial advisor, Centerboard, and continued to discuss settlement over the following weeks;

WHEREAS, the parties’ settlement negotiations were unsuccessful and certain Defendants issued notice to resume briefing of motions to dismiss;

WHEREAS, counsel for the parties appeared at a status conference before the Court on September 13, 2013, met in person after such conference to further discuss settlement, and conducted additional settlement discussions by telephone thereafter, which concluded unsuccessfully in late September 2013;

WHEREAS, Plaintiffs filed their opposition to Defendants’ motions to dismiss on September 24, 2013 and Defendants filed their reply briefs on October 15, 2013;

WHEREAS, the Original Merger Agreement provided that either the Special Committee or the Purchasers could terminate such agreement if the Original Merger was not consummated by September 30, 2013, and on October 18, 2013, the Special Committee delivered notice terminating the Original Merger Agreement;

WHEREAS, the parties resumed settlement discussions in early November 2013 and after extensive discussions among counsel, ultimately reached agreement to settle for total per-unit merger consideration of $9.25 in cash (less attorneys’ fees and expenses, if any, approved by the Court), and on the other terms set forth in the form of merger agreement annexed hereto as Exhibit A (the “Amended Merger Agreement”);

WHEREAS, the Realty Capital directors and officers, together with NTS and Realty Capital, each have denied, and continue to deny, that they have committed or aided and abetted the commission of any violation of law or duty or engaged in any of the wrongful acts alleged in the Action, and expressly maintain that they diligently and

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scrupulously complied with their fiduciary and other legal duties in connection with the Original Merger, the Original Merger Agreement and the Amended Merger Agreement and are entering into this Settlement solely to eliminate the burden and expense of further litigation;

WHEREAS, Plaintiffs continue to maintain that their claims have merit and believe that the settlement set forth in this Stipulation is, subject to confirmatory discovery provided herein, fair, reasonable, adequate, and in the best interests of Plaintiffs and the Class (as defined below);

WHEREAS, the parties wish to settle and resolve the claims asserted by Plaintiffs and all claims relating to or arising out of the Original Merger Agreement, the Original Merger, the Amended Merger Agreement as hereinafter defined and related transactions (collectively, the “Proposed Transactions”);

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED, in consideration of the benefits afforded herein, that the Kentucky and Delaware Actions (together, the “Actions”) shall be compromised, settled, released and dismissed with prejudice, upon and subject to the following terms and conditions, and further subject to the approval of the Court and pursuant to the Kentucky Rules of Civil Procedure:

SETTLEMENT CONSIDERATION

1.   In consideration for the full settlement and release of all Settled Claims (as defined below), Wells Fargo Shareowner Services (“Paying Agent”), shall pay to each member of the Class, as hereinafter defined, in connection with the closing of the merger contemplated in the Amended Merger Agreement (“Merger”), (i) $7.50 per Unit, plus (ii) a share of the Net Settlement Fund (as defined below), divided pro rata among the

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Eligible Units (as defined below), at the time, subject to the conditions and pursuant to the procedures set forth in Section 2.2(b) of the Amended Merger Agreement.

2.   The total number of Units held by the members of the Class is 4,229,421 (the “Eligible Units”), and the settlement consideration payable hereunder is $1.75 per Unit, resulting in a total settlement payment of Seven Million Four Hundred and One Thousand, Four Hundred and Eighty-Seven Dollars ($7,401,487) (the “Settlement Payment”). The Settlement Payment, less fees, expenses and Incentive Award to Plaintiffs, if any awarded by the Court, shall constitute the Net Settlement Fund (“Net Settlement Fund.”) All Defendants acknowledge that the prosecution of the Actions and the efforts of counsel for Plaintiffs (collectively, “Plaintiffs’ Counsel”) were the sole causal factors that led to the agreement to make the Settlement Payment.

3.   Parent and Merger Sub, or their affiliates, shall pay the Original Merger Consideration and the Settlement Payment to the Paying Agent at or before the closing of the Merger. The Paying Agent shall hold the Settlement Payment in trust pending disbursement as provided in the Amended Merger Agreement. The Settlement Payment and the Original Merger Consideration shall not be due or owing under this Stipulation or paid as provided herein until (i) the Court has finally certified the Class; (ii) Final Approval of the Settlement has occurred; (iii) the Court has approved a complete release of all Released Persons (defined below), in the form customarily approved by the Court in connection with settlements of this type; (iv) an Order dismissing the Kentucky Action with prejudice has become final and no longer subject to appeal, whether by passage of time or otherwise; (v) an Order dismissing the Delaware Action with prejudice has become final and no longer subject to appeal, whether by passage of time or otherwise;

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(vi) the Effective Time (as defined in the Amended Merger Agreement); and (vii) with respect to any member of the Class, paid in compliance with the procedures set forth in Section 2.2(b) of the Amended Merger Agreement by or on behalf of such member. The Parent Parties and the Surviving Entity (both as defined in the Amended Merger Agreement) shall be responsible for the costs of making the Settlement Payment.

4.   “Excluded Unitholders” shall include J.D. Nichols, Brian F. Lavin, NTS Realty Capital, Inc., NTS Realty Partners, LLC, ORIG, LLC, Ocean Ridge Investments, Ltd., BKK Financial, Inc., The J.D. Nicholas Irrevocable Trust for My Daughters, The J.D. Nichols Irrevocable Trust for My Grandchildren, Kimberly Ann Nichols, Zelma Nichols and Brickwood, LLC. The Special Committee members are not Excluded Unitholders. Excluded Unitholders shall have no claim to and shall not receive any of the Settlement Payment, in whole or in part. The Excluded Unitholders hereby relinquish any right of themselves or their respective affiliates to receive any part of the Settlement Payment, or any additional amount based on any claim relating to the fact that the Settlement Payment is being received by any other unitholder, in each case under any theory, including but not limited to contract, application of statutory or judicial law, or equity.

CLASS CERTIFICATION

5.   For settlement purposes only, the parties agree that the Action shall be conditionally certified as a non-opt out class (the “Class”) pursuant to Kentucky Rules of Civil Procedure 23.01, 23.02 and 23.03, defined as:

Any and all record holders and beneficial owners of NTS Units, and any holder of any current or former right, upon due surrender of any equity or interest in a predecessor partnership that was merged with and into NTS and delivery of related documentation in connection with such surrender, to exchange such equity or

8

interest for NTS Units, other than the Excluded Unitholders, their respective successors in interest, successors, predecessors in interest, predecessors, representatives, trustees, executors, administrators, heirs, assigns or transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming under, any of them, and each of them, together with their predecessors and successors and assigns, who held Units of NTS and such rights at any time between December 28, 2012 and the date of final approval.

6.   In the event the Settlement does not become final for any reason, Defendants reserve the right to oppose certification of any Plaintiff class in future proceedings.

SUBMISSION AND APPLICATION TO THE COURT

7.   As soon as practicable after this Stipulation has been executed the parties shall apply jointly for an Order preliminarily approving the Settlement (the “Preliminary Approval Order”) substantially in the form attached hereto as Exhibit B establishing the procedure for: (i) the approval of notice to the Class substantially in the form attached hereto as Exhibit C (the “Notice”), and (ii) the Court’s consideration of the proposed Settlement, Class certification, and Plaintiffs’ application for attorneys’ fees and expenses and an incentive award to Plaintiffs.

CONFIRMATORY DISCOVERY

8.   Defendants shall provide to Plaintiffs’ Counsel such additional discovery, including depositions, as is reasonably necessary for Plaintiffs to confirm that the Settlement is fair, reasonable and adequate. Plaintiffs will complete such discovery by January 30, 2014 and make a final determination with respect to the fairness, reasonableness and adequacy of the Settlement and provide notice to Defendants on or before February 10, 2014.

9

NOTICE AND INFORMATION STATEMENT

9.   Notice of the proposed Settlement shall be provided by NTS, at its expense, by mailing a Notice in substantially the form attached hereto as Exhibit C to all unitholders of record of NTS, in accordance with the Preliminary Approval Order, and shall publish the notice and this Stipulation on the “investor relations” page of NTS’s website. Counsel for NTS shall, at least ten (10) business days before the Settlement Hearing (as defined below), file with the Court an appropriate affidavit with respect to the preparation and mailing of the Notice.

10.   Defendants shall provide the Information Statement for the Merger to Plaintiffs for review prior to submission thereof to the SEC. Defendants shall incorporate into such draft the additional disclosures set forth in Exhibit D hereto. The final Information Statement issued in connection with the Merger shall be in a form reasonably acceptable to Plaintiffs. Such final Information Statement shall be approved or rejected by Plaintiffs within three (3) business days of submission.

ORDER AND FINAL JUDGMENT

11.   If the Settlement (including any modification thereto made with the consent of the parties hereto as provided for herein) shall be approved by the Court following a hearing (the “Settlement Hearing”) as fair, reasonable, and adequate and in the best interests of the Class, the parties shall jointly request that the Court enter an Order and Final Judgment substantially in the form attached hereto as Exhibit E.

12.   The Order and Final Judgment shall, among other things, provide for the full and complete dismissal with prejudice of the Actions, and the settlement and release of, and a permanent injunction barring, any claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, costs, expenses,

10

matters and issues known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, that have been, could have been, or in the future can or might be asserted in any court, tribunal or proceeding, (including but not limited to any claims arising under federal, state, foreign or common law, including the federal securities laws and any state disclosure law), by or on behalf of Plaintiffs or any member of the Class, whether individual, direct, class, derivative, representative, legal, equitable, or any other type or in any other capacity (collectively, the “Releasing Persons”) against NTS, Realty Capital, NTS Realty Partners, LLC, J.D. Nichols, Brian F. Lavin, Parent, Merger Sub, NTS Development Company, NTS Management Company, Mark D. Anderson, John P. Daly, Sr., and John Lenihan, or any of their families, parent entities, controlling persons, associates, affiliates or subsidiaries and each and all of their respective past or present officers, directors, stockholders, principals, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, entities providing fairness opinions, underwriters, brokers, dealers, advisors or agents, heirs, executors, trustees, general or limited partners or partnerships, limited liability companies, members, managers, joint ventures, personal or legal representatives, estates, administrators, predecessors, successors and assigns (collectively, the “Released Persons”) which have arisen, could have arisen, arise now or hereafter, out of or relating in any manner to the acts, events, facts, matters, transactions, occurrences, statements, representations, misrepresentations or omissions or any other matter whatsoever set forth in or otherwise related, directly or indirectly, to the allegations in the Actions, claims of mismanagement or self dealing

11

against the management of NTS, the Original Merger Agreement, the Amended Merger Agreement, the Proposed Transactions, or disclosures made in connection therewith (including the adequacy and completeness of such disclosures) (collectively, the “Settled Claims”), however, the Settled Claims shall not include any claims to enforce the Settlement.

13.   The Order and Final Judgment shall also provide that the Released Persons shall be deemed to have, and by operation of the judgment shall have, fully, finally, and forever released, relinquished, and discharged Plaintiffs, each and all members of the Class, and Plaintiffs’ Counsel from all claims (including unknown claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Settled Claims.

CONDITIONS OF SETTLEMENT

14.   Defendants deny and continue to deny that they have committed or aided and abetted the commission of any unlawful or wrongful acts alleged in the Actions, and expressly maintain that they diligently and scrupulously complied with their fiduciary duties and other legal duties in connection with the Proposed Transactions. All Defendants are entering into the Stipulation solely because the proposed Settlement will eliminate the burden and expense of further litigation. Plaintiffs continue to maintain that their claims have merit as set forth in the Complaint.

15.   Plaintiffs and Plaintiffs’ Counsel represent that none of Plaintiffs’ claims or causes of action referred to in the Stipulation have been assigned, encumbered or otherwise transferred.

16.   The Settlement is conditioned upon the fulfillment of each of the following:

12

       (i) Plaintiffs’ determination, following completion of the confirmatory discovery provided in paragraph 8 above, that the Settlement is fair, reasonable and adequate to them and the Class;

       (ii) Plaintiffs’ approval of the form of the final Information Statement issued in connection with the Merger, as provided in paragraph 10 above;

       (iii) the approval of the Merger, on substantially the terms set forth in the Amended Merger Agreement, by the holders of a majority of the Units of the Company;

       (iv) The Purchasers agree and commit to vote in favor of approval of the Merger;

       (v) the dismissal with prejudice of the Kentucky Action without the award of any damages, costs, fees or the grant of any further relief beyond that provided by this Stipulation;

       (vi) the entry of an Order dismissing the Delaware Action with prejudice;

       (vii) the entry of a final judgment in the Kentucky Action approving the proposed Settlement and providing for the dismissal with prejudice of the Action and approving the grant of a release by the Class to the Released Persons of the Settled Claims;

       (viii) the inclusion in the final judgment of a provision enjoining all members of the Class from asserting any of the Settled Claims; and

13

          (ix) such final judgment and dismissal of the Actions being finally affirmed on appeal or such final judgment and dismissal not being subject to appeal (or further appeal) by lapse of time or otherwise.

17.   Each of the Defendants shall have the right to withdraw from the Settlement in the event that any claims related to the subject matter of the Actions are commenced or prosecuted against any of the Released Persons (as defined in paragraph 12 above) in any court prior to final approval of the Settlement and (following a motion by the Defendants) such claims are not dismissed with prejudice or stayed in contemplation of dismissal. In the event such claims are commenced, all Plaintiffs and all Defendants agree to cooperate and use their reasonable best efforts to secure the dismissal (or a stay in contemplation of dismissal following final approval of the Settlement) thereof.

18.   This Stipulation shall be null and void and of no force and effect if the Settlement does not obtain Final Approval for any reason. In any such event, this Stipulation shall not be deemed to prejudice in any way the respective positions of the parties with respect to the Actions or to entitle any party to the recovery of agreed costs and expenses incurred in connection with the intended implementation of the Settlement; provided, however, that NTS or its successor shall be responsible for paying the costs of providing the Notice to the Class regardless of whether the Settlement is approved.

19.   In the event that the proposed Settlement is rendered null and void for any reason, the existence of or the provisions contained in this Stipulation shall not be deemed to prejudice in any way the respective positions of any party with respect to the Actions, including the right of any Defendant to oppose the certification of the Class in

14

any future proceedings; nor shall they be deemed a presumption, a concession, or an admission by Plaintiffs or any of Defendants of any fault, liability, or wrongdoing as to any facts, claims, or defenses that have been or might have been alleged or asserted in the Actions, or any other action or proceeding or each thereof; nor shall they be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any person in the Actions, or in any other action or proceeding.

FINAL COURT APPROVAL

20.   The approval of the Settlement by the Court shall be considered final (“Final Approval”) for purposes of this Stipulation upon the later of (i) unless waived by agreement of the parties, the expiration of the time for the filing or notice of an appeal or motion for re-argument or rehearing from the Court’s Order and Final Judgment approving the material terms of the Settlement without such appeal or motion having been made; (ii) the date of final affirmance of the Court’s Order and Final Judgment on any appeal or re-argument or rehearing; or (iii) the final dismissal of any appeal. Notwithstanding the foregoing, Final Approval shall not be conditioned upon the approval of any award of attorneys’ fees and expenses to Plaintiffs’ counsel and shall not be delayed based on any proceedings solely relating to any award of attorneys’ fees and expenses to Plaintiffs’ counsel.

ATTORNEYS’ FEES, REIMBURSEMENT OF EXPENSES AND INCENTIVE AWARD

21.   Plaintiffs’ counsel intend to petition the Court for an award of attorneys’ fees and reimbursement of expenses incurred in connection with the Actions, together with an incentive award for Plaintiffs (the “Fee and Expense Application”). Any and all amounts payable in respect of attorneys’ fees and reimbursement of expenses to

15

Plaintiffs’ counsel or an incentive award for Plaintiffs will be paid out of the Settlement Payment. Defendants shall take no position as to the Fee and Expense Application so long as the attorneys fees requested do not exceed thirty (30%) percent of the Settlement Payment. The amount awarded by the Court, if any, pursuant to the Fee and Expense Application shall be paid by the Paying Agent to Plaintiffs’ Counsel within five (5) business days after the closing of the Merger, into an account mutually designated by Plaintiffs’ Counsel and shall be held in trust and disbursed to all parties entitled to payment thereof. No other application for attorneys’ fees and expenses shall be filed by counsel for Plaintiffs in the Actions, and counsel for Plaintiffs expressly waive any right to seek any award of such fees and expenses in connection with the Settlement of the Actions except as provided in this paragraph.

22.   Any failure or refusal of the Court to approve a request for attorneys’ fees and expenses or incentive award to Plaintiffs in whole or in part shall not affect the remainder of the Settlement.

23.   No fees or expenses shall be paid to Plaintiffs’ Counsel pursuant to the Settlement in the absence of approval by the Court of a complete release of all Released Persons, in the form customarily approved by the Court in connection with settlements of this type.

24.   Except as provided above, no Defendant shall have the obligation to pay or reimburse any fees, expenses, costs or damages alleged or incurred by Plaintiffs, by any members of the Class, or by their attorneys, experts, advisors, or representatives with respect to the Claims settled herein. No Defendant shall have responsibility or liability with respect to any fee and expense allocation among Plaintiffs’ counsel.

16

EFFECT OF RELEASE

25.   Plaintiffs acknowledge, and the members of the Class by operation of law shall be deemed to have acknowledged, that they may discover facts in addition to or different from those now known or believed to be true by them with respect to the Settled Claims, but that it is the intention of Plaintiffs, and by operation of law the intention of the members of the Class, to completely, fully, finally and forever compromise, settle, release, discharge, extinguish, and dismiss any and all Settled Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. Plaintiffs acknowledge, and the members of the Class by operation of law shall be deemed to have acknowledged, that “Unknown Claims” are expressly included in the definition of “Settled Claims,” and that such inclusion was expressly bargained for and was a key element of the Settlement and was relied upon by each and all of the Released Persons in entering into this Stipulation. “Unknown Claims” means any claim that Plaintiffs or any member of the Class does not know or suspect exists in his, her or its favor at the time of the release of the Settled Claims as against the Released Persons, including without limitation those which, if known, might have affected the decision to enter into the Settlement. With respect to any of the Settled Claims, the parties stipulate and agree that upon Final Approval of the Settlement, Plaintiffs have expressly waived, relinquished and released, and each member of the Class shall be deemed to have, and by operation of the final order and judgment by the Court shall have, expressly waived, relinquished and released any and all provisions, rights and benefits conferred by or under Cal. Civ. Code § 1542 or any law of the United States or any state of the United States or territory of the

17

United States, or principle of common law, which is similar, comparable or equivalent to Cal. Civ. Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

BEST EFFORTS

26.   Plaintiffs, Defendants, and their attorneys agree to cooperate fully with one another in seeking the Court’s approval of this Stipulation and the Settlement, and to use their best efforts to effect, take, or cause to be taken all actions, and to do, or cause to be done, all things reasonably necessary, proper, or advisable under applicable laws, regulations, and agreements to consummate and make effective, as promptly as practicable, this Stipulation and the Settlement provided for hereunder (including, but not limited to, using their best efforts to resolve any objections raised to the Settlement) and the dismissal of the Actions with prejudice and without costs, fees or expenses to any party (except as provided for by paragraph 18 above).

27.   Without further order of the Court, Plaintiffs and Defendants may agree to reasonable extensions of time not expressly set forth by the Court in order to carry out any provisions of this Stipulation.

STAY OF PROCEEDINGS

28.   Pending Final Approval of the Settlement by the Court, Plaintiffs and Plaintiffs’ Counsel agree to stay this proceeding and not to initiate any and all other proceedings other than those incident to the Settlement itself.

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29.   The parties will request the Court to order (in the Preliminary Approval Order) that, pending final determination of whether the Settlement should be approved, Plaintiffs in the Actions and all members of the Class, and any of them are barred and enjoined from commencing, prosecuting, instigating or in any way participating in the commencement or prosecution of any action asserting any Settled Claims, either directly, representatively, derivatively, or in any other capacity, against Defendants or any of the Released Persons.

STIPULATION NOT AN ADMISSION

30.   The provisions contained in this Stipulation shall not be deemed a presumption, concession, or any admission by any Defendant in the Actions of any fault, liability, or wrongdoing as to any facts or claims alleged or asserted in the Actions, or any other actions or proceedings, and shall not be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any person in the Actions, or in any other action or proceeding, whether civil, criminal, or administrative, except for any litigation or judicial proceeding arising out of or relating to this Stipulation or the Settlement contemplated herein. The provisions contained in this Stipulation shall not be deemed a presumption, concession, or any admission by any of the Plaintiffs in the Actions that their claims lack merit, or that any defense that has been or may be asserted by Defendants is meritorious.
ENTIRE AGREEMENT; AMENDMENTS

31.   This Stipulation with exhibits constitutes the entire agreement among the parties with respect to the subject matter hereof, and may be modified or amended only by a writing signed by the signatories hereto. The undersigned hereby represent to the Court that there are no other agreements with respect to the Settlement or the compromise

19

of the Action and agree to give notice to the Court of any amendment hereto or additional agreement made in connection with the Settlement or the compromise of the Action, as provided by Kentucky Rule of Civil Procedure 23.05(3).

COUNTERPARTS

32.   This Stipulation may be executed in multiple counterparts by any of the signatories hereto, including by facsimile, and as so executed shall constitute one agreement.

GOVERNING LAW

33.   This Stipulation and the Settlement contemplated by it shall be governed by, and construed in accordance with, the laws of the State of Kentucky, without regard to any conflict of law rules.

SUCCESSORS AND ASSIGNS

34.   This Stipulation, and all rights and powers granted hereby, shall be binding upon and inure to the benefit of the parties and their respective agents, executors, heirs, successors, affiliates and assigns. All parties agree that the Released Persons are third party beneficiaries of the release identified in paragraph 12 above.

AUTHORITY

35.   The undersigned attorneys represent and warrant that they have the authority from their client(s) to enter into this Stipulation and bind their client(s) thereto.

DELAWARE ACTION

45.    Defendants shall execute a stipulation and proposed order in reasonably acceptable form providing for dismissal of the Delaware Action with prejudice and without costs to any party and Counsel for the Plaintiffs in the Delaware Action shall

20

execute and cause such stipulation and proposed Order to be submitted to the Delaware Court forthwith upon Final Approval.

DATED: February 4, 2014

/s/ J. Gregory Joyner J. Gregory Joyner Tyler F. Stebbins Naber Joyner & Associates 462 S. Fourth Avenue, Suite 1730 Louisville, KY 40202 Liaison Counsel for Plaintiffs
/s/ Jared A. Cox
Eric L. Ison
Margaret E. Keane
Jared A. Cox
Bingham Greenebaum Doll LLP
3500 National City Tower
101 S. Fifth Street
Louisville, KY 40202

Liaison Counsel for Defendants NTS Realty Holdings Limited
Partnership and NTS Realty Capital, Inc.

/s/ Ethan D. Wohl Ethan D. Wohl Sara J. Wigmore Wohl & Fruchter LLP 570 Lexington Avenue, 16th Floor New York, NY 10022 Co-Lead Counsel for Plaintiffs in the Kentucky Action
/s/ James D. Wilson
Cezar M. Froelich
James D. Wilson
Brett Nolan
Taft, Stettenius & Hollister, LLP
111 E. Wacker Drive, Suite 2800
Chicago, IL 60601

Counsel for Defendants NTS Realty Holdings Limited Partnership
and NTS Realty Capital, Inc.

/s/ Joseph E. Levi Joseph E. Levi Shane Rowley Levi & Korsinsky, LLP 30 Broad Street, 24th Floor New York, NY 10004 Co-Lead Counsel for Plaintiffs in the Kentucky Action
/s/ Stephen H. Miller
Stephen H. Miller
Jeffrey G. Stovall
Fore, Miller & Schwartz
Suite 700 North, First Trust Centre
200 S. Fifth Street
Louisville, KY 40202

Counsel for Defendants J. D. Nichols, Brian Lavin and NTS Merger
Parent, LLC

21

/s/ Brian D. Long Seth D. Rigrodsky Brian D. Long Gina M. Serra Rigrodsky & Long, P.A. 2 Righter Parkway, Suite 120 Wilmington, DE 19803 Lead Counsel for Plaintiffs in the Delaware Action
/s/ Charles J. Cronan, IV
Charles J. Cronan, IV
Clark C. Johnson
Amber D. Nicely
Stites & Harbinson, PLLC
400 W. Market Street, Suite 1800
Louisville, KY 40202

Counsel for Defendants Mark Anderson, John Daly, Sr. and John
Lenihan

/s/ Phillip Kim Phillip Kim The Rosen Law Firm 275 Madison Street, 34th Floor New York, NY 10016 Counsel for Plaintiff Gerald A. Wells
1265658_3.DOCX

22

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

among

NTS MERGER PARENT, LLC,

NTS MERGER SUB, LLC,

NTS REALTY CAPITAL, INC.,

and

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

_________________________

Dated as of [___________], 2014

ARTICLE I	THE MERGER	Page 3

Section 1.1 The Merger	3
Section 1.2 Closing	3
Section 1.3 Effective Time	3
Section 1.4 Effects of the Merger	3
Section 1.5 Partnership Agreement of the Surviving Entity	3

ARTICLE II	CONVERSION OF PARTNERSHIP INTERESTS; EXCHANGE OF CERTIFICATES	4

Section 2.1 Effect on Partnership Interests	4
Section 2.2 Exchange of Certificates	5

ARTICLE III	REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP PARTIES	7

Section 3.1 Qualification, Organization, Subsidiaries, Etc.	8
Section 3.2 Capitalization	8
Section 3.3 Authority, No Violation; Consents and Approvals	9
Section 3.4 SEC Reports and Compliance	10
Section 3.5 No Undisclosed Liabilities	11
Section 3.6 Opinion of Financial Advisor	11
Section 3.7 State Takeover Laws	11
Section 3.8 Finders or Brokers	11
Section 3.9 No Other Representations or Warranties	11

ARTICLE IV	REPRESENTATIONS AND WARRANTIES OF THE PARENT PARTIES	12

Section 4.1 Qualification: Organization	12
Section 4.2 Authority; No Violation; Consents and Approvals	12
Section 4.3 Intentionally Omitted	13
Section 4.4 Solvency	13
Section 4.5 Ownership and Operations of Merger Sub	14
Section 4.6 Certain Arrangements	14
Section 4.7 No Third Party Transactions	14
Section 4.8 Finders or Brokers	14
Section 4.9 Access to Information; No Other Representations or Warranties; Disclaimer	14

ARTICLE V	COVENANTS AND AGREEMENTS	15

Section 5.1 Intentionally Omitted	15
Section 5.2 Intentionally Omitted	15
Section 5.3 No Solicitation	15
Section 5.4 Preparation of Information Statement and Schedule 13E-3	16
Section 5.5 Efforts; Notification	17

-i-

(continued)

Section 5.6 Publicity	Page 18
Section 5.7 Indemnification and Insurance	18
Section 5.8 Unitholder Litigation	19
Section 5.9 Delisting	19
Section 5.10 No Financing Commitment	19
Section 5.11 Section 16 Matters	19

ARTICLE VI	CONDITIONS TO THE MERGER	20

Section 6.1 Conditions to Each Party’s Obligation to Effect the Merger	20
Section 6.2 Conditions to Obligation of the Partnership Parties to Effect the Merger	20
Section 6.3 Conditions to Obligation of the Parent Parties to Effect the Merger	21
Section 6.4 Frustration of Conditions	21

ARTICLE VII	TERMINATION	22

Section 7.1 Termination or Abandonment	22
Section 7.2 Effect of Termination	23
Section 7.3 Expenses	23

ARTICLE VIII	MISCELLANEOUS	23

Section 8.1 Nonsurvival of Representations, Warranties and Agreements	23
Section 8.2 Amendments; Waivers	23
Section 8.3 Notices	23
Section 8.4 Interpretation; Construction; Severability	25
Section 8.5 Governing Law; Jurisdiction	25
Section 8.6 WAIVER OF JURY TRIAL	26
Section 8.7 Specific Performance	26
Section 8.8 Assignment: Binding Effect	26
Section 8.9 Counterparts; Effectiveness	26
Section 8.10 Entire Agreement; No Third-Party Beneficiaries	26
Section 8.11 No Recourse	27
Section 8.12 Certain Definitions	27

-ii-

The Exhibits and Schedules referenced in this Agreement and Plan of Merger have been omitted. The Partnership will make available these materials for inspection and copying by any partner, or representative of a partner who is so designated in writing, at its executive offices during regular business hours.

-iii-

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of [________], 2014 (this “Agreement”), is entered into among NTS Merger Parent, LLC, a Delaware limited liability company (“Parent”), NTS Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub” and, together with Parent, the “Parent Parties”), NTS Realty Capital, Inc., a Delaware corporation and the managing general partner of the Partnership (“Partnership Managing GP”), and NTS Realty Holdings Limited Partnership, a Delaware limited partnership (the “Partnership” and, together with the Partnership Managing GP, the “Partnership Parties”).

WITNESSETH:

WHEREAS, on December 28, 2012, the Partnership announced that it and Partnership Managing GP entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) with Parent and Merger Sub;

WHEREAS, upon consummation of the transactions proposed in the Original Merger Agreement, Merger Sub was to merge with and into the Partnership and the Partnership was to continue as the surviving entity (the “Original Merger”). Upon consummation of the Original Merger, all of the Units, other than the Remaining Interests, were to have been canceled and converted automatically into the right to receive a cash payment equal to $7.50 per Unit (the “Original Merger Consideration”);

WHEREAS, on January 25, 2013, Dannis, Stephen, et al. v. Nichols, J.D., et al., Case No. 13-CI-00452 (the “Kentucky Action”) was filed in the Court by plaintiffs Stephen and Sharon Dannis alleging, among other things, that the board of directors of Partnership Managing GP (the “Board of Directors”) had breached their fiduciary duties in connection with their consideration and approval of the Original Merger Agreement;

WHEREAS, between February 12, 2013 and February 15, 2013, two actions were filed in the Delaware Court of Chancery (the “Delaware Court”) by Partnership unitholders alleging, among other things, that the Board of Directors had breached their fiduciary duties in connection with their consideration and approval of the Original Merger Agreement. These actions, and their filing dates, are as follows: R. Jay Tejera v. NTS Realty Holdings LP et al., C.A. No. 8302-VCP, filed February 12, 2013 and Gerald A. Wells v. NTS Realty Holdings LP et al., C.A. No. 8322-VCP, filed February 15, 2013;

WHEREAS, on March 19, 2013, the Delaware Court consolidated the Tejera and Wells actions under the consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. CA. No. 8302-VCP (the “Delaware Action”) and appointed the law firms of Rigrodsky & Long, P.A. and Wohl & Fruchter LLP as Co-Lead Counsel for plaintiffs in the Delaware Action;

WHEREAS, after counsel for plaintiff Tejera advised of his intention to join in prosecution of the Kentucky Action and plaintiffs Tejera and Stephen and Sharon Dannis tendered a proposed Second Amended Complaint on May 24, 2013, the parties submitted an agreed order on May 31, 2013, allowing plaintiffs to file a Second Amended Complaint, which order was entered June 7, 2013;

WHEREAS, on August 20-21, 2013, the parties to the Kentucky Action conducted two days of in-person negotiations and continued to discuss settlement over the following weeks;

WHEREAS, the Kentucky Action parties’ settlement negotiations were unsuccessful and certain defendants named in the Kentucky Action issued notice to resume briefing of motions to dismiss;

WHEREAS, the Original Merger Agreement provided that either the special committee of independent directors of the Board of Directors (the “Special Committee”) or the Parent Parties could terminate such agreement if the Original Merger was not consummated by September 30, 2013, and on October 18, 2013, the Special Committee delivered notice terminating the Original Merger Agreement;

WHEREAS, the parties to the Kentucky Action resumed settlement discussions in early November 2013 and after a series of telephone discussions among counsel, ultimately reached agreement to settle pursuant to the Settlement Agreement (as hereinafter defined) for total per-unit Merger consideration of $9.25 in cash (less attorneys’ fees and expenses, if any, approved by the Court), and on the other terms set forth in this Agreement;

WHEREAS, the parties intend that Merger Sub be merged with and into the Partnership, with the Partnership surviving that merger on the terms and subject to the conditions set forth in this Agreement (the “Merger”);

WHEREAS, the Special Committee unanimously has (a) determined that it is fair to and in the best interests of the Partnership and its Unitholders (other than the Unitholders of the Units included among the Remaining Interests) to enter into this Agreement and (b) recommended to the Board of Directors that it approve and declare advisable this Agreement and the transactions contemplated hereby, including the Merger;

WHEREAS, following the recommendation of the Special Committee, the Board of Directors unanimously has (a) determined that it is fair to and in the best interests of the Partnership and its Unitholders (other than the Unitholders of the Units included among the Remaining Interests) to enter into this Agreement and declared it advisable, (b) approved the execution, delivery and performance by the Partnership of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and (c) resolved to recommend adoption of this Agreement by the Unitholders;

WHEREAS, the Purchasing Group beneficially and of record own Units and general partner interests in the Partnership set forth on Section 2.1(b) of the Parent Disclosure Schedule, constituting approximately 61.9% of the issued and outstanding Units of the Partnership and all of the general partner interests in the Partnership;

WHEREAS, the managers of each of Parent and Merger Sub have unanimously approved this Agreement and declared it advisable for Parent and Merger Sub, respectively, to enter into this Agreement; and

2

WHEREAS, the parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and the transactions contemplated by this Agreement and also to prescribe certain conditions to the Merger as specified herein.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Parent, Merger Sub, the Partnership and Partnership Managing GP hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.1 The Merger. At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the Delaware Revised Uniform Limited Partnership Act (“DRULPA”) and the Delaware Limited Liability Company Act (“DLLCA”), Merger Sub shall be merged with and into the Partnership, whereupon the separate existence of Merger Sub shall cease, and the Partnership shall continue as the surviving entity in the Merger (the “Surviving Entity”).

Section 1.2 Closing. Upon the terms and subject to the satisfaction or waiver of the conditions contained in this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of the Partnership, 600 North Hurstbourne Parkway, Louisville, Kentucky at 9:00 a.m., local time, on the third Business Day following the day on which the last of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied or waived at the Closing but subject to the satisfaction or waiver of those conditions) shall been satisfied or waived in accordance with this Agreement, or at such other time and place as the Parent Parties and the Partnership Parties shall agree (the “Closing Date”).

Section 1.3 Effective Time. Subject to the terms and conditions of this Agreement, at the Closing, the parties shall cause the Merger to be consummated by executing and filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with Section 17-211 of the DRULPA and Section 18-209 of the DLLCA. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such later date or time as may be agreed by Parent and the Partnership Parties (acting through the Special Committee) in writing and specified in the Certificate of Merger in accordance with the DRULPA and the DLLCA (the time when the Merger becomes effective, the “Effective Time”).

Section 1.4 Effects of the Merger. The Merger shall have the effects set forth in this Agreement, the Partnership Agreement and the applicable provisions of the DRULPA and DLLCA.

Section 1.5 Partnership Agreement of the Surviving Entity. The Partnership Agreement, as in effect immediately prior to the Effective Time, shall remain the partnership agreement of the Surviving Entity and shall continue in effect until thereafter changed or amended in

3

accordance with the provisions of the Partnership Agreement, this Agreement and applicable Law.

ARTICLE II
CONVERSION OF PARTNERSHIP INTERESTS; EXCHANGE OF CERTIFICATES

Section 2.1 Effect on Partnership Interests. At the Effective Time, by virtue of the Merger and without any action on the part of the Partnership, Merger Sub or the holders of any securities of the Partnership or Merger Sub:

(a) Conversion of Units. Subject to Sections 2.1(b) and 2.1(d), each Unit issued and outstanding, each interest or former interest in a predecessor of the Partnership that was or is exchangeable for Units and any right to such an exchange immediately prior to the Effective Time, other than the Remaining Interests, shall thereupon be converted automatically into and shall thereafter represent the right to receive, subject to the terms and conditions set forth herein, $7.50 plus a pro rata share of the Net Settlement Fund (as defined below) without any interest thereon (the “Merger Consideration”). Immediately prior to the Effective Time, each Unit deferred by any nonemployee member of the Board of Directors pursuant to the Partnership Managing GP Directors Deferred Compensation Plan (the “Directors Plan”) shall be issued to such nonemployee member of the Board of Directors and shall thereupon be converted automatically into and shall thereafter represent the right to receive the Merger Consideration. All Units that have been converted into the right to receive the Merger Consideration as provided in this Section 2.1 shall be automatically cancelled and shall cease to exist, and the Unitholders of such Units immediately prior to the Effective Time (whether certificated or non-certificated and represented in book-entry form) shall cease to have any rights with respect to such Units other than the right to receive the Merger Consideration.

(b) Remaining Interests. As of the Effective Time, the Units and general partner interests in the Partnership held by the Purchasing Group as set forth on Section 2.1(b) of the Parent Disclosure Schedule (collectively, the “Remaining Interests”) shall be unchanged and remain outstanding as Units or general partner interests in the Partnership, as applicable, and no consideration shall be delivered in respect thereof. Immediately after the Effective Time, the Remaining Interests will constitute the only outstanding partnership interests of the Surviving Entity.

(c) Conversion of Merger Sub Limited Liability Company Interests. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each membership interest in Merger Sub issued and outstanding immediately prior to the Effective Time shall cease to be outstanding and automatically shall be cancelled and shall cease to exist, and each holder of a membership interest in Merger Sub immediately prior to the Effective Time shall cease to have any rights with respect thereto and no consideration shall be delivered in exchange therefor.

(d) Adjustments. If between the date of this Agreement and the Effective Time, the outstanding Units, including securities convertible or exchangeable into or exercisable for Units, shall be changed into a different number of units or other securities by reason of any split,

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combination, merger, consolidation, reorganization, reclassification, recapitalization or other similar transaction, or any distribution payable in Units or other equity interests in the Partnership shall be declared thereon with a record date within such period, the Merger Consideration shall be appropriately adjusted to provide the Unitholders the same economic effect as contemplated by this Agreement prior to such event; provided that nothing herein shall be construed to permit the Partnership to take any action with respect to its securities that is expressly prohibited by the terms of this Agreement.

Section 2.2 Exchange of Certificates.

(a) Paying Agent. Prior to the mailing of the Information Statement (as defined herein), the Surviving Entity shall appoint Wells Fargo Shareowner Services to act as paying agent (the “Paying Agent”) for the Unitholders (other than the Purchasing Group) in connection with the Merger and to receive and pay out the Merger Consideration to which such Unitholders shall become entitled pursuant to Section 2.1. At or prior to the Effective Time, the Parent Parties or their Affiliates shall cause to be deposited with the Paying Agent, for the benefit of the Unitholders (other than the Purchasing Group), funds in an amount sufficient to pay the aggregate Merger Consideration in exchange for all Units outstanding immediately prior to the Effective Time (other than the Units included among the Remaining Interests), payable upon due surrender of the certificates that immediately prior to the Effective Time represented Units (“Certificates”) (or delivery of affidavits of loss in lieu thereof pursuant to Section 2.2(g)) or non-certificated Units represented in book-entry form (“Book-Entry Units”) pursuant to the provisions of this Article II (such funds hereinafter referred to as the “Exchange Fund”).

(b) Payment Procedures.

(i) As soon as reasonably practicable after the Effective Time and in any event not later than the thirty (30) days following the Effective Time, the Surviving Entity shall cause the Paying Agent to mail to each holder of record of Units whose Units were converted into the Merger Consideration pursuant to Section 2.1(a), (A) a letter of transmittal (the “Letter of Transmittal”) (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof pursuant to Section 2.2(g)) to the Paying Agent or, in the case of Book-Entry Units, upon adherence to the procedures set forth in the Letter of Transmittal, and shall be in such customary form and have such other provisions as Parent and the Partnership Parties (acting through the Special Committee) shall reasonably determine) and (B) instructions for use in surrendering Certificates (or affidavits of loss in lieu thereof pursuant to Section 2.2(g)) or Book-Entry Units in exchange for the Merger Consideration.

(ii) Upon (A) surrender of a Certificate (or an affidavit of loss in lieu thereof pursuant to Section 2.2(g)) or Book-Entry Units to the Paying Agent, accompanied by a properly completed Letter of Transmittal or (B) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of certain Book-Entry Units represented by DTC participants for the benefit of certain beneficial owners of Units that hold such Units in “street name”, the holder of such Certificate or Book-Entry Units shall be entitled to receive promptly after the Effective Time, but in any event within ten (10) Business Days after such surrender, a check in an amount equal to the product of (x) the

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number of Units represented by such holder’s properly surrendered Certificates (or affidavits of loss in lieu thereof pursuant to Section 2.2(g)) or Book-Entry Units multiplied by (y) the Merger Consideration. No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Units on the Merger Consideration payable in respect of the Certificates or Book-Entry Units. In the event of a transfer of ownership of Units that is not registered in the unit transfer register of the Partnership, a check for any amount to be paid upon due surrender of the Certificate may be paid to such a transferee if the Certificate formerly representing such Units is presented to the Paying Agent accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable unit transfer or other Taxes have been paid or are not applicable.

(iii) Parent, the Surviving Entity and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable under this Agreement to any Unitholder such amounts as are required to be withheld or deducted under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of federal, state, local or foreign Tax Law with respect to the making of such payment. To the extent that amounts are so withheld or deducted and paid over to the applicable Governmental Entity, such withheld or deducted amounts shall be treated for all purposes of this Agreement as having been paid to the Unitholder in respect of which such deduction and withholding were made.

(c) Closing of Transfer Register. At the Effective Time, the unit transfer register of the Partnership shall be closed, and there shall be no further registration of transfers on the unit transfer register of the Surviving Entity of Units (other than the Units included in the Remaining Interests) that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Units provided for in Section 2.1(a) are presented to the Surviving Entity or Parent for transfer, they shall be cancelled and exchanged for a check in the proper amount pursuant to and subject to the requirements of this Article II.

(d) Termination of Exchange Fund. Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains undistributed to the former Unitholders for twelve months after the Effective Time shall be delivered to the Surviving Entity upon demand and become the property of the Surviving Entity, and any former Unitholders who have not surrendered their Certificates or Book-Entry Units provided for in Section 2.1(a) in accordance with this Section 2.2 shall thereafter look to the Surviving Entity only as general creditors thereof for payment of their claim for the Merger Consideration, without any interest thereon, upon due surrender of their Certificates (or delivery of affidavits of loss in lieu thereof pursuant to Section 2.2(g)) or Book-Entry Units in form, together with such properly completed letters of transmittal or other documentation, as Parent or the Surviving Entity may reasonably request.

(e) No Liability. Notwithstanding anything herein to the contrary, none of Parent, Merger Sub, the Partnership Parties, the Surviving Entity or any other person shall be liable to any former Unitholder for any amount properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any amount of, or any right or claim, whether under Law or applicable principles of equity, by or on behalf of any person, including any owner or holder of any interest or former interest in a predecessor of the Partnership that was or is exchangeable for Units and any right to such an exchange, to receive any amount of, Merger Consideration with respect to which (x) Certificates (or affidavits of loss in lieu thereof

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pursuant to Section 2.2(g)) or Book-Entry Units have not been properly surrendered and (y) a properly completed letter of transmittal or “agent’s message,” together with any other documentation as Parent or the Surviving Entity may reasonably request, has not been received, in each case, pursuant to this Section 2.2 as of the earlier of (i) the twenty-four (24) month anniversary of the Effective Time or (ii) the date that is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity shall, to the fullest extent permitted by applicable Law, become the property of the Surviving Entity free and clear of any claims or interest of any person previously entitled thereto. The opportunity to receive the Merger Consideration in consideration of due surrender of any Certificates (or delivery of affidavits of loss in lieu thereof pursuant to Section 2.2(g)) or Book-Entry Units according to the terms of this Section 2.2 shall be deemed to be payment in full satisfaction of all rights pertaining to the Units represented thereby.

(f) Investment of Exchange Fund. The Paying Agent shall invest the Exchange Fund as reasonably directed by the Surviving Entity; provided, however, that any investment of such Exchange Fund shall be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government and that no such investment or loss thereon shall affect the amounts payable to Unitholders that are converted into the right to receive the Merger Consideration pursuant to Section 2.1. Any interest and other income resulting from such investments shall be paid to the Surviving Entity pursuant to Section 2.2(d).

(g) Lost Certificates. In the event that any Certificate representing Units provided for in Section 2.1(a) shall have been lost (and after diligent search, not able to be found), stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be so lost, stolen or destroyed that is reasonably deemed by Parent or the Paying Agent to be effective and, if required by Parent or the Surviving Entity, the posting by such person of a bond in customary amount as indemnity against any claim that may be made against it with respect to such Certificate, the Surviving Entity will issue in exchange for such lost, stolen or destroyed Certificate a check in the amount of the number of Units represented by such lost, stolen or destroyed Certificate multiplied by the Merger Consideration.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP PARTIES

Except as disclosed in the Partnership SEC Documents filed prior to the date of this Agreement (excluding any disclosures included in any risk factor section of such documents and any other disclosures in such documents to the extent that they are cautionary, predictive or forward-looking in nature) or (b) in a section of the disclosure schedule delivered concurrently herewith by the Partnership Parties to Parent (the “Partnership Disclosure Schedule”) corresponding to the applicable sections of this Article III to which such disclosure applies (provided, however, that any information set forth in one section of such Partnership Disclosure Schedule also shall be deemed to apply to each other section of this Agreement to which its relevance is reasonably apparent), the Partnership Parties hereby represent and warrant, jointly and severally, to the Parent Parties as follows:

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Section 3.1 Qualification, Organization, Subsidiaries, Etc.

(a) Intentionally Omitted.

(b) Each Partnership Party is a legal entity validly existing and in good standing under the Laws of its respective jurisdiction of formation. Each Partnership Party has all requisite limited partnership, limited liability company or corporate, as the case may be, power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Partnership Material Adverse Effect.

(c) Each Partnership Party is duly registered or qualified to do business and is in good standing as a foreign limited partnership, limited liability company or corporation, as the case may be, in each jurisdiction where the ownership, leasing or operation of its assets or properties or the conduct of its business requires such registration or qualification, except where the failure to be so registered, qualified or in good standing would not, individually or in the aggregate, have a Partnership Material Adverse Effect. The organizational or governing documents of the Partnership Parties, as previously made available to Parent, are in full force and effect. None of the Partnership Parties is in violation of its organizational or governing documents.

Section 3.2 Capitalization.

(a) Partnership Managing GP and Partnership Non-Managing GP are general partners of the Partnership. Partnership Managing GP is the sole managing general partner of the Partnership. Partnership Managing GP and Partnership Non-Managing GP own all of the general partner interests in the Partnership and such general partner interests have been duly authorized and validly issued in accordance with applicable Laws and the Partnership Agreement. Partnership Managing GP and Partnership Non-Managing GP own all of the general partner interests free and clear of any Encumbrances except pursuant to the organizational or governing documents of any of the Partnership Parties.

(b) Intentionally Omitted.

(c) All of the outstanding equity interests of each Subsidiary of the Partnership (i) have been duly authorized and validly issued in accordance with applicable Laws and its organizational or governing documents and are fully paid and nonassessable (except to the extent such nonassessability may be affected by applicable Laws) and (ii) are owned directly or indirectly by the Partnership free and clear of any Encumbrance except pursuant to the organizational or governing documents of any of the Parent Group Entities and for Permitted Encumbrances.

(d) All of the outstanding equity interests of each Partially Owned Entity of the Partnership have been duly authorized and validly issued in accordance with applicable Laws and its organizational or governing documents and are fully paid and nonassessable (except to the extent such nonassessability may be affected by applicable Laws).

(e) Except with respect to the ownership of any equity securities owned between or among the Partnership Group Entities, none of the Partnership Parties owns or will own at the Closing Date, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

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Section 3.3 Authority, No Violation; Consents and Approvals.

(a) Each of the Partnership Parties has all requisite limited liability company or limited partnership power and authority to enter into this Agreement, to carry out its obligations hereunder and, subject to the receipt of the Unitholder Approval and the governmental filings and other matters referred to in Section 3.3(e), to consummate the transactions contemplated hereby. The execution, delivery and performance by each Partnership Party of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite limited liability company or limited partnership action on the part of such Partnership Party, except for (i) the Unitholder Approval of this Agreement and the Merger and (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; and no other vote or approval by any of (A) the Unitholders of the Partnership, (B) stockholders of Partnership Managing GP or (C) other corporate, limited liability company, partnership or other organizational votes, approvals or proceedings in respect of the Partnership Parties are necessary to consummate the transactions contemplated by this Agreement.

(b) This Agreement has been duly executed and delivered by each Partnership Party and, assuming the due authorization, execution and delivery hereof by the Parent Parties, constitutes a legal, valid and binding agreement of such Partnership Party, enforceable against such Partnership Party in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)).

(c) Partnership Managing GP has approved this Agreement and the transactions contemplated by this Agreement and directed that this Agreement and the Merger be submitted to a vote or written consent of Unitholders as required under Section 17-211 of the DRULPA. The Board of Directors, upon the unanimous recommendation of its Special Committee, at a meeting duly called and held, has, (i) determined that this Agreement and the transactions contemplated hereby are advisable, fair to and in the best interests of the Partnership and the Unitholders (excluding the Purchasing Group), (ii) approved the Merger and this Agreement and (iii) recommended that this Agreement and the Merger be approved by the Unitholders (such recommendation, including the recommendation of the Special Committee, the “Recommendation”).

(d) Except for matters expressly contemplated by this Agreement and matters described in clauses (ii) and (iii) below that would not, individually or in the aggregate, have a Partnership Material Adverse Effect, neither the execution and delivery by the Partnership Parties of this Agreement, nor the consummation by the Partnership Parties of the transactions contemplated hereby and the performance by the Partnership Parties of this Agreement will (i) subject to obtaining the Unitholder Approval, violate or conflict with any provision of the organizational or governing documents of the Partnership Parties or the Subsidiaries of the Partnership; (ii) result in any breach of or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, cancellation, amendment or acceleration of any obligation or the loss of any benefit under any Contract which any of the Partnership Parties or their respective Subsidiaries is a party or by or to which any of their properties are bound; (iii) result in the creation of an Encumbrance upon any of the assets of

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any of the Partnership Parties or the Subsidiaries of the Partnership; or (iv) subject to obtaining the Unitholder Approval and the governmental filings and other matters referred to in Section 3.3(e), violate or conflict in any material respect with any material Law applicable to the Partnership Parties or their respective Subsidiaries.

(e) No consent, approval, order or authorization of, action by or in respect of, or registration, declaration, notice to or filing with, any Governmental Entity is required by or with respect to the Partnership Parties or the Subsidiaries of the Partnership in connection with the execution and delivery of this Agreement by the Partnership Parties or the consummation of the Merger or the other transactions contemplated by this Agreement, except for (i) the filing with the Securities and Exchange Commission (the “SEC”) of (A) an information statement relating to the adoption by the Unitholders of this Agreement (as amended or supplemented from time to time, the “Information Statement”) and a transaction statement on Schedule 13E-3 (as amended or supplemented from time to time, the “Schedule 13E-3”), and (B) such reports under the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder, the “Exchange Act”), as may be required in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement, (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Partnership or any of its Subsidiaries is qualified to do business, (iii) any filings with and approvals of the NYSE MKT, (iv) approval of the Settlement Agreement by the Court and (v) such other consents, approvals, orders, authorizations, actions, registrations, declarations, notices and filings the failure of which to be obtained or made, individually or in the aggregate, would not (A) reasonably be expected to have a Partnership Material Adverse Effect or (B) prevent or materially impede, interfere with, hinder or delay the consummation of the transactions contemplated by this Agreement.

Section 3.4 SEC Reports and Compliance.

(a) The Partnership has filed or furnished all forms, documents, statements and reports required to be filed or furnished prior to the date hereof by them with the SEC since January 1, 2013 (such documents, together with all exhibits and schedules thereto and all information incorporated therein by reference, the “Partnership SEC Documents”). As of their respective dates, or, if revised, amended, supplemented or superseded by a later-filed Partnership SEC Document, as of the date of the last such revision, amendment, supplement or superseding filing, the Partnership SEC Documents complied in all material respects, to the extent in effect at the time of such filing, with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, “SOX”) applicable to such Partnership SEC Documents. None of the Partnership SEC Documents so filed or furnished contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The consolidated financial statements (including all related notes and schedules) of the Partnership included in or incorporated by reference into the Partnership SEC Documents (the “Partnership Financial Statements”) fairly present, in all material respects, the consolidated financial position of the Partnership and its Subsidiaries as at the respective dates thereof, and the

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results of their operations and their cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto) in conformity with United States generally accepted accounting principles (“GAAP”) (except, in the case of the unaudited statements, as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be specified therein or in the notes thereto).

Section 3.5 No Undisclosed Liabilities. Neither the Partnership nor any of its Subsidiaries has any indebtedness or liability (whether absolute, accrued, contingent or otherwise) of any nature that is not accrued or reserved against in the Partnership Financial Statements filed prior to the execution of this Agreement or reflected in the notes thereto, other than (a) liabilities incurred or accrued in the ordinary course of business consistent with past practice since December 31, 2012 or (b) liabilities of the Partnership or any of its Subsidiaries that would not, individually or in the aggregate, reasonably be expected to have a Partnership Material Adverse Effect.

Section 3.6 Opinion of Financial Advisor. The Special Committee has received the written opinion of Centerboard Securities, LLC, dated as of the date of this Agreement, to the effect that, as of such date, and subject to the assumptions and qualifications set forth therein, the Merger Consideration is fair, from a financial point of view, to the Unitholders (other than the Purchasing Group).

Section 3.7 State Takeover Laws. No approvals are required under state takeover or similar laws in connection with the performance by the Partnership Parties or their Affiliates of their obligations under this Agreement or the transactions contemplated hereby or thereby.

Section 3.8 Finders or Brokers. Except for Centerboard Securities, LLC, none of the Partnership Parties (including through its respective board of directors (or similar governing body) or any committee thereof) has engaged any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who would be entitled to any fee or any commission in connection with or upon consummation of the Merger or the other transactions contemplated hereby.

Section 3.9 No Other Representations or Warranties.

(a) Except for the representations and warranties contained in this Article III and except as otherwise expressly set forth in this Agreement or in the agreements or certificates entered into in connection herewith or contemplated hereby, none of the Partnership Parties nor any other Person on behalf of the Partnership Parties makes any other representation or warranty of any kind or nature, express or implied, in connection with this Agreement or the transactions contemplated by this Agreement.

(b) Except for the representations and warranties expressly set forth in this Agreement or in the agreements or certificates entered into in connection herewith or contemplated hereby, none of the Partnership Parties has relied on any representation or warranty, express or implied, with respect to the Parent Parties or with respect to any other information provided or made

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available to the Partnership Parties in connection with the transactions contemplated by this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE PARENT PARTIES

Except as disclosed in a section of the disclosure schedule delivered concurrently herewith by Parent to the Partnership Parties immediately prior to the execution of this Agreement (the “Parent Disclosure Schedule”) corresponding to the applicable sections of this Article IV to which such disclosure applies (provided, however, that any information set forth in one section of such Parent Disclosure Schedule also shall be deemed to apply to each other section of this Agreement to which its relevance is reasonably apparent), the Parent Parties hereby represent and warrant, jointly and severally, to the Partnership Parties as follows:

Section 4.1 Qualification: Organization.

(a) Each of the Parent Parties is a legal entity validly existing and in good standing under the Laws of its respective jurisdiction of formation. Each of the Parent Parties has all requisite limited partnership, limited liability company or corporate, as the case may be, power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted.

(b) Each of the Parent Parties is duly registered or qualified to do business and is in good standing as a foreign limited partnership, limited liability company or corporation, as the case may be, in each jurisdiction where the ownership, leasing or operation of its assets or properties or the conduct of its business requires such registration or qualification, except where the failure to be so registered, qualified or in good standing would not, individually or in the aggregate, have a Parent Material Adverse Effect. The organizational or governing documents of the Parent Parties, as previously made available to the Partnership Parties, are in full force and effect. None of the Parent Parties is in violation of its organizational or governing documents.

Section 4.2 Authority; No Violation; Consents and Approvals.

(a) Each of the Parent Parties has all requisite limited liability company, limited partnership or corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by each Parent Party of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite limited liability company, limited partnership or corporate action on the part of such Parent Party, and no other limited liability company, limited partnership or corporate proceedings on the part of a Parent Party are necessary to consummate the transactions contemplated by this Agreement.

(b) This Agreement has been duly executed and delivered by each Parent Party and, assuming the due authorization, execution and delivery hereof by the Partnership Parties, constitutes a legal, valid and binding agreement of such Parent Party, enforceable against such Parent Party in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws

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relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Except for matters expressly contemplated by this Agreement and matters described in clauses (ii) and (iii) below that would not, individually or in the aggregate, have a Parent Material Adverse Effect, neither the execution and delivery by the Parent Parties of this Agreement, nor the consummation by the Parent Parties of the transactions contemplated hereby and the performance by the Parent Parties of this Agreement will (i) violate or conflict with any provision of the organizational or governing documents of the Parent Parties; (ii) result in any breach of or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, cancellation, amendment or acceleration of any obligation or the loss of any benefit under any Contract to which any of the Parent Parties is a party or by or to which any of their properties are bound; (iii) result in the creation of an Encumbrance upon any of the assets of any of the Parent Parties; or (iv) violate or conflict in any material respect with any material Law applicable to the Parent Parties.

(d) No consent, approval, order or authorization of, action by or in respect of, or registration, declaration, notice to or filing with, any Governmental Entity is required by or with respect to the Parent Parties in connection with the execution and delivery of this Agreement by the Parent Parties or the consummation of the Merger or the other transactions contemplated by this Agreement, except for (i) the filing with the SEC of (A) the Information Statement and the Schedule 13E-3, and (B) such reports under the Exchange Act as may be required in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement, (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Partnership or any of its subsidiaries is qualified to do business, (iii) any filings with and approvals of the NYSE MKT, (iv) approval of the Settlement Agreement by the Court and (v) such other consents, approvals, orders, authorizations, actions, registrations, declarations, notices and filings the failure of which to be obtained or made, individually or in the aggregate, would not (A) reasonably be expected to have a Parent Material Adverse Effect or (B) prevent or materially impede, interfere with, hinder or delay the consummation of the transactions contemplated by this Agreement.

Section 4.3 Intentionally Omitted.

Section 4.4 Solvency. As of the Effective Time and immediately after the consummation of the Merger, the Parent Parties and each of their Affiliates, including the Partnership, shall be solvent. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of any of the Parent Parties and each of their Affiliates, including the Partnership. In connection with the transactions contemplated hereby, the Parent Parties and their Affiliates have not incurred, nor plan to incur, debts beyond its ability to pay as they become absolute and matured. As of the Effective Time and immediately after the consummation of the Merger, the remaining capital of the Parent Parties and their Affiliates will be a reasonable amount for the business in which they are engaged.

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Section 4.5 Ownership and Operations of Merger Sub. As of the date of this Agreement, all of the issued and outstanding equity interests of Merger Sub are, and at the Effective Time will be, owned by Parent, and such equity interests of Merger Sub have been duly authorized and validly issued in accordance with applicable Laws and the limited liability company agreement of Merger Sub and are fully paid and nonassessable (except to the extent such nonassessability may be affected by Sections 18-607 and 18-804 of DLLCA).

Section 4.6 Certain Arrangements. As of the date of this Agreement and except as contemplated by this Agreement, there are no contracts or other agreements, arrangements or understandings (whether oral or written) or commitments to enter into agreements, arrangements or understandings (whether oral or written) (i) between the Parent Parties or any of their respective Affiliates, on the one hand, and any member of the Partnership Parties’ management or directors, on the other hand, as of the date hereof that relate in any way to the Partnership Parties’ or the Merger or (ii) between the Parent Parties or any of their respective Affiliates, on the one hand, and any other Person, on the other hand, pursuant to which any Unitholder of the Partnership would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any Unitholder of the Partnership agrees to vote to adopt this Agreement or the Merger or agrees to vote against any Alternative Proposal.

Section 4.7 No Third Party Transaction. Neither the Parent Parties nor any of the respective Affiliates have entered into any agreement, arrangement or understanding with any third party concerning the possible sale of the Surviving Entity, equity interests in the Surviving Entity or all or substantially all the assets of the Surviving Entity to a third party after the Merger has been consummated.

Section 4.8 Finders or Brokers. None of the Parent Parties has engaged any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who might be entitled to any fee or any commission in connection with or upon consummation of the Merger or the other transactions contemplated hereby.

Section 4.9 Access to Information; No Other Representations or Warranties; Disclaimer.

(a) Each of Parent and Merger Sub has conducted its own investigations of the Partnership Group Entities and acknowledges that it has been provided adequate access to the personnel, properties, premises and records of the Partnership Group Entities for such purpose.

(b) Except for the representations and warranties contained in this Article IV and except as otherwise expressly set forth in this Agreement or in the agreements or certificates entered into in connection herewith or contemplated hereby, none of the Parent Parties nor any other Person on behalf of the Parent Parties makes any other representation or warranty of any kind or nature, express or implied, in connection with the transactions contemplated by this Agreement.

(c) Except for the representations and warranties expressly set forth in this Agreement or in the agreements or certificates entered into in connection herewith or contemplated hereby, neither Parent nor Merger Sub has relied on any representation or warranty, express or implied, with respect to the Partnership Group Entities or with respect to any other information provided or made available to Parent or Merger Sub in connection with the transactions contemplated by

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this Agreement. None of the Partnership Group Entities nor any other Person will have or be subject to any liability or indemnification obligation to Parent, Merger Sub or any other Person resulting from the distribution to Parent or Merger Sub, or use by Parent or Merger Sub of any such information, including any information, documents, projections, forecasts or other material made available to Parent or Merger Sub or management presentations in expectation of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS AND AGREEMENTS

Section 5.1 Intentionally Omitted.

Section 5.2 Intentionally Omitted.

Section 5.3 No Solicitation.

(a) The Partnership Parties agree that from and after the date hereof until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VII, the Partnership Parties shall not, and shall cause their officers, directors, employees, agents and representatives (“Representatives”) not to, directly or indirectly,

(i) initiate, solicit, encourage or facilitate any inquiries, proposals or offers with respect to, or the making or completion of, an Alternative Proposal;

(ii) engage or participate in any negotiations concerning, or provide or cause to be provided any non-public information or data relating to, the Partnership Group Entities, in connection with, or have any discussions with any person relating to, an Alternative Proposal, or otherwise encourage or facilitate any effort or attempt to make or implement an Alternative Proposal, in each case, other than with the Parent Parties;

(iii) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement relating to any Alternative Proposal; or

(iv) resolve to propose or agree to do any of the foregoing.

(b) Intentionally Omitted.

(c) Intentionally Omitted.

(d) Intentionally Omitted.

(e) Neither the Board of Directors nor the Special Committee shall (i) withdraw, modify or qualify in a manner adverse to Parent, or resolve to or publicly propose to withdraw, modify or qualify in a manner adverse to Parent, the Recommendation or (ii) approve, endorse or recommend (or publicly propose to approve, endorse or recommend) any Alternative Proposal or

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enter into a definitive agreement with respect to an Alternative Proposal (any of the actions set forth in the foregoing clause (i) or clause (ii), whether taken by the Board of Directors or any committee thereof, a “Change in Recommendation”).

(f) Intentionally Omitted.

(g) Nothing contained in this Agreement shall prohibit the Partnership Parties, the Board of Directors or the Special Committee from complying with the Exchange Act, including disclosing to the Unitholders of the Partnership a position contemplated by Rules 14d-9 and 14e-2(a) promulgated thereunder.

(h) Intentionally Omitted.

(i) As used in this Agreement:

(i) “Alternative Proposal” shall mean any inquiry, proposal or offer from any Person or group of Persons other than the Parent Parties relating to, or that could reasonably be expected to lead to, in one transaction or a series of related transactions, (i) a merger, tender or exchange offer, consolidation, reorganization, reclassification, recapitalization, liquidation or dissolution, or other business combination involving any Partnership Group Entity, (ii) the issuance by the Partnership of (A) any general partner interest or (B) any class of equity interest in the Partnership constituting more than 30% of such class of equity interest in the Partnership or (iii) the acquisition in any manner, directly or indirectly, of (A) any general partner interest of the Partnership, (B) any class of equity interest in the Partnership constituting more than 30% of such class of equity interest in the Partnership or (C) more than 30% of the consolidated total assets of the Partnership Group Entities (including equity interests in any Subsidiary or Partially Owned Entity of the Partnership), in each case other than the Merger.

(ii) “Intervening Event” means a material event, change, development, effect, fact, circumstance or occurrence that was not known or reasonably foreseeable to the Board of Directors or the Special Committee as of the date of this Agreement, which becomes known prior to the Unitholder Approval.

Section 5.4 Preparation of Information Statement and Schedule 13E-3.

(a) In cooperation with and subject to the review of the Special Committee, promptly following the date of this Agreement, the Partnership Parties shall prepare and file with the SEC the Information Statement, and the Partnership Parties and Parent shall prepare and file with the SEC the Schedule 13E-3. The Partnership Parties and Parent shall cooperate with each other in connection with the preparation of the foregoing documents. The Partnership Parties will use their commercially reasonable efforts to have the Information Statement, and the Partnership Parties and Parent will use their commercially reasonable efforts to have the Schedule 13E-3, cleared by the SEC as promptly as practicable after such filing. The Partnership Parties will use their commercially reasonable efforts to cause the Information Statement to be mailed to the Unitholders of the Partnership as promptly as practicable after the Information Statement is cleared by the SEC. The Partnership Parties shall as promptly as practicable notify Parent of the receipt of any oral or written comments from the SEC relating to the Information Statement or Schedule 13E-3. The Partnership Parties shall cooperate and provide Parent with a reasonable

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opportunity to review and comment on the draft of the Information Statement (including each amendment or supplement thereto) and the Partnership Parties and Parent shall cooperate and provide each other with a reasonable opportunity to review and comment on the draft Schedule 13E-3 (including each amendment or supplement thereto) and all responses to requests for additional information by and replies to comments of the SEC, prior to filing such with or sending such to the SEC, and the Partnership Parties and Parent will provide each other with copies of all such filings made and correspondence with the SEC with respect thereto. Partnership counsel shall, at the instruction of the Partnership Parties, prepare and file with the SEC the Schedule 13E-3, Information Statement and all other documents required to be filed in connection therewith.

(b) Each of the Partnership Parties and the Parent Parties agrees that none of the information supplied or to be supplied by such party or its Affiliates for inclusion or incorporation by reference (i) in the Information Statement will at the time of the mailing of the Information Statement to the Unitholders and at the time of any amendments thereof or supplements thereto, and (ii) in the Schedule 13E-3 to be filed with the SEC concurrently with the filing of the Information Statement, will, at the time of its filing with the SEC, and at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Intentionally Omitted.

Section 5.5 Efforts; Notification.

(a) Subject to the terms and conditions set forth in this Agreement, each of the parties hereto shall use their commercially reasonable efforts (subject to, and in accordance with, applicable Law) to take promptly, or to cause to be taken, all actions, and to do promptly, or to cause to be done, and to assist and to cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated hereby, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby and (iv) the execution and delivery of any additional instruments reasonably necessary to consummate the transactions contemplated hereby.

(b) The Partnership Parties and Parent Parties shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith. The Partnership Parties and Parent Parties shall use their respective commercially reasonable efforts to furnish to each other all information required for any application or other filing to be made pursuant to the rules and

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regulations of any applicable Law (including all information required to be included in the Information Statement and the Schedule 13E-3) in connection with the transactions contemplated by this Agreement.

(c) The Partnership Parties shall give prompt notice to Parent and the Purchasing Group, and Parent and the Purchasing Group shall give prompt notice to the Partnership Parties, of (i) the receipt of any notice or other communication in writing from any person alleging that the consent or approval of such third party is or may be required in connection with the transactions contemplated by this Agreement; (ii) the receipt of any notice or other communication from any Governmental Entity or the NYSE MKT (or any other securities market) in connection with the transactions contemplated by this Agreement; or (iii) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would be reasonably likely to cause or result in any of the conditions set forth in Article VII not being satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement or limit the remedies available to the party receiving such notice.

Section 5.6 Publicity. The initial press release with respect to the execution of this Agreement shall be a joint press release reasonably acceptable to Parent and the Partnership Parties (acting through the Special Committee). Thereafter, so long as this Agreement is in effect, none of the Partnership Parties or Parent Parties, nor any of their respective Affiliates shall issue or cause the publication of any press release or other announcement with respect to the Merger, this Agreement or the other transactions contemplated hereby without the prior consultation of the other parties, except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange.

Section 5.7 Indemnification and Insurance.

(a) The partnership agreement of the Surviving Entity shall, with respect to indemnification of directors and officers, not be amended, repealed or otherwise modified after the Effective Time in any manner that would adversely affect the rights thereunder of the Persons who at any time prior to the Effective Time were identified as prospective indemnitees under the Partnership Agreement in respect of actions or omissions occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement).

(b) All rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement) now existing in favor of the Indemnified Parties as provided in the Partnership Agreement, under applicable Delaware law, or otherwise, shall continue in full force and effect in accordance with their terms after the Effective Time.

(c) For a period of five (5) years after the Effective Time, Parent and Partnership Managing GP shall, and Parent and Partnership Managing GP shall cause the Surviving Entity (and its successors or assigns) to, maintain officers’ and directors’ liability insurance covering each person who is immediately prior to the Effective Time, or has been at any time prior to the Effective Time, an officer or director of any of the Partnership Group Entities and each person

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who immediately prior to the Effective Time is serving or prior to the Effective Time has served at the request of any of the Partnership Group Entities as a director, officer, trustee or fiduciary of another Person (collectively, the “Indemnified Parties”) who are or at any time prior to the Effective Time were covered by the existing officers’ and directors’ liability insurance applicable to the Partnership Group Entities (“D&O Insurance”) on terms substantially no less advantageous to the Indemnified Parties than such existing insurance with respect to acts or omissions, or alleged acts or omissions, prior to the Effective Time (whether claims, actions or other proceedings relating thereto are commenced, asserted or claimed before or after the Effective Time). Parent and the Partnership Managing GP shall have the right to cause coverage to be extended under the D&O Insurance by obtaining a five-year “tail” policy on terms and conditions no less advantageous than the existing D&O Insurance, and such “tail” policy shall satisfy the provisions of this Section 5.7(c).

(d) The rights of each Indemnified Party hereunder shall be in addition to any other rights such Indemnified Party may have under the governing documents of any Partnership Group Entity, under applicable Delaware Law, under any applicable agreements, by contract or otherwise. The provisions of this Section 5.7 shall survive the consummation of the Merger and expressly are intended to benefit, and shall be enforceable by, each of the Indemnified Parties.

(e) In the event Parent, Partnership Managing GP or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, Parent or Partnership Managing GP, as the case may be, shall cause proper provision to be made so that its successors or assigns shall assume the obligations set forth in this Section 5.7.

Section 5.8 Unitholder Litigation. The Partnership Parties shall give Parent the opportunity to participate in the defense or settlement of any litigation arising out of or related to the transactions contemplated by this Agreement against any of the Partnership Parties and/or their respective directors relating to the Merger or any other transactions contemplated hereby and no such settlement shall in any event be agreed to without Parent’s consent (which shall not be unreasonably withheld, conditioned or delayed).

Section 5.9 Delisting. The Partnership and Parent shall cooperate and use reasonable best efforts to cause the delisting of the Units from the NYSE MKT and the deregistration of such Units as promptly as practicable following the Effective Time in compliance with applicable Law.

Section 5.10 No Financing Commitment. For the avoidance of doubt, it shall not be a condition to the obligations of the Parent Parties to effect the Merger for the Parent Parties to obtain financing to enable them to make payment of the aggregate Merger Consideration and the Parent Parties’ related fees and expenses or any other financing.

Section 5.11 Section 16 Matters. Prior to the Effective Time, the Partnership Parties shall take such steps, to the extent required and permitted, to cause the transactions contemplated by this Agreement, including any dispositions of equity securities (including derivative securities) of the Partnership by each individual who is or will be subject to the reporting requirements of

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Section 16(a) of the Exchange Act with respect to the Partnership, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

ARTICLE VI

CONDITIONS TO THE MERGER

Section 6.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment (or waiver by all parties) at or prior to the Effective Time of each of the following conditions:

(a) the Unitholder Approval of this Agreement and the Merger shall have been obtained;

(b) Final Approval (as such term is defined in the Settlement Agreement) of the Settlement Agreement;

(c) since the date hereof, there shall not have been any state of facts, event, change, effect, development, condition or occurrence (or, with respect to facts, events, changes, effects, developments, conditions, or occurrences existing prior to the date hereof, any worsening thereof) that, individually or in the aggregate, has had or would reasonably be expected to have a Partnership Material Adverse Effect; and

(d) no order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition enacted or promulgated by any Governmental Entity restraining, enjoining or otherwise prohibiting the consummation of the Merger shall be in effect;

Section 6.2 Conditions to Obligation of the Partnership Parties to Effect the Merger. The obligations of the Partnership Parties to effect the Merger are further subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any one or more of which may be waived in whole or in part by the Partnership Parties (acting through the Special Committee):

(a) the representations and warranties of the Parent Parties contained in Section 4.1(a) (Qualification; Organization) and Section 4.2 (Authority; No Violation; Consents and Approvals) shall be true and correct in all respects, in each case at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date and (ii) the representations and warranties of the Parent Parties set forth in this Agreement (other than those referenced in clause (i) of this paragraph) shall be true and correct in all respects (disregarding any materiality or Parent Material Adverse Effect qualifiers therein) at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date, except where any failures of such representations or warranties to be so true and correct would not have, individually or in the aggregate, a Parent Material Adverse Effect; provided, however, that, with respect to clauses (i) and (ii) of this paragraph, representations and warranties that are made as of a particular date or period shall be true and correct (in the manner set forth in clause (i) or (ii), as applicable) only as of such date or period;

(b) the Parent Parties shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by them that are qualified by materiality or Parent Material Adverse Effect and shall have in all material respects

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performed all other obligations and complied with all other covenants required by this Agreement to be performed or complied with by them; and

(c) Parent shall have delivered to the Partnership Parties a certificate, dated the Effective Time and signed by its Chief Executive Officer or another senior executive officer, certifying to the effect that the conditions set forth in Sections 6.2(a) and 6.2(b) have been satisfied.

Section 6.3 Conditions to Obligation of the Parent Parties to Effect the Merger. The obligations of the Parent Parties to effect the Merger are further subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any one or more of which may be waived in whole or in part by the Parent Parties:

(a) (i) the representations and warranties of the Partnership Parties contained in Section 3.1(b) (Qualification, Organization, Subsidiaries, Etc.), Section 3.2 (Capitalization) and Section 3.3 (Authority; No Violation; Consents and Approvals) shall be true and correct in all respects, except, in the case of Section 3.2, for such inaccuracies as are de minimis in the aggregate, in each case at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date and (ii) the representations and warranties of the Partnership Parties set forth in this Agreement (other than those referenced in clause (i) of this paragraph) shall be true and correct in all respects (disregarding any materiality or Partnership Material Adverse Effect qualifiers therein) as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date, except where any failures of such representations or warranties to be so true and correct would not have, individually or in the aggregate, a Partnership Material Adverse Effect; provided, however, that, with respect to clauses (i) and (ii) of this paragraph, representations and warranties that are made as of a particular date or period shall be true and correct (in the manner set forth in clause (i) or (ii), as applicable) only as of such date or period; provided, further, that the representations and warranties referenced in clauses (i) and (ii) shall not be deemed to be inaccurate to the extent that the Parent Parties, J.D. Nichols or Brian Lavin had knowledge of such inaccuracy;

(b) the Partnership Parties shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by them that are qualified by materiality or Partnership Material Adverse Effect and shall have in all material respects performed all other obligations and complied with all other covenants required by this Agreement to be performed or complied with by them; and

(c) the Partnership Parties shall have delivered to the Parent Parties a certificate, dated the Effective Time and signed by an executive officer of the Partnership Managing GP, certifying to the effect that the conditions set forth in Sections 6.3(a) and 6.3(b) have been satisfied.

Section 6.4 Frustration of Conditions. No party may rely on the failure of any condition set forth in Section 6.1, 6.2 or 6.3, as the case may be, to be satisfied if such failure was caused by such party’s breach in any material respect of any provision of this Agreement or failure to use commercially reasonable efforts to consummate the Merger and the other transactions contemplated hereby, as required by and subject to Section 5.5.

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ARTICLE VII

TERMINATION

Section 7.1 Termination or Abandonment. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or after any approval of the matters presented in connection with the Merger by the Unitholders of the Partnership:

(a) by the mutual written consent of the Partnership Parties (acting through the Special Committee) and the Parent Parties;

(b) by either the Partnership Parties (acting through the Special Committee) or the Parent Parties, if:

(i) the Effective Time shall not have occurred on or before September 30, 2014 (the “Outside Date”), unless the failure of the Closing to occur by the Outside Date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth in this Agreement;

(ii) an injunction, other legal restraint or order of any Governmental Entity shall have been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and such injunction, other legal restraint or order shall have become final and nonappealable; provided that the party seeking to terminate this Agreement pursuant to this Section 7.1(b)(ii) shall have complied in all material respects with its obligations in Section 5.5;

(iii) Intentionally Omitted; or

(iv) the Court does not grant Final Approval (as such term is defined in the Settlement Agreement) of the Settlement Agreement;

(c) by the Partnership Parties (acting through the Special Committee), if the Parent Parties shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform, either individually or in the aggregate with other breaches by the Parent Parties, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 6.2, and which is not curable or, if curable, is not cured by the earlier of (A) the Outside Date and (B) 30 days following written notice of such breach or failure to perform to the Parent Parties; provided that the right to terminate this Agreement pursuant to this paragraph shall not be available to the Partnership Parties if, at such time, a condition set forth in Section 6.3 is not capable of being satisfied; or

(d) by the Parent Parties, if any Partnership Party shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform, either individually or in the aggregate with other breaches by the Partnership Parties, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 6.3, and which is not curable or, if curable, is not cured by the earlier of (A) the Outside Date and (B) 30 days following written notice of

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such breach or failure to perform to the Partnership Parties; provided that the right to terminate this Agreement pursuant to this paragraph shall not be available to the Parent Parties if, at such time, a condition set forth in Section 6.2 is not capable of being satisfied.

Section 7.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 7.1, this Agreement shall terminate and become null and void (except for the provisions of Sections 7.2 and 7.3 and Article VIII), and there shall be no liability on the part of the Partnership Parties or the Parent Parties to the other except as provided in Section 7.3 and Article VIII, except that no such termination shall relieve any party from liability arising out of any knowing, willful or intentional breach of any provision of this Agreement, in which case the aggrieved party shall be entitled to all rights and remedies available at law or in equity.

Section 7.3 Expenses. Except as provided in this Section 7.3 and except for (i) the expenses in connection with printing and mailing the Information Statement and (ii) all fees relating to SEC filings required by the transactions contemplated herein (which fees and expenses shall be borne, in each case, equally by the Partnership Parties and the Parent Parties), all fees and expenses incurred by the parties hereto shall be borne solely by the party that has incurred such fees and expenses.

ARTICLE VIII
MISCELLANEOUS

Section 8.1 Nonsurvival of Representations, Warranties, Covenants and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for Section 5.7 and for those other covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Effective Time.

Section 8.2 Amendments; Waivers. At any time prior to the Effective Time, any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Partnership Parties (acting through the Special Committee) and the Parent Parties, or in the case of a waiver, by the party against whom the waiver is to be effective; provided, however, that after receipt of Unitholder Approval, if any such amendment or waiver shall by the Partnership Agreement, applicable Law or in accordance with the rules and regulations of the NYSE MKT require further approval of the Unitholders of the Partnership, the effectiveness of such amendment or waiver shall be subject to the approval of the Unitholders of the Partnership. Notwithstanding the foregoing, no failure or delay by the Partnership Parties or the Parent Parties in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

Section 8.3 Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile or electronic transmission (with confirmation by telephone or return facsimile or electronic transmission), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class

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postage prepaid), addressed as follows (or at such other address for a party as shall be specified by like notice):

To Parent or Merger Sub:

NTS Realty Capital, Inc.
600 North Hurstbourne Parkway, Suite 300
Louisville, Kentucky 40222
Attention: Brian F. Lavin
Facsimile: (502) 426-4994
Email: blavin@ntsdevco.com

with copies to:

Fore, Miller & Schwartz
200 South Fifth Street, Suite 700 North
Louisville, KY 40202
Attention: Stephen H. Miller
Facsimile: (502) 589-1637
Email: smiller@stephenhmiller.com

To Partnership Managing GP, Partnership or Special Committee:

NTS Realty Capital, Inc.
600 North Hurstbourne Parkway, Suite 300
Louisville, Kentucky 40222
Attention: Mark D. Anderson
Email: mark@andersonrealestcap.com

with copies to:

Stites & Harbison PLLC
400 West Market Street, Suite 1800
Louisville, KY 40202
Attention: C. Craig Bradley, Jr.
Email: cbradley@stites.com
Facsimile: (502) 587-6391

and

Taft Stettinius & Hollister LLP
111 East Wacker Drive, Suite 2800
Chicago, IL 60601
Attention: Cezar M. Froelich
Facsimile: (312) 527-9897
Email: cfroelich@taftlaw.com

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Section 8.4 Interpretation; Construction; Severability.

(a) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” shall be deemed to mean “and/or.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement.

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(c) If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such provision, covenant or restriction be enforced to the maximum extent permitted.

(d) In the event of any conflict between this Agreement and the Settlement Agreement or any Court Order relating thereto, the terms of the Settlement Agreement or Court Order, as applicable, shall control.

Section 8.5 Governing Law; Jurisdiction. This Agreement, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery (or a proper Delaware state court if the Court of Chancery does not have subject matter jurisdiction) or the federal courts sitting in the State of Delaware. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the

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fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 8.6 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, DIRECTLY OR INDIRECTLY, ARISING OUT OF, OR RELATING TO, THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.6.

Section 8.7 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Court of Chancery (or a proper Delaware state court if the Court of Chancery does not have subject matter jurisdiction) or the federal courts sitting in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In connection with any request for specific performance or equitable relief by any party hereto, each of the other parties waive any requirement for the security or posting of any bond in connection with such remedy.

Section 8.8 Assignment: Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.9 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

Section 8.10 Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the schedules, documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and thereof and, except as set forth in Section 5.7 and except for the rights of Unitholders whose Units are converted into the right to receive the Merger Consideration pursuant to Section

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2.1 to receive such Merger Consideration after the Effective Time, is not intended to and shall not confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 8.11 No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

Section 8.12 Certain Definitions. For purposes of this Agreement, the following terms will have the following meanings when used herein:

(a) “Affiliates” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, for purposes of this Agreement (a) each of the Parent Parties and their respective members and managers and their Affiliates shall not be deemed to be an Affiliate of the Partnership or any of the Subsidiaries of Partnership, and (b) none of the Partnership or any of the Subsidiaries of Partnership shall be deemed to be an Affiliate of the Parent Parties. In addition, for purposes of this Agreement, each member of the Purchasing Group shall be treated as an Affiliate of the Parent Parties.

(b) “Business Day” means any day other than a Saturday, Sunday or a day on which the banks in New York are authorized by law or executive order to be closed.

(c) “Contracts” means any contracts, agreements, licenses, notes, bonds, mortgages, indentures, commitments, leases or other instruments or obligations, whether written or oral.

(d) “Court” means the Jefferson County Circuit Court of the Commonwealth of Kentucky.

(e) “Encumbrances” means pledges, restrictions on transfer, proxies and voting or other agreements, liens, claims, charges, mortgages, security interests or other legal or equitable encumbrances, limitations or restrictions of any nature whatsoever.

(f) “Governmental Entity” means any (a) multinational, federal, national, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, administrative agency, board, bureau or agency, domestic or foreign, (b) subdivision, agent, commission, board, or authority of any of the foregoing, or (c) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under, or for the account of, any of the foregoing, in each case, which has jurisdiction or authority with respect to the applicable party.

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(g) “Knowledge” or “knowledge” means (i) with respect to Parent, the knowledge of the individuals listed on Section 8.12(f)(i) of the Parent Disclosure Schedule and (ii) with respect to the Partnership Parties, the knowledge of the individuals listed on Section 8.12(f)(ii) of the Partnership Disclosure Schedule.

(h) “Law” or “Laws” means all statutes, regulations, statutory rules, orders, judgments, decrees and terms and conditions of any grant of approval, permission, authority, permit or license of any court, Governmental Entity, statutory body or self-regulatory authority (including the NYSE MKT).

(i) “Limited Partner” has the meaning set forth in the Partnership Agreement.

(j) “Net Settlement Fund” means Seven Million Four Hundred and One Thousand, Four Hundred and Eighty-Seven Dollars ($7,401,487) less any and all amounts payable in respect of attorneys’ fees and reimbursement of expenses to plaintiffs’ counsel or an incentive award for plaintiffs.

(k) “Orders” or “orders” means any orders, judgments, injunctions, awards, decrees or writs handed down, adopted or imposed by, including any consent decree, settlement agreement or similar written agreement with, any Governmental Entity.

(l) “organizational or governing documents” means, for a corporation, the certificate of incorporation (or similarly-titled document of equivalent effect) and bylaws; for a partnership, the certificate of limited partnership (or similarly-titled document of equivalent effect) and partnership agreement; for a limited liability company, the certificate of formation (or similarly-titled document of equivalent effect) and limited liability company agreement; and for other business entities, certificates and documents of equivalent effect.

(m) “Parent Material Adverse Effect” means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences, prevents or materially delays or materially impairs or would be reasonably likely to prevent or materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger and the other transactions contemplated hereby.

(n) “Partially Owned Entity” means, with respect to a specified person, any other person that is not a Subsidiary of such specified person but in which such specified person, directly or indirectly, owns less than 100% of the equity interests thereof (whether voting or non-voting and including beneficial interests).

(o) “Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of December 29, 2005, as amended from time to time.

(p) “Partnership Group Entities” means the Partnership Parties and each direct or indirect Subsidiary and Partially Owned Entity of the Partnership.

(q) “Partnership Material Adverse Effect” means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences, has had or would be reasonably likely to have a material

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adverse effect on (i) the business, condition (financial or otherwise) or results of operations of the Partnership Parties and the Subsidiaries of the Partnership, taken as a whole, or (ii) the ability of the Partnership Parties to perform their obligations hereunder or to consummate the Merger and the other transactions contemplated hereby; provided, however, that a Partnership Material Adverse Effect shall not include (A) facts, circumstances, events, changes, effects or occurrences (I) generally affecting the industries in which the Partnership Parties operate, (II) generally affecting the economy or the financial or securities markets in the United States or globally (including interest rates), (III) generally affecting regulatory or political conditions in the United States, (IV) caused by compliance with the terms of this Agreement (including omissions required by this Agreement), (V) caused by the announcement or pendency of the Merger (including litigation brought by any Unitholders of the Partnership (on their own behalf or on behalf of the Partnership) or (VI) caused by any action taken or omitted to be taken by an officer of a Partnership Party at the direction of any of the Parent Parties or any member of the Purchasing Group (except, with respect to each of J.D. Nichols and Brian Lavin, (1) in his capacity as part of, (2) in accordance with authority delegated to him by, or (3) as otherwise authorized by, the Board of Directors or any committee thereof); (B) changes in applicable Laws or generally accepted accounting principles after the date hereof, (C) a decrease in the market price of the Units; (D) any failure by the Partnership Parties to meet any internal or publicly disclosed projections, forecasts or estimates of revenue or earnings; or (E) any decrease in distributions in respect of the Units; (F) geopolitical conditions, the outbreak or escalation of hostilities, any acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of this Agreement; or (J) any hurricane, tornado, flood, earthquake or other natural disaster; except, in the case of clauses (A)(I), (A)(II), (A)(III), (F) and (J) of this definition, for any fact, circumstance, event, change, effect or occurrence that has a disproportionate effect of the Partnership Parties and the Subsidiaries of the Partnership, taken as a whole, relative to other participants in the industries in which the Partnership Parties operate.

(r) “Partnership Non-Managing GP” means NTS Realty Partners, LLC, a Delaware limited liability company.

(s) “Permitted Encumbrances” means (i) carriers’, warehousemens’, mechanics’, materialmen’s, repairmen’s or other like liens imposed by law arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceeding, (ii) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements, (iii) liens, security interests, charges or other encumbrances imposed by law for Taxes not yet due and payable or which are being contested in good faith by appropriate proceedings (provided that adequate reserves with respect thereto are maintained on the books of such person or its subsidiaries, as the case may be, in conformity with GAAP), (iv) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, (v) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, do not materially interfere with the ordinary conduct of the business by the relevant person and its subsidiaries, and (vi) liens, title defects, preferential rights or other encumbrances created

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pursuant to construction, operating and maintenance agreements, space lease agreements and other similar agreements, in each case having ordinary and customary terms and entered into in the ordinary course of business by the relevant person and its subsidiaries.

(t) “person” or “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including a Governmental Entity, and any permitted successors and assigns of such person.

(u) “Purchasing Group” means (i) J.D. Nichols; (ii) Brian Lavin; (iii) NTS Realty Capital, Inc.; (iv) NTS Realty Partners, LLC; (v) ORIG, LLC; (vi) Ocean Ridge Investments, Ltd.; (vii) BKK Financial, Inc.; (viii) The J.D. Nichols Irrevocable Trust for My Daughters; (ix) The J.D. Nichols Irrevocable Trust for My Grandchildren; (x) Kimberly Ann Nichols; (xi) Zelma Nichols; and (xii) Brickwood, LLC.

(v) “Settlement Agreement” means that certain Stipulation and Agreement of Compromise, Settlement and Release related to Dannis, Stephen, et al. v. Nichols, J.D., et al., Case No. 13-CI-00452 pending in Jefferson County Circuit Court of the Commonwealth of Kentucky, the entirety of which is incorporated by reference into this Agreement.

(w) “Solvent” when used with respect to any Person, means that, as of any date of determination (a) the amount of the “fair saleable value” of the assets of such Person will, as of such date, exceed (i) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with applicable Laws governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of such Person on its existing debts (including contingent and other liabilities) as such debts become absolute and mature, (b) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date, and (c) such Person will be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.

(x) “Subsidiaries” of any person means any corporation, partnership, association, trust or other form of legal entity of which (i) more than 50% of the outstanding voting securities are directly or indirectly owned by such person, or (ii) such person or any Subsidiary of such person is a general partner.

(y) “Tax” or “Taxes” means any taxes, assessments, fees and other governmental charges imposed by any Governmental Entity, including income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, goods and services, turnover, sales, use, property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits,

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occupational, premium, windfall profit, severance, estimated, or other charge of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

(z) “Tax Return” means any return, declaration, report, election, designation, notice, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

(aa) “Unit” means has the meaning set forth in the Partnership Agreement or, with respect to an interest or former interest in a predecessor of the Partnership that was or is exchangeable for Units or any right to such an exchange, such interest, former interest or right.

(bb) “Unitholder” means the holder of a Unit, an interest or former interest in a predecessor of the Partnership that was or is exchangeable for Units or any right to such an exchange, as applicable.

(cc) “Unitholder Approval” means approval of at least a majority of the outstanding Units voting together as a single class.

(dd) Each of the following terms is defined in the Section set forth opposite such term:

Agreement	Preamble
Alternative Proposal	Section 5.3(i)(i)
Board of Directors	Recitals
Book-Entry Units	Section 2.2(a)
Certificate of Merger	Section 1.3
Certificates	Section 2.2(a)
Change in Recommendation	Section 5.3(e)
Closing	Section 1.2
Closing Date	Section 1.2
Code	Section 2.2(b)(iii)
D&O Insurance	Section 5.7(c)
Delaware Action	Recitals
Delaware Court	Recitals
Directors Plan	Section 2.1(a)
DLLCA	Section 1.1
DRULPA	Section 1.1
Effective Time	Section 1.3
Exchange Act	Section 3.3
Exchange Fund	Section 2.2(a)
GAAP	Section 3.4(b)
Indemnified Parties	Section 5.7(c)
Information Statement	Section 3.3(e)
Intervening Event	Section 5.3(i)(ii)
Kentucky Action	Recitals
Letter of Transmittal	Section 2.2(b)(i)
Merger	Recitals
Merger Consideration	Section 2.1(a)

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Merger Sub	Preamble
Outside Date	Section 7.1(b)(i)
Original Merger	Recitals
Original Merger Agreement	Recitals
Original Merger Consideration	Recitals
Parent	Preamble
Parent Disclosure Schedule	Article IV
Parent Parties	Preamble
Partnership	Preamble
Partnership Disclosure Schedule	Article III
Partnership Financial Statements	Section 3.4(b)
Partnership Managing GP	Preamble
Partnership Parties	Preamble
Paying Agent	Section 2.2(a)
Recommendation	Section 3.3(c)
Remaining Interests	Section 2.1(b)
Representatives	Section 5.3(a)
Schedule 13E-3	Section 3.3(e)
SEC	Section 3.3(e)
Securities Act	Section 3.4(a)
SOX	Section 3.4(a)
Special Committee	Recitals
Surviving Entity	Section 1.1

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first above written.

NTS MERGER PARENT, LLC By: Name: Brian F. Lavin Title: Manager

NTS MERGER SUB, LLC By: Name: Brian F. Lavin Title: Manager

NTS REALTY HOLDINGS LIMITED PARTNERSHIP By: NTS REALTY CAPITAL, INC., its managing general partner By: Name: Mark D. Anderson Title: Chairman of the Special Committee

NTS REALTY CAPITAL, INC. By: Name: Mark D. Anderson Title: Chairman of the Special Committee

EXHIBIT B

13-CI-00452
JEFFERSON CIRCUIT COURT
DIVISION FOUR (4)
HON. CHARLES L. CUNNINGHAM, JR.

STEPHEN J. DANNIS, et al.,	PLAINTIFFS

PRELIMINARY APPROVAL ORDER

J. D. NICHOLS, et al.	DEFENDANTS

Plaintiffs (“Plaintiffs”), by Plaintiffs’ Counsel and Defendants, NTS Realty Holdings Limited Partnership, NTS Realty Capital, Inc., J. D. Nichols, Brian Lavin, NTS Merger Parent, LLC, Mark Anderson, John Daly, Sr. and John Lenihan (collectively, “Defendants,” and together with Plaintiffs, the “Parties”) having applied pursuant to Kentucky Rule of Civil Procedure 23 for an order approving the proposed settlement of the above-captioned class action (the “Action”) and determining certain matters in connection with the proposed settlement of the Action (the “Settlement”) and for dismissal of the Action with prejudice, in accordance with the terms and conditions of the Stipulation and Agreement of Compromise, Settlement and Release entered into by the Parties and dated February ___, 2014 (the “Stipulation”).

Now, upon consent of the Parties after review and consideration of the Stipulation and the Exhibits annexed thereto filed in the Jefferson Circuit Court, Division Four (4), the Honorable Charles L. Cunningham presiding (the “Court”) and after due deliberation:

IT IS HEREBY ORDERED, ADJUDGED AND DECREED, this ____ day of February, 2014 that:

1. For settlement purposes only, and pending the Final Settlement Hearing (defined below), the Action is temporarily certified as a non-opt out class pursuant to Kentucky Rule of Civil Procedure 23, composed of any and all record holders and beneficial owners of NTS

Partnership units, and any holder of any current or former right, upon due surrender of any equity or interest in a predecessor partnership that was merged with and into NTS and delivery of related documentation in connection with such surrender, to exchange such equity or interest for NTS Partnership units, other than the Excluded Unitholders (as that term is defined in the Stipulation), their respective successors in interest, successors, predecessors in interest, predecessors, representatives, trustees, executors, administrators, heirs, assigns or transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming under, any of them, and each of them together with their predecessors and successors and assigns, who held units of NTS at any time between December 28, 2012 and [the date of Final Approval] (the “Class”).

2. A final settlement hearing (the “Final Settlement Hearing”) shall be held on April 24, 2014 at 1:00 p.m. to:

a. determine whether the preliminary class action certification herein should be made final;

b. determine whether the Settlement should be approved by the Court as fair, reasonable, adequate and in the best interests of the Class;

c. determine whether an Order and Final Judgment should be entered pursuant to the Stipulation;

d. consider Plaintiffs’ Counsel’s application for an award of attorneys’ fees and expenses and an incentive award to Plaintiffs;

e. rule on such other matters as the Court may deem appropriate.

3. The Court reserves the right to adjourn the Final Settlement Hearing or any adjournment thereof, including the consideration of the application for attorneys’ fees and

2

reimbursement of legal expenses and an incentive award to Plaintiffs, without further notice of any kind other than oral announcement at the Final Settlement Hearing or any adjournment thereof.

4. The Court reserves the right to approve the Settlement at or after the Final Settlement Hearing with such modification(s) as may be consented to by the Parties to the Stipulation and without further notice to the Class.

5. Within thirty (30) days after the date of this Order, NTS shall cause a notice of the Final Settlement Hearing, in substantially the form annexed as Exhibit B to the Stipulation (the “Notice”) to be mailed to all unitholders of record that are members of the Class at their last known address appearing in the transfer records maintained by or on behalf of NTS. All unitholders of record in the Class who were not also the beneficial owners of the units of NTS held by them of record shall be requested to forward the Notice to such beneficial owners of those units. NTS shall use reasonable efforts to give notice to such beneficial owners by making additional copies of the Notice available to any record holder who, prior to the Settlement Hearing, requests the same for distribution to beneficial owners.

6. The form and method of the Notice herein is the best notice practicable and constitutes due and sufficient notice of the Final Settlement Hearing to all persons entitled to receive such a Notice. Counsel for NTS, at least ten (10) business days prior to the Final Settlement Hearing described herein, shall file with the Court an appropriate affidavit with respect to the preparation, mailing and publication of the Notice.

7. All proceedings in the Action, other than continuing discovery as set forth in the Stipulation and such proceedings as may be necessary to carry out the terms and conditions of the Settlement, are hereby stayed and suspended until further order of the Court. Pending final

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determination of whether the Settlement should be approved, Plaintiffs, and all members of the Class, are barred and enjoined from commencing or prosecuting any action asserting either directly, representatively, derivatively, or in any other capacity, any Released Claims as defined in the Stipulation.

8. Any member of the Class who objects to the Settlement, the Order and Final Judgment to be entered in the Action, and/or Plaintiffs’ Counsels’ application for attorneys’ fees, or who otherwise wishes to be heard, may appear in person or by such member’s attorney at the Final Settlement Hearing and present evidence or argument that may be proper and relevant; provided, however, that, except for good cause shown, no person shall be heard and no papers, briefs, pleadings or other documents submitted by any person shall be considered by the Court unless not later than ten (10) business days prior to the Final Settlement Hearing such person files with the Court and serves upon counsel listed below: (a) a written notice of intention to appear; (b) a statement of such person’s objections to any matters before the Court; and (c) the grounds for such objections and the reasons that such person desires to appear and be heard, documentation evidencing membership in the class as well as all documents or writings such person desires the Court to consider. Such filings shall be filed with the Clerk of the Jefferson Circuit Court and served upon the following counsel:

Ethan D. Wohl Sara J. Wigmore Wohl & Fruchter LLP 570 Lexington Avenue 16th Floor New York, NY 10022 Co-Lead Counsel for Plaintiffs
Cezar M. Froelich
James D. Wilson
Brett Nolan
Taft Stettinius & Hollister LLP
111 East Wacker Drive
Suite 2800
Chicago, IL 60601
Counsel for NTS Realty Holdings Limited Partnership and NTS
Realty Capital, Inc.

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Shane Rowley Justin Sherman Levi & Korsinsky, LLP 30 Broad Street 24th Floor New York, NY 10004 Co-Lead Counsel for Plaintiffs
Stephen H. Miller
Jeffrey G. Stovall
Fore, Miller & Schwartz
Suite 700 North, First Trust Centre
200 South Fifth Street
Louisville, KY 40202
Counsel for J. D. Nichols, Brian Lavin and NTS Merger Parent,
LLC

J. Gregory Joyner Tyler F. Stebbins Naber Joyner & Associates 462 South Fourth Avenue Suite 1730 Louisville, KY 40202 Liaison Counsel for Plaintiffs	Charles J. Cronan, IV Clark C. Johnson Amber D. Nicely Stites & Harbinson, PLLC 400 West Market Street Suite 1800 Louisville, KY 40202 Counsel for Mark Anderson, John Daly, Sr. and John Lenihan

Margaret E. Keane
Eric L. Ison
Jared A. Cox
Bingham, Greenebaum Doll, LLP
3500 National City Tower
101 South Fifth Street
Louisville, KY 40202
Liaison Counsel For Defendants NTS Realty Holdings Limited
Partnership and NTS Realty Capital, Inc.

9. Unless the Court otherwise directs, no person shall be entitled to object to the approval of the Settlement, any judgment entered thereon, the adequacy of the representation of the Class by Plaintiffs’ Counsel, any award of attorneys’ fees, or otherwise be heard, except by serving and filing a written objection and supporting papers and documents as described in Paragraph 8. Any person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objections in this or any other action or proceeding.

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10. If the Settlement, including any amendment made in accordance with the Stipulation, is not approved by the Court or shall not become effective for any reason whatsoever, the Settlement (including any modification thereof made with the consent of the Parties as provided for in the Stipulation), and preliminary Class certification herein and any actions taken or to be taken in connection therewith (including this Order and any judgment entered herein) shall be terminated and shall become void and of no further force or effect, except for the obligation of NTS or its successor entity to pay for any expenses incurred in connection with the Notice and administration provided for by this Preliminary Approval Order. In that event, neither the Stipulation, nor any provision contained in the Stipulation, nor any action undertaken pursuant thereto, nor the negotiation thereof by any party shall be deemed an admission or received as evidence in this or any other action or proceeding.

Charles L. Cunningham, Jr. Circuit Judge

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EXHIBIT C

13-CI-00452
JEFFERSON CIRCUIT COURT
DIVISION FOUR (4)
HON. CHARLES L. CUNNINGHAM, JR.

STEPHEN J. DANNIS, et al.	PLAINTIFFS

NOTICE OF PENDENCY OF CLASS ACTION, PROPOSED SETTLEMENT, SETTLEMENT HEARING AND RIGHT TO APPEAR

J. D. NICHOLS, et al.	DEFENDANTS

TO:	ALL RECORD AND BENEFICIAL OWNERS OF NTS REALTY HOLDINGS LIMITED PARTNERSHIP (NYSE MKT: NLP) UNITS AT ANY TIME BETWEEN AND INCLUDING DECEMBER 28, 2012 AND FINAL APPROVAL OF THE SETTLEMENT HEREIN.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF A LAWSUIT AND CONTAINS IMPORTANT INFORMATION. YOUR RIGHTS WILL BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE PROPOSED SETTLEMENT OF THIS LAWSUIT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS, AND ADEQUACY OF THE PROPOSED SETTLEMENT AND RELATED MATTERS, AND FROM PURSUING THE SETTLED CLAIMS (AS DEFINED HEREIN).

IF YOU WERE NOT THE BENEFICIAL OWNER OF NTS PARTNERSHIP UNITS BUT HELD SUCH UNITS FOR A BENEFICIAL OWNER, PLEASE TRANSMIT THIS DOCUMENT PROMPTLY TO SUCH BENEFICIAL OWNER.

* * * * *

The Purpose of this Notice

This Notice, which is sent pursuant to Rule 23 of the Kentucky Rules of Civil Procedure and pursuant to an Order of the Jefferson Circuit Court (the “Court”) entered in the above-captioned action, describes the proposed settlement of class action lawsuits against NTS Realty Holdings Limited Partnership (“NTS” or the “Company”), NTS Realty Capital, Inc., J. D. Nichols, Brian Lavin, NTS Merger Parent, LLC, Mark Anderson, John Daly, Sr. and John Lenihan (collectively the “Defendants”) whereby all of the NTS limited partnership units (the “Units”), other than Units owned by Messrs. Nichols and Lavin and certain of their affiliates (the “Purchasers”) would be canceled and automatically converted into the right to receive a cash payment equal to $7.50 per Unit, plus a pro rata share of the Net Settlement Fund (as defined below) (the “Merger”).

The lawsuits (defined below as the “Action” or “Actions”) are brought on behalf of a proposed class (the “Class”) consisting of all record holders and beneficial owners of NTS Units (other than those owned or controlled by the Purchasers) as well as their respective successors in interest, successors, predecessors in interest, predecessors, representatives, trustees, executors, administrators, heirs, assigns or transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming under, any of them, and each of them, together with their predecessors and successors and assigns, who held such Units of NTS at any time between December 28, 2012 (the date NTS announced the Original Merger Agreement) and final approval of the proposed settlement herein.

The purpose of this Notice is to inform you of a proposed settlement (the “Settlement”) of the Action and of a hearing to be held on April 24, 2014, at 1:00 p.m (the “Final Settlement Hearing”). The purpose of the Final Settlement Hearing is to determine: (a) whether the Court

2

should certify the Class for purposes of the Settlement; (b) whether the proposed Settlement of the Action on the terms and conditions provided for in the Stipulation and Agreement of Compromise, Settlement and Release (the “Stipulation”) is fair, reasonable, adequate, and in the best interests of the Class and should be approved by the Court; (c) whether the Order and Final Judgment provided for in the Stipulation should be ordered thereon; (d) whether the Court should grant the application of Plaintiffs’ Counsel for an award of attorneys’ fees and reimbursement of litigation expenses and an incentive award to Plaintiffs; and (e) such other matters as the Court may deem appropriate.

If you are a member of the Class, this Notice will inform you of how, if you so choose, you may enter your appearance in the Action or object to the proposed Settlement and have your objection heard at the Settlement Hearing.

THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES BY ANY OF THE PARTIES. IT IS BASED ON STATEMENTS OF THE PARTIES AND IS SENT FOR THE SOLE PURPOSE OF INFORMING YOU OF THE EXISTENCE OF THIS ACTION AND OF A HEARING ON A PROPOSED SETTLEMENT SO THAT YOU MAY MAKE APPROPRIATE DECISIONS AS TO STEPS YOU MAY, OR MAY NOT, WISH TO TAKE IN RELATION TO THIS ACTION.

Background and Description of the Action

On December 28, 2012, NTS announced that it and NTS Realty Capital, Inc., NTS’s managing general partner (“Realty Capital”), entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) with NTS Merger Parent, LLC (“Parent”), an entity controlled by the Company’s founder and Realty Capital’s Chairman, J.D. Nichols, and Realty Capital’s

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President and Chief Executive Officer, Brian F. Lavin, and NTS Merger Sub, LLC (“Merger Sub”), a wholly-owned subsidiary of Parent, and together with Mr. Nichols, Mr. Lavin, Parent and certain of their respective affiliates, the “Purchasers”).

Upon consummation of the transactions proposed in the Original Merger Agreement, Merger Sub would merge with and into NTS and NTS would continue as the surviving entity (the “Original Merger”). Upon consummation of the Original Merger, all of the NTS limited partnership units (“Units”), other than Units owned by the Purchasers, would be canceled and converted automatically into the right to receive a cash payment equal to $7.50 per Unit (the “Original Merger Consideration”).

On January 25, 2013, the Kentucky Action was filed in the Court by NTS unitholders alleging, among other things, that Realty Capital’s board of directors had breached their fiduciary duties in connection with their consideration and approval of the Original Merger Agreement.

On February 4, 2013, NTS filed a Preliminary Proxy Statement on Schedule 14A with the Securities and Exchange Commission (“SEC”).

Between February 12, 2013 and February 15, 2013, two actions were filed in the Delaware Court of Chancery by NTS unitholders alleging, among other things, that Realty Capital’s board of directors had breached their fiduciary duties in connection with their consideration and approval of the Original Merger Agreement. These actions, and their filing dates, are as follows: R. Jay Tejera v. NTS Realty Holdings LP et al., Civil Action No. 8302-VCP, filed February 12, 2013 and Gerald A. Wells v. NTS Realty Holdings LP et al., Civil Action No. 8322-VCP, filed February 15, 2013.

On March 13, 2013, Plaintiffs filed an amended complaint in the Kentucky Action.

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On March 19, 2013, the Delaware Court of Chancery consolidated the Tejera and Wells complaints under the Tejera case number and the consolidated case caption of In Re NTS Realty Holdings Limited Partnership Unitholders Litigation (the “Delaware Action,” and with the Kentucky Action, the “Actions”; unless otherwise indicated “Plaintiffs” shall mean plaintiffs in both the Kentucky and Delaware Actions).

On April 12, 2013, Defendants filed motions to dismiss the amended complaint in the Kentucky Action.

On April 24, 2013, counsel appeared in the Kentucky Action and the court set a briefing schedule for hearing on the Motions to Dismiss. After further consultation between counsel for all the parties in the Kentucky Action, counsel prepared an agreed order on May 31, 2013, allowing Plaintiffs to file a Second Amended Complaint, which order was entered June 7, 2013.

Pursuant to the June 7, 2013, order, the parties began discovery; wherein thousands of documents have been exchanged and reviewed by the parties.

On June 12, 2013, the Delaware Chancery Court granted a Stipulation and Order of Voluntary Dismissal as to Plaintiff R. Jay Tejera, dismissing the claims of Plaintiff R. Jay Tejera, without prejudice, in the Delaware Action.

On June 17 and 20, Defendants filed their Motions to Dismiss the Second Amended Complaint in the Kentucky Action.

On July 19, 2013, NTS filed an amended Preliminary Proxy Statement on Schedule 14A with the SEC.

In July 2013, Plaintiffs retained experts to review and investigate the values of the properties held by the Company, including receiving independent appraisals and valuations.

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In August, 2013, the parties entered into an agreement to stay additional discovery because of on-going negotiations.

During July and August, 2013, the Plaintiffs consulted with their experts and provided Defendants with valuations.

In August, 2013, the parties engaged in two days of extensive face-to-face negotiations with their experts present. During those face-to-face negotiations, the Defendants provided Plaintiffs access to the principals of Centerboard Securities LLC (“Centerboard”) and allowed such individuals to be questioned regarding the fairness opinion written by Centerboard.

When those negotiations were unsuccessful, certain Defendants moved to terminate the hold on additional discovery on September 3, 2013.

On October 18, 2013, a special committee of Realty Capital’s board of directors delivered notice to Parent and Merger Sub informing Parent and Merger Sub that the special committee had determined to terminate the Original Merger Agreement.

In September, October and November, 2013 the Parties, through counsel, continued to negotiate in both face-to-face meetings and via telephone.

On or about November 20, 2013, the Court set a hearing for January 9, 2014 on Defendants’ Motions to Dismiss the Kentucky Action.

On the basis of all of the information produced, including publicly available information, the discovery materials described herein, the additional discovery described herein, and consultations with independent financial advisors retained by counsel, Plaintiffs in the Kentucky Action have determined that the Settlement described herein is fair, reasonable, adequate, and in the best interests of the Plaintiffs and the Class (as defined herein).

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Defendants each have denied, and continue to deny, that they have committed or aided and abetted the commission of any violation of law or engaged in any of the wrongful acts alleged in the Action, and expressly maintain that they diligently and scrupulously complied with their fiduciary and other legal duties in connection with the Merger and the Merger Agreement and are entering into this Settlement solely to eliminate the burden and expense of further litigation.

In connection with settlement discussions and negotiations leading to this proposed Settlement, counsel for Plaintiffs and Defendants did not discuss the appropriateness or amount of any application by counsel for the Plaintiffs for an award of attorneys’ fees and expenses until the substantive terms of the proposed settlement on behalf of and for the benefit of the proposed Class were negotiated and agreed upon.

The Parties wish to settle and resolve the claims asserted by Plaintiffs and all claims relating to or arising out of the Original Merger Agreement, the Original Merger, the Amended Merger Agreement (as defined below) and related transactions (the “Proposed Transactions”), and the parties have, following arm’s-length negotiations, entered into a Stipulation and Agreement of Compromise, Settlement and Release (the "Stipulation"), providing for the settlement of the Actions on the terms and subject to the conditions set forth below, and the parties believe the Settlement is in the best interests of the class.

Reasons for the Settlement

As set forth herein, the Settlement provides for the payment of additional per share consideration in the amount of $1.75 per share, net of certain fees, costs and expenses (as further discussed below). After receiving discovery, including detailed financial information concerning the Company, its operational results, and future prospects, Plaintiffs believe that the settlement

7

consideration is an excellent result and constitutes a fair, reasonable, and adequate basis upon which to resolve the claims asserted in the Action.

In reaching this determination, Plaintiffs determined that while the Purchasers might ultimately be prepared to proceed with the Merger at a higher price, there was a material risk that they would not, and that financial conditions could be less favorable for a transaction in the future. Plaintiffs took into account that in the absence of a transaction, the remedies of Plaintiffs and the Class would involve pursuing litigation against the Purchasers and the Special Committee on the grounds that (i) ongoing payments by NTS to management companies affiliated with the Purchasers were unfair and (ii) the Special Committee had breached its fiduciary duties by terminating the Original Merger Agreement. Plaintiffs also took into account that the trading price of the Units during the period after termination of the Original Merger Agreement was generally below $5.00 per Unit, and that the last closing price of the Units before the original offer by the Purchasers on August 31, 2012 was $3.07 per Unit. All Defendants deny and continue to deny that they have committed or aided and abetted the commission of any unlawful or wrongful acts alleged in the Action, and expressly maintain that they diligently and scrupulously complied with their fiduciary duties and other legal duties. Defendants state that they have agreed to the Settlement solely because the Settlement will eliminate the burden and expense of further litigation.

Settlement Terms

In consideration for the full settlement and release of all Settled Claims (as defined below), NTS shall pay to each member of the Class, as hereinafter defined, in connection with the closing of the merger contemplated in the Amended Merger Agreement (“Merger”), (i) $7.50 per Unit, plus (ii) a share of the Net Settlement Fund (as defined below), divided pro rata among

8

the Eligible Units (as defined below), at the time, subject to the conditions and pursuant to the procedures set forth in Section 2.2(b) of the Amended Merger Agreement.

The total number of Units held by the members of the Class is 4,229,421 (the “Eligible Units”), and the settlement consideration payable hereunder is $1.75 per Unit, resulting in a total settlement payment of Seven Million Four Hundred and One Thousand, Four Hundred and Eighty-Seven Dollars ($7,401,487) (the “Settlement Payment”). The Settlement Payment, less fees, expenses and incentive award to Plaintiffs, if any awarded by the Court, shall constitute the Net Settlement Fund (“Net Settlement Fund.”) All Defendants acknowledge that the prosecution of the Actions and the efforts of counsel for Plaintiffs (collectively, “Plaintiffs’ Counsel”) were the sole causal factors that led to the agreement to make the Settlement Payment.

Parent and Merger Sub, or their affiliates, shall pay the Original Merger Consideration and the Settlement Payment to the Paying Agent at or before the closing of the Merger. The Paying Agent shall hold the Settlement Payment in trust pending disbursement as provided in the Amended Merger Agreement. The Settlement Payment and the Original Merger Consideration shall not be due or owing under this Stipulation or paid as provided herein until (i) the Court has finally certified the Class; (ii) Final Approval of the Settlement has occurred; (iii) the Court has approved a complete release of all Released Persons (defined below), in the form customarily approved by the Court in connection with settlements of this type; (iv) an Order dismissing the Kentucky Action with prejudice has become final and no longer subject to appeal, whether by passage of time or otherwise; (v) an Order dismissing the Delaware Action with prejudice has become final and no longer subject to appeal, whether by passage of time or otherwise; (vi) the Effective Time (as defined in the Amended Merger Agreement) and (vii) with respect to any member of the Class, paid in compliance with the procedures set forth in Section 2.2(b) of the

9

amended Merger Agreement by or on behalf of such member. The Parent Parties and the Surviving Entity (both as defined in the Amended Merger Agreement) shall be responsible for the costs of making the Settlement Payment.

The Settlement Hearing And Your Right To Appear And Object

The Final Settlement Hearing shall be held on April 24, 2014, at 1:00 p.m., to determine: (a) whether the Court should certify the Class for purposes of the Settlement; (b) whether the proposed Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable, adequate and in the best interests of the Class and should be approved by the Court; (c) whether the Order and Final Judgment provided for in the Stipulation should be ordered thereon; (d) whether the Court should grant the application of Plaintiffs’ Counsel for an award of attorneys’ fees and reimbursement of litigation expenses and an incentive award to Plaintiffs; and (e) such other matters as the Court may deem appropriate.

The Court has reserved the right to adjourn the Final Settlement Hearing or any adjournment thereof, including the consideration of the application for attorneys’ fees, without further notice of any kind other than oral announcement at the Final Settlement Hearing or any adjournment thereof.

The Court has reserved the right to approve the Settlement at or after the Final Settlement Hearing with such modification(s) as may be consented to by the Parties to the Stipulation and without further notice to the Class.

Any member of the Class who objects to the Settlement, the Order and Final Judgment to be entered in the Action as provided in the Stipulation, and/or Plaintiffs’ Counsel’s application for attorneys’ fees, or who otherwise wishes to be heard, may appear in person or by his attorney at the Final Settlement Hearing and present evidence or argument that may be proper and relevant; provided, however, that, except for good cause shown, no person shall be heard and no

10

papers, briefs, pleadings or other documents submitted by any person shall be considered by the Court unless not later than ten (10) calendar days prior to the Final Settlement Hearing such person files with the Court and serves upon counsel listed below: (a) a written notice of intention to appear; (b) a statement of such person’s objections to any matters before the Court; and (c) the grounds for such objections and the reasons that such person desires to appear and be heard, documentation evidencing membership in the Class, as well as all documents or writings such person desires the Court to consider. Such filings shall be filed with the Jefferson County Circuit Court and served upon the following counsel:

Shane Rowley Justin Sherman Levi & Korsinsky, LLP 30 Broad Street, 24th Floor New York, NY 10004 Co-Lead Counsel for Plaintiffs in the Kentucky Action
Margaret E. Keane
Jared A. Cox
Bingham, Greenebaum Doll, LLP
3500 National City Tower
101 S. Fifth Street
Louisville, KY 40101

Liaison Counsel For Defendants NTS Realty Holdings Limited
Partnership and NTS Realty Capital, Inc.

Unless the Court otherwise directs, no person shall be entitled to object to the approval of the Settlement, any judgment entered thereon, the adequacy of the representation of the Class by Plaintiffs and Plaintiffs’ Counsel, any award of attorneys’ fees, or otherwise be heard, except by serving and filing a written objection and supporting papers and documents as prescribed above. Any person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objection in this or any other action or proceeding.

ANY MEMBER OF THE CLASS WHO DOES NOT OBJECT TO THE SETTLEMENT OR THE REQUEST BY PLAINTIFFS’ COUNSEL FOR AN AWARD OF

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ATTORNEYS’ FEES AND EXPENSES (DESCRIBED BELOW) OR TO ANY OTHER MATTER STATED ABOVE NEED NOT DO ANYTHING.

The Final Order and Judgment

If the Court determines that the Settlement, as provided for in the Stipulation, is fair, reasonable, adequate and in the best interests of the Class, the parties to the Action will ask the Court to enter an Order and Final Judgment, which will, among other things:

a.    approve the Settlement as fair, reasonable, adequate and in the best interests of the Class and direct consummation of the Settlement in accordance with its terms and conditions;

b.    permanently certify a non-opt out Class pursuant to Kentucky Rule of Civil Procedure 23 and designate Plaintiffs in the Action as the class representatives with Plaintiffs’ Counsel as class counsel;

c.    determine that the requirements of the rules of the Court and due process have been satisfied in connection with this Notice;

d.    dismiss the Action with prejudice on the merits and grant the releases more fully described below in accordance with the terms and conditions of the Stipulation;

e.    permanently bar and enjoin Plaintiffs and all members of the Class from instituting, commencing or prosecuting any of the Settled Claims against any of the Released Persons (as defined below); and

f.    award attorneys’ fees and expenses to Plaintiffs’ Counsel and an incentive award to Plaintiffs.

Releases

The Stipulation provides that upon Final Approval of the Settlement and in consideration of the benefits provided by the Settlement:

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a.    The Court’s Order and Final Judgment shall, among other things, provide for the full and complete dismissal with prejudice of the Actions, and the settlement and release of, and a permanent injunction barring, any claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, costs, expenses, matters and issues known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, that have been, could have been, or in the future can or might be asserted in any court, tribunal or proceeding (including but not limited to any claims arising under federal, state, foreign or common law, including the federal securities laws and any state disclosure law), by or on behalf of Plaintiffs or any member of the Class, whether individual, direct, class, derivative, representative, legal, equitable, or any other type or in any other capacity (collectively, the “Releasing Persons”) against NTS, Realty Capital, NTS Realty Partners, LLC, J.D. Nichols, Brian F. Lavin, Parent, Merger Sub, NTS Development Company, NTS Management Company, Mark D. Anderson, John P. Daly, Sr., and John Lenihan, or any of their families, parent entities, controlling persons, associates, affiliates or subsidiaries and each and all of their respective past or present officers, directors, stockholders, principals, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, entities providing fairness opinions, underwriters, brokers, dealers, advisors or agents, heirs, executors, trustees, general or limited partners or partnerships, limited liability companies, members, managers, joint ventures, personal or legal representatives, estates, administrators, predecessors, successors and assigns (collectively, the “Released Persons”), which have arisen, could have arisen, arise now or hereafter out of or relating in any manner to the acts, events, facts, matters, transactions, occurrences, statements, representations, misrepresentations or

13

omissions or any other matter whatsoever set forth in or otherwise related, directly or indirectly, to the allegations in the Actions, claims of mismanagement or self-dealing against the management of NTS, the Original Merger Agreement, the Amended Merger Agreement, the Proposed Transactions, or disclosures made in connection therewith (including the adequacy and completeness of such disclosures) (collectively, the “Settled Claims”); however, the Settled Claims shall not include any claims to enforce the Settlement.

b.    Defendants and their Released Persons shall be deemed to have, and by operation of the judgment shall have, fully, finally, and forever released, relinquished, and discharged Plaintiffs, each and all members of the Class, and Plaintiffs’ Counsel from all claims (including unknown claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Settled Claims.

c.    Plaintiffs acknowledge, and the members of the Class by operation of law shall be deemed to have acknowledged, that they may discover facts in addition to or different from those now known or believed to be true by them with respect to the Settled Claims, but that it is the intention of Plaintiffs, and by operation of law the intention of the members of the Class, to completely, fully, finally and forever compromise, settle, release, discharge, extinguish, and dismiss any and all Settled Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. Plaintiffs acknowledge, and the members of the Class by operation of law shall be deemed to have acknowledged, that “Unknown Claims” are expressly included in the definition of “Settled Claims,” and that such inclusion was expressly bargained for and was a key element of the Settlement and was relied upon by each and all of the Released Persons in entering into this

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Stipulation. “Unknown Claims” means any claim that Plaintiffs or any member of the Class does not know or suspect exists in his, her or its favor at the time of the release of the Settled Claims as against the Released Parties, including without limitation those which, if known, might have affected the decision to enter into the Settlement. With respect to any of the Settled Claims, the parties stipulate and agree that upon Final Approval of the Settlement, Plaintiffs shall expressly and each member of the Class shall be deemed to have, and by operation of the final order and judgment by the Court shall have, expressly waived, relinquished and released any and all provisions, rights and benefits conferred by or under Cal. Civ. Code § 1542 or any law of the United States or any state of the United States or territory of the United States, or principle of common law, which is similar, comparable or equivalent to Cal. Civ. Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

d.    Counsel for the Plaintiffs in the Delaware Action shall dismiss the Delaware Action within five (5) business days of the date of Final Approval of the Settlement.

Application for Attorneys’ Fees and Expenses, And Incentive Awards to Plaintiffs

Plaintiffs’ Counsel intend to apply for an award of attorneys’ fees in an amount not to exceed 30% of the Settlement Payment, as well as to seek reimbursement of their out of pocket expenses, subject to the Court’s approval. The Parties acknowledge and agree that any attorneys’ fees and expenses awarded by the Court in the Consolidated Action to Plaintiffs’ counsel shall be paid solely from the Settlement Payment.

Defendants will not oppose an application for fees at or below 30% of the Settlement Payment. Counsel for Plaintiffs and Defendants did not discuss the appropriateness or amount of

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any application by counsel for the Plaintiffs for an award of attorneys’ fees and expenses until the substantive terms of the proposed Settlement on behalf of and for the benefit of the Class were negotiated and agreed upon.

All parties agree that the attorneys’ fees sought pursuant to the Stipulation will be the only fees sought by Plaintiffs or Plaintiffs’ counsel in the Actions in both the Kentucky and Delaware Actions. No other application for attorneys’ fees and expenses, including any application in excess of the amount stated above, shall be filed by counsel for Plaintiffs in the Actions, and counsel for Plaintiffs expressly waive any right to seek any award of such fees and expenses in connection with the Settlement of the Actions except as provided in this paragraph. Further, Plaintiffs will seek up to a total of $50,000 in plaintiff incentive awards in recognition of the Plaintiffs’ efforts on behalf of the Class in creating the Settlement Payment. The Court may consider and rule upon the fairness, reasonableness and adequacy of the Settlement independently of any award of attorneys’ fees and expenses or Plaintiffs’ incentive awards.

Notice to Persons or Entities That Held Ownership On Behalf Of Others

Brokerage firms, banks and/or other persons or entities who held Units of NTS during the period from and including December 28, 2012, for the benefit of others are requested promptly to send this Notice to all of their respective beneficial owners. If additional copies of the Notice are needed for forwarding to such beneficial owners, any requests for such copies may be made to Rita K. Martin, NTS Investor Services, 600 North Hurstbourne Parkway, Suite 300, Louisville, Kentucky 40222; phone: 502-426-4800 x544.

Scope of this Notice and Additional Information

This Notice is not all-inclusive. The references in this Notice to the pleadings in the Action, the Stipulation and other papers and proceedings are only summaries and do not purport to be comprehensive. For the full details of the Action, the claims that have been asserted by the

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parties and the terms and conditions of the Settlement, including a complete copy of the Stipulation and related Orders and proposed forms of Orders, members of the Class are referred to the Court files for the Action.

Any questions you or your counsel have concerning this Notice may be directed to Plaintiffs’ Counsel.

PLEASE DO NOT WRITE OR CALL THE COURT OTHER THAN FOR THE PURPOSES OF FILING NOTICES OR MAKING OBJECTIONS AS SET FORTH IN THIS NOTICE.

Dated: February [__], 2014

Charles L. Cunningham, Jr. Circuit Judge

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EXHIBIT D

Additional Disclosures to Provide to NTS Unitholders\

1.	The basis for Centerboard Securities’ (“Centerboard”) growth assumptions to extrapolate NTS’ 2012 projections through 2017.

2.	The multiples observed for each company considered in Centerboard’s Selected Public Companies Analysis, as set forth on page 16 of the Centerboard fairness presentation.

3.	The calculation that Centerboard used to arrive at a per unit value range of $6.00 to $9.75 in the Selected Public Companies Analysis, including the reference ranges used.

4.	Why Centerboard excluded Highwoods Properties, Inc. from the table summarizing the observed trading multiples in the Selected Public Companies Analysis.

5.	The specific analyst estimates that were used in connection with Centerboard’s Discounted Cash Flow Analysis.

6.	Centerboard’s “assumptions concerning growth in general and administrative costs and required maintenance capital expenditures and net working capital,” for the Discounted Cash Flow Analysis.

7.
Why J.D. Nichols or another member of the Control Group did not inform the Special Committee about Messrs. A and B’s interest in pursuing a potential transaction until December 5, 2012 even though Nichols received an email from Messrs. A and B on November 26, 2012.

EXHIBIT E

13-CI-00452
JEFFERSON CIRCUIT COURT
DIVISION FOUR (4)
HON. CHARLES L. CUNNINGHAM, JR.

STEPHEN J. DANNIS, et al.,	PLAINTIFFS

ORDER AND FINAL JUDGMENT
J. D. NICHOLS, et al.	DEFENDANTS

The Stipulation and Agreement of Compromise, Settlement and Release, dated February __, 2014 (the “Stipulation”), of the above class action (the “Action”), and the settlement contemplated thereby (the “Settlement”) having been presented at the Final Settlement Hearing on April 24, 2014, pursuant to the Preliminary Approval Order entered herein on February ____, 2014 (the “Preliminary Approval Order”), which Stipulation was entered into by plaintiffs in the Action (the “Plaintiffs”), through Plaintiffs’ Counsel, and by defendants NTS Realty Holdings Limited Partnership (“NTS” or the “Company”), NTS Realty Capital, Inc., J. D. Nichols, Brian Lavin, NTS Merger Parent, LLC, Mark Anderson, John Daly Sr., and John Lenihan (collectively “Defendants,” and together with Plaintiffs, the “Parties”) in the Action and which is incorporated herein by reference; and the Jefferson Circuit Court (the “Court”) having determined that notice of said hearing was given to the Class in accordance with the Preliminary Approval Order and that said notice was adequate and sufficient; and the Parties having appeared by their attorneys of record; and the attorneys for the respective Parties having been heard in support of the Settlement of the Action, and an opportunity to be heard having been given to all other persons desiring to be heard as provided in the notice; and the entire matter of the Settlement having been considered by the Court;

IT IS HEREBY ORDERED, ADJUDGED AND DECREED, this ___________ day of ___________, 2014, that:

1.   The Notice of Pendency of Consolidated Class Action, Proposed Settlement of Consolidated Class Action, Settlement Hearing and Right to Appear (“Notice”) has been given to the Class (as defined below) pursuant to and in the manner directed by the Preliminary Approval Order, proof of the mailing of the Notice has been filed with the Court and a full opportunity to be heard has been offered to all parties to the Action, the Class and persons in interest. The form and manner of the Notice is hereby determined to have been the best notice practicable under the circumstances and to have been given in full compliance with each of the requirements of Kentucky Rule of Civil Procedure 23 and due process, and it is further determined that all members of the Class are bound by the Order and Final Judgment herein.

2.   The Court hereby finds, pursuant to the Kentucky Rules of Civil Procedure 23.01 and 23.02, as follows:

a.   that (i) the Class, as defined below, is so numerous that joinder of all members is impracticable, (ii) there are questions of law and fact common to the Class, (iii) the claims of Plaintiffs are typical of the claims of the Class, and (iv) Plaintiffs and Plaintiffs’ Lead Counsel have fairly and adequately protected the interests of the Class;

b.   that the requirements of Kentucky Rules of Civil Procedures 23.01 and 23.02(a) and 23.02(b) have been satisfied;

c.   that the requirements of the Kentucky Rules of Civil Procedure and due process have been satisfied in connection with the Notice;

d.   that the Action is hereby certified as a non-opt out class pursuant to Kentucky Rules of Civil Procedure 23.01, 23.02(a) and 23.02(b), defined as: Any and all record holders and beneficial owners of NTS Units, and any holder of any current or former right, upon due surrender of any equity or interest in a predecessor partnership that was merged with and

2

into NTS and delivery of related documentation in connection with such surrender, to exchange such equity or interest for NTS Units, other than the Excluded Unitholders, their respective successors in interest, successors, predecessors in interest, predecessors, representatives, trustees, executors, administrators, heirs, assigns or transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming under, any of them, and each of them, together with their predecessors and successors and assigns, who held Units of NTS and such rights at any time between December 31, 2012 and the date of final approval; and

e.   that Plaintiffs are hereby certified as the Class representatives, and Counsel are certified as Lead Class Counsel.

3.   The Settlement is found to be fair, reasonable and adequate and in the best interests of the Class, and it is hereby approved. The Parties are hereby authorized and directed to comply with and to consummate the Settlement in accordance with its terms and provisions.

4.   This Order and Final Judgment shall not constitute any evidence or admission by any of the Parties herein that any acts of wrongdoing have been committed by any of the Parties to the Action and should not be deemed to create any inference that there is any liability therefor.

5.   The Action is hereby dismissed with prejudice in its entirety as to the Defendants and against Plaintiffs and all other members of the Class on the merits and, except as provided in the Stipulation, without costs.

6.   This Order provides for the full and complete dismissal with prejudice of the Actions, and the settlement and release of, and a permanent injunction barring, any claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, costs, expenses, matters and issues known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or

3

unmatured, accrued or unaccrued, apparent or unapparent, that have been, could have been, or in the future can or might be asserted in any court, tribunal or proceeding (including but not limited to any claims arising under federal, state, foreign or common law, including the federal securities laws and any state disclosure law), by or on behalf of Plaintiffs or any member of the Class, whether individual, direct, class, derivative, representative, legal, equitable, or any other type or in any other capacity (collectively, the “Releasing Persons”) against NTS, Realty Capital, NTS Realty Partners, LLC, J.D. Nichols, Brian F. Lavin, Parent, Merger Sub, NTS Development Company, NTS Management Company, Mark D. Anderson, John P. Daly, Sr., and John Lenihan, or any of their families, parent entities, controlling persons, associates, affiliates or subsidiaries and each and all of their respective past or present officers, directors, stockholders, principals, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, entities providing fairness opinions, underwriters, brokers, dealers, advisors or agents, heirs, executors, trustees, general or limited partners or partnerships, limited liability companies, members, managers, joint ventures, personal or legal representatives, estates, administrators, predecessors, successors and assigns (collectively, the “Released Persons”), which have arisen, could have arisen, arise now or hereafter out of or relating in any manner to the acts, events, facts, matters, transactions, occurrences, statements, representations, misrepresentations or omissions or any other matter whatsoever set forth in or otherwise related, directly or indirectly, to the allegations in the Actions, claims of mismanagement or self-dealing against the management of NTS, the Original Merger Agreement, the Amended Merger Agreement, the Proposed Transactions, or disclosures made in connection therewith (including the adequacy and completeness of such disclosures)

4

(collectively, the “Settled Claims”); however, the Settled Claims shall not include any claims to enforce the Settlement.

7.   Defendants and their Released Persons are deemed to have, and by operation of this Order and Final Judgment have, fully, finally and forever released, relinquished and discharged Plaintiffs, each and all members of the Class, and Plaintiffs’ counsel from all claims (including unknown claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Actions or the Settled Claims.

8.   The release contemplated by this Stipulation extends to claims that Plaintiffs, for themselves and on behalf of the Class, do not know or suspect to exist at the time of the release, which if known, might have affected the decision to enter into the release or to object or not to object to the Settlement. Plaintiffs and each member of the Class, shall be deemed to waive, and shall waive and relinquish to the fullest extent permitted by law, any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, or any other law, which governs or limits a person’s release of unknown claims; further that (i) the Plaintiffs, for themselves and on behalf of the Class, shall be deemed to waive, and shall waive and relinquish, to the fullest extent permitted by law, the provisions, rights and benefits of Section 1542 of the California Civil Code which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR

(ii) Plaintiffs, for themselves and on behalf of the Class, also shall be deemed to waive any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, or any other law, which is similar, comparable or equivalent

5

to California Civil Code § 1542; and (iii) Plaintiffs, for themselves and on behalf of the Class, acknowledge that members of the Class may discover facts in addition to or different from those that they now know or believe to be true with respect to the subject matter of this release, but that it is their intention, as Plaintiffs and on behalf of the Class, to fully, finally and forever settle and release any and all claims released hereby, known or unknown, suspected or unsuspected, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery or existence of such additional or different facts.

9.   Plaintiffs’ Counsel are hereby awarded attorneys’ fees in the amount of $_________________, which amount the Court finds to be fair and reasonable, and reimbursement of Plaintiffs’ Counsel’s expenses in the amount of $_________________ is hereby approved, which amounts shall be paid in accordance with the terms of the Stipulation.

10.   Plaintiffs’ application for incentive awards is granted in the amount of $_________________, in recognition of Plaintiffs’ efforts in assisting in the creation of the Settlement Payment. The award shall be divided as follows: plaintiff R. Jay Tejera is awarded $_________________, plaintiff Gerald A. Wells is awarded $_________________ and plaintiffs Stephen and Sharon Dannis are awarded a total of $_________________.

Hon. Charles L. Cunningham, Jr. Circuit Judge

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ANNEX C - OPINION OF FINANCIAL ADVISOR, CENTERBOARD SECURITIES, LLC, DATED AS OF
FEBRUARY 24, 2014

C-1

Centerboard
Securities

February 24, 2014

CONFIDENTIAL

Board of Directors
NTS Realty Capital, Inc.
Managing General Partner of NTS Realty Holdings Limited Partnership
600 North Hurstbourne Parkway
Suite 300
Louisville, Kentucky 40222

To the Board of Directors:

Centerboard Securities, LLC (“Centerboard Securities”) was engaged by the Board of Directors (the “Board of Directors”) of NTS Realty Capital, Inc., a Delaware corporation and the managing general partner (“Partnership Managing GP”) of NTS Realty Holdings LP, a Delaware limited partnership (the “Partnership”), to serve as an independent financial advisor to the Board of Directors and to provide an opinion to the Board of Directors (the “Opinion”) as to the fairness, from a financial point of view, to the Unitholders other than the Purchasing Group (as defined in the Merger Agreement to which reference is made below) of the Units of the Partnership (the “Units”), of the consideration to be received by such Unitholders in the contemplated transaction described below (the “Proposed Transaction”) (without giving effect to any impact of the Proposed Transaction on any particular Unitholder other than in its capacity as a Unitholder).

Description of the Proposed Transaction

It is Centerboard Securities’ understanding that the Proposed Transaction involves the merger of NTS Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of NTS Merger Parent, LLC, a Delaware limited liability company (“Merger Sub” and, together with NTS Merger Parent, LLC, the “Parent Parties”) with and into the Partnership (together with the Partnership Managing GP, the “Partnership Parties”), pursuant to which each Unit issued and outstanding immediately prior to the Effective Time, other than the Remaining Interests (as defined in the Merger Agreement), shall thereupon be converted automatically into and shall thereafter represent the right to receive a cash payment equal to $7.50 per Unit, plus a pro rata share of the settlement payment of $7,401,487 less fees, expenses and an incentive award payable to plaintiffs’ counsel, if any, as awarded by the Court (the “Per Unit Merger Consideration”). The terms and conditions of the Proposed Transaction are more fully set forth in the Merger Agreement.

Scope of Analysis

In connection with this Opinion, Centerboard Securities has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances. Centerboard Securities also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular.

410 Park Ave, 8th Floor • New York, NY 10022 • 646.442.8700
www.centerboardgroup.com

Board of Directors
NTS Realty Capital, Inc.
Managing General Partner of NTS Realty Holdings Limited Partnership
February 24, 2014

Centerboard Securities’ procedures, investigations, and financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:

1.	Reviewed the following documents:

a.
The Partnership’s annual reports and audited financial statements on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the years ended 2006 through 2012 and the Partnership’s unaudited interim financial statements for the nine months ended September 30, 2013 included in the Partnership’s Form 10-Q filed with the SEC;

b.	Unaudited financial information for the Partnership for the twelve months ended on or around December 31, 2013;

c.
Reports prepared by an independent real estate advisory firm in 2005 and 2009, addressed to the Audit Committee of the Partnership Managing GP regarding the management agreements between the Partnership and NTS Development Company;

d.	Other internal documents relating to the history, current operations, and probable future outlook of the Partnership, provided to us by the Partnership Managing GP of the Partnership;

e.
A letter dated February 24, 2014 from the management of the Partnership which made, among other things, certain representations as to historical financial statements and financial forecasts for the Partnership (the “Management Representation Letter”);

f.
Documents related to the Proposed Transaction, including the draft dated February 24, 2014 of the Agreement and Plan of Merger by and among the Parent Parties and the Partnership Parties (the “Merger Agreement”); and

g.
That certain Stipulation and Agreement of Compromise, Settlement and Release, dated as of February 4, 2014 (the “Settlement Agreement”), by and among the Partnership, the Parent Parties and the plaintiffs referenced in the Kentucky Action (as defined in the Merger Agreement) and the order of the Court (as defined in the Merger Agreement), dated as of February 6, 2014, granting preliminary approval of the Settlement Agreement.

2.	Discussed the information referred to above and the background and other elements of the Proposed Transaction with the management of the Partnership;

3.	Reviewed the historical trading price and trading volume of the Units, and the publicly traded securities of certain other companies that Centerboard Securities deemed relevant;

4.
Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, an analysis of selected public companies that Centerboard Securities deemed relevant, and a net asset value analysis; and

5.	Conducted such other analyses and considered such other factors as Centerboard Securities deemed appropriate.

Board of Directors
NTS Realty Capital, Inc.
Managing General Partner of NTS Realty Holdings Limited Partnership
February 24, 2014

Assumptions, Qualifications and Limiting Conditions

In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, Centerboard Securities, with the Board of Directors’ consent:

1.
Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including the Partnership Managing GP and the Partnership, and did not independently verify such information;

2.
Relied upon the fact that the Board of Directors and the Partnership have been advised by counsel as to all legal matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken;

3.
Assumed that any estimates, evaluations, forecasts and projections furnished to Centerboard Securities were reasonably prepared and based upon the best currently available information and good faith judgment of the management of the Partnership or any other person furnishing the same;

4.
Assumed that the information provided to Centerboard Securities by the management of the Partnership regarding the Partnership and the Proposed Transaction, including the Management Representation Letter, and the representations and warranties made in the Merger Agreement and the documents related thereto, are accurate and complete;

5.	Assumed that all management fees paid by the Partnership to NTS Development Company are no less favorable to the Partnership than terms that could be obtained on an arms-length basis;

6.
Assumed that the Proposed Transaction will be consummated upon the terms and subject to the conditions set forth in the draft Merger Agreement, dated February 24, 2014, without waiver, modification or amendment of any material term, condition or agreement thereof;

7.
Assumed that there has been no material change in the assets, financial condition, business, or prospects of the Partnership since the date of the most recent financial statements and other information made available to Centerboard Securities;

8.
Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Merger Agreement without any waiver, modification or amendment of any material term, condition or agreement thereof;

9.	Assumed that Unitholders (other than the Purchasing Group) will receive a minimum of 70% of the settlement payment, or $5,181,041; and

10.
Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without any adverse effect on the Partnership or the contemplated benefits expected to be derived in the Proposed Transaction.

Board of Directors
NTS Realty Capital, Inc.
Managing General Partner of NTS Realty Holdings Limited Partnership
February 24, 2014

To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon. Furthermore, in Centerboard Securities’ analysis and in connection with the preparation of this Opinion, Centerboard Securities has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction and as to which Centerboard Securities does not express any view or opinion in this Opinion including as to the reasonableness of such assumptions.

Centerboard Securities has prepared this Opinion effective as of the date hereof. This Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Centerboard Securities has not assumed, and affirmatively disclaims, any responsibility to update or revise this Opinion based upon circumstances and events occurring after the date hereof.

Centerboard Securities has not assumed any responsibility for, or made or obtained any independent evaluation, appraisal or physical inspection of, the assets or liabilities of the Partnership. Further, Centerboard Securities did not evaluate the Partnership’s solvency or the fair value of the assets and liabilities of the Partnership under any state or federal laws relating to bankruptcy, insolvency or similar matters.

Centerboard Securities is not expressing any opinion as to the market price or value of the Units after announcement of the Proposed Transaction. This Opinion should not be construed as a valuation opinion, a credit rating, a solvency opinion, an analysis of the Partnership’s credit worthiness, tax advice, or accounting advice. Centerboard Securities has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.

In rendering this Opinion, Centerboard Securities is not expressing any opinion with respect to the amount or nature of any compensation to any of the Partnership’s officers, directors, or employees, or any class of such persons, relative to the Merger Consideration to be received by the Unitholders in the Proposed Transaction, or with respect to the fairness of any such compensation.

This Opinion is furnished for the use and benefit of the Board of Directors in connection with its consideration of the Proposed Transaction and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, by any other person or for any other purpose, without Centerboard Securities’ express consent. This Opinion (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction as compared to any other strategic alternatives that may be available to the Partnership , (ii) does not address any transaction related to the Proposed Transaction, (iii) is not a recommendation as to how the Board of Directors or any Unitholder should vote or act with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction, and (iv) does not indicate that the consideration to be received by the Unitholders is the best possibly attainable under any circumstances; instead, it merely states whether the consideration in the Proposed Transaction is within a range suggested by certain financial analyses. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This letter should not be construed as creating any fiduciary duty on the part of Centerboard Securities to any party.

Board of Directors
NTS Realty Capital, Inc.
Managing General Partner of NTS Realty Holdings Limited Partnership
February 24, 2014

This Opinion is solely that of Centerboard Securities, and Centerboard Securities’ liability in connection with this letter shall be limited in accordance with the terms set forth in the engagement letter between Centerboard Securities and the Board of Directors dated February 20, 2014 (the “Engagement Letter”). This letter is confidential, and its use and disclosure is strictly limited in accordance with the terms set forth in the Engagement Letter.

Disclosure of Prior Relationships

Centerboard Securities has acted as financial advisor to the Special Committee of the Board of Directors and has received an advisory fee for its services. The Partnership has agreed to reimburse Centerboard Securities for certain expenses and to indemnify Centerboard Securities against certain financial liabilities arising out of its engagement. No portion of Centerboard Securities’ fee is contingent upon either the conclusion expressed in this Opinion or whether or not the Proposed Transaction is successfully consummated. In addition, Centerboard Securities will receive a fee which is payable upon Centerboard Securities’ informing the Board of Directors that it is prepared to deliver its Opinion. Previous to the Opinion delivered to the Special Committee of the Board of Directors on December 27, 2012, Centerboard Securities did not have any material relationship with any party to the Proposed Transaction for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated, other than this engagement.

Conclusion

Based upon and subject to the foregoing, Centerboard Securities is of the opinion that, as of the date hereof, the Per Unit Merger Consideration to be received by the Unitholders (other than the Purchasing Group) in the Proposed Transaction is fair from a financial point of view to such holders (without giving effect to any impact of the Proposed Transaction on any particular Unitholder other than in its capacity as a Unitholder).

This Opinion has been approved by the Opinion Review Committee of Centerboard Securities.

Respectfully submitted,

/s/ Centerboard Securities, LLC

Centerboard Securities, LLC

ANNEX D – NLP’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013

D-1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K
(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2013

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from     to

Commission file number 001-32389

NTS REALTY HOLDINGS LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	41-2111139
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway
Suite 300
Louisville, Kentucky	40222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (502) 426-4800

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Name of each exchange on which registered:
Limited Partnership Units	NYSE MKT

Securities registered pursuant to section 12(g) of the Act:

None
(Title of Class)

(Title of Class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐ No ☒

As of June 30, 2013, the aggregate market value of the registrant’s Limited Partnership Units held by nonaffiliates of the registrant was $30,233,210, based on the closing price of the NYSE MKT. As of March 14, 2014, there were 11,095,274 Limited Partnership Units of the registrant issued and outstanding.

Documents Incorporated by Reference: Portions of the registrant’s proxy statement for the annual meeting of limited partners to be held in 2014 are incorporated by reference into Part III of this Form 10-K.

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

FORM 10-K

2

PART I

ITEM 1 — BUSINESS

General

NTS Realty Holdings Limited Partnership (“NTS Realty,” “we,” “us” or “our”) was organized as a Delaware limited partnership in 2003, but had no operations and a limited amount of assets until December 28, 2004. On that date, a series of predecessor partnerships merged with us, while other entities affiliated with our general partners contributed assets and liabilities to us. On December 29, 2004, our Limited Partnership Units (the “Units”) began to be listed for trading on the American Stock Exchange under the trading symbol “NLP.” Our Units currently are listed on the NYSE MKT, which is the American Stock Exchange’s successor. As used in this Form 10-K, the terms “we,” “us,” or “our,” as the context requires, may refer to NTS Realty, its wholly-owned properties, properties held by wholly-owned subsidiaries, its interests in consolidated and unconsolidated joint venture investments with both affiliated and unaffiliated third parties or interests in properties held as a tenant in common with unaffiliated third parties.

As of December 31, 2013, we owned wholly, as a tenant in common with unaffiliated third parties or through joint venture investments with both affiliated and unaffiliated third parties, 24 properties, comprised of 15 multifamily properties, 7 commercial properties and 2 retail properties. The properties are located in and around Louisville (7) and Lexington (1), Kentucky; Fort Lauderdale (3) and Orlando (3), Florida; Indianapolis (4), Indiana; Memphis (1) and Nashville (2), Tennessee; Richmond (2), Virginia; and Atlanta (1), Georgia. We own multifamily properties containing 4,393 rental units, which includes 686 rental units at our properties held as a tenant in common with an unaffiliated third party. Our commercial properties aggregate approximately 736,000 square feet, which includes approximately 125,000 square feet at our property held as a joint venture with an unaffiliated third party, and our retail properties contain approximately 47,000 square feet.

NTS Realty Capital, Inc. (“NTS Realty Capital”) and NTS Realty Partners, LLC serve as our general partners. Our partnership agreement vests principal management discretion in our managing general partner, NTS Realty Capital, which has the exclusive authority to oversee our business and affairs, subject only to the restrictions in our certificate of limited partnership and partnership agreement. NTS Realty Capital has a five-member board of directors, the majority of whom must be considered to be “independent directors” under the standards promulgated by the New York Stock Exchange. Our limited partners have the power to elect these directors on an annual basis.

We do not have any employees. NTS Development Company or its affiliate, NTS Management Company (“NTS Development”), affiliates of our general partners, oversee and manage the day-to-day operations of our properties pursuant to various management agreements. Pursuant to these agreements, NTS Development receives fees for a variety of services performed for our benefit. NTS Development also receives fees under separate management agreements for each of our consolidated joint venture properties, our unconsolidated joint venture properties, our properties owned as a tenant in common with unaffiliated third parties and our properties owned by our eight wholly-owned subsidiaries financed through Federal Home Loan Mortgage Corporation (“FHLMC”). Property management fees are paid in an amount equal to 5% of the gross collected revenue from our wholly-owned properties, consolidated and unconsolidated joint venture properties and properties owned by our eight wholly-owned subsidiaries financed through FHLMC. Property management fees are paid in an amount equal to 3.5% of the gross collected revenue from our unconsolidated properties owned as a tenant in common with an unaffiliated third party. We are the beneficiary of a preferential ownership interest, disproportionately greater than our initial cash investment in each property owned as a tenant in common with an unaffiliated third party. Construction supervision fees are generally paid in an amount equal to 5% of the costs incurred which relate to capital improvements and significant repairs. NTS Development receives commercial leasing fees equal to 4% of the gross rental amount for new leases and 2% of the gross rental amount for new leases in which a broker is used and for renewals or extensions. Disposition fees are paid to NTS Development in an amount of 1% to 4% of the aggregate sales price of a property pursuant to our management agreements and up to a 6% fee upon disposition of our properties owned as a tenant in common with unaffiliated third parties under separate management agreements. NTS Development has agreed to accept a lower management fee for the properties we own as a tenant in common with unaffiliated third parties in exchange for a larger potential disposition fee. NTS Development is reimbursed its actual costs for services rendered to NTS Realty.

In 2005 and 2009 the independent directors engaged an independent nationally recognized real estate expert (the “Expert”) to assist them in their review of the various management agreements between us and NTS Development. The Expert made suggestions as to the types and amounts of fees and reimbursements to be included in the management agreements and assisted in the drafting and amending of the management agreements. The

3

management agreements in effect at December 31, 2013 renew annually unless terminated pursuant to their terms. The independent directors of NTS Realty Capital’s board of directors review the management agreements periodically.

Employee costs are allocated among NTS Realty, other affiliates of our managing general partner and for the benefit of third parties so that a full time employee can be shared by multiple entities. Each employee’s services, which are dedicated to a particular entity’s operations, are allocated as a percentage of each employee’s costs to that entity. We only reimburse charges from NTS Development for actual costs of employee services incurred for our benefit. Many business enterprises employ individuals serving on their behalf and record their associated employment costs as salaries, employment taxes and benefits in their respective statements of operations. The cost of services provided to us by NTS Development’s employees are classified in our consolidated statements of operations as either operating expenses reimbursed to affiliates or professional and administrative expenses reimbursed to affiliates, as determined by the nature of the expense.

Business and Investment Objectives and Operating Strategies

Since our formation, our business and investment objectives have been to:

•	generate cash flow for distribution;
•	obtain long-term capital gain on the sale of any properties;
•	make new investments in properties either wholly, as tenants in common or through joint ventures, including by, directly or indirectly, developing new properties; and
•	preserve and protect the limited partners’ capital.

The board of directors of NTS Realty Capital, in the board’s sole discretion, may change these investment objectives as it deems appropriate and in our best interests. Prior to changing any of the investment objectives, the board of directors will consider, among other factors, expectations, changing market trends, management expertise and ability and the relative risks and rewards associated with any change.

We intend to reach our business and investment objectives through our acquisition and operating strategies. Our acquisition and operating strategies are to:

•	maintain a portfolio which is diversified by property type and to some degree by geographical location;
•	achieve and maintain high occupancy and increase rental rates through: (1) efficient leasing strategies and (2) providing quality maintenance and services to tenants;
•	control operating expenses through operating efficiencies and economies of scale;
•	attract and retain high quality tenants;
•	invest in properties that we believe offer significant growth opportunity; and
•	emphasize regular repair and capital improvement programs to enhance the properties’ competitive advantages in their respective markets.

Competition

We compete with other entities to locate suitable properties for acquisition, purchasers for our properties and tenants for each of our properties. Although our business is competitive, it is not seasonal to a material degree. While the markets in which we compete are highly fragmented with no dominant competitors, we face substantial competition. This competition is generally for the retention of existing tenants at lease expiration or for new tenants when vacancies occur. There are numerous other similar types of properties located in close proximity to each of our properties. We maintain the suitability and competitiveness of our properties primarily on the basis of effective rents, amenities and services provided to tenants. The amount of leasable space available in any market could have a material adverse effect on our ability to rent space and on the rents charged.

Competitive Advantages

We believe that we have competitive advantages that will enable us to be selective with respect to additional real estate investment opportunities. Our competitive advantages include:

•	substantial local market expertise where we own many of our properties;
•	long standing relationships with tenants, real estate brokers and institutional and other owners of real estate in our markets; and
•	fully integrated real estate operations that allow us to respond quickly to acquisition opportunities.

4

Distribution Policy

We pay distributions if and when authorized by NTS Realty Capital using proceeds from advances drawn on our revolving note payable to a bank. We are required to pay distributions on a quarterly basis of an amount no less than sixty-five percent (65%) of our “net cash flow from operations” as this term is defined in regulations promulgated by the Treasury Department under the Internal Revenue Code of 1986, as amended; provided that if a law is enacted or existing law is modified or interpreted in a manner that subjects us to taxation as a corporation or otherwise subjects us to entity level taxation for federal, state or local income tax purposes, we will adjust the amount distributed to reflect our obligation to pay tax. Any distribution other than a distribution with respect to the final quarter of a calendar year shall be made no later than forty-five (45) days after the last day of such quarter based on our estimate of “net cash flow from operations” for the year. Any distribution with respect to the final quarter of a calendar year shall be made no later than ninety (90) days after the last day of such quarter based on actual “net cash flow from operations” for the year, adjusted for any excess or insufficient distributions made with respect to the first three quarters of the calendar year. For these purposes, “net cash flow from operations” means taxable income or loss increased by:

•	tax-exempt interest;
•	depreciation;
•	amortization;
•	cost recovery allowances; and
•	other noncash charges deducted in determining taxable income or loss, and decreased by:
•	principal payments on indebtedness;
•	property replacement or reserves actually established;
•	capital expenditures when made other than from reserves or from borrowings, the proceeds of which are not included in operating cash flow; and
•	any other cash expenditures not deducted in determining taxable income or loss.

As noted above, “net cash flow from operations” may be reduced by the amount of reserves as determined by us each quarter. NTS Realty Capital may establish these reserves for, among other things, working capital or capital improvement needs. Therefore, there is no assurance that we will have “net cash flow from operations” from which to pay distributions in the future. For example, our partnership agreement permits our managing general partner to reinvest sales or refinance proceeds in new or existing properties or to create reserves to fund future capital expenditures. Because “net cash flow from operations” is calculated after reinvesting sales or refinancing proceeds or establishing reserves, we may not have any “net cash flow from operations” from which to pay distributions.

Investment and Financing Policies

We will consider the acquisition or construction of additional multifamily properties, retail properties and commercial properties from time to time, with our primary emphasis on multifamily properties. These properties may be located anywhere within the continental United States. However, we will continue to focus on the Midwest and Southeast portions of the United States. We will evaluate all new real estate investment opportunities based on a range of factors including, but not limited to: (1) rental levels under existing leases; (2) financial strength of tenants; (3) levels of expense required to maintain operating services and routine building maintenance at competitive levels; and (4) levels of capital expenditure required to maintain the capital components of the property in good working order and in conformity with building codes, health, safety and environmental standards. We also plan not to acquire any new properties at a capitalization rate less than five percent (5%). Any properties we acquire in the future would be managed and financed in the same manner as the properties that we acquired in the 2004 merger, and we will continue to enforce our policy of borrowing no more than seventy-five percent (75%) of the sum of: (a) the appraised value of our fully-constructed properties and (b) the appraised value of our properties in the development stage as if those properties were completed and ninety-five percent (95%) leased.

In addition to the foregoing, we may engage in transactions structured as “like-kind exchanges” of property to obtain favorable tax treatment under Section 1031 of the Internal Revenue Code. If we are able to structure an exchange of properties as a “like-kind exchange,” then any gain we realize from the exchange would not be recognized for federal income tax purposes. The test for determining whether exchanged properties are of “like-kind” includes whether the properties are of the same nature or character.

5

Other Policies

On April 11, 2006, the board of directors of NTS Realty Capital, our managing general partner, approved the Amended and Restated Agreement of Limited Partnership of NTS Realty Holdings Limited Partnership effective December 29, 2005. The following policies were included:

We must obtain the approval of the majority of NTS Realty Capital’s independent directors before we may:

•	enter into a contract or a transaction with either of our general partners or their respective affiliates;
•	acquire or lease any properties from, or sell any properties to, either of our general partners or their respective affiliates;
•	enter into leases with our general partners or their affiliates; or
•	acquire any properties in exchange for Units.

We are prohibited from:

•	making any loans to our general partners or their affiliates;
•	paying any insurance brokerage fee to, or obtaining an insurance policy from, our general partners or their affiliates; and
•	commingling our funds with funds not belonging to us.

Change in Policies

NTS Realty Capital, through its board of directors, determines our distribution, investment, financing and other policies. The board of directors reviews these policies at least annually to determine whether they are being followed and if they are in the best interests of our limited partners. The board of directors may revise or amend these policies at any time without a vote of the limited partners.

Working Capital Practices

Information about our working capital practices are included in Management’s Discussion and Analysis of Financial Condition and Results of Operations in Part II, Item 7.

Conflicts of Interest

Each of our general partners is controlled directly or indirectly by Mr. J.D. Nichols, Chairman of the Board of NTS Realty Capital, our managing general partner. As of December 31, 2013, Mr. Nichols beneficially owned approximately 61.7% of our issued and outstanding Units. Other entities controlled directly or indirectly by Mr. Nichols have made and may continue to make investments in properties similar to those that we acquired in the 2004 merger or contribution. These affiliates may acquire additional properties in the future, which may be located adjacent to properties that we acquired in the merger or contribution.

Environmental Matters

We believe that our portfolio of properties complies in all material respects with all federal, state and local environmental laws, ordinances and regulations regarding hazardous or toxic substances. Independent environmental consultants have conducted Phase I or similar environmental site assessments on a majority of the properties that we acquired in the 2004 merger and all properties and interests in properties acquired by us since the 2004 merger. Site assessments are intended to discover and evaluate information regarding the environmental condition of the surveyed property and surrounding properties. These assessments may not, however, have revealed all environmental conditions, liabilities or compliance concerns.

Going Private Transaction, Merger Agreement and Settlement Agreement

NTS Realty Capital’s board of directors formed a special committee of the board (the “Special Committee”) in September 2012 to consider a proposal we received on August 21, 2012 from Mr. J.D. Nichols, our founder and Chairman, and Mr. Brian Lavin, our President and Chief Executive Officer, to acquire all of our outstanding Units excluding, those Units beneficially owned by them, for $5.25 per Unit, in cash. The Special Committee consisted of the three independent members of NTS Realty Capital’s board of directors - Mark D. Anderson, John P. Daly, and John S. Lenihan. Each member of

6

the Special Committee was determined to be independent of NTS Realty, NTS Realty Capital and Messrs. Nichols and Lavin.

The Special Committee engaged its own legal counsel and financial advisors, and was deliberate in its process, taking approximately four months to analyze and evaluate Messrs. Nichols’ and Lavin’s initial proposal and to negotiate with Messrs. Nichols and Lavin the terms of a proposed merger transaction. Ultimately, these negotiations resulted in an Agreement and Plan of Merger dated December 27, 2012 (the “Original Merger Agreement”) by and among NTS Realty, NTS Realty Capital, NTS Merger Parent, LLC (“Parent”), a Delaware limited liability company controlled by Messrs. Nichols and Lavin, and NTS Merger Sub, LLC (“Merger Sub”), a Delaware limited liability company and wholly-owned subsidiary of Parent, that provided for the payment in cash of $7.50 per Unit, representing a 43% increase in the merger consideration over the initially proposed $5.25 per Unit. The Original Merger Agreement, however, was terminated on October 18, 2013 and, therefore, the merger was not completed.

After announcement of the Original Merger Agreement, in January 2013, various class action lawsuits were filed against us, NTS Realty Capital, Parent, each of the members of NTS Realty Capital’s board of directors and NTS Realty Partners, LLC, including the class action captioned, Stephen J. Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452 (the “Kentucky Action”), pending in Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”) and the class action case pending in the Delaware Court of Chancery under the consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. C.A. No. 8302-VCP (the “Delaware Action” and with the Kentucky Action, the “Actions”). Plaintiffs in the Actions alleged, among other things, that NTS Realty Capital’s board of directors breached fiduciary duties to our Unitholders in connection with the board’s approval of the Original Merger Agreement.

After approximately five months of negotiations among the plaintiffs and defendants in the Actions, on February 4, 2014, the parties agreed to a Stipulation and Agreement of Compromise, Settlement and Release (the “Settlement Agreement”). On February 5, 2014, the Court granted its preliminary approval of the Settlement Agreement. Subject to satisfaction of the conditions set forth in the Settlement Agreement, the Settlement Agreement provides for the full and complete compromise, settlement, release and dismissal of the Actions.

Under the Settlement Agreement, it is expected that:

•
Merger Sub will merge with and into NTS Realty, with NTS Realty being the surviving entity, pursuant to the terms of that certain Agreement and Plan of Merger which was entered into as of February 25, 2014 (the “Merger Agreement”) by and among NTS Realty, NTS Realty Capital, Parent and Merger Sub; and

•
as consideration for the settlement and release of the claims asserted in the Actions, at the closing of the merger, each of our outstanding Units (other than those Units owned by Messrs. Nichols and Lavin and their affiliates) will be cancelled and converted automatically into the right to receive, in cash, consideration (such per Unit consideration referred to as the “Merger Consideration”) equal to: (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing settlement consideration of $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the case, as awarded by the Court.

Immediately prior to the effective time of the merger, the compensation deferred by each non-employee director of NTS Realty Capital and represented by “phantom units” pursuant to the Director Plan will be issued to such non-employee director as Units and will be converted automatically into and thereafter represent the right to receive the Merger Consideration. In connection with the foregoing, an aggregate amount of $789,830 (representing 85,387 phantom units outstanding as of December 31, 2013 multiplied by the gross Merger Consideration of $9.25 per Unit) is expected to be paid to the non-employee directors of NTS Realty Capital. At the effective time of the merger, the compensation deferred by each officer of NTS Realty Capital and represented by “phantom units” pursuant to the Officer Plan will remain deferred pursuant to the Officer Plan, will not be converted to Units at the effective time of the merger and will remain subject to the terms of the Officer Plan. See Part II, Item 8, Note 14 — Deferred Compensation Plans.

Consummation of the merger is subject to the satisfaction (or waiver) of certain conditions including among others:

•	approval of the Merger Agreement by the holders of a majority of our outstanding Units; and

•	the Court granting its final approval of the Settlement Agreement.

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With respect to approval of the Merger Agreement by holders of a majority of our outstanding Units, it is expected that Messrs. Nichols, Lavin and their affiliates, acting by written consent, will vote their Units in favor of the Merger Agreement. Messrs. Nichols, Lavin and their affiliates collectively own approximately 6,865,853 Units, representing approximately 61.9% of our issued and outstanding Units and approximately 59.3% of our aggregate voting power. Accordingly, no other vote of our Unitholders is expected due to this representing over a majority of our outstanding Units.

Pursuant to the terms of the Settlement Agreement, the Settlement Agreement will not be finally approved by the Court until, among other things, the Court has (1) the Court has finally certified the members of the class under the Actions; (2) the Court, after holding of a final fairness settlement hearing (scheduled to be held on April 24, 2014), has entered its Order and Final Judgment approving the material terms of the Settlement Agreement (including finding that the terms and conditions of the Settlement Agreement are fair, reasonable, adequate, and in the best interests of the class) and such order and judgment shall have become final and non-appealable; (3) the Court has approved various releases among the plaintiffs, the class members and the defendants (and their affiliates); (4) orders dismissing the Actions with prejudice have become final and are no longer subject to appeal; and (5) the merger has become effective.

If the merger is completed pursuant to the terms of the Merger Agreement, then all holders of Units (other than Messrs. Nichols and Lavin and their affiliates) will receive, in cash per Unit, the Merger Consideration. As a result of the merger, NLP’s limited partners, other than Messrs. Nichols and Lavin and their affiliates, will no longer have an equity interest in us, our Units will cease to be listed on the NYSE MKT, and the registration of our Units under Section 12 of the Securities Exchange Act of 1934, as amended, will be terminated. As such, the merger transaction is sometimes referred to as a “going private transaction.”

The Merger Agreement may be terminated for various reasons including if the merger is not consummated by September 30, 2014. We expect that the conditions of the Merger Agreement and the Settlement Agreement will be satisfied during the first half of 2014; however, there can be no assurance that the Merger Agreement and the Settlement Agreement will be consummated on the terms described herein or at all.

Access to Company Information

We electronically file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports with the Securities and Exchange Commission (the “SEC”). The public may read and copy any of the reports that are filed with the SEC at the SEC’s Public Reference Room at 100 Fifth Street, NE, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at (800)-SEC-0330. The SEC maintains an Internet site at www.sec.gov that contains reports, proxy and information statements and other information regarding issuers that file electronically.

Information concerning NTS Realty Holdings Limited Partnership is available through the NTS Development Company website (www.ntsdevelopment.com). Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) of the Securities Exchange Act are available and may be accessed free of charge through the “Investor Services” section of our website as soon as reasonably practicable after we electronically file this material with, or furnish it to, the SEC. Our website and the information contained therein or connected thereto are not incorporated into this Annual Report on Form 10-K.

ITEM 1A — RISK FACTORS

Factors That May Affect Our Future Results

Forward-looking statements

Certain information included in this report or in other materials we have filed or will file with the Securities and Exchange Commission (the “SEC”) (as well as information included in oral statements or other written statements made or to be made by us) contains or may contain forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “can,” “could,” “might” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Such statements include information relating to anticipated operating results, financial resources, changes in revenues, changes in profitability, interest expense, growth and expansion, anticipated income to be realized from our investments in unconsolidated entities, the ability to acquire land, the ability to gain approvals and to open new communities, the ability to sell properties, the ability to secure materials and subcontractors, the ability to produce the liquidity and capital necessary to expand and take advantage of opportunities in the future and stock market valuations. From time to time, forward-looking statements also are included in our other periodic reports on Forms 10-Q and 8-K, in press releases, in presentations, on our website and in other material released to the public.

Any or all of the forward-looking statements included in this report and in any other reports or public statements made by us may turn out to be inaccurate. This can occur as a result of incorrect assumptions or as a consequence of known or unknown risks and uncertainties. Many factors mentioned in this report or in other reports or public statements made by us, such as government regulation and the competitive environment, will be important

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in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from our forward-looking statements.

We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent reports on Forms 10-K, 10-Q and 8-K should be consulted. The following cautionary discussion of risks, uncertainties and possible inaccurate assumptions relevant to our business includes factors we believe could cause our actual results to differ materially from expected and historical results. Other factors beyond those listed below, including factors unknown to us and factors known to us, which we have not determined to be material, could also adversely affect us.

There can be no assurance that we will complete the going private transaction under the Merger Agreement and the Settlement Agreement. Failure to complete the merger could have an adverse effect on us.

On February 25, 2014, NTS Realty and NTS Realty Capital entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NTS Merger Parent, LLC (“Parent”), an entity controlled by Mr. J.D. Nichols, our founder and Chairman, and Mr. Brian Lavin, our President and Chief Executive Officer, and NTS Merger Sub, LLC (“Merger Sub”), a wholly-owned subsidiary of Parent. Upon consummation of the transactions proposed by the Merger Agreement, Merger Sub would merge with and into NTS Realty and NTS Realty would continue as the surviving entity.

The merger contemplated by the Merger Agreement is being undertaken in accordance with the terms of that certain Stipulation and Agreement of Compromise, Settlement and Release dated as of February 4, 2014 (the “Settlement Agreement”) entered into in the matter Stephen J. Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452 (the “Kentucky Action”), pending in Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”). The Settlement Agreement provides, subject to satisfaction of the conditions set forth therein, for the full and complete compromise, settlement, release and dismissal of the Kentucky Action as well as the class action lawsuit pending in the Delaware Court of Chancery under the consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. C.A. No. 8302-VCP (the “Delaware Action” and with the Kentucky Action, the “Actions”).

The Court granted its preliminary approval of the Settlement Agreement on February 5, 2014. Completion of the merger, however, is conditioned upon satisfaction of conditions set forth in the Merger Agreement and the Settlement Agreement. One such condition is that the Court hold a final fairness settlement hearing (the “Settlement Hearing”) and, after holding such hearing, grant its final approval of the Settlement Agreement. The Settlement Hearing is scheduled to be held before the Court on April 24, 2014. The purpose of the Settlement Hearing is to determine:

•	whether the Court should finally certify the members of the class for purposes of the Settlement Agreement;

•
whether the proposed settlement of the Actions on the terms and conditions provided for in the Settlement Agreement is fair, reasonable, adequate, and in the best interests of the class members and should be approved by the Court;

•	whether the Order and Final Judgment provided in the Settlement Agreement should be entered;

•
whether the Court should grant the application of the plaintiffs’ counsel for an award of attorneys’ fees and reimbursement of litigation expenses and an incentive award to the named plaintiffs in the Actions; and

•	such other matters as the Court may deem appropriate.

Any member of the class may, if he or she chooses, enter an appearance in the Actions or object to the proposed Settlement Agreement and have his/her objection heard at the Settlement Hearing. There can be no assurance that the Court will grant its final approval of the Settlement Agreement. If the Settlement Agreement is not approved by the Court, the merger will not proceed as such approval is a condition of the merger agreement. Furthermore, if the Court grants final approval of the Settlement Agreement (including the Merger), an appeal of such Court approval could be filed, and we cannot currently predict the effect or outcome of any such appeal.

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Additionally, the Merger Agreement provides that it may be terminated for various reasons including if the conditions for completing the merger are not satisfied on or before September 30, 2014. There can be no assurance that the conditions to the completion of the merger, many of which are out of our control (including obtaining the Court’s final approval by a final, non-appealable judgment), will be satisfied by the September 30, 2014 deadline, if at all.
If the merger is not completed, the trading price of our Units could fall to the extent that the current market price of our Units reflects an assumption that the merger will be completed. Further, a failed transaction may result in negative publicity and/or a negative impression of us in the investment community and may affect our relationship with employees, vendors, creditors and other business partners.

Additionally, we are subject to the following risks related to the merger transactions:

•	Certain costs relating to the merger, including legal, accounting and financial advisory fees, are payable by us whether or not the merger is completed.

•
Our management’s and our employees’ attention may be diverted from our day-to-day operations, we may experience unusually high employee attrition and our business and customer relationships may be disrupted.

We are subject to litigation related to the Merger.

In connection with our entering into that certain Agreement and Plan of Merger dated December 27, 2012 (referred to as the “Original Merger Agreement”) by and among NTS Realty, NTS Realty Capital, Parent and Merger Sub that provided for merger consideration of $7.50 per Unit, certain class action lawsuits were filed against us challenging the merger transaction and alleging claims of breach of fiduciary duties. These lawsuits include the following (collectively, the “Actions”): (i) Dannis, Stephen, et al. v. Nichols, J.D., et al., pending in the Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”), Case No. 13-CI-00452 and (ii) In Re NTS Realty Holdings Limited Partnership Unitholders Litigation, pending in the Court of Chancery of the State of Delaware, Civil Action No. 8302-VCP. The lawsuits name as defendants NTS Realty, NTS Realty Capital and the members of the board of directors of NTS Realty Capital, among other defendants.

On February 4, 2014, NTS Realty, together with all other parties to the Actions, entered into a Stipulation and Agreement of Compromise, Settlement and Release (the “Settlement Agreement”). On February 5, 2014, the Court granted its preliminary approval of the Settlement Agreement. Provided that the conditions set forth in the Settlement Agreement are satisfied, the Settlement Agreement provides for the full and complete compromise, settlement, release and dismissal of both of the Actions. The Settlement Agreement contemplates that NTS Realty will merge with and into Merger Sub pursuant to the terms of the Merger Agreement. Consummation of the merger transaction contemplated by the Settlement Agreement and the Merger Agreement, however, are subject to satisfaction of several conditions, many of the conditions are outside of our control.

For example, one condition to closing of the merger is that the Court, after holding a final fairness settlement hearing, grant its final approval of the Settlement Agreement. Such settlement hearing is scheduled to be held before the Court on April 24, 2014. The purpose of the hearing is to determine:

•	whether the Court should finally certify the members of the class for purposes of the Settlement Agreement;

•
whether the proposed settlement of the Actions on the terms and conditions provided for in the Settlement Agreement is fair, reasonable, adequate, and in the best interests of the class members and should be approved by the Court;

•	whether the Order and Final Judgment provided in the Settlement Agreement should be entered;

•
whether the Court should grant the application of the plaintiffs’ counsel for an award of attorneys’ fees and reimbursement of litigation expenses and an incentive award to the named plaintiffs in the Actions; and

•	such other matters as the Court may deem appropriate.

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Any member of the class may, if he or she chooses, enter an appearance in the Actions or object to the proposed Settlement Agreement and have his/her objection heard at the Settlement Hearing. There can be no assurance that the Court will grant its final approval of the Settlement Agreement. If the Settlement Agreement is not approved by the Court, the merger will not proceed and the Actions will not be dismissed but rather will continue to be litigated. Furthermore, if the Court grants final approval of the Settlement Agreement, an appeal of such Court approval could be filed, and we cannot currently predict the effect or outcome of any such appeal.

Additionally, it is possible that additional claims beyond those that have already been filed against us will be brought by others in an effort to enjoin the merger or to seek monetary relief from us.

While we believe that we will settle the Actions pursuant to the Settlement Agreement, we cannot predict the outcome of these Actions, or any others, nor can we predict the amount of time and expense that will be required to resolve any such matters. An unfavorable resolution of any such litigation surrounding the merger could delay or prevent the consummation of the merger and the settlement of the Actions. In addition, the cost to us of defending the litigation, even if resolved in our favor, could be substantial. Such litigation could also divert the attention of our management and our resources in general from day-to-day operations.

Our principal unit holders may effectively exercise control over matters requiring unit holder approval.

As of December 31, 2013, Mr. J.D. Nichols beneficially owns approximately 61.7% of the outstanding NTS Realty Holdings Limited Partnership Units. Mr. Nichols effectively has the power to elect all of the directors and control the management, operations and affairs of NTS Realty Holdings Limited Partnership. His ownership may discourage someone from making a significant equity investment in NTS Realty Holdings Limited Partnership, even if we needed the investment to operate our business. His holdings could be a significant factor in delaying or preventing a change of control transaction that other limited partners may deem to be in their best interests, such as a transaction in which the other limited partners would receive a premium for their Units over their current trading prices.

Adverse economic conditions and disruptions in the function of credit markets could have a material adverse effect on our results of operations, financial condition and ability to pay distributions to you.

The global financial markets are currently undergoing pervasive and fundamental disruptions. The continuation or intensification of such volatility has had and may continue to have an adverse impact on the availability of credit to businesses, generally, and has resulted in and could lead to further weakening of the U.S. and global economies. Our business may be affected by market and economic challenges experienced by the U.S. economy or real estate industry as a whole or by the local economic conditions in the markets in which our properties are located, including the current dislocations in the credit markets and general economic recovery. These current conditions, or similar conditions existing in the future, may have the following consequences:

•
the financial condition of our tenants may be adversely affected, which may result in us having to increase concessions, reduce rental rates or make capital improvements in order to maintain occupancy levels, or which may result in tenant defaults under leases due to bankruptcy, lack of liquidity, operational failures or for other reasons;

•	economic recovery could falter or significant job losses may occur, either of which may decrease rental demand, causing market rental rates and property values to be negatively impacted;

•
our ability to borrow on terms and conditions that we find acceptable, or at all, may be affected, which could reduce our ability to pursue acquisition opportunities and refinance existing debt, reduce our returns from our acquisitions and increase our future interest expense;

•
any reduction in the values of our properties may limit our ability to dispose of assets at attractive prices or to obtain debt financing secured by our properties and may reduce the availability of unsecured loans; and

•	the value and liquidity of our short-term investments and cash deposits could be reduced as a result of a deterioration of the financial condition of the institutions that hold them.

Potential reforms to Fannie Mae and Freddie Mac could adversely affect our performance.

There is significant uncertainty surrounding the futures of Fannie Mae and Freddie Mac. Should Fannie Mae or Freddie Mac have their mandates changed or reduced, be disbanded or reorganized by the government or

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otherwise discontinue providing liquidity to our sector, it would significantly reduce our access to debt capital and/or increase borrowing costs and would significantly reduce our sales of assets and/or the values realized upon sale. Disruptions in the floating rate tax-exempt bond market (where interest rates reset weekly) and in the credit market’s perception of Fannie Mae and Freddie Mac, which guarantee and provide liquidity for these bonds, have been experienced in the past and may be experienced in the future and could result in an increase in interest rates on these debt obligations.

Our cash flows and results of operations could be adversely affected if legal claims are brought against us and are not resolved in our favor.

In addition to the putative class action litigation described above related to the proposed Merger, claims have been brought against us in various legal proceedings, which have not had, and are not expected to have, a material adverse effect on our business or financial condition. Should claims be filed in the future, it is possible that our cash flows and results of operations could be affected, from time to time, by the negative outcome of one or more of such matters.

There is no assurance we will have net cash flow from operations from which to pay distributions.

Our partnership agreement requires us to distribute at least sixty-five percent (65%) of our “net cash flow from operations” to our limited partners. There is no assurance that we will have any “net cash flow from operations” from which to pay distributions. Our partnership agreement also permits our managing general partner to reinvest sales or refinance proceeds in new or existing properties or to create reserves to fund future capital expenditures. Because “net cash flow from operations” is calculated after reinvesting sales or refinancing proceeds or establishing reserves, we may not have any “net cash flow from operations” from which to pay distributions.

Changes in market conditions could adversely affect the market price of our Limited Partnership Units.

As with other publicly traded securities, the value of our Units depends on various market conditions that may change from time to time. Among the market conditions that may affect the value of our Units are the following:

•	the extent of investor interest in our securities;

•	the general reputation of real estate and the attractiveness of our Units in comparison to other equity securities, including securities or other Units issued by other real estate-based companies;

•	our underlying asset value;

•	investor confidence in the stock and bond markets, generally;

•	national economic conditions;

•	changes in tax laws;

•	our financial performance;

•	changes in our credit ratings; and

•	general stock and bond market conditions.

The market value of our Units is based primarily upon the market’s perception of our growth potential and our current and potential future earnings and cash distributions. Consequently, our Units may trade at prices that are greater or less than our net asset value per Unit. If our future earnings or cash distributions are less than expected, it is likely that the market price of our Units will diminish.

We face possible risks associated with the physical effects of climate change.

We cannot predict with certainty whether climate change is occurring and, if so, at what rate. However, the physical effects of climate change could have a material adverse effect on our properties, operations and business.

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To the extent climate change causes changes in weather patterns, our markets could experience increases in storm intensity and wide variations in temperatures from average. Over time, these conditions could result in declining demand for office space or apartments in our buildings or our inability to operate the buildings at all. Climate change may also have indirect effects on our business by increasing the cost of (or making unavailable) property insurance on terms we find acceptable, increasing the cost of energy and increasing the cost of snow removal at our properties. There can be no assurance that climate change will not have a material adverse effect on our properties, operations or business.

Competition for acquisitions may result in increased prices for properties.

We plan to continue to acquire properties as we are presented with attractive opportunities. We may face competition for acquisition opportunities with other investors, and this competition may adversely affect us by subjecting us to the following risks:

•
we may be unable to acquire a desired property because of competition from other well-capitalized real estate investors, including publicly traded and private REITs, institutional investment funds and other real estate investors; and

•	even if we are able to acquire a desired property, competition from other real estate investors may significantly increase the purchase price.

A proposed change in U.S. accounting standards for leases could reduce the overall demand to lease our properties.

The existing accounting standards for leases require lessees to classify their leases as either capital or operating leases. Under a capital lease, both the leased asset and the contractual lease obligation are recorded on the tenant’s balance sheet if one of the following criteria are met: (i) the lease transfers ownership of the property to the lessee by the end of the lease term; (ii) the lease contains a bargain purchase option; (iii) the non-cancellable lease term is more than 75% of the useful life of the asset; or (iv) the present value of the minimum lease payments equals 90% or more of the leased property’s fair value. If the terms of the lease do not meet these criteria, the lease is considered an operating lease, and no leased asset or contractual lease obligation is recorded by the tenant.

In order to address concerns raised by the SEC regarding the transparency of contractual lease obligations under the existing accounting standards for operating leases, the U.S. Financial Accounting Standards Board (“FASB”) and the International Accounting Standards Board (“IASB”) initiated a joint project to develop new guidelines for lease accounting. The FASB and IASB (collectively, the “Boards”) issued an Exposure Draft on August 17, 2010 (the “Exposure Draft”), which proposes substantial changes to the current lease accounting standards, primarily by eliminating the concept of operating lease accounting. As a result, a lease asset and obligation would be recorded on the tenant’s balance sheet for all lease arrangements. In addition, the Exposure Draft would impact the method in which contractual lease payments will be recorded. In order to mitigate the effect of the proposed lease accounting, tenants may seek to negotiate certain terms of new lease arrangements or modify terms in existing lease arrangements, such as shorter lease terms or fewer extension options, which would generally have less impact on tenants’ balance sheets. Also, tenants may reassess their lease-versus-buy strategies. This could result in a greater renewal risk or shorter lease terms, which may negatively impact our operations and ability to pay distributions.

The Exposure Draft does not include a proposed effective date.

Risks Related to Our Business and Properties

We may suffer losses at our properties that are not covered by insurance.

We carry comprehensive liability, fire, extended coverage, terrorism and rental loss insurance covering all of our properties. We believe the policy specifications and insured limits are appropriate given the relative risk of loss, the cost of the coverage, our lenders’ requirements and industry practice. None of the entities carry insurance for generally uninsured losses such as losses from riots, war, acts of God or mold. Some of the policies, like those covering losses due to terrorism, windstorms, earthquakes and floods, are insured subject to limitations involving large deductibles or co-payments and policy limits, which may not be sufficient to cover losses. If we experience a loss which is uninsured or which exceeds policy limits, we could lose the capital invested in the damaged property as well as the anticipated future cash flows from that property. In addition, if the damaged property is subject to recourse indebtedness, we would continue to be liable for the indebtedness, even if it was irreparably damaged.

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Future terrorist attacks in the United States could harm the demand for and the value of our properties.

Future terrorist attacks in the U.S., such as the attacks that occurred in New York, Washington, D.C. and Pennsylvania on September 11, 2001, and other acts of terrorism or war could harm the demand for, and the value of, our properties. A decrease in demand could make it difficult for us to renew or re-lease our properties at lease rates equal to, or above, historical rates. Terrorist attacks also could directly impact the value of our properties through damage, destruction, loss, or increased security costs, and the availability of insurance for these acts may be limited or costly. To the extent that our tenants are impacted by future attacks, their ability to honor obligations under their existing leases with us could be adversely affected.

Our ability to pay distributions and the value of our properties and the Units are subject to risks associated with real estate assets and with the real estate industry in general.

Our ability to pay distributions depends on our ability to generate revenues in excess of expenses, scheduled principal payments on debt and capital expenditure requirements. Events and conditions generally applicable to owners and operators of real property that are beyond our control that could impact our ability to pay distributions, the value of our properties and the value of the Units include:

•	local oversupply, increased competition or reduction in demand for office, business centers or multifamily properties;
•	inability to collect rent from tenants;
•	vacancies or our inability to rent space on favorable terms;
•	increased operating costs, including insurance premiums, utilities and real estate taxes;
•	costs of complying with changes in governmental regulations;
•	the relative illiquidity of real estate investments;
•	changing market demographics; and
•	inability to acquire and finance properties on favorable terms.

In addition, periods of economic slowdown or recession, rising interest rates or declining demand for real estate, or the public perception that any of these events may occur, could result in a general decline in rents or in increased defaults under existing leases, which could adversely affect our financial condition, results of operations, cash flow, the value of the Units and ability to satisfy our debt service obligations and to pay distributions.

We face significant competition, which may decrease the occupancy and rental rates of our properties.

We compete with several developers, owners and operators of commercial real estate, many of which own properties similar to ours. Our competitors may be willing to make space available at lower prices than the space in our properties. If our competitors offer space at rental rates below current market rates, we may lose potential tenants and be pressured to reduce our rental rates to retain an existing tenant when its lease expires. As a result, our financial condition, results of operations, cash flow, the value of the Units and ability to satisfy our debt service obligations and to pay distributions could be adversely affected.

Our debt level reduces cash available for distribution and could expose us to the risk of default under our debt obligations.

Payments of principal and interest on borrowings could leave us with insufficient cash resources to operate our properties or to pay distributions. Our level of debt could have significant adverse consequences, including:

•	cash flow may be insufficient to meet required principal and interest payments;
•	we may be unable to borrow additional funds as needed or on favorable terms;
•	we may be unable to refinance our indebtedness at maturity or the terms may be less favorable than the terms of our original indebtedness;
•	we may be forced to dispose of one or more of our properties, possibly on disadvantageous terms;
•	we may default on our obligations and the lenders or mortgagees may foreclose on the properties securing their loans or receiving an assignment of rents and leases;
•	we may violate restrictive covenants in our loan documents, which would entitle the lenders to accelerate our debt obligations; and
•	default under any one of the mortgage loans with cross default provisions could result in a default on other indebtedness.

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If any one of these events were to occur, our financial condition, results of operations, cash flow, the value of the Units, our ability to satisfy our debt service obligations and to pay distributions could be adversely affected. In addition, foreclosures could create taxable income, which would be allocated to all of the partners, but we may not be able to pay a cash distribution to the partners to pay the resulting taxes.

We could incur significant costs related to government regulation and private litigation over environmental matters.

Under various federal, state and local laws, ordinances and regulations relating to the protection of the environment, a current or previous owner or operator of real estate may be held liable for contamination resulting from the presence or discharge of hazardous or toxic substances at that property, and may be required to investigate and clean up any contamination at, or emanating from, that property. These laws often impose liability, which may be joint and several, without regard to whether the owner or operator knew of, or was responsible for, the presence of the contaminants. The presence of contamination, or the failure to remediate contamination, may adversely affect the owner’s ability to sell, lease or develop the real estate or to borrow using the real estate as collateral. In addition, the owner or operator of a site may be subject to claims by third parties based on personal injury, property damage or other costs, including costs associated with investigating or cleaning up the environmental contamination present at, or emanating from, a site.

These environmental laws also govern the presence, maintenance and removal of asbestos containing building materials, or “ACBM.” These laws require that ACBM be properly managed and maintained, and may impose fines and penalties on building owners or operators who fail to comply with these requirements. These laws may also allow third parties to seek recovery from owners or operators for personal injury associated with exposure to asbestos fibers. Some of our properties could contain ACBM. We operate our properties under Operations and Maintenance Plans as required by our lenders.

Some of the properties in our portfolio contain or could have contained, or are adjacent to or near other properties that have contained or currently contain underground storage tanks used to store petroleum products or other hazardous or toxic substances. These operations create a potential for the release of petroleum products or other hazardous or toxic substances. For example, one of our properties currently has a service station located adjacent to it, and two of our properties are located on a former operating farm under which an underground tank was removed several years ago.

Recent news accounts suggest that there is an increasing amount of litigation over claims that mold or other airborne contaminants have damaged buildings or caused poor health. We have, infrequently, discovered relatively small amounts of mold-related damage at a limited number of our properties, generally caused by one or more water intrusions, such as roof leaks, or plugged air conditioner condensation lines. Mold and certain other airborne contaminants occur naturally and are present in some quantity in virtually every structure. A plaintiff could successfully establish that mold or another airborne contaminant at one of our properties causes or exacerbates certain health conditions. We generally have no insurance coverage for the cost of repairing or replacing elements of a building or its contents that are affected by mold or other environmental conditions, or for defending against this type of lawsuit.

We may incur significant costs complying with other regulations.

Our properties are subject to various federal, state and local regulatory requirements, such as state and local fire and life safety requirements. If we fail to comply with these various requirements, we may be fined or have to pay private damage awards. We believe that our properties materially comply with all applicable regulatory requirements. These requirements could change in the future requiring us to make significant unanticipated expenditures that could adversely impact our financial condition, results of operations, cash flow, the value of the Units, our ability to satisfy our debt service obligations and to pay distributions.

We may invest in properties through joint ventures or as tenants in common, which add another layer of risk to our business.

We may acquire properties through joint ventures or as tenants in common, which could subject us to certain risks, which may not otherwise be present, if we made the investments directly. These risks include:

•	the potential that our joint venture partner or tenants in common may not perform;
•	the joint venture partner or tenants in common may have economic or business interests or goals that are inconsistent with or adverse to our interests or goals;

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•	the joint venture partner or tenants in common may take actions contrary to our requests or instructions or contrary to our objectives or policies;
•	the joint venture partner or tenants in common might become bankrupt or fail to fund its share of required capital contributions;
•	we and the joint venture partner or tenants in common may not be able to agree on matters relating to the property; and
•	we may become liable for the actions of our third-party joint venture partners or tenants in common.

Any disputes that may arise between joint venture partners or tenants in common and us may result in litigation or arbitration that would increase our expenses and prevent us from focusing our time and effort on the business of the joint venture.

We are dependent upon the economic climates of our markets—Atlanta, Ft. Lauderdale, Indianapolis, Lexington, Louisville, Memphis, Nashville, Orlando and Richmond.

Substantially all of our revenue is derived from properties located in: Atlanta, Ft. Lauderdale, Indianapolis, Lexington, Louisville, Memphis, Nashville, Orlando and Richmond. A downturn in the economies of these markets, or the impact that a downturn in the overall national economy may have upon these economies, could result in reduced demand for office space or apartment rentals. Because our portfolio consists primarily of apartments and commercial office space, a decrease in demand for these types of real estate in turn could adversely affect our results of operations. Additionally, there are submarkets within our markets that are dependent upon a limited number of industries. For example, most of our apartment communities are classified as luxury apartments and if a downturn affecting luxury rentals were to occur, as opposed to mid-level or efficiency apartments, our results of operations could be adversely affected.

Our expenditures may not decrease if our revenue decreases.

Many of the expenditures associated with owning and operating real estate, such as debt-service payments, property taxes, insurance, utilities, and employee wages and benefits, are relatively inflexible and do not necessarily decrease in tandem with a reduction in revenue. Our expenditures also will be affected by inflationary increases, and certain costs, such as wages, benefits and insurance, may exceed the rate of inflation in any given period. In the event of a significant decrease in demand, we may not be able to reduce the level of certain costs timely or at all. Management also may be unable to offset any such increased expenditures with higher rental rates. Any of our efforts to reduce operating costs or failure to make scheduled capital expenditures also could adversely affect the future growth of our business and the value of our properties.

From time to time we have made, and in the future we may seek to make, one or more material acquisitions, which may involve the expenditure of significant funds.

We regularly review potential transactions in order to maximize limited partner value and believe that currently there are available a number of acquisition opportunities that would be complementary to our business, given the current trends in the apartment industry. In connection with our review of such transactions, we regularly engage in discussions with potential acquisition candidates, some of which are material. Any future acquisitions could require the issuance of Limited Partnership Units, the incurrence of debt, assumption of contingent liabilities or incurrence of significant expenditures, any of which could materially adversely impact our business, financial condition or results of operations. In addition, the financing required for such acquisitions may not be available on commercially favorable terms or at all.

Covenants related to our indebtedness limit our operational flexibility and breaches of these covenants could materially adversely affect our business, results of operations and financial condition.

Our unsecured and secured debt and other indebtedness that we may incur in the future, require or will require us to comply with a number of customary financial and other covenants, including maintaining certain levels of debt service coverage, leverage ratio and tangible net worth requirements. Our continued ability to incur indebtedness and operate in general is subject to compliance with these financial and other covenants, which limit our operational flexibility. For example, mortgages on our properties contain customary covenants such as those that limit or restrict our ability, without the consent of the lender, to further encumber or sell the applicable properties, or to replace the applicable tenant or operator. Breaches of certain covenants may result in defaults under the mortgages on our properties and cross-defaults under certain of our other indebtedness, even if we satisfy our payment obligations to the respective obligee. Additionally, defaults under the leases or operating agreements related to mortgaged properties, including defaults associated with the bankruptcy of the applicable tenant or

16

tenants, may result in a default under the underlying mortgage and cross-defaults under certain of our other indebtedness. Covenants that limit our operational flexibility as well as defaults under our debt instruments could materially adversely affect our business, results of operations and financial condition.

Tax Risks

Tax gain or loss on disposition of Units could be different than expected.

If you sell your Units, you will recognize a gain or loss equal to the difference between the amount realized and your tax basis in those Units. Prior distributions to you in excess of the total net taxable income you were allocated for a Unit, which decreased your tax basis in that Unit, will, in effect, become taxable income to you if the Unit is sold at a price greater than your tax basis in that Unit, even if the price is less than your original cost. A substantial portion of the amount realized, whether or not representing gain, may be ordinary income.

If you are a tax-exempt entity, a mutual fund or a foreign person, you may experience adverse tax consequences from owning units.

Investment in Units by tax-exempt entities, including employee benefit plans and individual retirement accounts, regulated investment companies or mutual funds and non-U.S. persons raises issues unique to them. For example, a significant amount of our income allocated to organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, will be unrelated business taxable income and will be taxable to such holders. Very little of our income will be qualifying income to a regulated investment company. Distributions to non-U.S. persons will be reduced by withholding tax at the highest marginal tax rate applicable to individuals, and non-U.S. holders will be required to file United States federal income tax returns and pay tax on their share of our taxable income.

We will treat each purchaser of Units as having the same tax benefits without regard to the Units purchased. The IRS may challenge this treatment, which could adversely affect the value of the Units.

Because we cannot match transferors and transferees of Units, we will adopt certain positions that do not conform with all aspects of existing Treasury Regulations. A successful IRS challenge to those positions could adversely affect the timing or amount of tax benefits available to you, the amount of gain from your sale of Units or result in audit adjustments to your tax returns.

You likely will be subject to state and local taxes in states where you do not live as a result of an investment in Units.

In addition to federal income taxes, you likely will be subject to other taxes, including state and local taxes, unincorporated business taxes and estate, inheritance or intangible taxes that are imposed by the various jurisdictions in which we do business or own property, even if you do not live in any of those jurisdictions. You likely will be required to file state and local income tax returns and pay state and local income taxes in some or all of these jurisdictions. Further, you may be subject to penalties for failure to comply with those requirements. You must file all required United States federal, state and local tax returns. Our counsel has not rendered an opinion on the state or local tax consequences of an investment in the Units.

ITEM 1B — UNRESOLVED STAFF COMMENTS

None.

ITEM 2 — PROPERTIES

General

We own wholly, as a tenant in common with unaffiliated third parties or through joint venture investments with both affiliated and unaffiliated third parties, 24 properties, comprised of 15 multifamily properties, 7 commercial properties and 2 retail properties. Set forth below is a description of each property:

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Wholly-Owned Properties

Commercial Properties

•
NTS Center, which was constructed in 1977, is an office complex with approximately 126,700 net rentable square feet in Louisville, Kentucky. As of December 31, 2013, there were 7 tenants leasing office space aggregating approximately 112,900 square feet. The tenants are professional service entities, principally in secondary education, legal services, communications and information services. One of these tenants individually leases more than 10% of the net rentable area at NTS Center. NTS Center was 89% occupied as of December 31, 2013.

•
Clarke American, which was constructed in 2000, is a business center with approximately 50,000 net rentable square feet in Louisville, Kentucky. As of December 31, 2013, one tenant was leasing all 50,000 square feet. The tenant is a professional service entity in the check printing industry. Clarke American was 100% occupied as of December 31, 2013.

•
Lakeshore Business Center Phase I, which was constructed in 1986, is a business center with approximately 100,200 net rentable square feet in Fort Lauderdale, Florida. As of December 31, 2013, there were 16 tenants leasing space aggregating approximately 67,400 square feet. The tenants are professional service entities, principally in engineering, insurance and financial services and telecommunication. Two of these tenants individually lease more than 10% of the net rentable area at Lakeshore Business Center Phase I. Lakeshore Business Center Phase I was 67% occupied as of December 31, 2013.

•
Lakeshore Business Center Phase II, which was constructed in 1989, is a business center with approximately 95,900 net rentable square feet in Fort Lauderdale, Florida. As of December 31, 2013, there were 16 tenants leasing space aggregating approximately 70,200 square feet. The tenants are governmental and professional service entities, principally in medical equipment sales, financial services and technology. One of these tenants individually leases more than 10% of the net rentable area at Lakeshore Business Center Phase II. Lakeshore Business Center Phase II was 73% occupied as of December 31, 2013.

•
Lakeshore Business Center Phase III, which was constructed in 2000, is a business center with approximately 38,800 net rentable square feet in Fort Lauderdale, Florida. As of December 31, 2013, there were 3 tenants leasing space aggregating approximately 34,700 square feet. The tenants are professional service entities, principally in real estate development, engineering and home healthcare. Two of these tenants individually lease more than 10% of the net rentable area at Lakeshore Business Center Phase III. Lakeshore Business Center Phase III was 89% occupied as of December 31, 2013.

•
Peachtree Corporate Center, which was constructed in 1979, is a business park with approximately 198,900 net rentable square feet in Atlanta, Georgia. As of December 31, 2013, there were 40 tenants leasing space aggregating approximately 158,100 square feet, including approximately 10,900 square feet which was leased but unoccupied. The tenants are professional service entities, principally in sales-related services. None of these tenants individually leases more than 10% of the net rentable area at Peachtree Corporate Center. Peachtree Corporate Center was 74% occupied as of December 31, 2013.

Multifamily Properties

•
Park Place Apartments, which was constructed in three phases, is a 464-unit luxury apartment complex located on a 44.8-acre tract in Lexington, Kentucky. Phases I and II were constructed between 1987 and 1989, and Phase III was constructed in 2000. Park Place was 97% occupied as of December 31, 2013.

•
The Willows of Plainview Apartments, which was constructed in three phases between 1985 and 1988, is a 310-unit luxury apartment complex located on two tracts of land totaling 19.1-acres in Louisville, Kentucky. The Willows of Plainview was 97% occupied as of December 31, 2013.

•
Willow Lake Apartments, which was constructed in 1985, is a 207-unit luxury apartment complex located on an 18.0-acre tract in Indianapolis, Indiana. Willow Lake was 92% occupied as of December 31, 2013.

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•
The Lakes Apartments, which was purchased in 2005 and constructed in 1997, is a 232-unit luxury apartment complex located on a 19.7-acre tract in Indianapolis, Indiana. The Lakes was 94% occupied as of December 31, 2013.

•
The Grove at Richland Apartments, which was purchased in 2006 and constructed in 1998, is a 292-unit luxury apartment complex located on a 10.5-acre tract in Nashville, Tennessee. The Grove at Richland was 97% occupied as of December 31, 2013.

•
The Grove at Whitworth Apartments, which was purchased in 2006 and constructed in 1994, is a 301-unit luxury apartment complex located on a 12.1-acre tract in Nashville, Tennessee. The Grove at Whitworth was 98% occupied as of December 31, 2013.

•
The Grove at Swift Creek Apartments, which was purchased in 2006 and constructed in 2000, is a 240-unit luxury apartment complex located on a 32.9-acre tract in Richmond, Virginia. The Grove at Swift Creek was 92% occupied as of December 31, 2013.

•
Castle Creek Apartments, which was purchased in 2006 and constructed in 1999, is a 276-unit luxury apartment complex located on a 16.0-acre tract in Indianapolis, Indiana. Castle Creek was 94% occupied as of December 31, 2013.

•
Lake Clearwater Apartments, which was purchased in 2006 and constructed in 1999, is a 216-unit luxury apartment complex located on a 10.6-acre tract in Indianapolis, Indiana. Lake Clearwater was 98% occupied as of December 31, 2013.

•
Parks Edge Apartments (formerly Shelby Farms Apartments), which was purchased in 2008 and constructed in two phases, is a 450-unit luxury apartment complex located on a 30.2-acre tract in Memphis, Tennessee. Phase I was constructed in 1997 and Phase II was constructed in 2007. Parks Edge was 95% occupied as of December 31, 2013.

Retail Properties

•
Bed, Bath & Beyond, which was constructed in 1999, is an approximately 35,000 square foot facility in Louisville, Kentucky. As of December 31, 2013, one tenant was leasing all 35,000 square feet. The tenant is a retail service entity principally in the sale of domestic merchandise and home furnishings. Bed, Bath & Beyond was 100% occupied as of December 31, 2013.

•
Springs Station, which was constructed in 2001, is a retail facility with approximately 12,000 net rentable square feet in Louisville, Kentucky. As of December 31, 2013, there were 7 tenants leasing space aggregating approximately 12,000 square feet, including approximately 2,300 square feet which was leased but unoccupied. The tenants include retail and financial services entities. Three of these tenants individually lease more than 10% of the net rentable area at Springs Station. Springs Station was 81% occupied as of December 31, 2013.

Consolidated Joint Venture Properties

Multifamily Properties

•
Golf Brook Apartments, which was purchased in 2009 and constructed between 1987 and 1988, is a 195-unit luxury apartment complex located on a 19.2-acre tract in Orlando, Florida. Golf Brook was 98% occupied as of December 31, 2013. We own a 51% interest in this property.

•
Sabal Park Apartments, which was purchased in 2009 and constructed in 1986, is a 162-unit luxury apartment complex located on a 14.3-acre tract in Orlando, Florida. Sabal Park was 96% occupied as of December 31, 2013. We own a 51% interest in this property.

•
Lakes Edge Apartments, which was purchased in 2010 and constructed in 2000, is a 362-unit luxury apartment complex located on a 31.6-acre tract in Orlando, Florida. Lakes Edge was 96% occupied as of December 31, 2013. We own a 73.5% interest in this property.

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Unconsolidated Investments in Tenants In Common Properties

Multifamily Properties

•
The Overlook at St. Thomas Apartments, which was purchased in 2007 and constructed in 1991, is a 484-unit luxury apartment complex located on a 24.9-acre tract in Louisville, Kentucky. The Overlook at St. Thomas was 97% occupied as of December 31, 2013. We own a 60% tenant in common interest in this property.

•
Creek’s Edge at Stony Point Apartments, which was purchased in 2007 and constructed in 2006, is a 202-unit luxury apartment complex located on a 26.3-acre tract in Richmond, Virginia. Creek’s Edge at Stony Point was 93% occupied as of December 31, 2013. We own a 51% tenant in common interest in this property.

Unconsolidated Joint Venture Property

Commercial Property

•
600 North Hurstbourne, which was constructed by Campus One LLC and completed in 2012, is a business center with approximately 125,100 net rentable square feet in Louisville, Kentucky. As of December 31, 2013, there were 7 tenants leasing space aggregating all 125,100 square feet, including approximately 8,500 square feet which was leased but unoccupied. The tenants are professional service entities, principally in real estate, financial services and the horse racing industry. Four of these tenants individually lease more than 10% of the net rentable area at 600 North Hurstbourne. 600 North Hurstbourne was 93% occupied as of December 31, 2013. We own a 49% interest in this property.

Properties Under Construction

Unconsolidated Joint Venture Property

Commercial Property

•
Campus Two LLC, which was formed as of October 2012, is constructing an approximately 125,000 square foot office building in Louisville, Kentucky, known as 700 North Hurstbourne. We anticipate construction to be completed in 2014. We own a 49% interest in this property.

Corporate Headquarters

Our executive offices are located at 600 North Hurstbourne Parkway, Suite 300, Louisville, Kentucky 40222 and our phone number is (502) 426-4800.

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Occupancy Rates

The table below sets forth the average occupancy rate for each of the past three years with respect to each of our properties.

	Years Ended December 31,
	2013	2012	2011
COMMERCIAL OCCUPANCY
NTS Center	89%	86%	82%
Clarke American	100%	100%	100%
Lakeshore Business Center Phase I	84%	87%	82%
Lakeshore Business Center Phase II	73%	70%	74%
Lakeshore Business Center Phase III (1)	81%	87%	100%
Peachtree Corporate Center	71%	69%	75%
COMMERCIAL PORTFOLIO OCCUPANCY	80%	79%	81%
COMMERCIAL PORTFOLIO RENT PER OCCUPIED SQUARE FOOT, ANNUAL	$11.55	$11.74	$11.79

MULTIFAMILY OCCUPANCY
Park Place Apartments	96%	96%	97%
The Willows of Plainview Apartments	98%	98%	98%
Willow Lake Apartments	95%	95%	98%
The Lakes Apartments	96%	96%	98%
The Grove at Richland Apartments	97%	98%	99%
The Grove at Whitworth Apartments	98%	98%	99%
The Grove at Swift Creek Apartments	95%	90%	92%
Castle Creek Apartments	95%	97%	97%
Lake Clearwater Apartments	96%	98%	96%
Parks Edge Apartments	95%	97%	97%
Golf Brook Apartments	96%	94%	95%
Sabal Park Apartments	93%	95%	96%
Lakes Edge Apartments	96%	94%	89%
MULTIFAMILY PORTFOLIO OCCUPANCY	96%	96%	96%
MULTIFAMILY PORTFOLIO RENT PER OCCUPIED UNIT, ANNUAL	$12,853	$12,384	$11,686

RETAIL OCCUPANCY
Bed, Bath & Beyond	100%	100%	100%
Springs Station (2)	77%	59%	69%
RETAIL PORTFOLIO OCCUPANCY	94%	90%	92%
RETAIL PORTFOLIO RENT PER OCCUPIED SQUARE FOOT, ANNUAL	$12.67	$12.55	$12.65
COMMERCIAL AND RETAIL PORTFOLIO OCCUPANCY	81%	80%	82%
COMMERCIAL AND RETAIL PORTFOLIO RENT PER OCCUPIED SQUARE FOOT, ANNUAL	$11.64	$11.81	$11.86

MULTIFAMILY UNCONSOLIDATED INVESTMENTS IN TENANTS IN COMMON OCCUPANCY
The Overlook at St. Thomas Apartments	98%	97%	97%
Creek’s Edge at Stony Point Apartments	96%	94%	94%
MULTIFAMILY UNCONSOLIDATED INVESTMENTS IN TENANTS IN COMMON PORTFOLIO OCCUPANCY	97%	96%	96%
MULTIFAMILY UNCONSOLIDATED INVESTMENTS IN TENANTS IN COMMON PORTFOLIO RENT PER OCCUPIED UNIT, ANNUAL	$13,444	$12,637	$12,082

COMMERCIAL UNCONSOLIDATED JOINT VENTURE OCCUPANCY
600 North Hurstbourne	87%	54%	N/A
COMMERCIAL UNCONSOLIDATED JOINT VENTURE PORTFOLIO OCCUPANCY	87%	54%	N/A
COMMERCIAL UNCONSOLIDATED JOINT VENTURE PORTFOLIO RENT PER OCCUPIED UNIT, ANNUAL	$22.58	$20.73	N/A

(1)
We believe the changes in average occupancy from period to period are temporary effects of each property’s specific mix of lease maturities and are not indicative of any known trend. Lakeshore Business Center Phase III was 89% occupied and 89% leased as of December 31, 2013.

(2)	Springs Station was 81% occupied and 100% leased as of December 31, 2013.

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Tenant Information

We are not dependent upon any tenant for 10% or more of our revenues. The loss of any one tenant should not have a material adverse effect on our business or financial performance. The following table sets forth our ten largest tenants based on annualized base rent as of December 31, 2013.

Tenant	Total Leased Square Feet	Annualized Base Rent (1)	Percentage of Annualized Base Rent	Lease Expiration
Insight Communications (2)	76,652	$924,374	1.68%	08/31/21
Social Security Administration (3)	16,197	553,908	1.01%	11/30/19
ECI Telecom (3)	29,287	443,405	0.80%	03/31/18
Clarke Checks (2)	50,000	418,833	0.76%	08/31/15
Bed, Bath & Beyond (2)	34,953	401,960	0.73%	01/31/15
John J. Kirlin, Inc. (3)	20,135	297,022	0.54%	08/10/14
McKendree University (2)	11,339	200,385	0.36%	03/14/17
Kimley-Horn and Associates (3)	12,061	188,292	0.34%	02/28/14
Reynolds, Smith and Hills, Inc. (3)	10,840	167,939	0.30%	03/31/19
DeVry, Inc. (2)	9,294	160,926	0.29%	07/31/18

(1)	Annualized Base Rent means annual rental income.
(2)	A tenant of a Louisville, Kentucky property.
(3)	A tenant of a Fort Lauderdale, Florida property.

Lease Expirations

The following table sets forth the number of expiring leases, the total area in square feet covered by such leases, the annual rent represented by such leases at December 31, 2013 and the percentage of gross annual rent represented by such leases for our commercial and retail properties. We do not include the lease expirations for our multifamily properties as those lease contracts are typically for one year or less.

	Number of Expiring Leases	Approximate Square Feet of Expiring Leases	Approximate Annual Rent of Expiring Leases	Percentage of Gross Annual Rent of Expiring Leases
Expiration Year
2014	28	119,700	$1,260,000	20.0%
2015	20	118,800	1,213,000	19.3%
2016	19	68,000	591,000	9.4%
2017	4	21,800	304,000	4.8%
2018	11	83,300	1,140,000	18.1%
2019	5	41,300	837,000	13.3%
2020	-	-	-	-
2021	1	76,700	938,000	14.9%
2022	1	1,900	10,000	0.2%
Thereafter	-	-	-	-
Total	89	531,500	$6,293,000	100%

Indebtedness

The tables below reflect our outstanding indebtedness from mortgages and notes payable for our properties owned wholly, through a wholly-owned subsidiary, as both consolidated and unconsolidated joint venture investments, or as unconsolidated investments in tenants in common as of December 31, 2013. Properties that are not encumbered by mortgages or notes are not listed below. Some of our mortgages and notes bear interest in relation to the Libor Rate. As of December 31, 2013, the Libor Rate was 0.17%. The Libor Rate is a variable rate of interest that is adjusted from time to time based on interest rates set by London financial institutions.

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Wholly-Owned Properties and Consolidated Joint Venture Properties	Interest Rate	Maturity Date	Balance as of December 31, 2013
Lakeshore Business Center Phases I, II and III (1)	Libor + 3.50%	09/01/14	$19,164,602
Clarke American (2)	8.45%	11/01/15	768,881
The Lakes Apartments (3)	5.11%	12/01/14	10,498,507
Parks Edge Apartments (4)	6.03%	09/01/18	25,632,035
Castle Creek Apartments (5)	5.40%	01/01/20	13,130,689
The Grove at Richland Apartments (6)	5.40%	01/01/20	25,514,833
The Grove at Swift Creek Apartments (7)	5.40%	01/01/20	15,918,421
The Grove at Whitworth Apartments (8)	5.40%	01/01/20	26,152,704
Lake Clearwater Apartments (9)	5.40%	01/01/20	10,763,479
Park Place Apartments (10)	5.40%	01/01/20	28,940,435
Willow Lake Apartments (11)	5.40%	01/01/20	10,342,957
The Willows of Plainview Apartments (12)	5.40%	01/01/20	16,934,289
Golf Brook Apartments (13)	Libor + 3.33%	07/01/16	13,954,358
Sabal Park Apartments (14)	Libor + 3.50%	07/01/16	9,172,853
Lakes Edge Apartments (15)	5.09%	05/01/18	24,493,068
NTS Realty I (16)	Libor + 2.50%	09/30/14	4,425,117
			$255,807,228

Unconsolidated Investments in Tenants In Common Properties
The Overlook at St. Thomas Apartments (17)	5.72%	04/11/17	$32,569,610
Creek’s Edge at Stony Point Apartments (18)	5.99%	11/15/17	$20,309,423

Unconsolidated Joint Venture Properties
600 North Hurstbourne (19)	4.35%	09/1/28	$17,181,941
700 North Hurstbourne (20)	Libor + 2.40%	07/1/17	$3,208,483

(1)	This note is guaranteed individually and severally by Mr. Nichols and Mr. Brian F. Lavin. A balloon payment of $18,918,880 is due upon maturity.
(2)	This loan fully amortizes upon maturity.
(3)	A balloon payment of $10,313,012 is due upon maturity.
(4)	A balloon payment of $23,963,038 is due upon maturity.
(5)	A balloon payment of $11,646,720 is due upon maturity.
(6)	A balloon payment of $22,631,265 is due upon maturity.
(7)	A balloon payment of $14,119,395 is due upon maturity.
(8)	A balloon payment of $23,197,045 is due upon maturity.
(9)	A balloon payment of $9,547,040 is due upon maturity.
(10)	A balloon payment of $25,669,720 is due upon maturity.
(11)	A balloon payment of $9,174,043 is due upon maturity.
(12)	A balloon payment of $15,020,454 is due upon maturity.
(13)	A balloon payment of $13,225,041 is due upon maturity.
(14)	A balloon payment of $8,708,068 is due upon maturity.
(15)	A balloon payment of $22,844,451 is due upon maturity.
(16)	A balloon payment of $4,434,964 is due upon maturity.
(17)	A balloon payment of $30,492,392 is due upon maturity. We are proportionately liable for this mortgage, limited to our 60% interest as a tenant in common of this property.
(18)	A balloon payment of $18,992,649 is due upon maturity. We are jointly and severally liable for this mortgage. We own a 51% interest as a tenant in common of this property.
(19)	A balloon payment of $7,471,374 is due upon maturity. We are proportionally liable for this note, limited to our 49% interest in this property.
(20)	Principal payments may be made monthly and are due in full upon maturity. We are proportionally liable for this note, limited to our 49% interest in this property.

Our mortgages may be prepaid, but are generally subject to a yield-maintenance premium or defeasance.

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Property Tax

The following table sets forth for each property that we own wholly, as a tenant in common with an unaffiliated third party or through joint venture investments with both affiliated and unaffiliated third parties, the property tax rate and annual property taxes.

SCHEDULE OF ANNUAL PROPERTY TAX RATES AND TAXES-2013

State	Property	Property Tax Rate (per $100)	Gross Amount Annual Property Taxes (1)
FL	Lakeshore Business Center Phase I	2.02	$203,012
FL	Lakeshore Business Center Phase II	2.02	204,874
FL	Lakeshore Business Center Phase III	2.02	90,846
FL	Golf Brook Apartments	1.60	289,939
FL	Sabal Park Apartments	1.60	194,401
FL	Lakes Edge Apartments	2.04	663,220
GA	Peachtree Corporate Center	3.54	124,500
IN	Willow Lake Apartments	2.41	357,879
IN	The Lakes Apartments	2.41	317,368
IN	Castle Creek Apartments	2.02	481,485
IN	Lake Clearwater Apartments	2.02	386,780
KY	Bed, Bath & Beyond	1.26	27,950
KY	Clarke American	1.21	39,063
KY	NTS Center	1.21	81,477
KY	The Willows of Plainview Apartments	1.21	164,144
KY	Park Place Apartments	1.16	329,157
KY	Springs Station	1.26	21,612
KY	The Overlook at St. Thomas Apartments	1.06	442,733
TN	Parks Edge Apartments	7.78	1,121,943
TN	The Grove at Richland Apartments	4.52	569,049
TN	The Grove at Whitworth Apartments	4.52	523,419
VA	The Grove at Swift Creek Apartments	0.95	222,534
VA	Creek’s Edge at Stony Point Apartments	1.20	315,120
			$7,172,505

(1)
Does not include any offset for property taxes reimbursed by tenants. Property taxes in Jefferson County, Kentucky; Fayette County, Kentucky; City of Jeffersontown, Kentucky; and the City of St. Matthews, Kentucky, are discounted by approximately 2% if they are paid prior to the due date. Property taxes in Broward County, Florida; and Seminole County, Florida, are discounted by approximately 4% if they are paid prior to the due date. Payments made prior to the due date in other states generally provide no discount to the gross amount of property tax.

ITEM 3 — LEGAL PROCEEDINGS

On January 27, 2013, we received notice that a class action lawsuit captioned, Stephen Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452 (the “Kentucky Action”), was filed on January 25, 2013 in Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”) against us, each of the members of the board of directors of NTS Realty Capital, NTS Realty Capital, NTS Realty Partners, LLC, Parent and Merger Sub alleging, among other things, that the board of directors of NTS Realty Capital breached fiduciary duties to our Unitholders in connection with the board’s approval of the Original Merger Agreement dated December 27, 2012 by and among NTS Realty, NTS Realty Capital, Parent and Merger Sub.

On February 12, 2013, we received notice that another class action lawsuit captioned, R. Jay Tejera v. NTS Realty Holdings LP et al., Civil Action No. 8302-VCP, was filed on February 12, 2013 in the Court of Chancery in the State of Delaware against us, each of the members of the board of directors of NTS Realty Capital, Parent and NTS Realty Capital, alleging, among other things, that the board of directors breached fiduciary duties to our Unitholders in connection with the board’s approval of the Original Merger Agreement. The complaint seeks, among other things, money damages.

On February 15, 2013, we received notice that Gerald A. Wells v. NTS Realty Holdings LP et al., Civil Action No. 8322-VCP, a third putative Unitholder class action lawsuit, was filed on February 15, 2013 in the Court of Chancery of the State of Delaware against us, each of the members of the board of directors of NTS Realty Capital, Parent, Merger Sub and NTS Realty Capital, alleging, among other things, that the board of directors

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breached fiduciary duties to our Unitholders in connection with the board’s approval of the Original Merger Agreement. The complaint seeks, among other things, to enjoin the defendants from completing the merger as contemplated by the Original Merger Agreement.

On March 19, 2013, the Delaware Court consolidated the Tejera and Wells actions under the consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. C.A. No. 8302-VCP (the “Delaware Action,” and together with the Kentucky Action, the “Actions”) and appointed the law firms of Rigrodsky & Long, P.A. and Wohl & Fruchter LLP as Co-Lead Counsel for plaintiffs in the Delaware Action.

After counsel for plaintiff Tejera advised of his intention to join in prosecution of the Kentucky Action and plaintiffs, Tejera and Stephen and Sharon Dannis, tendered a proposed Second Amended Complaint on May 24, 2013, the parties submitted an agreed order on May 31, 2013, allowing plaintiffs to file a Second Amended Complaint, which order was entered June 7, 2013. In contemplation of plaintiff Tejera joining in the prosecution of the Kentucky Action, all parties stipulated to dismissal of his claims in the Delaware Action, which stipulation was approved by the Delaware Court on June 12, 2013. Plaintiffs, Tejera and Stephen and Sharon Dannis, thereupon served their Second Amended Class Action Complaint on June 13, 2013 and the defendants thereafter filed their motions to dismiss the Kentucky Action.

In early July 2013, the defendants proposed that the parties meet to discuss a possible resolution of the Actions, and the plaintiffs in the Kentucky and Delaware Actions agreed to do so following receipt of detailed financial information and other discovery and an opportunity to fully review and analyze such discovery. The parties, from time to time, engaged in various settlement negotiations.

On February 4, 2014, NTS Realty, together with the other defendants in the Actions, entered into a Stipulation and Agreement of Compromise, Settlement and Release (the “Settlement Agreement”). On February 5, 2014, the Court granted its preliminary approval of the Settlement Agreement. Subject to satisfaction of the conditions set forth in the Settlement Agreement, the Settlement Agreement provides for the full and complete compromise, settlement, release and dismissal of the Actions.

Under the Settlement Agreement, it is expected that:

•
Merger Sub will merge with and into NTS Realty, with NTS Realty being the surviving entity, pursuant to the terms of that certain Agreement and Plan of Merger executed on February 25, 2014 (the “Merger Agreement”) by and among NTS Realty, NTS Realty Capital, Parent and Merger Sub; and

•
as consideration for the settlement and release of the claims asserted in the Actions, at the closing of the merger, each of our outstanding Units (other than those Units owned by Messrs. Nichols and Lavin and their affiliates) will be cancelled and converted automatically into the right to receive, in cash, consideration (such per Unit consideration referred to as the “Merger Consideration”) equal to: (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing settlement consideration of $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the case, as awarded by the Court.

The Merger Consideration is not, however, due or owing under the Settlement Agreement, until, among other things:

•	the Court has finally certified the members of the class;

•
the Court, after holding its final fairness settlement hearing (expected to be held by the Court on April 24, 2014) has entered its Order and Final Judgment approving the material terms of the Settlement Agreement (including the merger) and such judgment shall have become final and non-appealable;

•	the Court has approved various releases among the plaintiffs, class members and defendants (and their affiliates);

•	orders dismissing the Kentucky Action and the Delaware Action with prejudice have become final and are no longer subject to appeal; and

•	the merger has become effective.

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The obligations of the parties to effect the merger pursuant to the Merger Agreement are subject to various conditions. There can be no assurance that the merger or settlement will be consummated on the terms of the Merger Agreement or the Settlement Agreement, if at all.

We do not believe there is any other litigation threatened against us other than routine litigation and other legal proceedings arising out of the ordinary course of business.

ITEM 4 — MINE SAFETY DISCLOSURES

None.

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PART II

ITEM 5 — MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Common Stock Market Prices and Distributions

Beginning December 29, 2004, our Units were listed for trading on the American Stock Exchange under the symbol NLP. Beginning December 1, 2008, our Units ceased trading on the American Stock Exchange and now trade on the NYSE MKT under the symbol NLP. The NYSE MKT is the successor to the American Stock Exchange. The approximate number of record holders of our Units at December 31, 2013 was 2,837.

High and low Unit prices for the period January 1, 2013 through December 31, 2013 were $7.75 to $4.00, respectively. Quarterly distributions are primarily based on current cash balances, cash flow generated by operations and cash reserves needed for future leasing costs, tenant finish costs and capital improvements.

High and low Unit prices for the period January 1, 2012 through December 31, 2012 were $7.29 to $3.00, respectively. Quarterly distributions are primarily based on current cash balances, cash flow generated by operations and cash reserves needed for future leasing costs, tenant finish costs and capital improvements.

The following table sets forth the price range of our Limited Partnership Units on the NYSE MKT and distributions declared for each quarter during the years ended December 31, 2013 and 2012.

	Three Months Ended
	March 31	June 30	September 30	December 31
2013
High	$7.48	$7.35	$7.41	$7.75
Low	$7.03	$6.62	$4.52	$4.00
Distributions declared	$554,764	$554,764	$554,764	$554,763

2012
High	$3.68	$3.66	$5.15	$7.29
Low	$3.10	$3.01	$3.00	$4.85
Distributions declared	$554,764	$554,764	$554,764	$554,763

We have a policy of paying regular distributions, although there is no assurance as to the payment of future distributions because they depend on, among other things, our future earnings, capital requirements and financial condition. In addition, the payment of distributions is subject to the restrictions described in Part II, Item 8, Note 2, Section O, to the financial statements and discussed in Part II, Item 7-Management’s Discussion and Analysis of Financial Condition and Results of Operations.

During the quarterly period ended June 30, 2011, we repurchased and retired 285,486 Limited Partnership Units of NTS Realty at a cost of approximately $1.4 million.

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ITEM 6 — SELECTED FINANCIAL DATA

The following table sets forth our selected financial data for 2013, 2012, 2011, 2010 and 2009. We have derived the consolidated statement of operations and consolidated balance sheet data for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 from our audited financial statements.

SUMMARY OF CONSOLIDATED STATEMENT OF OPERATIONS AND BALANCE SHEET DATA

	Years Ended December 31,
	2013	2012	2011	2010	2009

STATEMENT OF OPERATIONS DATA
REVENUE:
Rental income	$57,263,675	$55,437,445	$52,823,586	$45,997,593	$42,730,803
Tenant reimbursements	1,814,296	1,828,857	1,811,459	1,901,333	1,787,103

Total revenue	59,077,971	57,266,302	54,635,045	47,898,926	44,517,906

EXPENSES:
Operating expenses and operating expenses reimbursed to affiliates	20,427,868	21,886,775	22,089,532	18,208,032	15,572,095
Management fees	3,043,878	2,855,911	2,725,479	2,365,301	2,205,739
Property taxes and insurance	8,124,677	7,557,006	6,735,437	6,043,391	6,494,311
Professional and administrative expenses and professional and administrative expenses reimbursed to affiliates	5,244,447	4,155,593	2,578,381	2,669,501	2,707,216
Depreciation and amortization	16,238,553	17,808,970	18,246,506	17,973,060	17,304,344

Total expenses	53,079,423	54,264,255	52,375,335	47,259,285	44,283,705

OPERATING INCOME	5,998,548	3,002,047	2,259,710	639,641	234,201

Interest and other income	1,635,770	100,238	784,798	240,438	293,462
Interest expense	(13,711,252)	(13,999,712)	(14,145,721)	(12,893,896)	(16,191,885)
Loss on disposal of assets	(117,169)	(230,784)	(186,770)	(233,287)	(207,482)
Loss from investments in joint ventures	(136,834)	(173,430)	(3,163)	(1,407)	-
Loss from investments in tenants in common	(205,479)	(1,663,916)	(1,846,169)	(1,901,809)	(2,137,128)

LOSS FROM CONTINUING OPERATIONS	(6,536,416)	(12,965,557)	(13,137,315)	(14,150,320)	(18,008,832)
Discontinued operations, net	-	-	-	31,039	337,692
Gain on sale of discontinued operations	-	-	-	1,783,282	-

CONSOLIDATED NET LOSS	(6,536,416)	(12,965,557)	(13,137,315)	(12,335,999)	(17,671,140)
Net loss attributable to noncontrolling interests	(627,513)	(943,028)	(1,100,956)	(939,606)	(491,553)

NET LOSS	$(5,908,903)	$(12,022,529)	$(12,036,359)	$(11,396,393)	$(17,179,587)

Distributions declared	$2,219,055	$2,219,055	$2,233,329	$2,276,152	$2,276,152

Distributions declared per limited partnership unit	$0.20	$0.20	$0.20	$0.20	$0.20

BALANCE SHEET DATA (end of year)
Land, buildings and amenities, net	$270,830,835	$285,383,595	$300,235,083	$313,513,669	$296,699,646
Total assets	282,585,470	301,564,379	314,380,710	328,565,643	321,581,865
Mortgages and notes payable	255,807,228	264,772,316	263,584,959	267,870,876	246,088,305

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ITEM 7 — MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This section provides our Management’s Discussion and Analysis of Financial Condition and Results of Operations (‘‘MD&A”).

The following discussion should be read in conjunction with the financial statements and supplementary data appearing in Part II, Item 8.

Going Private Transaction, Merger Agreement and Settlement Agreement

NTS Realty Capital’s board of directors formed a special committee of the board (the “Special Committee”) in September 2012 to consider a proposal we received on August 21, 2012 from Mr. J.D. Nichols, our founder and Chairman, and Mr. Brian Lavin, our President and Chief Executive Officer, to acquire all of our outstanding Units excluding, those Units beneficially owned by them, for $5.25 per Unit, in cash. The Special Committee consisted of the three independent members of NTS Realty Capital’s board of directors - Mark D. Anderson, John P. Daly, and John S. Lenihan. Each member of the Special Committee was determined to be independent of NTS Realty, NTS Realty Capital and Messrs. Nichols and Lavin.

The Special Committee engaged its own legal counsel and financial advisors, and was deliberate in its process, taking approximately four months to analyze and evaluate Messrs. Nichols’ and Lavin’s initial proposal and to negotiate with Messrs. Nichols and Lavin the terms of a proposed merger transaction. Ultimately, these negotiations resulted in an Agreement and Plan of Merger dated December 27, 2012 (the “Original Merger Agreement”) by and among NTS Realty, NTS Realty Capital, NTS Merger Parent, LLC (“Parent”), a Delaware limited liability company controlled by Messrs. Nichols and Lavin, and NTS Merger Sub, LLC (“Merger Sub”), a Delaware limited liability company and wholly-owned subsidiary of Parent, that provided for the payment in cash of $7.50 per Unit, representing a 43% increase in the merger consideration over the initially proposed $5.25 per Unit. The Original Merger Agreement, however, was terminated on October 18, 2013 and, therefore, the merger was not completed.

After announcement of the Original Merger Agreement, in January 2013, various class action lawsuits were filed against us, NTS Realty Capital, Parent, each of the members of NTS Realty Capital’s board of directors and NTS Realty Partners, LLC, including the class action captioned, Stephen J. Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452 (the “Kentucky Action”), pending in Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”) and the class action case pending in the Delaware Court of Chancery under the consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. C.A. No. 8302-VCP (the “Delaware Action” and with the Kentucky Action, the “Actions”). Plaintiffs in the Actions alleged, among other things, that NTS Realty Capital’s board of directors breached fiduciary duties to our Unitholders in connection with the board’s approval of the Original Merger Agreement.

After approximately five months of negotiations among the plaintiffs and defendants in the Actions, on February 4, 2014, the parties agreed to a Stipulation and Agreement of Compromise, Settlement and Release (the “Settlement Agreement”). On February 5, 2014, the Court granted its preliminary approval of the Settlement Agreement. Subject to satisfaction of the conditions set forth in the Settlement Agreement, the Settlement Agreement provides for the full and complete compromise, settlement, release and dismissal of the Actions.

Under the Settlement Agreement, it is expected that:

•
Merger Sub will merge with and into NTS Realty, with NTS Realty being the surviving entity, pursuant to the terms of that certain Agreement and Plan of Merger which was entered into as of February 25, 2014 (the “Merger Agreement”) by and among NTS Realty, NTS Realty Capital, Parent and Merger Sub; and

•
as consideration for the settlement and release of the claims asserted in the Actions, at the closing of the merger, each of our outstanding Units (other than those Units owned by Messrs. Nichols and Lavin and their affiliates) will be cancelled and converted automatically into the right to receive, in cash, consideration (such per Unit consideration referred to as the “Merger Consideration”) equal to: (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing settlement consideration of $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the case, as awarded by the Court.

Immediately prior to the effective time of the merger, the compensation deferred by each non-employee director of NTS Realty Capital and represented by “phantom units” pursuant to the Director Plan will be issued to

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such non-employee director as Units and will be converted automatically into and thereafter represent the right to receive the Merger Consideration. In connection with the foregoing, an aggregate amount of $789,830 is expected to be paid to the non-employee directors of NTS Realty Capital. At the effective time of the merger, the compensation deferred by each officer of NTS Realty Capital and represented by “phantom units” pursuant to the Officer Plan will remain deferred pursuant to the Officer Plan, will not be converted to Units at the effective time of the merger and will remain subject to the terms of the Officer Plan. See Part II, Item 8, Note 14 — Deferred Compensation Plans.

Consummation of the merger is subject to the satisfaction (or waiver) of certain conditions including among others:

•	approval of the Merger Agreement by the holders of a majority of our outstanding Units; and

•	the Court granting its final approval of the Settlement Agreement.

With respect to approval of the Merger Agreement by holders of a majority of our outstanding Units, it is expected that Messrs. Nichols, Lavin and their affiliates, acting by written consent, will vote their Units in favor of the Merger Agreement. Messrs. Nichols, Lavin and their affiliates collectively own approximately 6,865,853 Units, representing approximately 61.9% of our issued and outstanding Units and approximately 59.3% of our aggregate voting power. Accordingly, no other vote of our Unitholders is expected due to this representing over a majority of our outstanding Units.

Pursuant to the terms of the Settlement Agreement, the Settlement Agreement will not be finally approved by the Court until, among other things, the Court has (1) the Court has finally certified the members of the class under the Actions; (2) the Court, after holding of a final fairness settlement hearing (scheduled to be held on April 24, 2014), has entered its Order and Final Judgment approving the material terms of the Settlement Agreement (including finding that the terms and conditions of the Settlement Agreement are fair, reasonable, adequate, and in the best interests of the class) and such order and judgment shall have become final and non-appealable; (3) the Court has approved various releases among the plaintiffs, the class members and the defendants (and their affiliates); (4) orders dismissing the Actions with prejudice have become final and are no longer subject to appeal; and (5) the merger has become effective.

If the merger is completed pursuant to the terms of the Merger Agreement, then all holders of Units (other than Messrs. Nichols and Lavin and their affiliates) will receive, in cash per Unit, the Merger Consideration. As a result of the merger, NLP’s limited partners, other than Messrs. Nichols and Lavin and their affiliates, will no longer have an equity interest in us, our Units will cease to be listed on the NYSE MKT, and the registration of our Units under Section 12 of the Securities Exchange Act of 1934, as amended, will be terminated. As such, the merger transaction is sometimes referred to as a “going private transaction.”

The Merger Agreement may be terminated for various reasons including if the merger is not consummated by September 30, 2014. We expect to satisfy the conditions of the Merger Agreement and the Settlement Agreement during the first half of 2014; however, there can be no assurance that the Merger Agreement and the Settlement Agreement will be consummated on the terms described herein or at all.

Critical Accounting Policies

General

A critical accounting policy is one that would materially affect our operations or financial condition, and requires management to make estimates or judgments in certain circumstances. These judgments often result from the need to make estimates about the effect of matters that are inherently uncertain. Critical accounting policies discussed in this section are not to be confused with accounting principles and methods disclosed in accordance with U.S. generally accepted accounting principles (‘‘GAAP’’). GAAP requires information in financial statements about accounting principles, methods used and disclosures pertaining to significant estimates. The following disclosures discuss judgments known to management pertaining to trends, events or uncertainties which were taken into consideration upon the application of those policies and the likelihood that materially different amounts would be reported upon taking into consideration different conditions and assumptions.

Impairment and Valuation

Financial Accounting Standards Board (‘‘FASB’’) Accounting Standards Codification (“ASC”) Topic 360 Property, Plant, and Equipment specifies circumstances in which certain long-lived assets must be reviewed for impairment. If this review indicates that the carrying amount of an asset exceeds the sum of its expected future cash flows, the asset’s carrying value must be written down to fair value. In determining the value of an investment property and whether the investment property is impaired, management considers several factors such as projected rental and vacancy rates, property operating expenses, capital expenditures, interest rates and recent appraisals when available. The capitalization rate used to determine property valuation is based on, among other factors, the market in which the investment property is located, length of leases, tenant financial strength, the economy in general, demographics, environment, property location, visibility, age and physical condition. All of these factors are considered by management in determining the value of any particular investment property. The value of any

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particular investment property is sensitive to the actual results of any of these factors, either individually or taken as a whole. If the actual results differ from management’s judgment, the valuation could be negatively or positively affected.

Acquisitions

Upon acquisition of wholly-owned properties or joint venture investments that are less than wholly-owned, but which we control or for which we are the primary beneficiary, the assets and liabilities purchased are recorded at their fair market value at the date of the acquisition using the acquisition method in accordance with FASB ASC Topic 805 Business Combinations. We recognize the net tangible and identified intangible assets for each of the properties acquired based on fair values (including land, buildings, tenant improvements, acquired above and below market leases and the origination cost of acquired in-place leases) and acquired liabilities. The intangible assets recorded are amortized over the weighted average lease lives. We identify any above or below market leases or customer relationship intangibles that exist at the acquisition date. We recognize mortgages and other liabilities at fair market value at the date of the acquisition. We utilize an independent appraiser to assess fair value based on estimated cash flow projections for the tangible assets acquired that utilize discount and capitalization rates deemed appropriate and available market information. We expense acquisition costs as incurred. Noncontrolling interests are recorded for the portion of the equity in a subsidiary not attributable to us.

Recognition of Rental Income

Under GAAP, we are required to recognize rental income based on the effective monthly rent for each lease. The effective monthly rent is equal to the average monthly rent during the term of the lease, not the stated rent for any particular month. The process, known as ‘‘straight-lining’’ or ‘‘stepping’’ rent, generally has the effect of increasing rental revenues during the early phases of a lease and decreasing rental revenues in the latter phases of a lease. Due to the impact of “straight-lining” on a historical consolidating basis, cash collected for rent exceeded rental income by approximately $37,000 and $6,000 for the years ended December 31, 2013 and 2012, respectively. Rental income exceeded the cash collected for rent by approximately $0.1 million for the year ended December 31, 2011. If rental income calculated on a straight-line basis exceeds the cash rent due under the lease, the difference is recorded as an increase in deferred rent receivable and included as a component of accounts receivable on the relevant balance sheet. If the cash rent due under the lease exceeds rental income calculated on a straight-line basis, the difference is recorded as a decrease in deferred rent receivable and is recorded as a decrease of accounts receivable on the relevant balance sheet. We defer recognition of contingent rental income, such as percentage or excess rent, until the specified target that triggers the contingent rental income is achieved. We periodically review the collectability of outstanding receivables. Allowances are generally taken for tenants with outstanding balances due for a period greater than sixty days and tenants with outstanding balances due for a period less than sixty days but that we believe are potentially uncollectible.

Recognition of Lease Termination Income

We recognize lease termination income upon receipt of the income. We accrue lease termination income if there is a signed termination agreement, all of the conditions of the agreement have been met and the tenant is no longer occupying the property.

Cost Capitalization and Depreciation Policies

We review all expenditures and capitalize any item exceeding $5,000 deemed to be a capital improvement with an expected useful life greater than one year. Land, buildings and amenities are stated at cost. Costs directly associated with the acquisition, development and construction of a project are capitalized. Depreciation expense is computed using the straight-line method over the estimated useful lives of the assets, which are generally 5-30 years for land improvements, 7-30 years for buildings and improvements and 5-30 years for amenities. Tenant improvements are generally depreciated over the life of the initial or renewal term of the respective tenant lease. Acquired above and below market leases are amortized on a straight-line basis over the life of the related leases as an adjustment to rental income. Acquired in-place lease origination cost is amortized over the life of the lease as a component of amortization expense.

Liquidity and Capital Resources

Our most liquid asset is our cash and equivalents, which consist of cash and short-term investments, but do not include any restricted cash. Operating income generated by the properties is the primary source from which we generate cash. Other sources of cash include the proceeds from our mortgage loans and revolving note payable.

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Our main uses of cash relate to capital expenditures, required payments of mortgages and notes payable, distributions and property taxes.

The components of the consolidated statements of cash flows for the years ended December 31, 2013, 2012 and 2011 are outlined below.

	Years Ended December 31,
	2013	2012	2011
Operating activities	$11,185,000	$7,054,000	$12,305,000
Investing activities	(3,039,000)	(5,704,000)	(7,135,000)
Financing activities	(7,897,000)	(1,274,000)	(4,185,000)

Net increase in cash and equivalents	$249,000	$76,000	$985,000

Cash Flow from Operating Activities

Net cash provided by operating activities increased to approximately $11.2 million compared to approximately $7.1 million for the years ended December 31, 2013 and 2012, respectively. The increase of approximately $4.1 million was primarily due to increased cash provided by results of operations of approximately $3.2 million, decreased cash - restricted of approximately $2.9 million, decreased accounts receivable of approximately $0.4 million and decreased cash used to satisfy other liabilities of approximately $0.4 million. This change was partially offset by decreased cash provided by other assets of approximately $1.1 million primarily for a payment received on a note receivable in 2012 without a similar payment in 2013 and increased cash used to satisfy accounts payable and accounts payable due to affiliates of approximately $1.8 million. The remaining increases and decreases in cash were individually immaterial.

Net cash provided by operating activities decreased to approximately $7.1 million compared to approximately $12.3 million for the years ended December 31, 2012 and 2011, respectively. The decrease of approximately $5.2 million was primarily due to decreased cash provided by other assets of approximately $1.7 million, primarily consisting of a decrease in cash received of approximately $2.0 million for payments of notes receivable issued in 2008 and 2011, partially offset by a decrease in cash used to satisfy prepaid expenses and prepaid insurance of approximately $0.3 million. The decrease in net cash provided was also due to increased cash used to satisfy accounts payable and accounts payable due to affiliates of approximately $1.6 million, increased restricted cash of approximately $1.5 million and decreased cash provided by results of operations of approximately $0.4 million. The remaining increases and decreases in cash were individually immaterial.

Cash Flow from Investing Activities

Net cash used in investing activities decreased to approximately $3.0 million compared to approximately $5.7 million for the years ended December 31, 2013 and 2012, respectively. The decrease of approximately $2.7 million was primarily due to decreased cash used to invest in our joint ventures with an unaffiliated third party of approximately $1.9 million and decreased cash used for additions to land, buildings and amenities of approximately $1.4 million. This change was partially offset by increased cash contributed to our tenants in common investments of approximately $0.6 million. The remaining increases and decreases in cash were individually immaterial.

Net cash used in investing activities decreased to approximately $5.7 million compared to approximately $7.1 million for the years ended December 31, 2012 and 2011, respectively. The decrease of approximately $1.4 million was primarily due decreased cash used for additions to land, buildings and amenities of approximately $1.7 million, partially offset by increased cash used to invest in our joint ventures with an unaffiliated third party of approximately $0.3 million. The remaining increases and decreases in cash were individually immaterial.

Cash Flow from Financing Activities

Net cash used in financing activities increased to approximately $7.9 million compared to approximately $1.3 million for the years ended December 31, 2013 and 2012, respectively. The increase of approximately $6.6 million was primarily due to increased cash used to repay our revolving note payable, net of receipts, of approximately $3.9 million in 2013, decreased cash provided by our revolving note payable of approximately $5.1 million in 2012 and increased cash used for principal payments on our mortgages payable of approximately $1.0 million. This was partially offset by a distribution received from our unaffiliated third party joint ventures of approximately $3.4 million in 2013 without a similar distribution in 2012. The remaining increases and decreases in cash were individually immaterial.

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Net cash used in financing activities decreased to approximately $1.3 million compared to approximately $4.2 million for the years ended December 31, 2012 and 2011, respectively. The decrease of approximately $2.9 million was primarily due to decreased principal payments on our mortgages payable of approximately $23.7 million, increased cash provided by our revolving note payable, net of receipts, of approximately $6.4 million, decreased cash used to retire Limited Partnership Units of approximately $1.4 million and decreased cash used for loan costs of approximately $0.5 million. The decrease in net cash used was partially offset by decreased proceeds from our mortgages payable of approximately $24.7 million, decreased cash provided by contributions from noncontrolling interest holders of approximately $4.2 million and increased cash used for distributions to noncontrolling interest holders of approximately $0.2 million. The remaining increases and decreases in cash were individually immaterial.

Future Liquidity

Our future liquidity depends significantly on our properties’ occupancy remaining at a level which allows us to make debt payments and have adequate working capital, currently and in the future. If occupancy were to fall below that level and remain at or below that level for a significant period of time, our ability to make payments due under our debt agreements and to continue paying daily operational costs would be materially impaired. In the next twelve months, we intend to operate the properties in a similar manner to their operation in recent years. Cash reserves, which consist of unrestricted cash as shown on our consolidated balance sheet, were approximately $1.5 million as of December 31, 2013.

We expect to meet our short-term liquidity requirements for normal operating expenses from cash generated by operations. In addition, we anticipate generating proceeds from borrowing activities, property sales and/or equity offerings to provide funds for payment of certain debts and obligations. We expect to incur capital costs related to leasing space and making improvements to properties and expect to meet these obligations with the use of funds held in escrow by lenders, proceeds from property sales and/or borrowing activities.

We have approximately $34.1 million of consolidated and unconsolidated secured debt maturing during the next 12 months. We intend to seek a renewal of our expiring $10.0 million revolving note payable to a bank and refinance our $10.5 million mortgage payable that matures in the next twelve months, but can offer no assurance that we will be successful in doing so, or that favorable terms can be obtained. As of December 31, 2013, our availability to draw on our revolving note payable was approximately $5.6 million. The result of higher interest rates would have a negative impact on our results of operations and ability to pay distributions. Further, as part of any refinancing, we may be required to pledge additional assets as collateral and may not be able to achieve the same loan to value ratios on our secured indebtedness. If we are unable to refinance this debt for any reason, we must either pay the remaining balance or borrow additional money to pay off the maturing loan. We may not, however, be able to obtain a new loan, or the terms of the new loan, such as the interest rate or payment schedule, may not be as favorable as the terms of the maturing loan. Additionally, due to the amount of available cash on hand, expected cash generated by operating activities and funds available to us from existing sources of borrowings, there can be no assurance as to our ability to obtain funds necessary to repay the amounts due during the next 12 months. Thus, we may be forced to sell a property at an unfavorable price to pay off the maturing loan or agree to less favorable loan terms.

We made quarterly distributions of $0.05 per unit to our limited partners of record on April 12, 2013, July 12, 2013, October 11, 2013, and January 15, 2014, respectively. We pay distributions, if and when authorized by our managing general partner, using proceeds from advances drawn on our revolving note payable to a bank. We have a revolving note payable that is used as a source of operating working capital. Each time we have previously paid a distribution, the funds were drawn from our revolving note payable.

Pursuant to leasing agreements signed by December 31, 2013, we are obligated to incur expenditures of approximately $0.1 million on our wholly-owned properties funded by borrowings on our debt during the next twelve months, primarily for renovations and tenant origination costs necessary to continue leasing our properties. We are obligated to incur expenditures of approximately $0.3 million on our unconsolidated joint venture properties pursuant to our 49% ownership interest funded by borrowings on our debt during the next twelve months, primarily for renovations and tenant origination costs necessary to continue leasing our properties. We expect to fund these expenditures by cash on hand, cash generated by operations or borrowings on our debt during the next twelve months. This discussion of future liquidity details our material commitments. We anticipate repaying, seeking renewal of or refinancing our revolving note payable coming due in the next twelve months.

As of October 31, 2012, we entered into a joint venture investment agreement with an unaffiliated third party to invest in a commercial office building totaling approximately 125,000 square feet at 700 North Hurstbourne

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Parkway on the ShelbyHurst property in Louisville, Kentucky, adjacent to our 600 North Hurstbourne property. The building is being developed by our affiliate, NTS Development Company, with construction expected to be completed in 2014. The building will be managed by an affiliate of NTS Development Company. We are obligated to contribute approximately $2.6 million for a 49% ownership interest. We intend to fund our share of this investment with cash on hand, cash from operations or borrowing on new or existing debt. At December 31, 2013, we have funded approximately $0.6 million of this commitment. The joint venture has entered into a $16.5 million construction financing agreement with a bank. We are a guarantor under this agreement and are proportionately liable for this obligation, limited to our 49% ownership interest. The joint venture expects to invest a total of approximately $22.0 million in the construction of the building and completion of tenant space.

The above discussion concerning our future liquidity assumes that the merger will not be completed.

In connection with the going private transaction, it is expected that the funds necessary to consummate the merger pursuant to the Merger Agreement will be approximately $41.7 million, consisting of the payment of aggregate Merger Consideration as well as certain transaction fees and expenses. At or prior to the effective time of the merger, Parent and Merger Sub, or their affiliates, will deposit with Wells Fargo Shareowner Services, as paying agent, the funds necessary to pay the aggregate Merger Consideration. The paying agent will hold such consideration in trust pending disbursement as provided in the Merger Agreement.

The obligations of Parent and Merger Sub to consummate the merger are not subject to any financing conditions or contingencies. Parent and Merger Sub expect that the funds necessary to consummate the merger and related transactions will be funded from a variety of sources, including available cash and various debt financings.

It is expected that up to $4 million, in cash, will be available from Messrs. Nichols and Lavin (or their affiliates). Additionally, it is expected that approximately $6 to $10 million will be available as a result of NTS Realty increasing the maximum availability under its existing line of credit from $10 million to $16 million on substantially the same terms as currently provided to NTS Realty under the existing line of credit. The exact amount of funds that may be drawn on the line of credit to pay Merger Consideration will depend upon the amount of loans outstanding under the increased line of credit at the time the Merger Consideration is to be delivered to the paying agent. NTS Realty has not received a written commitment from the bank to increase the availability under the line of credit.

Further, it is expected that certain NTS Realty properties will be refinanced or further leveraged by loans from various lenders. It is expected that these loans will provide up to $36 million in available cash. The loans will be collateralized by mortgages on the respective properties. The anticipated term of such loans is expected to be no less than seven years, and it is expected that the loans will be provided at rates of interest ranging from 4.2% to 5.75% per annum with 30-year amortization schedules. Additionally, in connection with these loans, it is anticipated that Mr. Nichols may be required to issue certain personal guarantees pursuant to which Mr. Nichols would guaranty losses (if any) incurred by the lender(s) as a result of NTS Realty’s failure to perform certain covenants expected to be contained in the loan agreements. Under such guarantees, in the event of an occurrence of certain covenant breaches, Mr. Nichols could be liable for the full value of the loan.

At the time of filing this Form 10-K, there are no written commitments or definitive loan documents evidencing any of the above financings. Accordingly, actual terms of any financings may differ from those described above. In additional, Parent, Merger Sub or their affiliates may obtain financing from different sources in amounts and on terms that may vary from those described herein.

Property Transactions

Acquisitions

During the years ended December 31, 2013, 2012 and 2011, we did not acquire any properties.

Dispositions

During the years ended December 31, 2013, 2012 and 2011 we did not dispose of any properties.

We may engage in transactions structured as “like-kind exchanges” of property to obtain favorable tax treatment under Section 1031 of the Internal Revenue Code. If we are able to structure an exchange of properties as a “like-kind exchange,” then any gain we realize from the exchange would not be recognized for federal income tax purposes. The test for determining whether exchanged properties are of “like-kind” is whether the properties are of the same nature or character.

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RESULTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013 AS COMPARED TO DECEMBER 31, 2012
AS COMPARED TO DECEMBER 31, 2011

This section includes our actual results of operations for the years ended December 31, 2013, 2012 and 2011. As of December 31, 2013, we owned wholly, as a tenant in common with unaffiliated third parties or through joint venture investments with both affiliated and unaffiliated third parties, 24 properties, comprised of 15 multifamily properties, 7 commercial properties and 2 retail properties. We generate substantially all of our operating income from property operations.

Net loss for the three years ended December 31, 2013, 2012 and 2011 was approximately $5.9 million, $12.0 million and $12.0 million, respectively. The change in net loss for the year ended December 31, 2013 as compared to 2012 was primarily due to a $4.0 million increase in operating income across the multifamily segment, a $1.5 million increase in interest and other income across the multifamily segment primarily from a non-recurring settlement received in 2013 for landscaping and tree damage and a $0.4 million decrease in deferred compensation expense. In addition, there was a $1.5 million increase in income from investments in tenants in common primarily from a $0.8 million non-recurring settlement received in 2013 for landscaping and tree damage and a $0.6 million increase in operating income across the tenants in common properties. This was partially offset by an increase in legal and professional fees primarily related to ongoing litigation of approximately $1.4 million. There were no other material offsetting changes in net loss for the years ended December 31, 2013 and 2012. There was no change in net loss for the year ended December 31, 2012 as compared to 2011. There was a $2.3 million increase in operating income across the multifamily segment, a $0.2 million decrease in net loss from our investments in tenants in common and a $0.2 million decrease in interest expense. This was partially offset by a $1.6 million increase in professional and administrative expenses and professional and administrative expenses reimbursed to affiliates, a $0.7 million decrease in interest and other income, a $0.2 million increase in net loss from our investments in joint ventures and a $0.2 million decrease in net loss attributable to noncontrolling interests. There were no other material offsetting changes in net loss for the years ended December 31, 2012 and 2011.

Rental Income and Tenant Reimbursements

Rental income and tenant reimbursements for the years ended December 31, 2013 and 2012 were approximately $59.1 million and $57.3 million, respectively. The increase of $1.8 million, or 3%, was primarily the result of a $1.8 million increase in rental income across the multifamily segment primarily related to an increase in the average monthly unit rental to $1,071 from $1,032 for the years ended December 31, 2013 and 2012, respectively. There were no other material offsetting changes in rental income and tenant reimbursements for the years ended December 31, 2013 and 2012.

Rental income and tenant reimbursements for the years ended December 31, 2012 and 2011 were approximately $57.3 million and $54.6 million, respectively. The increase of $2.7 million, or 5%, was primarily the result of a $2.8 million increase in rental income across the multifamily segment primarily related to an increase in the average monthly unit rental to $1,032 from $974 for the years ended December 31, 2012 and 2011, respectively. The increase was partially offset by a $0.1 million decrease in rental income and tenant reimbursements across the commercial segment primarily related to a decrease in average occupancy to 79% from 81% for the years ended December 31, 2012 and 2011, respectively. There were no other material offsetting changes in rental income and tenant reimbursements for the years ended December 31, 2012 and 2011.

Operating Expenses and Operating Expenses Reimbursed to Affiliates

Operating expenses for the years ended December 31, 2013 and 2012 were approximately $14.1 million and $15.7 million, respectively. The decrease of $1.6 million, or 10%, was primarily the result of a $1.3 million decrease in operating expenses across the multifamily segment primarily related to less repairs and decreased maintenance expense and a $0.2 million decrease in operating expenses across the commercial segment primarily related to less repairs and decreased maintenance expense. There were no other material offsetting changes in operating expenses for the years ended December 31, 2013 and 2012.

Operating expenses for the years ended December 31, 2012 and 2011 were approximately $15.7 million and $16.1 million, respectively. The decrease of $0.4 million, or 2%, was primarily the result of a $0.2 million decrease in operating expenses across the commercial segment primarily related to less parking lot repair expense and a $0.2 million decrease in operating expenses across the multifamily segment primarily related to less repairs and maintenance expense. There were no other material offsetting changes in operating expenses for the years ended December 31, 2012 and 2011.

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Operating expenses reimbursed to affiliates for the years ended December 31, 2013 and 2012 were approximately $6.3 million and $6.2 million, respectively. The increase of $0.1 million, or 2%, was primarily the result of a $0.1 million increase in operating expenses reimbursed to affiliates across the multifamily segment. There were no other material offsetting changes in operating expenses reimbursed to affiliates for the years ended December 31, 2013 and 2012.

Operating expenses reimbursed to affiliates for the years ended December 31, 2012 and 2011 were approximately $6.2 million and $6.0 million, respectively. The increase of $0.2 million, or 3%, was primarily the result of a $0.2 million increase in operating expenses reimbursed to affiliates across the multifamily segment. There were no other material offsetting changes in operating expenses reimbursed to affiliates for the years ended December 31, 2012 and 2011.

We do not have any employees. Pursuant to our various management agreements, NTS Development employs the individuals who provide services necessary to operate our properties and conduct our business. NTS Development provides employees that may also perform services for other properties and business enterprises. In the situation where a particular employee benefits multiple operations, the employee’s cost is proportionately charged out to the entity receiving the services. We only reimburse charges from NTS Development for actual costs of employee services incurred for our benefit. Many business enterprises employ individuals serving on their behalf and record their associated employment costs as salaries, employment taxes and benefits in their respective statements of operations. The cost of services provided to us by NTS Development’s employees are classified in our consolidated statements of operations as operating expenses reimbursed to affiliates. The services provided by others are classified as operating expenses.

Operating expenses reimbursed to affiliates are for services performed by employees of NTS Development, an affiliate of our general partner. These employee services include property management, leasing, maintenance, security and other services necessary to manage and operate our business.

Operating expenses reimbursed to affiliates consisted approximately of the following:

	Years Ended December 31,
	2013	2012	2011
Property	$4,339,000	$4,145,000	$3,997,000
Multifamily leasing	778,000	811,000	776,000
Administrative	1,087,000	1,125,000	1,045,000
Other	76,000	151,000	216,000

Total	$6,280,000	$6,232,000	$6,034,000

Management Fees

Management fees for the years ended December 31, 2013 and 2012 were approximately $3.0 million and $2.9 million, respectively. The increase of $0.1 million, or 3%, was primarily the result of an increase in management fees across the multifamily segment primarily due to increased rental income and other income from a non-recurring settlement received in 2013 for landscaping and tree damage. There were no other material offsetting changes in management fees for the years ended December 31, 2013 and 2012.

Management fees for the years ended December 31, 2012 and 2011 were approximately $2.9 million and $2.7 million, respectively. The increase of $0.2 million, or 7%, was primarily the result of an increase in management fees across the multifamily segment primarily related to increased rental income. There were no other material offsetting changes in management fees for the years ended December 31, 2012 and 2011.

Pursuant to our various management agreements, NTS Development Company and/or its affiliate, NTS Management Company, (collectively referred to as “NTS Development”), receives property management fees equal to 5% of the gross collected revenue from our properties. This includes our wholly-owned properties, our consolidated and unconsolidated joint venture properties and properties owned by our eight wholly-owned subsidiaries financed through Federal Home Loan Mortgages Corporation, or FHLMC. NTS Development receives property management fees from our unconsolidated properties owned as a tenant in common with unaffiliated third parties equal to 3.5% of their gross collected revenue under separate management agreements. We are the beneficiary of a preferential ownership interest, disproportionately greater than our initial cash investment in each property owned as a tenant in common with an unaffiliated third party. NTS Development has agreed to accept a

36

lower management fee for the properties we own as a tenant in common with unaffiliated third parties in exchange for a larger potential disposition fee. Disposition fees of up to 6% of the gross sales price may be paid to NTS Development for the sale of one of our properties owned as a tenant in common with an unaffiliated third party. Management fees are calculated as a percentage of cash collections and are recorded on the accrual basis. As a result, the fluctuations in revenue between years will differ from the fluctuations of management fee expense.

Property Taxes and Insurance

Property taxes and insurance for the years ended December 31, 2013 and 2012 were approximately $8.1 million and $7.6 million, respectively. The increase of $0.5 million, or 7%, was primarily the result of increases of approximately $0.4 million and $0.1 million in property taxes and insurance across the multifamily and commercial segments, respectively. There were no other material offsetting changes in property taxes and insurance for the years ended December 31, 2013 and 2012.

Property taxes and insurance for the years ended December 31, 2012 and 2011 were approximately $7.6 million and $6.7 million, respectively. The increase of $0.9 million, or 13%, was primarily due to an increase of $0.8 million in property taxes across the multifamily segment. There were no other material offsetting changes in property taxes and insurance for the years ended December 31, 2012 and 2011.

Professional and Administrative Expenses and Professional and Administrative Expenses Reimbursed to Affiliates

Professional and administrative expenses for the years ended December 31, 2013 and 2012 were approximately $3.3 million and $2.3 million, respectively. The increase of $1.0 million, or 43%, was primarily the result of increased legal and professional fees primarily due to ongoing litigation, which was partially offset by decreased deferred compensation expense due to decreased unit prices in 2013. There were no other material offsetting changes in professional and administrative expenses for the years ended December 31, 2013 and 2012.

Professional and administrative expenses for the years ended December 31, 2012 and 2011 were approximately $2.3 million and $0.9 million, respectively. The increase of $1.4 million was primarily the result of increased legal and professional fees primarily due to the going private proposal and increased deferred compensation expense primarily due to increased unit prices. There were no other material offsetting changes in professional and administrative expenses for the years ended December 31, 2012 and 2011.

Professional and administrative expenses reimbursed to affiliates for the years ended December 31, 2013 and 2012 were approximately $2.0 million and $1.9 million, respectively. The increase of $0.1 million, or 5%, was primarily due to increased personnel cost and compensation reimbursed to NTS Development Company. There were no other material offsetting changes in professional and administrative expenses reimbursed to affiliates for the years ended December 31, 2013 and 2012.

Professional and administrative expenses reimbursed to affiliates for the years ended December 31, 2012 and 2011 were approximately $1.9 million and $1.6 million, respectively. The increase of $0.3 million, or 19%, was primarily due to increased personnel cost and compensation reimbursed to NTS Development Company. There were no material offsetting changes in professional and administrative expenses reimbursed to affiliates for the years ended December 31, 2012 and 2011.

We do not have any employees. Pursuant to our various management agreements, NTS Development employs the individuals who provide services necessary to operate our properties and conduct our business. NTS Development provides employees that may also perform services for other properties and business enterprises. In the situation where a particular employee benefits multiple operations, the employee’s cost is proportionately charged out to the entity receiving the services. We only reimburse charges from NTS Development for actual costs of employee services incurred for our benefit. Many business enterprises employ individuals serving on their behalf and record their associated employment costs as salaries, employment taxes and benefits in their respective statements of operations. The cost of services provided to us by NTS Development’s employees are classified in our consolidated statements of operations as professional and administrative expenses reimbursed to affiliates. The services provided by others are classified as professional and administrative expenses.

Professional and administrative expenses reimbursed to affiliates are for the services performed by employees of NTS Development, an affiliate of our general partner. These employee services include legal, financial and other services necessary to manage and operate our business.

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Professional and administrative expenses reimbursed to affiliates consisted approximately of the following:

	Years Ended December 31,
	2013	2012	2011
Finance	$537,000	$495,000	$411,000
Accounting	759,000	763,000	724,000
Investor relations	347,000	327,000	266,000
Human resources	20,000	23,000	21,000
Overhead	290,000	262,000	216,000

Total	$1,953,000	$1,870,000	$1,638,000

Depreciation and Amortization

Depreciation and amortization for the years ended December 31, 2013 and 2012 was approximately $16.2 million and $17.8 million, respectively. The decrease of $1.6 million, or 9%, was primarily the result of decreases of approximately $1.5 million and $0.1 million in depreciation and amortization across the multifamily and commercial segments, respectively. There were no other material offsetting changes in depreciation and amortization for the years ended December 31, 2013 and 2012.

Depreciation and amortization for the years ended December 31, 2012 and 2011 was approximately $17.8 million and $18.2 million, respectively. The decrease of $0.4 million, or 2%, was primarily due to a decrease in depreciation and amortization of approximately $0.5 million spread across the multifamily segment partially offset by an increase in depreciation and amortization of approximately $0.1 million spread across the commercial segment. There were no other material offsetting changes in depreciation and amortization for the years ended December 31, 2012 and 2011.

Interest and Other Income

Interest and other income for the years ended December 31, 2013 and 2012 was approximately $1.6 million and $0.1 million, respectively. The increase of $1.5 million was primarily due to an approximately $1.6 million non-recurring settlement received in 2013 for landscaping and tree damage. There were no other material offsetting changes in interest and other income for the years ended December 31, 2013 and 2012.

Interest and other income for the years ended December 31, 2012 and 2011 was approximately $0.1 million and $0.8 million, respectively. The decrease of $0.7 million, or 88%, was primarily the result of a decrease in interest income earned on our notes receivable. There were no other material offsetting changes in interest and other income for the years ended December 31, 2012 and 2011.

Interest Expense

Interest expense for the years ended December 31, 2013 and 2012 was approximately $13.7 million and $14.0 million, respectively. The decrease of $0.3 million, or 2%, was primarily the result of a decrease in interest expense in our multifamily segment. There were no other material offsetting changes in interest expense for the years ended December 31, 2013 and 2012.

Interest expense for the years ended December 31, 2012 and 2011 was approximately $14.0 million and $14.1 million, respectively. The decrease of $0.1 million, or 1%, was primarily the result of a decrease in interest expense in our multifamily segment. There were no other material offsetting changes in interest expense for the years ended December 31, 2012 and 2011.

Loss on Disposal of Assets

The loss on disposal of assets for the years ended December 31, 2013, 2012 and 2011 can be attributed to assets that were not fully depreciated at the time of replacement primarily across the multifamily and commercial segments.

Loss From Investments in Joint Ventures

Loss from investments in joint ventures for the years ended December 31, 2013, 2012 and 2011 includes net operating losses attributable to our investments in joint ventures with an unaffiliated third party. The properties

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are 600 North Hurstbourne and 700 North Hurstbourne. We anticipate construction on 700 North Hurstbourne to be completed in 2014. There were no other material offsetting changes in loss from investments in joint ventures for the years ended December 31, 2013, 2012 and 2011.

Loss From Investments in Tenants in Common

Loss from investments in tenants in common for the years ended December 31, 2013, 2012 and 2011 includes net operating losses attributable to our investments in tenants in common with unaffiliated third parties. The properties are The Overlook at St. Thomas Apartments and Creek’s Edge at Stony Point Apartments.

Loss from investments in tenants in common for the years ended December 31, 2013 and 2012 was approximately $0.2 million and $1.7 million, respectively. The decrease of $1.5 million, or 88%, was primarily due to an approximately $0.8 million non-recurring settlement received in 2013 for landscaping and tree damage and an approximately $0.6 million increase in operating income. There were no other material offsetting changes in loss from investments in tenants in common for the years ended December 31, 2013 and 2012. Loss from investments in tenants in common for the years ended December 31, 2012 and 2011 was approximately $1.7 million and $1.8 million, respectively. The decrease of $0.1 million, or 6%, was primarily due to an approximately $0.2 million increase in operating income. There were no other material offsetting changes in loss from investments in tenants in common for the years ended December 31, 2012 and 2011.

The continuing net losses of The Overlook at St. Thomas Apartments reduced our investment to zero. Subsequent to our investment being reduced to zero, we recognized losses in excess of our investments and recorded the resulting liability on our consolidated balance sheets at December 31, 2013 and 2012. The continuing net losses of Creek’s Edge at Stony Point Apartments reduced our investment to zero at December 31, 2012. Subsequent to our investment being reduced to zero, we recognized losses in excess of our investments and recorded the resulting liability on our consolidated balance sheet at December 31, 2012. During the year ended December 31, 2013, we made a capital contribution to Creek’s Edge at Stony Point Apartments and recorded the resulting asset balance on our consolidated balance sheet at December 31, 2013.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that are reasonably likely to have a current or future material effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Impact of Inflation

Most of our commercial and retail tenant leases require payment of their share of a building’s operating expenses. Certain commercial and retail tenant leases are subject to a floor or cap on their share of controllable operation expenses. These factors limit the impact of inflation on our operations.

Contractual Obligations and Commercial Commitments

The following table represents our obligations and commitments to make future payments as of December 31, 2013, under contracts, such as debt and lease agreements, including principal and interest, and under contingent commitments, such as debt guarantees.

	Payment Due by Period
	Total	Within One Year	One-Three Years	Three-Five Years	After Five Years
Contractual Obligations
Mortgages and notes payable	$318,126,702	$51,022,013	$52,387,481	$73,179,791	$141,537,417
Capital lease obligations	-	-	-	-	-
Operating leases (1)	-	-	-	-	-
Other long-term obligations (2)	-	-	-	-	-

Total contractual cash obligations	$318,126,702	$51,022,013	$52,387,481	$73,179,791	$141,537,417

(1)	We are party to numerous small operating leases for office equipment such as copiers, postage machines and fax machines, which represent an insignificant obligation.
(2)	We are party to several annual maintenance agreements with vendors for such items as outdoor maintenance, pool service and security systems, which represent an insignificant obligation.

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ITEM 7A — QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our primary market risk exposure with regard to financial instruments is expected to be our exposure to changes in interest rates. We have financed substantially all of our debt with instruments which bear interest at a fixed rate, with the exception of approximately $46.7 million at variable rates. We anticipate that a hypothetical 100 basis point increase in interest rates would increase interest expense on our variable rate debt by approximately $0.5 million annually. The average variable interest rate at December 31, 2013 was 3.4%.

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ITEM 8 — CONSOLIDATED FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

Board of Directors
NTS Realty Capital, Inc., Managing General Partner of
NTS Realty Holdings Limited Partnership
Louisville, KY

We have audited the accompanying consolidated balance sheets of NTS Realty Holdings Limited Partnership (Partnership) as of December 31, 2013 and 2012, and the related consolidated statements of operations, equity and cash flows for each of the years in the three-year period ended December 31, 2013. The Partnership’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing auditing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits also included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ BKD, LLP
Louisville, Kentucky
March 14, 2014

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NTS REALTY HOLDINGS LIMITED PARTNERSHIP
Consolidated Balance Sheets as of December 31, 2013 and 2012

	2013	2012
ASSETS:
Cash and equivalents	$1,490,010	$1,240,818
Cash and equivalents — restricted	2,703,961	4,021,586
Accounts receivable, net of allowance for doubtful accounts of $153,736 and $81,163 at December 31, 2013 and 2012, respectively	1,437,412	1,770,696
Land, buildings and amenities, net	270,830,835	285,383,595
Investments in and advances to joint ventures	2,110,320	4,977,948
Investments in and advances to tenants in common	165,255	-
Other assets	3,847,677	4,169,736

Total assets	$282,585,470	$301,564,379

LIABILITIES:
Mortgages and notes payable	$255,807,228	$264,772,316
Accounts payable and accrued expenses	3,480,253	4,931,794
Accounts payable and accrued expenses due to affiliates	357,312	336,688
Distributions payable	554,764	554,764
Security deposits	992,378	932,978
Other liabilities	4,868,424	4,399,016
Investments in and advances to tenants in common	1,856,682	1,806,948

Total liabilities	267,917,041	277,734,504

COMMITMENTS AND CONTINGENCIES (NOTE 10)

EQUITY:
Partners’ equity	9,965,884	18,093,842
Noncontrolling interests	4,702,545	5,736,033

Total equity	14,668,429	23,829,875

Total liabilities and equity	$282,585,470	$301,564,379

The accompanying notes to consolidated financial statements are an integral part of these statements.

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NTS REALTY HOLDINGS LIMITED PARTNERSHIP
Consolidated Statements of Operations for the Years Ended December 31, 2013, 2012 and 2011

	2013	2012	2011
REVENUE:
Rental income	$57,263,675	$55,437,445	$52,823,586
Tenant reimbursements	1,814,296	1,828,857	1,811,459

Total revenue	59,077,971	57,266,302	54,635,045

EXPENSES:
Operating expenses	14,147,459	15,654,982	16,055,315
Operating expenses reimbursed to affiliates	6,280,409	6,231,793	6,034,217
Management fees	3,043,878	2,855,911	2,725,479
Property taxes and insurance	8,124,677	7,557,006	6,735,437
Professional and administrative expenses	3,291,783	2,286,045	940,562
Professional and administrative expenses reimbursed to affiliates	1,952,664	1,869,548	1,637,819
Depreciation and amortization	16,238,553	17,808,970	18,246,506

Total expenses	53,079,423	54,264,255	52,375,335

OPERATING INCOME	5,998,548	3,002,047	2,259,710

Interest and other income	1,635,770	100,238	784,798
Interest expense	(13,711,252)	(13,999,712)	(14,145,721)
Loss on disposal of assets	(117,169)	(230,784)	(186,770)
Loss from investments in joint ventures	(136,834)	(173,430)	(3,163)
Loss from investments in tenants in common	(205,479)	(1,663,916)	(1,846,169)

CONSOLIDATED NET LOSS	(6,536,416)	(12,965,557)	(13,137,315)
Net loss attributable to noncontrolling interests	(627,513)	(943,028)	(1,100,956)

NET LOSS	$(5,908,903)	$(12,022,529)	$(12,036,359)

Loss allocated to limited partners	$(6,115,497)	$(12,130,628)	$(12,299,867)
Net loss attributable to noncontrolling interests allocated to limited partners	(587,104)	(882,301)	(1,030,542)

NET LOSS ALLOCATED TO LIMITED PARTNERS	$(5,528,393)	$(11,248,327)	$(11,269,325)

Loss per limited partnership unit	$(0.59)	$(1.17)	$(1.17)
Net loss attributable to noncontrolling interests per limited partnership unit	(0.06)	(0.09)	(0.10)

NET LOSS PER LIMITED PARTNERSHIP UNIT	$(0.53)	$(1.08)	$(1.07)

Weighted average number of limited partners’ interests	10,380,783	10,380,783	10,493,413

The accompanying notes to consolidated financial statements are an integral part of these statements.

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NTS REALTY HOLDINGS LIMITED PARTNERSHIP
Consolidated Statements of Cash Flows for the Years Ended December 31, 2013, 2012 and 2011

	2013	2012	2011
OPERATING ACTIVITIES:
Consolidated net loss	$(6,536,416)	$(12,965,557)	$(13,137,315)
Adjustments to reconcile consolidated net loss to net cash provided by operating activities:
Loss on disposal of assets	117,169	230,784	186,770
Depreciation and amortization	16,943,888	18,533,229	19,131,922
Loss from investments in joint ventures	136,834	173,430	3,163
Loss from investments in tenants in common	205,479	1,663,916	1,846,169
Changes in assets and liabilities:
Cash and equivalents — restricted	1,317,625	(1,599,978)	(149,010)
Accounts receivable	333,284	(58,306)	(153,403)
Other assets	(431,247)	635,004	2,376,553
Accounts payable and accrued expenses	(1,451,541)	356,292	1,856,590
Accounts payable and accrued expenses due to affiliates	20,624	(36,246)	72,122
Security deposits	59,400	(3,826)	24,988
Other liabilities	469,408	125,559	246,708

Net cash provided by operating activities	11,184,507	7,054,301	12,305,257

INVESTING ACTIVITIES:
Additions to land, buildings and amenities	(1,727,320)	(3,147,423)	(4,829,961)
Investments in joint ventures	(699,206)	(2,556,499)	(2,305,449)
Investments in tenants in common	(612,000)	-	-

Net cash used in investing activities	(3,038,526)	(5,703,922)	(7,135,410)

FINANCING ACTIVITIES:
Contributions from noncontrolling interest holders	-	-	4,216,750
Distributions to noncontrolling interest holders	(405,975)	(398,000)	(245,000)
Distributions from joint ventures	3,430,000	-	-
Distributions from tenants in common	291,000	180,000	240,000
Retirement of Limited Partnership Units	-	-	(1,356,059)
Proceeds from mortgages payable	-	105,951	24,805,960
Revolving notes payable, net	(3,859,097)	5,142,083	(1,300,017)
Principal payments on mortgages payable	(4,505,991)	(4,060,677)	(3,291,860)
Additional payments on mortgages payable	(600,000)	-	(24,500,000)
Additions to loan costs	(27,671)	(25,000)	(506,934)
Cash distributions	(2,219,055)	(2,219,055)	(2,247,603)

Net cash used in financing activities	(7,896,789)	(1,274,698)	(4,184,763)

NET INCREASE IN CASH AND EQUIVALENTS	249,192	75,681	985,084

CASH AND EQUIVALENTS, beginning of year	1,240,818	1,165,137	180,053

CASH AND EQUIVALENTS, end of year	$1,490,010	$1,240,818	$1,165,137

Interest paid	$13,380,805	$13,647,833	$13,566,892

The accompanying notes to consolidated financial statements are an integral part of these statements.

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NTS REALTY HOLDINGS LIMITED PARTNERSHIP
Consolidated Statements of Equity (1) for the Years Ended December 31, 2013, 2012 and 2011

	General Partner Interests	Limited Partners’ Interests	General Partner	Limited Partners	Noncontrolling Interests	Total
EQUITY:

Balances on January 1, 2011	714,491	10,666,269	$3,010,673	$44,950,500	$4,206,267	$52,167,440

Net loss	-	-	(767,034)	(11,269,325)	(1,100,956)	(13,137,315)

Retirement of Limited Partnership Units	-	(285,486)	-	(1,356,059)	-	(1,356,059)

Distributions declared	-	-	(142,898)	(2,090,431)	-	(2,233,329)

Contributions/distributions, net from noncontrolling interests	-	-	-	-	3,971,750	3,971,750

Balances on December 31, 2011	714,491	10,380,783	$2,100,741	$30,234,685	$7,077,061	$39,412,487

Net loss	-	-	(774,202)	(11,248,327)	(943,028)	(12,965,557)

Distributions declared	-	-	(142,898)	(2,076,157)	-	(2,219,055)

Contributions/distributions, net from noncontrolling interests	-	-	-	-	(398,000)	(398,000)

Balances on December 31, 2012	714,491	10,380,783	$1,183,641	$16,910,201	$5,736,033	$23,829,875

Net loss	-	-	(380,510)	(5,528,393)	(627,513)	(6,536,416)

Distributions declared	-	-	(142,898)	(2,076,157)	-	(2,219,055)

Contributions/distributions, net from noncontrolling interests	-	-	-	-	(405,975)	(405,975)

Balances on December 31, 2013	714,491	10,380,783	$660,233	$9,305,651	$4,702,545	$14,668,429

(1)
For the periods presented, there are no material elements of other comprehensive income as defined by the Financial Accounting Standards Board, Accounting Standards Codification Topic 220 Comprehensive Income.

The accompanying notes to consolidated financial statements are an integral part of these statements.

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NTS REALTY HOLDINGS LIMITED PARTNERSHIP
Notes to Consolidated Financial Statements
Note 1 - Organization

NTS Realty Holdings Limited Partnership (“NTS Realty”), is a limited partnership, organized in the state of Delaware in 2003 and was formed by a merger on December 28, 2004.

We are in the business of developing, constructing, owning and operating multifamily properties, commercial and retail real estate. As of December 31, 2013, we owned wholly, as a tenant in common with unaffiliated third parties or through joint venture investments with both affiliated and unaffiliated third parties, 24 properties, comprised of 15 multifamily properties, 7 commercial properties, and 2 retail properties. The properties are located in and around Louisville (7) and Lexington (1), Kentucky; Fort Lauderdale (3) and Orlando (3), Florida; Indianapolis (4), Indiana; Memphis (1) and Nashville (2), Tennessee; Richmond (2), Virginia; and Atlanta (1), Georgia. We own multifamily properties containing 4,393 rental units, which includes 686 rental units at our properties held as a tenant in common with unaffiliated third parties. Our commercial properties aggregate approximately 736,000 square feet, which includes approximately 125,000 square feet at our property held as a joint venture with an unaffiliated third party, and our retail properties contain approximately 47,000 square feet.

The terms “we,” “us,” or “our,” as the context requires, may refer to NTS Realty, its wholly-owned properties, properties held by wholly-owned subsidiaries, its interests in consolidated and unconsolidated joint venture investments with both affiliated and unaffiliated third parties or interests in properties held as a tenant in common with unaffiliated third parties.

Note 2 - Significant Accounting Policies

A) Basis of Presentation

The consolidated financial statements include the accounts of all wholly-owned properties and properties that are less than wholly-owned, but which we control or for which we are the primary beneficiary. We consolidate a variable interest entity, or VIE, when we are determined to be the primary beneficiary based on the qualitative factors affecting:

•	Our power to direct the activities of a VIE that most significantly affect the VIE’s economic performance; and

•	Our obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

Our determination of the primary beneficiary of a VIE considers all relationships between us and the VIE, including management agreements and other contractual arrangements, when determining the party with the controlling financial interest, as defined, by accounting standards. Effective January 1, 2010, we adopted the provisions of Accounting Standards Update No. 2009-17 Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities (“ASU 2009-17”), which amends the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 810, Consolidation (“FASB ASC Topic 810”). The amendment to FASB ASC Topic 810 revises the consolidation guidance for VIEs, focusing on a qualitative evaluation of the conditions subjecting the entity to consolidation. There have been no changes during 2013 in conclusions about whether an entity qualifies as a VIE or whether we are the primary beneficiary of any previously identified VIE. During the year ended December 31, 2013, we did not provide financial or other support to a previously identified VIE that we were not previously contractually obligated to provide. Our unconsolidated joint venture interests and our properties owned as a tenant in common with an unaffiliated third party are accounted for under the equity method. Intercompany transactions and balances have been eliminated.

We own a joint venture investment with an unaffiliated third party in a commercial office building located in Louisville, Kentucky. The building, known as 600 North Hurstbourne, was developed by our affiliate, NTS Development Company. This joint venture, Campus One, LLC, is a variable interest entity. We are not the primary beneficiary. NTS Corporation through its subsidiaries, NTS Development Company and NTS Management Company, holds the right to receive significant benefits through its agreement as developer and manager, respectively. Our interest in this variable interest entity is accounted for using the equity method. Our ownership interest is reflected as investments in and advances to joint ventures on our consolidated balance sheets as of December 31, 2013 and 2012.

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As of October 31, 2012, we entered into a joint venture investment agreement with an unaffiliated third party to invest in a commercial office building totaling approximately 125,000 square feet at 700 North Hurstbourne Parkway on the ShelbyHurst property in Louisville, Kentucky, adjacent to our 600 North Hurstbourne property. The building is being developed by our affiliate, NTS Development Company, with construction expected to be completed in 2014. The building will be managed by an affiliate of NTS Development Company. We are obligated to contribute $2.6 million, for a 49% ownership interest. We intend to fund our share of this investment with cash on hand, cash from operations or borrowing on new or existing debt. At December 31, 2013, we had funded approximately $0.6 million of this commitment. The joint venture has entered into a $16.5 million construction financing agreement with a bank. We are a guarantor under this agreement and are proportionately liable for this obligation, limited to our 49% ownership interest. The joint venture expects to invest a total of approximately $22.0 million in the construction of the building and completion of tenant space.

This joint venture, Campus Two, LLC, is a variable interest entity. We are not the primary beneficiary. NTS Corporation through its subsidiaries, NTS Development Company and NTS Management Company, holds the right to receive significant benefits through its agreement as developer and manager, respectively. NTS Development Company is responsible for the development of the building on time and within budget. The development fee for these services is 2% of the projected costs. NTS Management Company is responsible for leasing and managing the building and is entitled to earn leasing commissions, management fees, construction supervision fees of 10%, asset management fees and a disposition fee for its services. Our interest in this variable interest entity is accounted for using the equity method. Our ownership interest is reflected as investments in and advances to joint ventures on our consolidated balance sheets as of December 31, 2013 and 2012.

B) Fair Value of Financial Instruments

FASB ASC Topic 820 Fair Value Measurements and Disclosures requires companies to determine fair value based on the price that would be received to sell the asset or paid to transfer the liability to a market participant. FASB ASC Topic 820 emphasizes that fair value is a market-based measurement, not an entity specific measurement.

FASB ASC Topic 820 requires that assets and liabilities carried at fair value be classified and disclosed in one of the following categories:

•	Level 1: Quoted market prices in active markets for identical assets or liabilities.

•	Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.

•	Level 3: Unobservable inputs that are not corroborated by market data.

We did not have any material financial assets or liabilities that are required to be recorded at fair value as of December 31, 2013 or 2012.

C) Financial Instruments

FASB ASC Topic 825 Financial Instruments requires disclosures about fair value of financial instruments in both interim and annual financial statements.

Certain of our assets and liabilities are considered financial instruments. Fair value estimates, methods and assumptions are set forth below.

The book values of cash and equivalents, cash and equivalents - restricted, trade receivables and trade payables are considered representative of their respective fair values because of the immediate or short-term maturity of these financial instruments.

Deferred compensation plans: Our Officer and Director Plans as of December 31, 2013 and 2012 reflected liabilities of approximately $1.1 million and $0.9 million, respectively, the fair market value of 154,273 and 132,022 units, respectively, and are included in our other liabilities using Level 1 measurement. Compensation expense for the Officer and Director Plans for the years ended December 31, 2013, 2012 and 2011 totaled approximately $188,600, $576,600 and $87,300, respectively.

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Mortgages and notes payable: As of December 31, 2013 and 2012, we determined the estimated fair values of our mortgages and notes payable using Level 2 measurement were approximately $267.1 million and $293.1 million, respectively, by discounting expected future cash payments utilizing a discount rate equivalent to the rate at which similar instruments would be originated at the reporting date.

D) Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (Topic 820) — Fair Value Measurement (“ASU 2011-04”), to provide a consistent definition of fair value and ensure that the fair value measurement and disclosure requirements are similar between U.S. generally accepted accounting principles (“GAAP”) and International Financial Reporting Standards. ASU 2011-04 changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. ASU 2011-04 is effective for interim and annual reporting periods after December 31, 2011. ASU 2011-04 concerns disclosure only and did not have a material impact on our financial position or results of operations.

E) Tax Status

We are treated as a partnership or pass-through entity for federal income tax purposes. As such, no provisions for income taxes were made. The taxable income or loss was passed through to the holders of the partnership units for inclusion on their individual income tax returns.

A reconciliation of net income for financial statement purposes versus that for income tax reporting is as follows:

	Year Ended December 31,
	2013	2012
Net loss	$(5,908,903)	$(12,022,529)
Items treated differently for tax purposes:
Depreciation and amortization	6,567,163	7,291,263
Prepaid rent and other capitalized costs	(26,171)	254,180
Gain (loss) on sale/disposition of assets	44,858	100,350
Acquisition costs	(36,564)	(36,564)
Joint venture gain (loss)	78,543	(2,131,236)
Change in accounting method	-	141,148
Other	276,248	(124,478)

Taxable income (loss)	$995,174	$(6,527,866)

F) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G) Cash and Equivalents

Cash and equivalents include cash on hand and short-term, highly liquid investments with initial maturities of three months or less. We have a cash management program, which provides for the overnight investment of excess cash balances. Under an agreement with a bank, excess cash is invested in a mutual fund for U.S. government and agency securities each night.

H) Cash and Equivalents - Restricted

Cash and equivalents - restricted represents cash on hand and short-term, highly liquid investments with initial maturities of three months or less which have been escrowed with certain mortgage companies and banks for property taxes, insurance and tenant improvements in accordance with certain loan and lease agreements and certain security deposits.

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I) Basis of Property and Depreciation

Land, buildings and amenities are stated at cost. Costs directly associated with the acquisition, development and construction of a project are capitalized. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which are generally 5-30 years for land improvements, 7-30 years for buildings and improvements and 5-30 years for amenities.

Tenant improvements are generally depreciated over the life of the initial or renewal term of the respective tenant lease. The aggregate cost of our wholly-owned properties for federal tax purposes is approximately $222.0 million at December 31, 2013. The aggregate cost of our consolidated joint venture properties for federal tax purposes is approximately $70.3 million at December 31, 2013. The aggregate cost of our unconsolidated investments in tenants in common properties for federal tax purposes is approximately $27.8 million at December 31, 2013. The aggregate cost of our unconsolidated joint venture property, 600 North Hurstbourne, for federal tax purposes is approximately $17.6 million at December 31, 2013.

Depreciation expense for the years ended December 31, 2013, 2012 and 2011 was approximately as follows:

	Year Ended December 31,
	2013	2012	2011
NTS Realty	$16,200,000	$17,800,000	$17,900,000

J) Business Combinations and Acquisitions

FASB ASC Topic 805 Business Combinations requires the acquiring entity in a business combination to measure the assets acquired, liabilities assumed (including contingencies) and any noncontrolling interests at their fair values on the acquisition date. The statement also requires that acquisition-related transaction costs be expensed as incurred and acquired research and development value be capitalized. In addition, acquisition-related restructuring costs are to be capitalized.

Upon acquisition of wholly-owned properties or joint venture investments that are less than wholly-owned, but which we control or for which we are the primary beneficiary, the assets and liabilities purchased are recorded at their fair market value at the date of the acquisition using the acquisition method in accordance with FASB ASC Topic 805 Business Combinations. We recognize the net tangible and identified intangible assets for each of the properties acquired based on fair values (including land, buildings, tenant improvements, acquired above and below market leases and the origination cost of acquired in-place leases) and acquired liabilities. The intangible assets recorded are amortized over the weighted average lease lives. We identify any above or below market leases or customer relationship intangibles that exist at the acquisition date. We recognize mortgages and other liabilities at fair market value at the date of the acquisition. We utilize an independent appraiser to assess fair value based on estimated cash flow projections for the tangible assets acquired that utilize discount and capitalization rates deemed appropriate and available market information. We expense acquisition costs as incurred. Noncontrolling interests are recorded for the portion of the equity in a subsidiary not attributable to us.

K) Impairment of Long — Lived Assets

FASB ASC Topic 360 Property, Plant, and Equipment specifies circumstances in which certain long-lived assets must be reviewed for impairment. If this review indicates the carrying amount of an asset exceeds the sum of its expected future cash flows, the asset’s carrying value must be written down to fair value. In determining the value of an investment property and whether the investment property is impaired, management considers several factors such as projected rental and vacancy rates, property operating expenses, capital expenditures, interest rates and recent appraisals when available. The capitalization rate used to determine property valuation is based on, among other factors, the market in which the investment property is located, length of leases, tenant financial strength, the economy in general, demographics, environment, property location, visibility, age and physical condition. All of these factors are considered by management in determining the value of any particular investment property. The value of any particular investment property is sensitive to the actual results of any of these factors, either individually or taken as a whole. If the actual results differ from management’s judgment, the valuation could be negatively or positively affected. Application of this standard for the years ended December 31, 2013, 2012 and 2011, did not result in an impairment loss.

L) Accounts Payable and Accrued Expenses Due to Affiliates

Accounts payable and accrued expenses due to affiliates include amounts owed to NTS Development Company and/or its affiliate, NTS Management Company (collectively referred to as “NTS Development”), for

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reimbursement of salary and overhead expenses and fees for services rendered as provided for in our various management agreements.

M) Revenue Recognition

Our commercial and retail properties’ revenues are accounted for as operating leases. We accrue minimum rents on a straight-line basis over the initial or renewal terms of their respective leases. Certain of our retail tenants are also required to pay overage rents based on sales over a stated base amount during the lease year. We recognize overage rents only when each tenant’s sales exceeds a specified sales threshold. We structure our leases to allow us to recover a significant portion of our real estate taxes, property operating and repairs and maintenance expenses from our commercial tenants. Property operating expenses typically include utility, insurance, security, janitorial, landscaping and other administrative expenses. We accrue reimbursements from tenants for recoverable portions of all these expenses as revenue in the applicable period. We also receive estimated payments for these reimbursements from substantially all our tenants throughout the year. We do this to reduce the risk of loss on uncollectible accounts once we perform the final year-end billings for recoverable expenditures. We recognize the difference between estimated recoveries and the final billed amounts in the subsequent year, and we believe these differences are not material in any period presented.

Our multifamily communities have resident leases with terms generally of twelve months or less. We recognize rental revenue on an accrual basis when due from residents. Rental concessions and other inducements to the leases are recognized to revenue on a straight-line basis over the life of the respective leases. In accordance with our standard lease terms, rental payments are generally due on a monthly basis.

We recognize revenue in accordance with each tenant’s lease agreement. Certain of our lease agreements are structured to include scheduled and specified rent increases over the lease term. For financial reporting purposes, the income from these leases are recognized on a straight-line basis over the initial lease term. Accrued income from these leases in accounts receivable was approximately $1.3 million for each of the years ended December 31, 2013, 2012 and 2011. All commissions paid to commercial leasing agents and incentives paid to tenants are deferred and amortized on a straight-line basis over the applicable initial or renewal lease term.

We recognize lease termination income upon receipt of the income. We accrue lease termination income if there is a signed termination agreement, all of the conditions of the agreement have been met and the tenant is no longer occupying the property.

N) Advertising

We expense advertising costs as incurred. Advertising expense was immaterial to us during 2013, 2012 and 2011.

O) Distribution Policy

We pay distributions if and when authorized by our managing general partner using proceeds from advances drawn on our revolving note payable to a bank. We are required to pay distributions on a quarterly basis, commencing in the first quarter of 2005, of an amount no less than sixty-five percent (65%) of our “net cash flow from operations” as this term is defined in regulations promulgated by the Treasury Department under the Internal Revenue Code of 1986, as amended; provided that if a law is enacted or existing law is modified or interpreted in a manner that subjects us to taxation as a corporation or otherwise subjects us to entity level taxation for federal, state or local income tax purposes, we will adjust the amount distributed to reflect our obligation to pay tax. Any distribution other than a distribution with respect to the final quarter of a calendar year shall be made no later than forty-five (45) days after the last day of such quarter based on our estimate of “net cash flow from operations” for the year. Any distribution with respect to the final quarter of a calendar year shall be made no later than ninety (90) days after the last day of such quarter based on actual “net cash flow from operations” for the year, adjusted for any excess or insufficient distributions made with respect to the first three quarters of the calendar year.

“Net cash flow from operations” may be reduced by the amount of reserves as determined by us each quarter. NTS Realty Capital may establish these reserves for, among other things, working capital or capital improvement needs. Therefore, there is no assurance that we will have “net cash flow from operations” from which to pay distributions in the future. For example, our partnership agreement permits our managing general partner to reinvest sales or refinancing proceeds in new and existing properties or to create reserves to fund future capital expenditures. Because “net cash flow from operations” is calculated after reinvesting sales or refinancing proceeds or establishing reserves, we may not have any “net cash flow from operations” from which to pay distributions.

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Note 3 - Concentration of Credit Risk

We own and operate through wholly-owned subsidiaries, as a tenant in common with unaffiliated third parties or through joint venture investments with both affiliated and unaffiliated third parties, multifamily, commercial and retail properties in Louisville and Lexington, Kentucky; Fort Lauderdale and Orlando, Florida; Indianapolis, Indiana; Memphis and Nashville, Tennessee; Richmond, Virginia; and Atlanta, Georgia.

Our financial instruments that are exposed to concentrations of credit risk consist of cash and equivalents and cash and equivalents - restricted. We maintain our cash accounts primarily with banks located in Kentucky.

Note 4 - Land, Buildings and Amenities

The following schedule provides an analysis of our investment in land, buildings and amenities as of December 31:

	2013	2012
Land and improvements	$84,699,720	$84,251,232
Buildings and improvements	283,384,272	282,487,041
Amenities	30,446,906	30,323,958

Total land, buildings and amenities	398,530,898	397,062,231

Less accumulated depreciation	(127,700,063)	(111,678,636)

Total land, buildings and amenities, net	$270,830,835	$285,383,595

Note 5 - Investments in and Advances to Joint Ventures

We own a joint venture interest in and operate the following properties:

•	600 North Hurstbourne: Approximately 125,000 square foot office building in Louisville, Kentucky. We own a 49% interest as a joint venture with an unaffiliated third party.

•
700 North Hurstbourne: Office building under construction in Louisville, Kentucky. We are obligated to contribute approximately $2.6 million for a 49% ownership interest as a joint venture with an unaffiliated third party. At December 31, 2013, we had funded approximately $0.6 million of this commitment.

Presented below are the summarized balance sheets and statements of operations for the years ended December 31, 2013 and 2012 for these properties:

	2013	2012
Summarized Balance Sheets
Land, buildings and amenities, net	$23,003,844	$16,381,730
Other, net	4,635,395	3,364,752
Total assets	$27,639,239	$19,746,482

Mortgages payable and other liabilities	$23,332,463	$9,587,404
Equity	4,306,776	10,159,078
Total liabilities and equity	$27,639,239	$19,746,482

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	2013	2012
Summarized Statements of Operations
Revenue	$2,485,574	$1,411,887

Operating income (loss)	$176,395	$(157,812)

Net loss	$(279,252)	$(353,939)

Net loss attributable to investments in joint ventures	$(136,834)	$(173,430)

Contributions
600 North Hurstbourne	$371,950	$5,052,245

700 North Hurstbourne	$1,055,000	$165,100

Distributions
600 North Hurstbourne	$7,000,000	$-

700 North Hurstbourne	$-	$-

We made contributions of approximately $0.7 million and $2.6 million to our joint venture properties for the years ended December 31, 2013 and 2012, respectively.

We received distributions of approximately $3.4 million from our joint venture properties for the year ended December 31, 2013. We did not receive any distributions from our joint venture properties for the year ended December 31, 2012.

Note 6 - Investments in and Advances to Tenants in Common

We own a tenant in common interest in and operate the following properties:

•	The Overlook at St. Thomas Apartments: 484-unit luxury apartment complex in Louisville, Kentucky. We own a 60% interest as a tenant in common with an unaffiliated third party.

•	Creek’s Edge at Stony Point Apartments: 202-unit luxury apartment complex in Richmond, Virginia. We own a 51% interest as a tenant in common with an unaffiliated third party.

Presented below are the summarized balance sheets and statements of operations for the years ended December 31, 2013 and 2012 for these properties:

	2013	2012
Summarized Balance Sheets
Land, buildings and amenities, net	$50,289,190	$53,388,802
Other, net	2,214,871	1,036,366
Total assets	$52,504,061	$54,425,168

Mortgages payable and other liabilities	$53,425,773	$55,597,106
Equity	(921,712)	(1,171,938)
Total liabilities and equity	$52,504,061	$54,425,168

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	2013	2012
Summarized Statements of Operations
Revenue	$10,182,674	$9,489,901

Operating income	$1,441,228	$317,863

Net loss	$(449,774)	$(2,990,154)

Net loss attributable to investments in tenants in common	$(205,479)	$(1,663,916)

Contributions
The Overlook at St. Thomas Apartments	$-	$-

Creek’s Edge at Stony Point Apartments	$1,200,000	$-

Distributions
The Overlook at St. Thomas Apartments	$400,000	$300,000

Creek’s Edge at Stony Point Apartments	$100,000	$-

We made contributions of approximately $0.6 million to our tenants in common properties for the year ended December 31, 2013. We did not make any contributions to our tenants in common properties for the year ended December 31, 2012.

We received distributions of approximately $0.3 million and $0.2 million from our tenants in common properties for the years ended December 31, 2013 and 2012, respectively.

The continuing net losses of The Overlook at St. Thomas Apartments reduced our investment to zero. Subsequent to our investment being reduced to zero, we recognized losses in excess of our investments and recorded the resulting liability on our consolidated balance sheets at December 31, 2013 and 2012. The continuing net losses of Creek’s Edge at Stony Point Apartments reduced our investment to zero at December 31, 2012. Subsequent to our investment being reduced to zero, we recognized losses in excess of our investments and recorded the resulting liability on our consolidated balance sheet at December 31, 2012. During the year ended December 31, 2013, we made a capital contribution to Creek’s Edge at Stony Point Apartments and recorded the resulting asset balance on our consolidated balance sheet at December 31, 2013.

Note 7 - Mortgages and Notes Payable

Mortgages and notes payable as of December 31 consist of the following:

	2013	2012
Revolving note payable to a bank for $10.0 million, with interest payable in monthly installments at a variable rate based on LIBOR one-month rate plus 2.50%, currently 2.67%, due September 30, 2014	$4,425,117	$8,284,214

Note payable to an insurance company in monthly installments of principal and interest, bearing fixed interest at 2.99%, maturing October 28, 2013	-	105,951

Mortgage payable to a bank in monthly installments of principal and interest, bearing interest at a variable rate based on LIBOR one-month rate plus 3.50%, currently 3.67%, due September 1, 2014, secured by certain land, buildings and amenities with carrying value of $15,555,073. The mortgage is guaranteed by Mr. Nichols and Mr. Lavin	19,164,602	20,196,602

Mortgage payable to an insurance company in monthly installments of principal and interest, bearing fixed interest at 8.45%, maturing November 1, 2015, secured by certain land, buildings and amenities with a carrying value of $1,586,262	768,881	1,123,399

Mortgage payable to Federal Home Loan Mortgage Corporation in monthly installments of principal and interest, bearing fixed interest at 5.11%, maturing December 1, 2014, secured by certain land, buildings and amenities with a carrying value of $9,545,816	10,498,507	10,737,113

Mortgage payable to a bank in monthly installments of principal and interest, bearing fixed interest at 6.03%, maturing September 1, 2018, secured by certain land, buildings and amenities with a carrying value of $28,084,178	25,632,035	25,954,857

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	2013	2012
Mortgage payable to Federal Home Loan Mortgage Corporation in monthly installments of principal and interest, bearing interest at a variable rate based on LIBOR one-month rate plus 3.33%, currently 3.50%, maturing July 1, 2016, secured by certain land, buildings and amenities with a carrying value of $15,078,034	13,954,358	14,241,632

Mortgage payable to Federal Home Loan Mortgage Corporation in monthly installments of principal and interest, bearing interest at a variable rate based on LIBOR one-month rate plus 3.50%, currently 3.67%, maturing July 1, 2016, secured by certain land, buildings and amenities with a carrying value of $9,869,762	9,172,853	9,356,127

Mortgage payable to Federal Home Loan Mortgage Corporation in monthly installments of principal and interest, bearing fixed interest at 5.40%, maturing January 1, 2020, secured by certain land, buildings and amenities with a carrying value of $17,177,775	13,130,689	13,341,798

Mortgage payable to Federal Home Loan Mortgage Corporation in monthly installments of principal and interest, bearing fixed interest at 5.40%, maturing January 1, 2020, secured by certain land, buildings and amenities with a carrying value of $31,213,938	25,514,833	25,925,048

Mortgage payable to Federal Home Loan Mortgage Corporation in monthly installments of principal and interest, bearing fixed interest at 5.40%, maturing January 1, 2020, secured by certain land, buildings and amenities with a carrying value of $16,325,527	15,918,421	16,174,350

Mortgage payable to Federal Home Loan Mortgage Corporation in monthly installments of principal and interest, bearing fixed interest at 5.40%, maturing January 1, 2020, secured by certain land, buildings and amenities with a carrying value of $30,076,096	26,152,704	26,573,174

Mortgage payable to Federal Home Loan Mortgage Corporation in monthly installments of principal and interest, bearing fixed interest at 5.40%, maturing January 1, 2020, secured by certain land, buildings and amenities with a carrying value of $14,825,920	10,763,479	10,936,529

Mortgage payable to Federal Home Loan Mortgage Corporation in monthly installments of principal and interest, bearing fixed interest at 5.40%, maturing January 1, 2020, secured by certain land, buildings and amenities with a carrying value of $19,555,935	28,940,435	29,405,726

Mortgage payable to Federal Home Loan Mortgage Corporation in monthly installments of principal and interest, bearing fixed interest at 5.40%, maturing January 1, 2020, secured by certain land, buildings and amenities with a carrying value of $8,570,222	10,342,957	10,509,246

Mortgage payable to Federal Home Loan Mortgage Corporation in monthly installments of principal and interest, bearing fixed interest at 5.40%, maturing January 1, 2020, secured by certain land, buildings and amenities with a carrying value of $11,367,555	16,934,289	17,206,550

Mortgage payable to an insurance company with interest payable in monthly installments until June 1, 2013, thereafter payable in monthly installments of principal and interest, bearing fixed interest at 5.09%, maturing May 1, 2018, secured by certain land, buildings and amenities with a carrying value of $31,133,019	24,493,068	24,700,000

Total mortgages and notes payable	$255,807,228	$264,772,316

Our $10.0 million revolving note payable to a bank is due September 30, 2014. As of December 31, 2013, our availability to draw on our revolving note payable was approximately $5.6 million.

Based on the borrowing rates currently available to us for loans with similar terms and average maturities, the fair value of our mortgages and notes payable on December 31, 2013 was approximately $267.1 million, which was determined using Level 2 measurement.

Interest paid for the years ended December 31, 2013 and 2012, was approximately $13.4 million and $13.6 million, respectively.

All but one of our mortgages may be prepaid. Mortgages where prepayment is permitted are generally subject to either a yield-maintenance premium or defeasance. Certain mortgages and notes payable contain covenants and requirements that we maintain specified debt limits and ratios related to our debt balances and property values. We complied with all covenants and requirements at December 31, 2013. We anticipate renewing or refinancing our mortgages and notes payable coming due within the next twelve months.

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Scheduled maturities of debt are as follows:

For the Years Ended December 31,	Amount
2014	$38,184,730
2015	4,293,689
2016	25,695,495
2017	3,795,030
2018	50,144,754
Thereafter	133,693,530
$255,807,228

Mortgages payable for our unconsolidated joint venture properties as of December 31 consist of the following:

	2013	2012
Construction mortgage payable to a bank for $10.5 million with interest payable in monthly installments, bearing interest at a variable rate based on LIBOR one-month rate plus 2.40%, currently 2.61%, maturing December 14, 2014, paid off in 2013	$-	$9,032,551

Mortgage payable to a life insurance company in monthly installments of principal and interest, bearing fixed interest at 4.35%, maturing September 1, 2028, secured by certain buildings and amenities with a carrying value of $16,300,121 (1)	$17,181,941	$-

Construction mortgage payable to a bank for $16.5 million with interest payable in monthly installments, bearing interest at a variable rate based on LIBOR one-month rate plus 2.40%, currently 2.58%, maturing July 1, 2017, secured by certain buildings and amenities under construction (2)	$3,208,483	$-

(1)	We are proportionately liable for this mortgage, limited to our 49% ownership interest.
(2)	We are a guarantor of this construction loan made to Campus Two, LLC. We are proportionately liable for the $16.5 million obligation, limited to our 49% ownership interest.

Based on the borrowing rates currently available to us for loans with similar terms and average maturities, the fair value of our mortgages payable for our unconsolidated joint venture properties at December 31, 2013 was approximately $19.6 million, which was determined using Level 2 measurement.

Mortgages payable for our unconsolidated tenants in common properties as of December 31 consist of the following:

	2013	2012
Mortgage payable to a bank in monthly installments of principal and interest, bearing fixed interest at 5.72%, maturing April 11, 2017, secured by certain land, buildings and amenities with a carrying value of $29,467,091 (3)	$32,569,610	$33,174,478

Mortgage payable to an insurance company in monthly installments of principal and interest, bearing fixed interest at 5.99%, maturing November 15, 2017, secured by certain land, buildings and amenities with a carrying value of $20,822,100 (4) .	$20,309,423	$21,830,408

(3)	We are proportionately liable for this mortgage, limited to our 60% interest as a tenant in common.
(4)	We are jointly and severally liable under this mortgage.

    Based on the borrowing rates currently available to us for loans with similar terms and average maturities, the fair value of our mortgages payable for our unconsolidated tenants in common properties at December 31, 2013 was approximately $58.4 million, which was determined using Level 2 measurement. See also “Note 15 - Subsequent Events”.

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Note 8 - Rental Income

NTS Realty

The following is a schedule of minimum future rental income on noncancellable operating leases as of December 31, 2013:

For the Years Ended December 31,	Amount
2014	$5,694,128
2015	4,454,134
2016	3,814,391
2017	3,149,269
2018	2,523,554
Thereafter	3,469,713
$23,105,189

Note 9 - Related Party Transactions

Pursuant to our various management agreements, NTS Development receives fees for a variety of services performed for our benefit. NTS Development also receives fees under separate management agreements for each of our consolidated joint venture properties, our unconsolidated joint venture properties, our properties owned as a tenant in common with unaffiliated third parties and our properties owned by our eight wholly-owned subsidiaries financed through Federal Home Loan Mortgage Corporation (“FHLMC”). Property management fees are paid in an amount equal to 5% of the gross collected revenue from our wholly-owned properties, consolidated and unconsolidated joint venture properties and properties owned by our eight wholly-owned subsidiaries financed through FHLMC. Property management fees are paid in an amount equal to 3.5% of the gross collected revenue from our unconsolidated properties owned as a tenant in common with unaffiliated third parties. We are the beneficiary of a preferential ownership interest, disproportionately greater than our initial cash investment in each property owned as a tenant in common with an unaffiliated third party. Construction supervision fees are generally paid in an amount equal to 5% of the costs incurred which relate to capital improvements and significant repairs. NTS Development receives commercial leasing fees equal to 4% of the gross rental amount for new leases and 2% of the gross rental amount for new leases in which a broker is used and for renewals or extensions. Disposition fees are paid to NTS Development in an amount of 1% to 4% of the aggregate sales price of a property pursuant to our management agreements and up to a 6% fee upon disposition on our properties owned as a tenant in common with unaffiliated third parties under separate management agreements. NTS Development has agreed to accept a lower management fee for the properties we own as a tenant in common with unaffiliated third parties in exchange for a larger potential disposition fee. NTS Development is reimbursed its actual costs for services rendered to NTS Realty.

Employee costs are allocated among NTS Realty, other affiliates of our managing general partner and for the benefit of third parties so that a full time employee can be shared by multiple entities. Each employee’s services, which are dedicated to a particular entity’s operations, are allocated as a percentage of each employee’s costs to that entity. We only reimburse charges from NTS Development for actual costs of employee services incurred for our benefit. Many business enterprises employ individuals serving on their behalf and record their associated employment costs as salaries, employment taxes and benefits in their respective statements of operations. The cost of services provided to us by NTS Development’s employees are classified in our consolidated statements of operations as professional and administrative expenses reimbursed to affiliates.

We were charged the following amounts pursuant to our various agreements with NTS Development for the years ended December 31, 2013, 2012 and 2011. These charges include items which have been expensed as operating expenses reimbursed to affiliates or professional and administrative expenses reimbursed to affiliates and items that have been capitalized as other assets or as land, buildings and amenities.

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	Years Ended December 31,
	2013	2012	2011
Property management fees	$3,044,000	$2,856,000	$2,725,000

Operating expenses reimbursement — property	4,339,000	4,145,000	3,997,000
Operating expenses reimbursement — multifamily leasing	778,000	811,000	776,000
Operating expenses reimbursement — administrative	1,087,000	1,125,000	1,045,000
Operating expenses reimbursement — other	76,000	151,000	216,000

Total operating expenses reimbursed to affiliates	6,280,000	6,232,000	6,034,000

Professional and administrative expenses reimbursed to affiliates	1,953,000	1,870,000	1,638,000

Construction supervision and leasing fees	194,000	176,000	208,000

Total related party transactions	$11,471,000	$11,134,000	$10,605,000

Total related party transactions with our investments in tenants in common	$1,458,000	$1,458,000	$1,295,000

Total related party transactions with our investments in joint ventures (1)	$713,000	$599,000	$585,000

(1)	Construction supervision fees at 600 North Hurstbourne and 700 North Hurstbourne are charged at a rate of 10%.

Property, multifamily leasing, administrative and other operating expenses reimbursed include employee costs charged to us by NTS Development and other actual costs incurred by NTS Development on our behalf, which were reimbursed by us.

During the years ended December 31, 2013, 2012 and 2011, we were charged approximately $97,000, $68,000 and $77,000, respectively, for property maintenance fees from affiliates of NTS Development.

Until May 31, 2012, NTS Development Company leased 20,368 square feet of office space in NTS Center at a rental rate of $14.50 per square foot. Beginning June 1, 2012, NTS Development Company leased 17,843 square feet of office space in 600 North Hurstbourne at a rental rate of $21.50 per square foot. The average per square foot rental rate for similar office space in 600 North Hurstbourne as of December 31, 2013 was $22.19 per square foot. NTS Development Company also leased 1,902 square feet of storage space in NTS Center at a rental rate of $5.50 per square foot. We recognized rents of approximately $10,000, $134,000 and $306,000 from NTS Development Company for the years ended December 31, 2013, 2012 and 2011, respectively.

Our unconsolidated joint venture, Campus One, LLC, recognized rents of approximately $394,000 and $230,000 from NTS Development Company for the years ended December 31, 2013 and 2012, respectively.

Pluris Property Fund I, L.P. (“PPFI”), our joint venture partner, owns a 49% noncontrolling interest in Golf Brook Apartments and Sabal Park Apartments. Pluris Property Fund II, L.P. (“PPFII”), our joint venture partner, owns a 26.5% noncontrolling interest in Lakes Edge Apartments. PPFI and PPFII are related parties as the son-in-law of our President and CEO, Brian F. Lavin, is a member of the general partner of each of PPFI and PPFII. See also “Note 15 - Subsequent Events”.

Note 10 - Commitments and Contingencies

We, as an owner of real estate, are subject to various environmental laws of federal, state and local governments. Our compliance with existing laws has not had a material adverse effect on our financial condition, cash flows and results of operations. However, we cannot predict the impact of new or changed laws or regulations on our current properties or on properties that we may acquire in the future.

We rely primarily on Fannie Mae and Freddie Mac for permanent financing on our properties. There is significant uncertainty surrounding the futures of Fannie Mae and Freddie Mac. Should Fannie Mae or Freddie Mac have their mandates changed or reduced, be disbanded or reorganized by the government or otherwise discontinue providing liquidity to our sector, it would significantly reduce our access to debt capital and/or increase borrowing costs and would significantly reduce our sales of assets and/or the values realized upon sale. Disruptions in the floating rate tax-exempt bond market (where interest rates reset weekly) and in the credit market’s perception of

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Fannie Mae and Freddie Mac, which guarantee and provide liquidity for these bonds, have been experienced in the past and may be experienced in the future and could result in an increase in interest rates on these debt obligations.

Litigation

On January 27, 2013, we received notice that a class action lawsuit captioned, Stephen Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452 (the “Kentucky Action”), was filed on January 25, 2013 in Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”) against us, each of the members of the board of directors of NTS Realty Capital, NTS Realty Capital, NTS Realty Partners, LLC, NTS Merger Parent, LLC (“Parent”) and NTS Merger Sub, LLC (“Merger Sub”), a subsidiary of Parent, alleging, among other things, that the board of directors of NTS Realty Capital breached fiduciary duties to our Unitholders in connection with the board’s approval of that certain Original Merger Agreement dated as of December 27, 2012 by and among NTS Realty, NTS Realty Capital, Parent and Merger Sub.

On February 12, 2013, we received notice that another class action lawsuit captioned, R. Jay Tejera v. NTS Realty Holdings LP et al., Civil Action No. 8302-VCP, was filed on February 12, 2013 in the Court of Chancery in the State of Delaware against us, each of the members of the board of directors of NTS Realty Capital, Parent and NTS Realty Capital, alleging, among other things, that the board of directors breached fiduciary duties to our Unitholders in connection with the board’s approval of the Original Merger Agreement. The complaint seeks, among other things, money damages.

On February 15, 2013, we received notice that, Gerald A. Wells v. NTS Realty Holdings LP et al., Civil Action No. 8322-VCP, a third putative Unitholder class action lawsuit, was filed on February 15, 2013 in the Court of Chancery of the State of Delaware against us, each of the members of the board of directors of NTS Realty Capital, Parent, Merger Sub and NTS Realty Capital, alleging, among other things, that the board of directors breached fiduciary duties to our Unitholders in connection with the board’s approval of the Original Merger Agreement. The complaint seeks, among other things, to enjoin the defendants from completing the merger as contemplated by the Original Merger Agreement.

On March 19, 2013, the Delaware Court consolidated the Tejera and Wells actions under the consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. C.A. No. 8302-VCP (the “Delaware Action,” and together with the Kentucky Action, the “Actions”), and appointed the law firms of Rigrodsky & Long, P.A. and Wohl & Fruchter LLP as Co-Lead Counsel for plaintiffs in the Delaware Action.

After counsel for plaintiff, Tejera, advised of his intention to join in prosecution of the Kentucky Action and plaintiffs, Tejera and Stephen and Sharon Dannis, tendered a proposed Second Amended Complaint on May 24, 2013, the parties submitted an agreed order on May 31, 2013, allowing plaintiffs to file a Second Amended Complaint, which order was entered June 7, 2013. In contemplation of plaintiff, Tejera, joining in the prosecution of the Kentucky Action, all parties stipulated to dismissal of his claims in the Delaware Action, which stipulation was approved by the Delaware Court on June 12, 2013. Plaintiffs, Tejera and Stephen and Sharon Dannis, thereupon served their Second Amended Class Action Complaint on June 13, 2013 and the defendants thereafter filed their motions to dismiss the Kentucky Action.

In early July 2013, the defendants proposed that the parties meet to discuss a possible resolution of the Actions, and the plaintiffs in the Kentucky and Delaware Actions agreed to do so following receipt of detailed financial information and other discovery and an opportunity to fully review and analyze such discovery. The parties, from time to time, engaged in various settlement negotiations. No definitive settlement was reached among the parties to the Actions prior to December 31, 2013. See Part II, Item 8, Note 15 — Subsequent Events.

We do not believe there is any other litigation threatened against us other than routine litigation and other legal proceedings arising out of the ordinary course of business.

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Note 11 - Segment Reporting

Our reportable operating segments include multifamily, commercial and retail real estate operations. The following financial information of the operating segments has been prepared using a management approach, which is consistent with the basis and manner in which our management internally disaggregates financial information for the purpose of assisting in making internal operating decisions. We evaluate performance based on stand-alone operating segment net income (loss). The non-segment information necessary to reconcile to our total operating results is included in the column labeled “Partnership” in the following information.

	Year Ended December 31, 2013
	Multifamily	Commercial	Retail	Partnership	Total
Rental income	$51,089,890	$5,634,940	$560,299	$(21,454)	$57,263,675
Tenant reimbursements	-	1,714,664	99,632	-	1,814,296

Total revenue	51,089,890	7,349,604	659,931	(21,454)	59,077,971

Operating expenses and operating expenses reimbursed to affiliates	17,711,033	2,611,427	105,408	-	20,427,868
Management fees	2,637,690	372,683	33,505	-	3,043,878
Property taxes and insurance	6,833,669	1,104,495	69,821	116,692	8,124,677
Professional and administrative expenses and professional and administrative expenses reimbursed to affiliates	-	-	-	5,244,447	5,244,447
Depreciation and amortization	14,298,629	1,785,910	154,014	-	16,238,553

Total expenses	41,481,021	5,874,515	362,748	5,361,139	53,079,423

Operating income (loss)	9,608,869	1,475,089	297,183	(5,382,593)	5,998,548

Interest and other income	1,592,316	40,213	3,036	205	1,635,770
Interest expense	(12,773,879)	(556,678)	(211)	(380,484)	(13,711,252)
Loss on disposal of assets	(113,899)	(3,270)	-	-	(117,169)
Loss from investments in joint ventures	-	(136,834)	-	-	(136,834)
Loss from investments in tenants in common	(205,479)	-	-	-	(205,479)

Consolidated net (loss) income	(1,892,072)	818,520	300,008	(5,762,872)	(6,536,416)
Net loss attributable to noncontrolling interests	(627,513)	-	-	-	(627,513)

Net (loss) income	$(1,264,559)	$818,520	$300,008	$(5,762,872)	$(5,908,903)

Land, buildings and amenities, net	$243,306,495	$24,285,876	$3,238,464	$-	$270,830,835

Expenditures for land, buildings and amenities	$1,230,598	$496,722	$-	$-	$1,727,320

Segment liabilities from continuing operations	$240,109,663	$1,596,546	$46,999	$26,163,833	$267,917,041

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	Year Ended December 31, 2012
	Multifamily	Commercial	Retail	Partnership	Total
Rental income	$49,266,340	$5,665,979	$528,223	$(23,097)	$55,437,445
Tenant reimbursements	-	1,739,763	89,094	-	1,828,857

Total revenue	49,266,340	7,405,742	617,317	(23,097)	57,266,302

Operating expenses and operating expenses reimbursed to affiliates	18,981,889	2,797,245	107,641	-	21,886,775
Management fees	2,447,581	373,885	34,445	-	2,855,911
Property taxes and insurance	6,406,736	968,968	64,610	116,692	7,557,006
Professional and administrative expenses and professional and administrative expenses reimbursed to affiliates	-	-	-	4,155,593	4,155,593
Depreciation and amortization	15,797,316	1,849,167	162,487	-	17,808,970

Total expenses	43,633,522	5,989,265	369,183	4,272,285	54,264,255

Operating income (loss)	5,632,818	1,416,477	248,134	(4,295,382)	3,002,047

Interest and other income	88,286	1,115	-	10,837	100,238
Interest expense	(13,003,526)	(606,029)	(50)	(390,107)	(13,999,712)
Loss on disposal of assets	(162,304)	(68,480)	-	-	(230,784)
Loss from investments in joint ventures	-	(173,430)	-	-	(173,430)
Loss from investments in tenants in common	(1,663,916)	-	-	-	(1,663,916)

Consolidated net (loss) income	(9,108,642)	569,653	248,084	(4,674,652)	(12,965,557)
Net loss attributable to noncontrolling interests	(943,028)	-	-	-	(943,028)

Net (loss) income	$(8,165,614)	$569,653	$248,084	$(4,674,652)	$(12,022,529)

Land, buildings and amenities, net	$256,488,425	$25,508,566	$3,386,604	$-	$285,383,595

Expenditures for land, buildings and amenities	$2,232,072	$915,351	$-	$-	$3,147,423

Segment liabilities from continuing operations	$244,366,752	$2,205,498	$65,894	$31,096,360	$277,734,504

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	Year Ended December 31, 2011
	Multifamily	Commercial	Retail	Partnership	Total
Rental income	$46,499,389	$5,810,517	$547,167	$(33,487)	$52,823,586
Tenant reimbursements	-	1,716,929	94,530	-	1,811,459

Total revenue	46,499,389	7,527,446	641,697	(33,487)	54,635,045

Operating expenses and operating expenses reimbursed to affiliates	18,945,200	2,985,313	159,019	-	22,089,532
Management fees	2,325,844	366,669	32,258	708	2,725,479
Property taxes and insurance	5,627,565	929,394	61,786	116,692	6,735,437
Professional and administrative expenses and professional and administrative expenses reimbursed to affiliates	-	-	-	2,578,381	2,578,381
Depreciation and amortization	16,287,413	1,789,057	170,036	-	18,246,506

Total expenses	43,186,022	6,070,433	423,099	2,695,781	52,375,335

Operating income (loss)	3,313,367	1,457,013	218,598	(2,729,268)	2,259,710

Interest and other income	57,425	8,294	695	718,384	784,798
Interest expense	(13,113,076)	(589,638)	(16,039)	(426,968)	(14,145,721)
Loss on disposal of assets	(144,442)	(40,231)	(2,097)	-	(186,770)
Loss from investment in joint venture	-	(3,163)	-	-	(3,163)
Loss from investments in tenants in common	(1,846,169)	-	-	-	(1,846,169)

Consolidated net (loss) income	(11,732,895)	832,275	201,157	(2,437,852)	(13,137,315)
Net loss attributable to noncontrolling interests	(1,100,956)	-	-	-	(1,100,956)

Net (loss) income	$(10,631,939)	$832,275	$201,157	$(2,437,852)	$(12,036,359)

Land, buildings and amenities, net	$270,215,974	$26,475,891	$3,543,218	$-	$300,235,083

Expenditures for land, buildings and amenities	$3,087,225	$1,731,149	$11,587	$-	$4,829,961

Segment liabilities from continuing operations	$246,860,606	$2,743,593	$28,370	$25,335,654	$274,968,223

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Note 12 - Selected Quarterly Financial Data (Unaudited)

	For the Quarters Ended
2013	March 31	June 30	September 30	December 31

Total revenues	$14,466,428	$14,701,257	$14,972,726	$14,937,560
Operating income	1,356,440	1,426,978	1,632,330	1,582,800
Loss allocated to limited partners	176,280	(2,099,200)	(2,155,905)	(2,036,672)
Loss per limited partnership unit	0.02	(0.21)	(0.20)	(0.20)

	For the Quarters Ended
2012	March 31	June 30	September 30	December 31

Total revenues	$14,041,528	$14,296,714	$14,524,874	$14,403,186
Operating income	1,059,273	1,081,815	709,217	151,742
Loss allocated to limited partners	(2,826,999)	(2,921,760)	(3,058,676)	(3,323,193)
Loss per limited partnership unit	(0.27)	(0.28)	(0.30)	(0.32)

Note 13 - Real Estate Transactions

Acquisitions

During the years ended December 31, 2013, 2012 and 2011, we did not acquire any properties.

Dispositions

During the years ended December 31, 2013, 2012 and 2011, we did not dispose of any properties.

We may engage in transactions structured as “like-kind exchanges” of property to obtain favorable tax treatment under Section 1031 of the Internal Revenue Code. If we are able to structure an exchange of properties as a “like-kind exchange,” then any gain we realize from the exchange would not be recognized for federal income tax purposes. The test for determining whether exchanged properties are of “like-kind” is whether the properties are of the same nature or character.

Note 14 - Deferred Compensation Plans

Officer Plan

On December 6, 2006, our managing general partner, NTS Realty Capital, established the NTS Realty Capital Officer Deferred Compensation Plan (the “Officer Plan”). The Officer Plan permits each eligible officer (the “Participant”) to receive an annual equity bonus of our phantom units, as approved by the Board of Directors, on a deferred basis. To be eligible, each Participant must be a designated officer on January 1 and December 1 of any year in which the Officer Plan is in effect. The Officer Plan is unfunded and unsecured. Amounts deferred by individual officers are an obligation of NTS Realty.

Participants may elect to defer the receipt of the annual equity bonus under this plan or receive the bonus in the year that it is earned. Participants may elect to defer receipt until their death, disability, separation of service, or a date specified by the Participant.

An account is maintained for each Participant in the Officer Plan, with a balance equivalent to a phantom investment in NTS Realty units. A Participant’s interest in an account is valued by multiplying the number of phantom units credited by the fair market value of NTS Realty units at the respective date. Participants are 100% vested at all times in the value of the account. All Participants will be paid based on the value of their account.

During the years ended December 31, 2013, 2012 and 2011, each Participant elected to defer receipt of the annual equity bonus. The Participant’s accounts were credited with 14,112, 9,882 and 18,179 phantom units during the years ended December 31, 2013, 2012 and 2011, respectively, including dividend reinvestment. As of December 31, 2013 and 2012, liabilities of approximately $506,300 and $392,200, the fair market value of 68,886 and 54,774 of our units, respectively, were included in our “Other Liabilities”. The obligation is recorded as a liability because no units will be issued in connection with this plan. The obligation amount may vary according to the market value of our units.

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Director Plan

On November 7, 2006, NTS Realty Capital, established the NTS Realty Capital Directors Deferred Compensation Plan (the “Director Plan”). The Director Plan permits each eligible member of NTS Realty’s Board of Directors (the “Participant”) to receive an annual equity bonus of our phantom units, as approved by the Board of Directors, on a deferred basis. To be eligible, each Participant must be considered to be “independent” under the standards promulgated from time to time by the New York Stock Exchange. The Director Plan is unfunded and unsecured. Amounts deferred by individual directors are an obligation of NTS Realty.

Participants may elect to defer under the Director Plan some or all of their annual retainer. Participants may elect to defer receipt until their death, disability, separation of service, or a date specified by the Participant.

An account is maintained for each Participant in the Director Plan, with a balance equivalent to a phantom investment in NTS Realty units. A Participant’s interest in an account is valued by multiplying the number of phantom units credited by the fair market value of NTS Realty units at the respective date. Participants are 100% vested at all times in the value of the account. All Participants will be paid based on the value of their account.

During the years ended December 31, 2013, 2012 and 2011, each Participant elected to defer receipt of some or all of his annual retainer, except for one Participant who elected to be paid the annual equity bonus in cash. The Participant’s accounts were credited with 8,139, 16,531 and 16,299 phantom units during the years ended December 31, 2013, 2012 and 2011, respectively, including dividend reinvestment. As of December 31, 2013 and 2012, liabilities of approximately $627,600 and $553,100, the fair market value of 85,387 and 77,248 of our units, respectively, were included in our “Other Liabilities”. The obligation is recorded as a liability because no units will be issued in connection with this plan. The obligation amount may vary according to the market value of our units.

Compensation expense for 2013, 2012 and 2011 under the Officer and Director Plans totaled approximately $188,600, $576,600 and $87,300, respectively.

See also Note 15 - Subsequent Events.

Note 15 - Subsequent Events

Litigation

On February 4, 2014, NTS Realty, together with the other defendants in the Actions (described in Note 10 - Commitments and Contingencies), entered into a Stipulation and Agreement of Compromise, Settlement and Release (the “Settlement Agreement”). On February 5, 2014, the Court granted its preliminary approval of the Settlement Agreement. Subject to satisfaction of the conditions set forth in the Settlement Agreement, the Settlement Agreement provides for the full and complete compromise, settlement, release and dismissal of the Actions. In accordance with the terms of the Settlement Agreement, on February 25, 2014, NTS Realty and NTS Realty Capital entered into that certain Agreement and Plan of Merger dated as of February 25, 2014 (the “Merger Agreement”) with NTS Merger Parent, LLC (“Parent”), a Delaware limited liability company controlled by Messrs. J.D. Nichols, our founder and Chairman, and Mr. Brian Lavin, our President and Chief Executive Officer, and NTS Merger Sub, LLC (“Merger Sub”), a Delaware limited liability company and wholly-owned subsidiary of Parent. See “Going Private Transaction, Merger Agreement and Settlement Agreement” below.

Going Private Transaction, Merger Agreement and Settlement Agreement

On February 25, 2014, NTS Realty and NTS Realty Capital entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) with Parent and Merger Sub. The Merger Agreement was entered into in accordance with the terms of that certain Stipulation and Agreement of Compromise, Settlement and Release dated as of February 4, 2014 (the “Settlement Agreement”) entered into in the matter Stephen J. Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452, pending in Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”). The Settlement Agreement provides, subject to satisfaction of the conditions set forth therein, for the full and complete compromise, settlement, release and dismissal of the Kentucky case as well as the class action lawsuit pending in the Delaware Court of Chancery under the consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. C.A. No. 8302-VCP (collectively, such actions are the “Actions”).

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Under the Settlement Agreement, it is expected that:

•	Merger Sub will merge with and into NTS Realty, with NTS Realty being the surviving entity, pursuant to the terms of the Merger Agreement; and

•
as consideration for the settlement and release of the claims asserted in the Actions, at the closing of the merger, each of our outstanding Units (other than those Units owned by Messrs. Nichols and Lavin and their affiliates) will be cancelled and converted automatically into the right to receive, in cash, consideration (such per Unit consideration referred to as the “Merger Consideration”) equal to: (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing settlement consideration of $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the case, as awarded by the Court.

Immediately prior to the effective time of the merger, the compensation deferred by each non-employee director of NTS Realty Capital and represented by “phantom units” pursuant to the Director Plan will be issued to such non-employee director as Units and will be converted automatically into and thereafter represent the right to receive the Merger Consideration. In connection with the foregoing, an aggregate amount of $789,830 (representing 85,387 phantom units outstanding as of December 31, 2013 multiplied by the gross Merger Consideration of $9.25 per Unit) is expected to be paid to the non-employee directors of NTS Realty Capital. At the effective time of the merger, the compensation deferred by each officer of NTS Realty Capital and represented by “phantom units” pursuant to the Officer Plan will remain deferred pursuant to the Officer Plan, will not be converted to Units at the effective time of the merger and will remain subject to the terms of the Officer Plan. See Part II, Item 8, Note 14 - Deferred Compensation Plans.

Consummation of the merger is subject to the satisfaction (or waiver) of certain conditions including among others:

•	approval of the Merger Agreement by the holders of a majority of our outstanding Units; and

•	the Court granting its final approval of the Settlement Agreement.

With respect to approval of the Merger Agreement by holders of a majority of our outstanding Units, it is expected that Messrs. Nichols, Lavin and their affiliates, acting by written consent, will vote their Units in favor of the Merger Agreement. Messrs. Nichols, Lavin and their affiliates collectively own approximately 6,865,853 Units, representing approximately 61.9% of our issued and outstanding Units and approximately 59.3% of our aggregate voting power. Accordingly, no other vote of our Unitholders is expected due to this representing over a majority of our outstanding Units.

Pursuant to the terms of the Settlement Agreement, the Settlement Agreement will not be finally approved by the Court until, among other things, the Court has (1) the Court has finally certified the members of the class under the Actions; (2) the Court, after holding of a final fairness settlement hearing (scheduled to be held on April 24, 2014), has entered its Order and Final Judgment approving the material terms of the Settlement Agreement (including finding that the terms and conditions of the Settlement Agreement are fair, reasonable, adequate, and in the best interests of the class) and such order and judgment shall have become final and non-appealable; (3) the Court has approved various releases among the plaintiffs, the class members and the defendants (and their affiliates); (4) orders dismissing the Actions with prejudice have become final and are no longer subject to appeal; and (5) the merger has become effective.

If the merger is completed pursuant to the terms of the Merger Agreement, then all holders of Units (other than Messrs. Nichols and Lavin and their affiliates) will receive, in cash per Unit, the Merger Consideration. As a result of the merger, NLP’s limited partners, other than Messrs. Nichols and Lavin and their affiliates, will no longer have an equity interest in us, our Units will cease to be listed on the NYSE MKT, and the registration of our Units under Section 12 of the Securities Exchange Act of 1934, as amended, will be terminated. As such, the merger transaction is sometimes referred to as a “going private transaction.”

The Merger Agreement may be terminated for various reasons including if the merger is not consummated by September 30, 2014. NTS Realty expects to satisfy the conditions of the Merger Agreement and the Settlement Agreement during the first half of 2014; however, there can be no assurance that the Merger Agreement and the Settlement will be consummated on the terms described herein or at all.

Financing of the Merger Consideration

In connection with the going private transaction, it is expected that the funds necessary to consummate the merger pursuant to the Merger Agreement will be approximately $41.7 million, consisting of the payment of aggregate Merger Consideration as well as certain transaction fees and expenses. At or prior to the effective time of the merger, Parent and Merger Sub, or their affiliates, will deposit with Wells Fargo Shareowner Services, as paying agent, the funds necessary to pay the aggregate Merger Consideration. The paying agent will hold such consideration in trust pending disbursement as provided in the Merger Agreement.

The obligations of Parent and Merger Sub to consummate the merger are not subject to any financing conditions or contingencies. Parent and Merger Sub expect that the funds necessary to consummate the merger and related transactions will be funded from a variety of sources, including available cash and various debt financings.

It is expected that up to $4 million, in cash, will be available from Messrs. Nichols and Lavin (or their affiliates). Additionally, it is expected that approximately $6 to $10 million will be available as a result of NTS Realty increasing the maximum availability under its existing line of credit from $10 million to $16 million on substantially the same terms as currently provided to NTS Realty under the existing line of credit. The exact amount of funds that may be drawn on the line of credit to pay Merger Consideration will depend upon the amount of loans outstanding under the increased line of credit at the time the Merger Consideration is to be deposited with the paying agent. NTS Realty has not received a written commitment from the bank to increase the availability under the line of credit.

Further, it is expected that certain NTS Realty properties will be refinanced or further leveraged by loans from various lenders. It is expected that these loans will provide up to $36 million in available cash. The loans will be collateralized by mortgages on the respective properties. The anticipated term of such loans is expected to be no less than seven years, and it is expected that the loans will be provided at rates of interest ranging from 4.2% to 5.75% per annum with 30-year amortization schedules. Additionally, in connection with these loans, it is anticipated that Mr. Nichols may be required to issue certain personal guarantees pursuant to which Mr. Nichols would guaranty losses (if any) incurred by the lender(s) as a result of NTS Realty’s failure to perform certain covenants expected to be contained in the loan agreements. Under such guarantees, in the event of an occurrence of certain covenant breaches, Mr. Nichols could be liable for the full value of the loan.

At the time of filing this Form 10-K, there are no written commitments or definitive loan documents evidencing any of the above financings. Accordingly, actual terms of any financings may differ from those described above. In additional, Parent, Merger Sub or their affiliates may obtain financing from different sources in amounts and on terms that may vary from those described above.

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ITEM 9 - CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 9A - CONTROLS AND PROCEDURES

Disclosure Controls and Procedures - As of December 31, 2013, we, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of our disclosure controls and procedures as defined in Exchange Act Rules 13a-15(e) and 15(d)-15(e). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the disclosure controls and procedures were effective as of December 31, 2013.

Management’s Report on Internal Control Over Financial Reporting - Management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Exchange Act. Our internal control system is designed to provide reasonable assurance regarding the preparation and fair presentation of published financial statements. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that compliance with the policies or procedures may deteriorate or be circumvented.

Management assessed the effectiveness of our internal control over financial reporting as of December 31, 2013. In making this assessment, management used the criteria established in Internal Controls-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, or COSO. Based on management’s assessment and the criteria established by COSO, management believes that we maintained effective internal control over financial reporting as of December 31, 2013.

Changes in Internal Control Over Financial Reporting - There has been no change in our internal control over financial reporting during the year ended December 31, 2013, that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B - OTHER INFORMATION

No matters were submitted to a vote of security holders, through the solicitation of proxies or otherwise, during the fourth quarter of the year ended December 31, 2013.

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PART III

ITEM 10 — DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

Our business is managed under the direction and oversight of our managing general partner’s board of directors (the “Board of Directors”). Below is a list of the names, ages, positions held and term of office of each director and executive officer of NTS Realty Capital as well as a description of each person’s background and business experience and, for each director, the specific experience, qualifications, attributes and skills that led to the conclusion that such director should serve as a member of the Board of Directors:

Name	Age	Position with NTS Realty Capital	Director Since
J.D. Nichols	72	Chairman	2004
Brian F. Lavin	60	Director and President and Chief Executive	2004
Mark D. Anderson	58	Director	2004
John P. Daly, Sr.	55	Director	2004
John S. Lenihan	57	Director	2004
Gregory A. Wells	55	Chief Financial Officer and Executive Vice President	N/A

J. D. Nichols, 72. J. D. Nichols is Chairman of NTS Corporation, its subsidiaries and affiliates, including the Board of Directors of NTS Realty Capital. He graduated from the University of Louisville School of Law in 1964 and conducted his undergraduate studies at the University of Kentucky with a concentration in accounting, marketing, business administration, and finance. Mr. Nichols began his career in construction and real estate development in 1965, and since then has overseen the development of more than 8,000 acres of land and 7,000,000 square feet of office, residential, commercial, and industrial construction, throughout the southeastern United States.

Mr. Nichols is active in many civic and charitable organizations including the University of Louisville, where he served as a member of the Board of Trustees, the Executive Committee of the Board of Trustees, the Board of Overseers, and the University of Louisville Foundation. Reflecting his commitment to quality education in Kentucky, Mr. Nichols served as Chairman of the Kentucky Council on School Performance Standards, which was charged with the responsibility for development of the academic agenda incorporated into the Kentucky Education Reform Act (“KERA”); a program which has been recognized nationally for innovation in education reform. Mr. Nichols also served on the Steering Committee of the Kentucky Education Technology System, which was created by KERA, and charged with development of a statewide computerized information system linking Kentucky’s public schools. He is a past member and chairman of the Council for Education Technology, a past member of both the Prichard Committee for Academic Excellence and the Partnership for Kentucky Schools, and is a lifetime member of the President’s Society of Bellarmine College.

Mr. Nichols was inducted into the Junior Achievement Kentuckiana Business Hall of Fame in 1989, is a past director and member of the Executive Committee of Greater Louisville Inc., has served on the Governor’s Council on Economic Development, the Board of Directors of both Actors Theater of Louisville and Kentucky Opera, and several other community organizations. Mr. Nichols was a longtime member of the board of the Louisville Regional Airport Authority, serving as both vice-chairman and chairman during his tenure. He was also one of the catalysts behind the major expansion of Louisville International Airport and United Parcel Service’s (UPS) decision to expand their hub and remain in Louisville. In addition, Mr. Nichols was instrumental in the development of Metropolitan College - a program that pays for college or post-high school technical training when combined with part-time jobs at UPS.

We believe Mr. Nichols has the depth and breadth of experience to implement our business strategy, with over 45 years of experience in real estate construction and development. Further, as Chairman of the Board and a director of NTS Corporation, its subsidiaries and affiliates, he has an understanding of the requirements of serving on a public company board and the leadership experience necessary to serve as the Chairman of the Board of Directors.

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Brian F. Lavin, 60. Mr. Lavin has served as the president and chief executive officer of each of NTS Realty Capital and NTS Realty Partners, LLC, as well as a director of NTS Realty Capital, since their formation in 2004. Mr. Lavin also has served as the president of NTS Corporation and NTS Development Company since June 1997 and as president of NTS Mortgage Income Fund from 1999 until its liquidation in 2012. Mr. Lavin was a director of NTS Mortgage Income Fund from 1999 to 2008. He is a licensed real estate broker in Kentucky and certified property manager. Mr. Lavin is a member of the Institute of Real Estate Management, council member of the Urban Land Institute and member of the National Multi-Housing Council. He has served on the boards of directors of the Louisville Science Center, Louisville Ballet, Greater Louisville, Inc., National Multi-Housing Council, Louisville Apartment Association, Louisville Olmstead Parks Conservancy, Inc., and currently serves on the board of overseers for the University of Louisville. Mr. Lavin has a bachelor’s degree in business administration from the University of Missouri.

With over 30 years of commercial real estate experience, we believe Mr. Lavin is well qualified to serve on the Board of Directors. This experience allows him to offer valuable insight and advice with respect to our investments and investment strategies. In addition, with prior experience as an executive officer of a real estate development company, we believe Mr. Lavin is able to direct the attention of the Board of Directors to the critical issues we face. Further, as a director of NTS Realty Capital, its subsidiaries and affiliates, he has an understanding of the requirements of serving on a public company board.

Mark D. Anderson, 58. Mr. Anderson has served as an independent director on NTS Realty Capital’s Board of Directors and as the chairperson of the audit committee since December 2004. Mr. Anderson is the managing member of Anderson Real Estate Capital, LLC, organized by Mr. Anderson in March 2010. Mr. Anderson’s firm provides commercial real estate consulting services and construction and permanent market commercial real estate loans to clients established during his previous twelve years as a commercial real estate banker. From June 2003 to October 2009, Mr. Anderson was senior vice president and region manager for Integra Bank, managing their Louisville, Lexington and Indianapolis commercial real estate lending operations. Prior to joining Integra, Mr. Anderson was vice president and market manager of U.S. Bank’s commercial real estate division in Louisville. Mr. Anderson has originated investment commercial real estate loans in numerous states and offices under his direction have originated mortgage loans totaling in excess of $1.0 billion. Mr. Anderson’s prior experience also includes six years with Paragon Group, a national real estate development and management company headquartered in Dallas, Texas, as Midwest regional controller. Mr. Anderson graduated from Illinois State University in 1978 with a B.S. in Accounting and passed the Uniform Certified Public Accountant examination in 1979.

We believe Mr. Anderson has the experience necessary to assist us in implementing our business strategy as a result of his leadership at Anderson Real Estate Capital, LLC, Integra Bank and U.S. Bank. Mr. Anderson also has over 25 years of investment experience in the commercial real estate industry.

John P. Daly, Sr., 55. Mr. Daly has served as an independent director on NTS Realty Capital’s Board of Directors since December 2004. Mr. Daly is Vice President and Associate General Counsel of YUM! Brands, Inc. (“Yum”), the parent of KFC, Taco Bell and Pizza Hut. He has held this position since 2011. From 1997 to 2010, Mr. Daly served as Corporate Counsel and Assistant Secretary of Yum. Prior to attending law school, he earned his CPA and worked as an accountant for Ernst Whinney. Mr. Daly serves on the board of Maryhurst in Louisville, Kentucky and is active supporting Holy Angels Academy in Louisville and Midtown Center for Boys in Chicago. Mr. Daly holds a B.B.A. Degree in Accounting and a J.D. from the University of Notre Dame.

We believe Mr. Daly is well qualified to serve on the Board of Directors as a result of his experience as Vice President, Associate General Counsel and Assistant Secretary of a Fortune 500 New York Stock Exchange-listed company.

John S. Lenihan, 57. Mr. Lenihan has served as an independent director on NTS Realty Capital’s Board of Directors since December 2004. He is the founder and managing partner of John Lenihan Properties (“JLP”). Formed in 1982, JLP develops and manages industrial warehouse properties around the Louisville International Airport. In addition, Mr. Lenihan is a licensed real estate agent, actively engaged in both residential and commercial brokerage services. He is also founder of Lenihan / Sotheby’s International Realty. Mr. Lenihan graduated from Centre College in 1979 and in 1980 graduated from Manufacturer Hanover Trust Credit Analysis at New York University. He also attended the University of Louisville Graduate Business School from 1992-1993.

We believe Mr. Lenihan is well qualified to serve on the Board of Directors as a result of 30 years of experience in the commercial real estate industry, as well as his experience founding and leading JLP.

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Gregory A. Wells, 55. Mr. Wells has served as the chief financial officer and executive vice president of NTS Realty Capital and as executive vice president of NTS Realty Partners, LLC since January 2005. Mr. Wells served as chief financial officer and senior vice president of NTS Realty Capital and senior vice president of NTS Realty Partners, LLC from the time of their formation until December 2004. He has also served as senior vice president for NTS Corporation, its subsidiaries and affiliates from July 1999 through December 2004. Mr. Wells is currently chief financial officer and executive vice president for NTS Corporation and its subsidiaries and affiliates. Mr. Wells served as the chief financial officer, secretary and treasurer of the NTS Mortgage Income Fund, Inc. from June 2007 until its liquidation in 2012. Mr. Wells served as a director of the Hilliard Lyons Government Fund, Inc., served on its audit committee and was chair of the corporation’s nominating and governance committee from December 2005 to July 2010. Mr. Wells is a certified public accountant, a member of the American Institute of Certified Public Accountants, the Virginia CPA Society, Kentucky Society of CPA’s, and Financial Executives International. Mr. Wells holds a bachelor’s degree in business administration from George Mason University. He currently serves on the Board of the Lincoln Heritage Boy Scout Council. Mr. Wells previously served on the Board of Directors of The Family Place and chaired its building committee. In 2009, Mr. Wells received a CFO of the Year Award from Business Journal Publications, Inc. Mr. Wells was nominated to receive a 2011 CFO of the Year Award from Business Journal Publications, Inc. Prior to joining NTS, Mr. Wells served as Senior Vice President and Chief Financial Officer of Hokanson Companies, Inc. an Indianapolis-based property management and development firm. Prior to that Mr. Wells was the Chief Operating Officer of Executive Telecom System, Inc., a subsidiary of The Bureau of National Affairs, Inc.

Each executive officer of NTS Realty Capital is appointed annually by the Board of Directors and serves until the earlier of the time a successor is elected by the Board of Directors or his or her resignation or removal. There are no family relationships between any director and executive officer of NTS Realty Capital.

Director Independence

As required by our governing documents and NYSE MKT requirements, a majority of the Board of Directors must be “independent.” According to guidelines adopted by the Board of Directors, a director will not be considered independent if, within the last three years:

•	we employed the director as an executive officer for more than one year or as an employee for any period;
•	a member of the director’s immediate family was an executive officer;
•	the director or an immediate family member received more than $120,000 per year in direct compensation from us (excluding amounts paid in the form of director and committee fees);
•	the director or an immediate family member was a current partner of our external auditor or was a partner or employee of our predecessors’ external auditor during the past three years;
•
one of our executive officers serves or served on the compensation committee of another company that employs the director as an executive officer or that employs an immediate family member of the director as an executive officer;

•
the director was an executive officer or employee, or an immediate family member was an executive officer or employee, of a company that made payments to, or received payments from, us which exceeded the greater of 5% of the company’s gross revenues for that year or $200,000 in any of the most recent three fiscal years; or

•
the director was affiliated, directly or indirectly, with NTS Development Company, or any of its affiliates, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or director of NTS Development Company or any of its affiliates.

In accordance with the above requirements, the Board of Directors has determined that the following directors are “independent” — Messrs. Anderson, Daly and Lenihan.

Committees of the Board of Directors

Audit Committee - The Board of Directors has formed a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The audit committee, comprised of our three independent directors, Messrs. Anderson, Daly and Lenihan, assists the Board of Directors in fulfilling its oversight responsibility relating to: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent registered public accountants; (4) the performance of our internal audit function and independent registered public accountants; (5) the accounting

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and financial reporting processes and systems of internal accounting; and (6) the evaluation of our risk issues. The Board of Directors has determined that Mr. Anderson qualifies as an “audit committee financial expert” as defined by the SEC and that each member of the committee is independent in accordance with the standards set forth in the Audit Committee’s Charter and the NYSE MKT’s corporate governance rules.

Special Committee - In addition to the audit committee, in 2013, the Board of Directors had a Special Committee. The Special Committee was formed in September 2012 to consider a proposal we received on August 21, 2012 from Mr. J.D. Nichols, our founder and Chairman, and Mr. Brian Lavin, our President and Chief Executive Officer, to acquire all of our outstanding Units excluding, those Units beneficially owned by them, for $5.25 per Unit, in cash. Messrs. Anderson (Chairman), Lenihan and Daly served on the Special Committee. From September 2012 to December 2013, the Special Committee, among other things, analyzed, evaluated and negotiated the initial going private offer and potential alternative transactions as well as the Original Merger Agreement and the Settlement Agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each of NTS Realty Capital’s directors and officers as well as all individuals beneficially owning more than 10% of our Units to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our Units with the SEC. (For the identity of individuals known to us to beneficially own more than 10% of our Units, see disclosures made under “Part III, Item 12 Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” hereof). These officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2013, or written representations that no additional forms were required, we believe that all of such officers and directors and persons that beneficially own more than 10% of our outstanding Units complied with these filing requirements in 2013.

Code of Conduct and Ethics

The Board of Directors has adopted a Code of Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors and officers. The Code of Conduct establishes policies and procedures that the board believes promote the highest standards of integrity, compliance with the law and personal accountability. Our Code of Conduct is posted on our website at www.ntsdevelopment.com. In addition, a printed copy of the Code of Conduct is available to any of our limited partners at no cost by writing us at 600 North Hurstbourne Parkway, Suite 300, Louisville, Kentucky 40222, Attention: Rita Martin, Manager of Investor Services.

ITEM 11 — EXECUTIVE COMPENSATION

Executive Compensation

Board of Directors Report on Compensation

The following report of the Board of Directors does not constitute “soliciting material” and should not be deemed “filed” with the SEC or incorporated by reference into any other filing we make under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

NTS Realty’s Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis set forth below (“CD&A”). Based on the Board’s review of the CD&A and the Board’s discussions of the CD&A with management, the Board has approved that the CD&A be included herein.

The Board of Directors
Mark D. Anderson
John P. Daly
Brian F. Lavin
John S. Lenihan
J.D. Nichols

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Compensation Discussion and Analysis

As is commonly the case with publicly traded limited partnerships, we are managed by the directors and officers of our managing general partner, NTS Realty Capital. In addition, NTS Development Company, or its affiliate, NTS Management Company, both affiliates of our managing general partner, manage our real properties pursuant to the terms of various management agreements with us. All of our property management personnel are employees of NTS Development Company. These officers and employees are compensated for their services by NTS Development Company, in part for their service to us, but do not receive any compensation directly from us. We reimburse NTS Development Company for a portion of the compensation it pays to its officers and employees, except Messrs. Nichols and Lavin, based on the amount of time they spend on our behalf. Pursuant to the terms of our partnership agreement, Messrs. Nichols and Lavin receive no compensation from either NTS Development Company or us for services rendered on our behalf. During 2013, we reimbursed NTS Development Company an aggregate of approximately $244,789 with respect to the compensation it paid to Mr. Gregory Wells, NTS Realty Capital’s only executive officer other than Mr. Lavin.

If we determine to compensate directly the named executive officers of our managing general partner in the future, the Board of Directors will review all forms of compensation and approve any and all Unit option grants, warrants, Unit appreciation rights and other current or deferred compensation payable with respect to the current or future value of our Units.

Executive Officers

Each executive officer of NTS Realty Capital is appointed annually by the Board of Directors and serves until the earlier of the time a successor is appointed or his or her resignation or removal. The executive officers may be terminated at any time. For information concerning the background and business experience of Messrs. Lavin and Wells, see information included in “Part III, Item 10 — Directors, Executive Officers and Corporate Governance” herein.

Compensation Committee Interlocks and Insider Participation

None of our managing general partner’s officers, or the officers or employees of our affiliates, participated in the deliberations of the Board of Directors concerning executive officer compensation during the year ended December 31, 2013. In addition, during the year ended December 31, 2013, none of our managing general partner’s executive officers served as a director or a member of the compensation committee of any other entity that has one or more executive officers serving as a member of our managing general partner’s board of directors.

Independent Director Compensation

During 2013, each of our independent directors received $36,000 in compensation, either in cash, Units or a combination of both. Each independent director was allowed to decide how to receive his compensation and agreed to such terms for a period of one year. The independent directors who chose to receive Units elected to defer receipt of those Units until a later date. The chairperson of our audit committee, Mr. Anderson, received an additional $10,000 cash fee for service as Chair of the Audit Committee. In addition, each independent director was reimbursed by us for any out-of-pocket expenses in connection with attending meetings of the board or audit committee. Messrs. Lavin and Nichols, our managing general partner’s non-independent directors, are not entitled to any compensation for their service on the Board.

In September 2012, the Board of Directors formed a special committee of the board (the “Special Committee”) to consider a proposal we received on August 21, 2012 from Mr. J.D. Nichols, our founder and Chairman, and Mr. Brian Lavin, our President and Chief Executive Officer, to acquire all of our outstanding Units, excluding those Units beneficially owned by them, for $5.25 per Unit, in cash. Messrs. Anderson (Chairman), Lenihan and Daly served on the Special Committee. The Special Committee, among other things, analyzed, evaluated and negotiated the initial going private offer and potential alternative transactions as well as the Original Merger Agreement and the Settlement Agreement. As compensation for serving on the Special Committee, from September 2012 to December 2013, each member of the Special Committee received compensation of $500 per meeting of the Special Committee. Also commencing September 12, 2012 and ending in December 2013, Mr. Anderson received compensation of $6,500 per month for service as chairman of the Special Committee and Messrs. Lenihan and Daly each received compensation of $5,000 per month for service as members of the Special

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Committee. During 2013, Messrs. Anderson, Lenihan and Daly and were paid $80,000, $63,500 and $63,000, respectively, for their service on the Special Committee.

The following table further summarizes compensation paid to the independent directors during 2013:

	Fees Earned in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mark Anderson (2)	126,000	-	-	-	-	-	126,000
John Daly (2)	99,500	-	-	-	-	-	99,500
John Lenihan (2)	63,000	36,000	-	-	-	-	99,000

(1)
Pursuant to the NTS Realty Capital Directors Deferred Compensation Plan, Mr. Lenihan deferred receipt of some or all of our Units in 2013 until the earliest of: (1) the date of his death; (2) the date he becomes “disabled” (as that term is defined in Section 409A(a)(2)(C) of the Internal Revenue Code of 1986, as amended (the “Code”)); or (3) the date that is thirty (30) days, or six (6) months if required by Section 409A(a)(2)(B)(i) of the Code, after the date of his “separation of service” (as that term is defined in Section 409A(a)(s)(A)(i) of the Code). During 2013, Mr. Anderson and Mr. Daly chose to receive all of their director compensation in cash.

(2)	Amount of fees earned also includes fees paid pursuant to service on the Special Committee as discussed in this section, “Independent Director Compensation.”

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ITEM 12 — SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Principal Unit Holders

Limited Partnership Units Owned by Certain Beneficial Owners and Management

The following table shows, as of February 28, 2014 the amount of Units beneficially owned by: (1) persons that beneficially own more than 5.0% of our outstanding Units; (2) each of the directors and executive officers of NTS Realty Capital; and (3) the directors and executive officers of NTS Realty Capital as a group.

Name (1)	Amount Beneficially Owned		Deferred Units (2)	Percentage Beneficially Owned
Mark D. Anderson	-		12,510	*
John P. Daly	1,000		26,733	*
Brian F. Lavin	17,966	(3)	11,554	*
John S. Lenihan	-		46,687	*
J.D. Nichols	6,847,887	(4)	-	61.72	% (4)
Gregory A. Wells	1,000		11,554	*
NTS Realty Capital, Inc.	-		-	*
NTS Realty Partners, LLC	714,491	(5)	-	6.44	% (5)
All directors/executive officers	6,867,853	(6)	109,038	62.88	% (6)

*Less than one percent (1%)

(1)	The address for each of the persons and entities listed above is: 600 North Hurstbourne Parkway, Suite 300, Louisville, Kentucky 40222.

(2)
Pursuant to the NTS Realty Capital Directors Deferred Compensation Plan, Mr. Lenihan deferred receipt of some or all of our Units in 2013. Pursuant to the NTS Realty Capital Officers Deferred Compensation Plan, our managing general partner’s executive officers deferred the receipt of Units that the board of directors granted to them during 2007-2013 as additional compensation for their services. In general, receipt of these Units are deferred until the earliest of: (i) the date of the holder’s death; (ii) the date the holder becomes “disabled” (as such term is defined in Section 409A(a)(2)(C) of the Internal Revenue Code of 1986, as amended (the “Code”)); or (iii) the date that is thirty (30) days, or six (6) months if required by Section 409A(a)(2)(B)(i) of the Code, after the date of the holder’s “separation of service” (as such term is defined in Section 409A(a)(2)(A)(i) of the Code) from our managing general partner. At that time, our managing general partner’s board of directors may provide the holder with Units or the equivalent value in cash. During 2013, Mr. Anderson and Mr. Daly chose to receive all of their director compensation in cash.

(3)	These Units are owned directly by Brickwood, LLC, of which Mr. Lavin is the manager.

(4)
These Units are owned of record by Mr. Nichols and certain of his affiliates, including Zelma Nichols (his spouse), Kimberly Ann Nichols (his daughter), trusts for the benefit of his children and other descendants, ORIG, LLC (of which he is the manager), Ocean Ridge Investments, Ltd. (of which he is sole director of its general partner), BKK Financial, Inc. (the general partner of Ocean Ridge Investments, Ltd., owned by Mr. Nichols and Kimberly Nichols), and NTS Realty Partners, LLC (of which he is the manager).

(5)	The Units owned of record by NTS Realty Partners, LLC are non-voting Units.

(6)	If all of the deferred Units were issued (109,038 in total), the directors and executive officers would beneficially own 6,976,891 Units, which is 62.88% of the total Units outstanding.

Change in Control

There is no arrangement known to NTS Realty at this time, including any pledge of NTS Realty’s securities by any person, the operation of which may result in a change in control of NTS Realty.

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ITEM 13 — CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

We do not have any employees. NTS Development Company or its affiliate, NTS Management Company (“NTS Development”), affiliates of our general partners, oversee and manage the day-to-day operations of our properties pursuant to various management agreements. Pursuant to these agreements, NTS Development receives fees for a variety of services performed for our benefit. NTS Development receives fees under separate management agreements for each of our consolidated and unconsolidated joint venture properties and our properties owned as a tenant in common with an unaffiliated third party, as well as properties owned by our wholly-owned subsidiaries. Property management fees are paid in an amount equal to 5% of the gross collected revenue from our wholly-owned properties, consolidated joint venture properties and properties owned by our wholly-owned subsidiaries. Fees are paid in an amount equal to 3.5% of the gross collected revenue from our unconsolidated properties owned as a tenant in common with an unaffiliated third party. We are the beneficiary of a preferential ownership interest, disproportionately greater than our initial cash investment in each property owned as a tenant in common with an unaffiliated third party. Construction supervision fees are generally paid in an amount equal to 5% of the costs incurred which relate to capital improvements and significant repairs. Also pursuant to the management agreements, NTS Development receives commercial leasing fees equal to 4% of the gross rental amount for new leases and 2% of the gross rental amount for new leases in which a broker is used and for renewals or extensions. Disposition fees are paid to NTS Development in an amount of 1% to 4% of the aggregate sales price of a property pursuant to our management agreements and up to a 6% fee upon disposition of our properties owned as a tenant in common with an unaffiliated third party under their respective management agreements. NTS Development has agreed to accept a lower management fee for the properties we own as a tenant in common with an unaffiliated third party in exchange for a larger potential disposition fee. NTS Development is reimbursed its actual costs for services rendered to NTS Realty.

In 2005 and 2009 the independent directors engaged an independent nationally recognized real estate expert (the “Expert”) to assist them in their review of the various management agreements between us and NTS Development. The Expert made suggestions as to the types and amounts of fees and reimbursements to be included in the management agreements and assisted in the drafting and amending of the management agreements. The management agreements in effect at December 31, 2013 renew annually unless terminated pursuant to their terms. The independent directors review the management agreements periodically.

Beginning June 1, 2012, NTS Development Company leased 17,843 square feet of office space in 600 North Hurstbourne at a rental rate of $21.50 per square foot. The average per square foot rental rate for similar office space in 600 North Hurstbourne as of December 31, 2013 was $22.19 per square foot. NTS Development Company also leased 1,902 square feet of storage space in NTS Center at a rental rate of $5.50 per square foot. We recognized rents of approximately $10,000 from NTS Development Company for the year ended December 31, 2013.

On December 27, 2012, we entered into the Original Merger Agreement with NTS Realty Capital, NTS Merger Parent, LLC (“Parent”), an entity controlled by our founder and Chairman, J.D. Nichols, and our President and Chief Executive Officer, Brian F. Lavin, and NTS Merger Sub, LLC (“Merger Sub”, and together with Mr. Nichols, Mr. Lavin, Parent and certain of their respective affiliates, the “Purchasers”), a wholly-owned subsidiary of Parent. The Original Merger Agreement contemplated that Merger Sub would have merged with and into us and we would have continued as the surviving entity. If the merger contemplated by the Original Merger Agreement would have been consummated, after the Merger, all of our Units other than Units owned by the Purchasers, would have been cancelled and converted automatically into the right to receive a cash payment equal to $7.50 per Unit. The Original Merger Agreement, however, was terminated by the Special Committee on October 18, 2013 and the merger was not completed.

On February 25, 2014, NTS Realty and NTS Realty Capital entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Parent and Merger Sub. The merger contemplated by the Merger Agreement is being undertaken in accordance with the terms of that certain Stipulation and Agreement of Compromise, Settlement and Release dated as of February 4, 2014 (the “Settlement Agreement”) entered into in the matter Stephen J. Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452 (the “Kentucky Action”), pending in Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”). The Settlement Agreement provides, subject to satisfaction of the conditions set forth therein, for the full and complete compromise, settlement, release and dismissal of the Kentucky Action as well as the class action lawsuit pending in the Delaware Court of Chancery under the

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consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. C.A. No. 8302-VCP (the “Delaware Action” and with the Kentucky Action, the “Actions”).

The Court granted its preliminary approval of the Settlement Agreement on February 5, 2014. Completion of the merger, however, is conditioned upon satisfaction of conditions set forth in the Merger Agreement and the Settlement Agreement. One such condition is that the Court hold a final fairness settlement hearing and, after holding such hearing, grant its final approval of the Settlement Agreement. Additionally, the Merger Agreement provides that it may be terminated for various reasons including if the conditions for completing the merger are not satisfied on or before September 30, 2014. There can be no assurance that the conditions to the completion of the merger, many of which are out of our control, will be satisfied by the September 30, 2014 deadline, if at all.

If the merger is completed, Merger Sub will merge with and into NTS Realty, with NTS Realty being the surviving entity and, at the closing of the merger, each of our outstanding Units (other than those Units owned by the Purchasers) will be cancelled and converted automatically into the right to receive, in cash, consideration equal to: (i) $7.50 per Unit plus (ii) a pro rata share of a settlement fund of $7,401,487 (representing settlement consideration of $1.75 per Unit) less fees and expenses of plaintiffs’ counsel and an incentive award, if any, payable to the named plaintiffs in the case, as awarded by the Court. At or prior to the effective time of the merger, Parent and Merger Sub, or their affiliates, will pay the aggregate merger consideration (estimated to be $41 million) to Wells Fargo Shareowner Services, as paying agent of the merger consideration.

If the merger is completed under the terms of the Merger Agreement, after the merger, NTS Realty would be owned by the Purchasers and would become a privately-owned company. Additionally, our Units would be de-listed from trading on the NYSE MKT and the registration of our Units under Section 12 of the Exchange Act would be terminated.

Policies and Procedures with Respect to Related Party Transactions

Our partnership agreement provides that each contract or transaction that we enter into with our managing general partner or its affiliates must be on terms no less favorable to us than those generally being provided to or available from third parties. In general, no such contract or transaction may be effective until after the material terms of the contract or transaction are disclosed to, or are known by, our managing general partner’s board of directors and the board authorizes the contract or transaction by the affirmative vote of a majority of the board’s independent directors.

Director Independence

As required by our governing documents and NYSE MKT requirements, a majority of our Board of Directors are “independent.” Our independent directors include Messrs. Anderson, Daly and Lenihan. Our audit committee is comprised solely of our independent directors. Additionally, the Special Committee was comprised solely of our independent directors. For more information concerning our directors, Board of Director committees and director independence standards, see “Part III, Item 10 — Directors, Executive Officers and Corporate Governance” herein.

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ITEM 14 — PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees to Independent Registered Public Accountants

The following table presents fees for professional services rendered by BKD, LLP for audit of our financial statements for years ended December 31, 2013 and 2012, together with tax services performed by Ernst & Young LLP for the years ended December 31, 2013 and 2012, respectively.

	Fiscal Year Ended December 31,
Description	2013	2012
Audit Fees (1)	$271,500	$265,500
Audit Related Fees (2)	-	-
Tax Fees (3)	140,000	140,000
All Other Fees (4)	-	-

TOTAL	$411,500	$405,500

(1)
Audit fees include fees associated with the annual audit of our financial statements, as well as the review of quarterly reports on Form 10-Q. Audit fees also include fees associated with audit requirements related to various registration statement filings.

(2)	Audit related fees include fees paid for planning in connection with Section 404 of the Sarbanes-Oxley Act.

(3)	Tax fees include fees paid to Ernst & Young LLP for tax planning, tax return preparation and related tax assistance.

(4)	There were no other services or fees provided.

Approval of Services and Fees

Our audit committee has reviewed and approved all of the fees charged by BKD, LLP and Ernst & Young LLP, and actively monitors the relationship between audit and non-audit services provided by BKD, LLP. The audit committee concluded that all services rendered by BKD, LLP and Ernst & Young LLP to us during the years ended December 31, 2013 and 2012, respectively, were consistent with maintaining BKD, LLP and Ernst & Young LLP’s independence. Accordingly, the audit committee has approved all such services provided by BKD, LLP and Ernst & Young LLP. As a matter of policy, we will not engage our primary independent registered public accountants for non-audit services other than “audit related services,” as defined by the SEC, certain tax services, and other permissible non-audit services as specifically approved by the chairperson of the audit committee and presented to the full committee at its next regular meeting.

Under the policy, the audit committee must pre-approve all services provided by the company’s independent registered public accountants and the fees charged for these services including an annual review of audit fees, audit related fees, tax fees and other fees with specific dollar value limits for each category of service. During the year, the committee will periodically monitor the levels of fees charged by BKD, LLP and compare these fees to the amounts previously approved. The audit committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the audit committee for approval.

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PART IV

ITEM 15 — EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

1 - Financial Statements

The financial statements along with the report from BKD, LLP dated March 14, 2014, appear in Part II, Item 8. The following schedules should be read in conjunction with those financial statements.

2 - Financial Statement Schedules

Schedules	Page No.
Report of Independent Registered Public Accounting Firm on Financial Statement Schedules	79
Schedule II — Valuation and Qualifying Accounts	80
Schedule III — Real Estate and Accumulated Depreciation	81-82

All other schedules have been omitted because they are not applicable, are not required or because the required information is included in the financial statements or notes thereto.

3 - Exhibits

Exhibit No.
2.01	Agreement and Plan of Merger by and among NTS Realty Holdings Limited Partnership, NTSProperties III, NTS-Properties IV, NTS-Properties V, a Maryland limited partnership, NTS-Properties VI, a Maryland limited partnership and NTS-Properties VII, Ltd., dated February 3, 2004	(3)

2.02	Contribution Agreement by and between NTS Realty Holdings Limited Partnership and ORIG, LLC, dated February 3, 2004	(3)

2.03	Agreement and Plan of Merger by and among NTS Realty Holdings Limited Partnership, NTS Realty Capital, Inc., NTS Merger Parent, LLC and NTS Merger Sub, LLC dated December 27, 2012 (and terminated October 18, 2013)	(18)

2.04	Agreement and Plan of Merger by and among NTS Realty Holdings Limited Partnership, NTS Realty Capital, Inc., NTS Merger Parent, LLC and NTS Merger Sub, LLC, dated February 24, 2014	(20)

3.01	Certificate of Limited Partnership of NTS Realty Holdings Limited Partnership	(1)

3.02	Amended and Restated Agreement of Limited Partnership of NTS Realty Holdings Limited Partnership, dated as of December 29, 2005	(7)

3.03	Certificate of Incorporation of NTS Realty Capital, Inc.	(8)

3.04	By-Laws of NTS Realty Capital, Inc.	(2)

10.01	Amended and Restated Management Agreement between NTS Realty Holdings Limited Partnership and NTS Development Company, dated as of December 29, 2005	(6)

10.02	Form of Lease Agreement between NTS Realty Holdings Limited Partnership and SHPS, Inc.	(4)

10.03	Purchase and Sale Agreement between NTS Realty Holdings Limited Partnership and Investors Capital Mortgage Group, Inc., dated September 30, 2005 (Golf Brook Apartments)	(5)

10.04	Purchase and Sale Agreement between NTS Realty Holdings Limited Partnership and Investors Capital Mortgage Group, Inc., dated September 30, 2005 (Sabal Park Apartments)	(5)

10.05	Agreement for Purchase and Sale between Schaedle Worthington Hyde Properties, L.P. and NTS Realty Holdings Limited Partnership, dated November 1, 2005 (The Grove at Richland Apartments and The Grove at Whitworth Apartments)	(5)

10.06	Agreement for Purchase and Sale between Schaedle Worthington Hyde Properties, L.P. and NTS Realty Holdings Limited Partnership, dated November 1, 2005 (The Grove at Swift Creek Apartments)	(5)

10.07	Purchase and Sale Agreement between AMLI at Castle Creek, L.P. and AMLI Residential Properties, L.P. and NTS Realty Holdings Limited Partnership, dated February 7, 2006 (Castle Creek Apartments and Lake Clearwater Apartments)	(5)

10.08	Unconditional and Continuing Guaranty by NTS Realty Holdings Limited Partnership in favor of National City Bank, dated March 23, 2006	(5)

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Exhibit No.
10.09	Amended and Restated Master Loan Agreements between NTS Realty Holding Limited Partnership and The Northwestern Mutual Life Insurance Company and between NTS Realty Holdings Limited Partnership and National City Bank, dated October 4, 2006	(9)

10.10	Purchase and Sale Agreement between NTS Realty Holdings Limited Partnership and Meridian Realty Investments, LLC, dated November 10, 2006 (Springs Medical Office Center)	(10)

10.11	Purchase and Sale Agreement between NTS Realty Holdings Limited Partnership and Meridian Realty Investments, LLC, dated November 10, 2006 (Springs Office Center)	(10)

10.12	Purchase and Sale Agreement between NTS Realty Holdings Limited Partnership together with Overlook Associates, LLC and The Northwestern Mutual Life Insurance Company, dated December 8, 2006 (The Overlook at St. Thomas Apartments)	(11)

10.13	Purchase and Sale Agreement between NTS Realty Holdings Limited Partnership together with Creek’s Edge Investors, LLC and CG Stony Point, LLC, dated June 20, 2007 (Creek’s Edge at Stony Point Apartments)	(12)

10.14	Purchase and Sale Agreement between NTS Realty Holdings Limited Partnership and Ascent Properties, LLC, dated August 1, 2007 (The Office Portfolio)	(13)

10.15	Purchase and Sale Agreement between NTS Realty Holdings Limited Partnership and Colonial Realty Limited Partnership and Colonial Properties Services, Inc., dated June 11, 2008 (Shelby Farms Apartments)	(14)

10.16	Purchase and Sale Agreement between NTS Realty Holdings Limited Partnership and 302 Sabal Park Place Longwood, LLC and 385 Golf Brook Circle Longwood, LLC dated April 10, 2009 (Sabal Park Apartments and Golf Brook Apartments)	(15)

10.17	Purchase and Sale Agreement between NTS Realty Holdings Limited Partnership and Corac, LLC, dated December 23, 2010 (Lakes Edge Apartments)	(16)

10.18	Mortgage, Security Agreement and Fixture Filing, dated as of April 20, 2011, by Lakes Edge Apartments, LLC to Metlife Bank, N.A., a national banking association	(17)

10.19	Promissory Note, made as of April 20, 2011, by Lakes Edge Apartments, LLC to Metlife Bank, N.A., a national banking association	(17)

10.20	Guaranty Agreement, dated as of April 20, 2011, by NTS Realty Holdings Limited Partnership for the benefit of Metlife Bank, N.A., a national banking association	(17)

10.21	Voting and Support Agreement dated as of December 27, 2012 by and among J. D. Nichols, Brian Lavin, NTS Realty Capital, Inc., NTS Realty Partners, LLC, ORIG, LLC, Ocean Ridge Investments, Ltd., BKK Financial, Inc., The J. D. Nichols Irrevocable Trust for my Daughters, The J.D. Nichols Irrevocable Trust for my Grandchildren, Kimberly Ann Nichols, Zelma Nichols, Brickwood, LLC and NTS Realty Holdings Limited Partnership	(18)

10.22	Stipulation and Agreement of Compromise, Settlement and Release among NTS Realty Holdings Limited Partnership, NTS Realty Capital, Inc., NTS Parent, LLC, J.D. Nichols, Brian F. Lavin, Mark Anderson, John Daly, Sr., John Lenihan, Plaintiffs in the Delaware action dated February 4, 2014	(19)

14.01	Code of Conduct and Ethics of NTS Realty Holdings Limited Partnership, adopted as of December 28, 2004	(4)

21.01	Subsidiaries of NTS Realty Holdings Limited Partnership	(21)

31.1	Certification of Chief Executive Officer Pursuant to Rule 13a-14(a) and Rule 15d-14(a) of the Securities Exchange Act, as amended	(21)

31.2	Certification of Chief Financial Officer Pursuant to Rule 13a-14(a) and Rule 15d-14(a) of the Securities Exchange Act, as amended	(21)

32.1	Certification of Chief Executive Officer Pursuant to U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002	(21)

32.2	Certification of Chief Financial Officer Pursuant to U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002	(21)

99.01	Form of Lock-Up Agreement by and between NTS Realty Holdings Limited Partnership and each of the executive officers of NTS Realty Capital, Inc.	(1)

99.02	Registration Statement on Form S-4/A (Amendment No. 5), as filed by the Registrant with the Securities and Exchange Commission on October 27, 2004	(3)

101
The following financial information from our Annual Report on Form 10-K for the years ended December 31, 2013, 2012 and 2011, filed with the Securities and Exchange Commission on March 14, 2014, is formatted in Extensible Business Reporting Language (“XBRL”): (i) Consolidated Balance Sheets, (ii) Consolidated Statement of Equity, (iii) Consolidated Statements of Operations, (iv) Consolidated Statements of Cash Flows, (v) Notes to Consolidated Financial Statements (tagged as blocks of text).
		(21) (22)

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(1)	Incorporated by reference to the Registrant’s Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on February 4, 2004
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form S-4/A (Amendment No. 1), as filed with the Securities and Exchange Commission on June 18, 2004
(3)	Incorporated by reference to the Registrant’s Registration Statement on Form S-4/A (Amendment No. 5), as filed with the Securities and Exchange Commission on October 27, 2004
(4)	Incorporated by reference to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on March 31, 2005
(5)	Incorporated by reference to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on April 3, 2006
(6)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on April 17, 2006
(7)	Incorporated by reference to the Registrant’s Information Statement on Form DEF 14C, as filed with the Securities and Exchange Commission on May 9, 2006
(8)	Incorporated by reference to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on May 15, 2006
(9)	Incorporated by reference to the Registrant’s Current Report on Form 8-K/A, as filed with the Securities and Exchange Commission on October 23, 2006
(10)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on February 14, 2007
(11)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on March 16, 2007
(12)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on August 17, 2007
(13)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on May 1, 2008
(14)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on June 27, 2008
(15)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on June 16, 2009
(16)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on December 23, 2010
(17)	Incorporated by reference to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, as filed with the Securities and Exchange Commission on August 8, 2011
(18)	Incorporated by reference to the Registrant’s Current Report on Form 8-K as filed by the Securities and Exchange Commission on December 27, 2012
(19)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on February 7, 2014
(20)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on February 25, 2014
(21)	Filed herewith
(22)
The XBRL related information in Exhibit 101 to this Annual Report on Form 10-K shall not be deemed “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liability of that section and shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON
FINANCIAL STATEMENT SCHEDULES

Board of Directors
NTS Realty Capital, Inc., Managing General Partner of
NTS Realty Holdings Limited Partnership
Louisville, Kentucky

In connection with our audit of the consolidated financial statements of NTS Realty Holdings Limited Partnership (Partnership) for each of the years in the three-year period ended December 31, 2013, we have also audited the following financial statement schedules. These financial statement schedules are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits of the basic financial statements. The schedules are presented for purposes of complying with the Securities and Exchange Commission’s rules and regulations and are not a required part of the consolidated financial statements.

In our opinion, the financial statement schedules referred to above, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.

/s/ BKD, LLP
Louisville, Kentucky
March 14, 2014

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NTS REALTY HOLDINGS LIMITED PARTNERSHIP
SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

		Additions
Description	Balance at Beginning of Period	Charges to Costs and Expenses	Charges to Other Accounts	Deductions (1)	Balance at End of Period

Allowance for doubtful accounts, deducted from accounts receivable in the balance sheet:
2013	$81,163	$394,940	$-	$322,367	$153,736
2012	$214,585	$342,019	$-	$475,441	$81,163
2011	$397,627	$493,575	$-	$676,617	$214,585

(1)	Deductions, representing uncollectible accounts written off, less recoveries of accounts written off.

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NTS REALTY HOLDINGS LIMITED PARTNERSHIP
SCHEDULE III-REAL ESTATE AND ACCUMULATED DEPRECIATION
AS OF DECEMBER 31, 2013

		Initial Cost		Cost Capitalized Subsequent to Acquisition		Total Amounts at End of Period			Accumulated
Property Description	Encumbrances	Land	Buildings and Improvements	Land	Buildings and Improvements	Land	Buildings and Improvements	Total (1)	Depreciation (2)	Year Constructed
Commercial
Clarke American Checks (3)	$768,881	$521,736	$2,165,877	$-	$7,698	$521,736	$2,173,575	$2,695,311	$1,109,049	2000
Lakeshore Business Center Phase I (4)	-	2,128,882	3,661,323	30,441	3,497,556	2,159,323	7,158,879	9,318,202	3,318,734	1986
Lakeshore Business Center Phase II (4)	-	3,171,812	3,772,955	42,248	2,212,975	3,214,060	5,985,930	9,199,990	2,675,109	1989
Lakeshore Business Center Phase III (4)	-	1,264,136	3,252,297	10,143	215,012	1,274,279	3,467,309	4,741,588	1,710,866	2000
NTS Center (5)	-	1,074,010	2,977,364	18,318	1,699,635	1,092,328	4,676,999	5,769,327	2,355,500	1977
Peachtree Corporate Center (5)	-	1,417,444	3,459,185	17,719	1,539,729	1,435,163	4,998,914	6,434,077	2,703,362	1979

Multifamily
Castle Creek Apartments (6)	13,130,689	3,262,814	23,538,500	63,780	474,530	3,326,594	24,013,030	27,339,624	10,161,848	1999
Golf Brook Apartments (6)	13,954,358	5,256,894	14,058,671	164,242	1,093,257	5,421,136	15,151,928	20,573,064	5,495,031	1987
Lake Clearwater Apartments (6)	10,763,479	2,778,541	20,064,789	108,515	455,374	2,887,056	20,520,163	23,407,219	8,581,299	1999
Lakes Edge Apartments (7)	24,493,068	8,063,103	28,696,577	182,029	763,779	8,245,132	29,460,356	37,705,488	6,572,469	2000
Park Place Apartments (6)	28,940,435	5,181,522	21,082,464	287,092	1,576,343	5,468,614	22,658,807	28,127,421	8,571,486	1987
Sabal Park Apartments (6)	9,172,853	3,974,383	8,885,511	71,094	544,321	4,045,477	9,429,832	13,475,309	3,605,547	1986
Parks Edge Apartments (7)	25,632,035	5,625,335	34,989,698	349,715	498,532	5,975,050	35,488,230	41,463,280	13,379,101	1997
The Grove at Richland Apartments (6)	25,514,833	11,372,241	34,321,460	97,855	605,052	11,470,096	34,926,512	46,396,608	15,182,670	1998
The Grove at Swift Creek Apartments (6)	15,918,421	5,524,124	21,626,475	48,075	481,238	5,572,199	22,107,713	27,679,912	11,354,385	2000
The Grove at Whitworth Apartments (6)	26,152,704	11,973,900	32,220,180	272,733	530,862	12,246,633	32,751,042	44,997,675	14,921,579	1994
The Lakes Apartments (6)	10,498,507	2,636,790	13,187,093	111,626	425,729	2,748,416	13,612,822	16,361,238	6,815,422	1992
The Lofts at the Willows of Plainview	-	-	-	482,718	-	482,718	-	482,718	-	N/A
The Willows of Plainview Apartments (6)	16,934,289	3,015,448	10,947,276	194,562	1,389,727	3,210,010	12,337,003	15,547,013	4,179,459	1985
Willow Lake Apartments (6)	10,342,957	2,555,062	8,368,028	186,313	1,064,208	2,741,375	9,432,236	12,173,611	3,603,389	1985

Retail
Bed, Bath & Beyond (5)	-	734,860	2,290,252	-	-	734,860	2,290,252	3,025,112	841,010	1999
Springs Station (5)	-	427,465	978,892	-	210,754	427,465	1,189,646	1,617,111	562,748	2001

Non-Segment
NTS Realty Holdings Limited Partnership (4) (5)	23,589,719	-	-	-	-	-	-	-	-	N/A
	$255,807,228	$81,960,502	$294,544,867	$2,739,218	$19,286,311	$84,699,720	$313,831,178	$398,530,898	$127,700,063

(1)	Aggregate cost of real estate for tax purposes is approximately $292,380,831.
(2)
Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which are generally 5-30 years for land improvements, 7-30 years for buildings and improvements and 5-30 years for amenities. Tenant improvements are generally depreciated over the life of the respective tenant lease.

(3)	Mortgage held by an insurance company secured by certain land and a building.
(4)	$19,164,602 mortgage held by Lakeshore Business Center Phases I, II, and III.
(5)	$4,425,117 mortgage held by a bank secured by NTS Center, Peachtree Corporate Center, Bed Bath & Beyond and Springs Station.
(6)	Mortgage held by Federal Home Loan Mortgage Corporation secured by certain land, buildings and amenities.
(7)	Mortgage held by a bank secured by certain land, buildings and amenities.

81

NTS REALTY HOLDINGS LIMITED PARTNERSHIP
SCHEDULE III-REAL ESTATE AND ACCUMULATED DEPRECIATION
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

	Real Estate	Accumulated Depreciation

Balances on January 1, 2011	390,247,436	76,733,767

Additions during period:
Improvements	4,829,961	-
Depreciation (1)	-	17,921,778

Deductions during period:
Retirements	(471,039)	(284,270)

Balances on December 31, 2011	394,606,358	94,371,275

Additions during period:
Improvements	3,147,423	-
Depreciation (1)	-	17,768,126

Deductions during period:
Retirements	(691,550)	(460,765)

Balances on December 31, 2012	397,062,231	111,678,636

Additions during period:
Improvements	1,727,320	-
Depreciation (1)	-	16,162,912

Deductions during period:
Retirements	(258,653)	(141,485)

Balances on December 31, 2013	$398,530,898	$127,700,063

(1)
The additions charged to accumulated depreciation on this schedule will differ from the depreciation and amortization on the consolidated statements of cash flows due to the amortization of loan costs and capitalized leasing costs.

82

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

By:	NTS REALTY CAPITAL, INC.
	Its:	Managing General Partner

	By:	/s/ Brian F. Lavin
Brian F. Lavin
		Its:	President and Chief Executive Officer
(Principal Executive Officer)
		Date:	March 14, 2014

	By:	/s/ Gregory A. Wells
Gregory A. Wells
		Its:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
		Date:	March 14, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J.D. Nichols
J.D. Nichols
	Its:	Chairman of the Board
	Date:	March 14, 2014

By:	/s/ Brian F. Lavin
Brian F. Lavin
	Its:	President, Chief Executive Officer and Director
(Principal Executive Officer)
	Date:	March 14, 2014

By:	/s/ Mark D. Anderson
Mark D. Anderson
	Its:	Director
	Date:	March 14, 2014

By:	/s/ John Daly
John Daly
	Its:	Director
	Date:	March 14, 2014

By:	/s/ John S. Lenihan
John S. Lenihan
	Its:	Director
	Date:	March 14, 2014

83

EXHIBIT 21.01

SUBSIDIARIES OF NTS REALTY HOLDINGS LIMITED PARTNERSHIP
AS OF MARCH 14, 2014

Property Name	Jurisdiction of Organization or Formation

Cool Springs Investment, LLC	Delaware
Creek’s Edge Apartments, LLC	Kentucky
GB Central Holdings, LLC	Delaware
GB Longwood Properties, LLC	Delaware
LE Central Holding, LLC	Delaware
Lakes Edge Apartments, LLC	Delaware
LSR Properties, LLC	Kentucky
NLP CSM Company	Delaware
NLP Castle Creek, LLC	Delaware
NLP Lake Clearwater, LLC	Delaware
NLP Park Place, LLC	Delaware
NLP Richland, LLC	Delaware
NLP Swift Creek, LLC	Delaware
NLP Whitworth, LLC	Delaware
NLP Willow Lake, LLC	Delaware
NLP Willows, LLC	Delaware
NTS Towne Center, LLC	Florida
Overlook Apartments, LLC	Delaware
Shelby Farms Apartments, LLC	Delaware
SP Central Holdings, LLC	Delaware
SP Longwood Properties, LLC	Delaware

EXHIBIT 31.1

CERTIFICATION

I, Brian F. Lavin, certify that:

1.	I have reviewed this annual report on Form 10-K of NTS Realty Holdings Limited Partnership;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

By:	/s/ Brian F. Lavin
President and Chief Executive Officer of
NTS Realty Capital, Inc., the Managing General Partner of NTS Realty Holdings Limited Partnership
Date: March 14, 2014

EXHIBIT 31.2

CERTIFICATION

I, Gregory A. Wells, certify that:

1.	I have reviewed this annual report on Form 10-K of NTS Realty Holdings Limited Partnership;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

By:	/s/ Gregory A. Wells
Chief Financial Officer of
NTS Realty Capital, Inc., the Managing General Partner of NTS Realty Holdings Limited Partnership
Date: March 14, 2014

EXHIBIT 32.1

CERTIFICATION

I, Brian F. Lavin, President and Chief Executive Officer of NTS Realty Capital, Inc., the managing general partner of NTS Realty Holdings Limited Partnership (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 14, 2014
Name:	/s/ Brian F. Lavin
Brian F. Lavin
Title:	President and Chief Executive Officer of
NTS Realty Capital, Inc., the Managing General Partner of NTS Realty Holdings Limited Partnership

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 32.2

CERTIFICATION

I, Gregory A. Wells, Chief Financial Officer of NTS Realty Capital, Inc., the managing general partner of NTS Realty Holdings Limited Partnership (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 14, 2014
Name:	/s/ Gregory A. Wells
Gregory A. Wells
Title:	Chief Financial Officer of
NTS Realty Capital Inc., the Managing General
Partner of NTS Realty Holdings Limited Partnership

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.